Exhibit 10.1.5

THE

CONSOLIDATED EDISON

RETIREMENT PLAN

Part I

Subject to the Following Amendments and Clarifications:

•    Clarified on May 2, 2002;

•    Amended December 13, 2001;

•    Amended April 2003 In Accordance with

IRS Issuance of Favorable Determination Letter;

•    Amended August 2004 for 2004 Agreement Between

Local Union 503 of the International Brotherhood of

Electrical Workers, AFL0-CIO and O&R;

•    Amended August 2004 for 0&R Management

Employees Changes Concurrent with O&R Hourly Employees;

•    Amended August 2004 for the 2004-2008 Collective

Bargaining Agreement Between Consolidated Edison

Company of New York, Inc and Local 1-2 of the Utility

Workers Union of America, AFL-CIO;

•    Amended July 2004 for Updated Factors for 0&R Optional Forms;

•    Amended and Restated November 2004 for Miscellaneous Changes;

•    Amended September 2005 for the 2005-2009

Collective Bargaining Contract Between

Consolidated Edison Company of New York, Inc. and

Local Union No. 3 of the International Brotherhood of

Electrical Workers, AFL-CIO;

•    Amended November 2008 In Accordance with the

September 23, 2008 IRS Favorable Determination Letter;

•    Amended December 2008 For Domestic Partner

Benefits, Accelerated Vesting for Cash Balance

and 75% QJSA Option;

•    Amended December 2008 for the 2008-2012

Collective Bargaining Contract Between Consolidated

Edison Company of New York, Inc. and Local 1-2 of

the Utility Workers Union of America, AFL-CIO; and

•    Amended December 2008 for a Special Pension

Accrual for CECONY Management Employees.

Restated as of January 31, 2007 in Accordance with

Revenue Procedure 2005-66 and Notice 2005-101.

The Restatement Reflects Changes Under EGTRRA,

With technical corrections made by the

Job Creation and Worker Assistance Act of 2002 (JCWAA),

the Pension Funding Equity Act of 2004 (PFEA), and

the American Jobs Creation Act of 2004 (AJCA)

- i -

1.41	Effective Date	18
1.42	Eligible Employee	18
1.43	Employee	19
1.44	Employer or Employers	19
1.45	ERISA	19
1.46	Final Average Pay	19
1.47	Final Average Salary	20
1.48	FMLA	21
1.49	Highly Compensated Employee	21
1.50	Hour of Service	21
1.51	IRS Interest Rate	23
1.52	IRS Mortality Table	23
1.53	Layoff	23
1.54	Leased Employee	23
1.55	Limitation Year	24
1.56	Local 1-2	24
1.57	Local 3	24
1.58	Local 503	24
1.59	Named Fiduciary(ies)	24
1.60	Non-Suspendible Month	24
1.61	Normal Retirement Age	24
1.62	Normal Retirement Date	25
1.63	O&R	25
1.64	O&R Early Retirement Date	25
1.65	O&R Employee	25
1.66	O&R Hourly Employee	25
1.67	O&R Hourly Employee-1	25
1.68	O&R Management Employee	25
1.69	O&R Participant	25
1.70	O&R Plan	25
1.71	Parental Leave	25
1.72	Participant	26
1.73	Pension Allowance	26
1.74	Plan	26
1.75	Plan Administrator	26
1.76	Plan Year	26
1.77	Pre-Tax Contribution	26
1.78	Prior Plan or Prior Plans	26
1.79	Rule of 75 Participant	26
1.80	Rule of 85 Participant	27
1.81	Social Security Retirement Age	27
1.82	Social Security Taxable Wage Base	27
1.83	Spousal Consent	27
1.84	Stability Period	28

- ii -

1.85	Surviving Domestic Partner	28
1.86	Surviving Spouse	28
1.87	Total Salary	28
1.88	Trustee	29
1.89	Transferred O&R Management Participant	29
1.90	Vesting Service	29
1.91	Year of Accredited Service	29
Article II Participation		30
2.01	Participation Requirements	30
2.02	Events Affecting Participation	30
2.03	Participation Upon Reemployment	31
Article III Service		32
3.01	Vesting Service	32
3.02	Accredited Service	35
3.03	Re-employment of Participant- Suspension of Benefits and Break in Service Rules	37
Article IV Eligibility for and Amount of Benefits		42
4.01	Normal Retirement	42
4.02	Normal Retirement Pension Allowance	42
4.03	Late Retirement	46
4.04	Early Retirement	48
4.05	Vested Terminations Before Attaining Early Retirement	52
4.06	Disability Pension Allowance – CECONY Participants	55
4.07	Disability – O&R Participant and O&R Disability Pension Allowance	57
4.08	Spouse’s Pension	59
4.09	Maximum Benefit Limitation	66
4.10	Transfers and Employment With an Affiliate	69
4.11	Minimum Benefits	70
4.12	Additional Provisions	70
Article V Automatic Form of Payment		72
5.01	Automatic Form of Payment	72
5.02	Optional Forms of Payment	75
5.03	Election of Options	87
5.04	Commencement of Payments	90
5.05	Distribution Limitation	90
5.06	Direct Rollover of Certain Distributions	92
Article VI Contributions		94
6.01	Employers’ Contributions	94
6.02	Return of Contributions	94
6.03	Non-Contributory Nature	94
Article VII Administration of Plan		95
7.01	Named Fiduciaries	95
7.02	Duties of Plan Administrator	96
7.03	Meetings	98

- iii -

7.04	Compensation and Bonding	98
7.05	Establishment of Rules	99
7.06	Prudent Conduct	99
7.07	Actuary	99
7.08	Maintenance of Accounts	99
7.09	Service in More Than One Fiduciary Capacity	99
7.10	Limitation of Liability	100
7.11	Indemnification	100
7.12	Appointment of Investment Manager	101
7.13	Expenses of Administration	101
7.14	Claims and Review Procedures	102
Article VIII Management of Funds		105
8.01	Trustee	105
8.02	Exclusive Benefit Rule	105
Article IX General Provisions		106
9.01	Nonalienation	106
9.02	Conditions of Employment Not Affected by Plan	107
9.03	Facility of Payment	107
9.04	Information	107
9.05	Top-Heavy Provisions	108
9.06	Construction	111
9.07	Prevention of Escheat	112
Article X Amendment, Merger and Termination		113
10.01	Amendment of Plan	113
10.02	Merger, Consolidation, or Transfer	113
10.03	Additional Participating Companies	114
10.04	Termination of Plan	114
10.05	Limitation Concerning Highly-Compensated Employees and Highly-Compensated Former Employees	115
Article XI Cost-Of-Living Adjustments		117
11.01	Eligibility-CECONY Participants	117
11.02	Annual Adjustment-CECONY Participants	117
11.03	Percentage of Adjustment-CECONY Participants	117
11.04	Limitation on Adjustments-CECONY Participants	118
11.05	Index-CECONY Participants	118
11.06	Eligibility and Adjustment-O&R Participants	118
11.07	Eligible Spouse or Contingent Annuitant of O&R Participant	119
11.08	Pension Benefit Adjustment Amount for Spouse or Contingent Annuitant of O&R Participant	120
11.09	Pension Benefit Adjustment for Alternate Payee of an O&R Participant	120
Article XII 401(h) Account		124
12.01	Establishment	124
12.02	Terms and Conditions	124

- iv -

12.03	Contributions	124
12.04	Use of Assets	125
12.05	Modification, Amendment, and Termination	126
12.06	Allocation of Responsibility for Payment	126
Article XIII Return of Contributions to an O&R Participant		127
13.01	Vested O&R Participant	127
13.02	An O&R Participant Not Vested	127
13.03	Death of O&R Participant	127
13.04	Cessation of Pension Allowance	128
Article XIV Domestic Partner Benefits		129
14.01	Domestic Partner Benefits: In General	129
14.02	Pre–Retirement Domestic Partner Survivor Annuity Coverage	129
14.03	Post- retirement Domestic Partner Survivor Benefit Coverage	130
14.04	Termination of Domestic Partnership	131

- v -

THE CONSOLIDATED EDISON RETIREMENT PLAN

INTRODUCTION

Effective August 1, 1975, Consolidated Edison Company of New York, Inc. (“CECONY”) adopted The Consolidated Edison Pension and Benefits Plan (the “Weekly Plan”) to provide retirement benefits to its collectively bargained employees and their eligible surviving spouses. Effective January 1, 1983, CECONY adopted The Consolidated Edison Retirement Plan for Management Employees (the “Management Plan”), for employees on the management payroll of CECONY on or after December 31, 1982, to management employees who retired prior to that date and to eligible surviving spouses of such management employees. Effective January 1, 1998, Consolidated Edison, Inc. (“CEI”), a holding company, was formed, and CECONY became its wholly-owned subsidiary. In July 1999, CEI acquired Orange and Rockland Utilities, Inc. (“O&R”), which became a wholly-owned subsidiary of CEI.

Effective January 1, 2001, the Weekly Plan was amended and renamed the Consolidated Edison Retirement Plan (the “Plan”) to take into account, among other things, the impact the formation of the new controlled group has on the Plan; namely, that CEI is referred to throughout and serves as the Company, CECONY is the Plan Sponsor and an Employer and certain affiliates are, or will become, Participating Employers. Furthermore, effective January 1, 2001, the Management Plan and the Employees’ Retirement Plan of Orange and Rockland Utilities, Inc. were merged into the Plan as a single plan, as that term is defined in the Internal Revenue Code of 1986, as amended, (the “Code”) Section 414(l).

On April 9, 2003, the Internal Revenue Service issued a favorable determination letter on the Plan taking into account the changes made by the Uruguay Round Amendments Act, Pub. L. 103-465, the Small Business Job Protection Act of 1996. Pub. L. 104-188, the Uniformed Services Employment

and Reemployment Rights Act of 1994, Pub. L. 103-353, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206, and the Community Renewal Tax Relief Act of 2000, Pub. L. 106-554.

Since the 2003 determination letter, the Plan has been amended, as set forth below. In August, 2004, the Plan was amended to provide for the changes made on account of: (i) the collective bargaining agreement effective June 27, 2004, between CECONY and Local 1-2, Utility Workers Union of America, AFL-CIO (“Local 1-2 2004 CBA”); (ii) the collective bargaining agreement effective June 1, 2004, between O&R and Local 503, International Brotherhood of Electrical Workers, AFL-CIO (“Local 503 2004 CBA”); (iii) changes made to the benefit structure for O&R Management Employees that are concurrent with the changes made to the O&R Hourly Employees; and (v) changes to the factors used by O&R to determine actuarial equivalents for optional forms of benefits.

There are two changes resulting from the Local 1-2 2004 CBA. Effective for retirements after June 27, 2004, the definition of “Final Average Pay” changed from a 5-year to a 4-year high. Second, a CECONY Weekly Participant who is hired on or after June 27, 2004 (“CECONY Weekly Participant-1”) has as his or her normal form of pension allowance a single life annuity and all other forms of benefits are the actuarial equivalent of the single life annuity. CECONY does not subsidize the qualified joint and survivor annuities or the qualified pre-retirement survivor annuity for the CECONY Weekly Participant-1.

There are three changes resulting from the Local 503 2004 CBA. First, effective January 1, 2005, the pivot year will change from 1998 to January 1, 2000 and effective January 1, 2008, the pivot year will change from 2000 to 2003. Second, effective January 1, 2005, for those pensions that begin after age 60 and end at age 62 the supplemental monthly payment of $600 will be increased to $800. Third, an O&R hourly employee hired on and after January 1, 2005 (“O&R Hourly Participant-1”) will not be entitled to a pension benefit adjustment.

The Plan also was amended to provide that for retirements on and after January 1, 2005, the definition of Final Average Pay for CECONY Management Participants will change from a 60-month high to a 48-month high.

The Plan was amended, effective March 28, 2005, in accordance with Section 401(a)(31)(B)(i) of the Internal Revenue Code (“Code”) added as part of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). The required amendment reduces involuntary distributions from $5,000 to $1,000 of those vested accrued benefits.

The Plan was amended, effective June 26, 2005, to take into account four changes resulting from the 2005 –2009 Collective Bargaining Contract between Consolidated Edison Company of New York, Inc. and Local Union No. 3 of the International Brotherhood of Electrical Workers, AFL-CIO (“Local 3 2005 CBA”). First, effective June 26, 2005, for each CECONY weekly Local 3 employee who was on the payroll as of June 25, 2005, the definition of “Final Average Pay” will change from a 5 –year to a 4 –year high. Second, effective June 26, 2005, a CECONY weekly local 3 employee hired on or after June 26, 2005, (“CECONY Local 3 Employee-1”) will have as his or her normal form of pension allowance a single life annuity and all other forms of benefits will be the actuarial equivalent of the single life annuity. CECONY will no longer subsidize the qualified joint and survivor annuities or the qualified pre-retirement survivor annuity for CECONY Local 3 Employee-1. Third, effective June 26, 2006, a CECONY Local 3 Employee –1 will be eligible for an unreduced early retirement pension allowance benefit at age 59 with 30 years of service or age 60 with 15 years of Accredited service. And, fourth, the pension allowance for a CECONY Local 3 Employee–1 will not be eligible for a cost of living adjustment.

The Plan was amended to take into account the changes made by EGTRRA, as such changes were effective as of January 1, 2002, and subsequent legislation and regulations up to and including those with effective dates on and after January 1, 2007. These Plan amendments supersede any provisions to the extent those provisions are inconsistent with the provisions of this Plan amendment.

On January 30, 2007, in accordance with Revenue Procedure 2055-66, the Plan was submitted to the Internal Revenue Service for a favorable determination letter. The submission took into account the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 and other items identified on the 2005 Cumulative List of Changes in Plan Qualification Requirements.

On September 23, 2008, the Internal Revenue Service issued a favorable determination letter on the Plan (“2008 Determination Letter”). The 2008 Determination Letter considered the 2005 Cumulative List of Changes in Plan Qualification. The 2008 Determination Letter favorably applied to the proposed amendments submitted to the IRS in February 2007 and July 2008 (“Proposed Amendments”). The Plan includes the requirements set forth in the 2008 Determination Letter including the Proposed Amendments.

Effective January 1, 2008, the Plan was amended to provide that survivor pension benefits are available to a Participant who has a same sex domestic partner (“Same Sex Domestic Partner Survivor Benefits”). The Participant’s domestic partner must meet certain criteria (“Domestic Partner”) established by the Plan Administrator. The electing Participant bears the costs of providing the Same Sex Domestic Partner Survivor Benefit.

Effective January 1, 2008, the Plan was also amended to change the vesting schedule for CEI Participants and all other Participants covered by the cash balance formula. Effective January 1, 2008, actively employed Participants who are covered by the cash balance formula and have an Hour of Service on or after January 1, 2008, will become 100% vested after three years of Vesting Service. The Plan was also amended to include a statutory mandated 75% qualified joint and survivor annuity.

The Plan was amended, effective July 1, 2008 to take into account the change resulting from the 2008-2012 collective bargaining contract between Consolidated Edison Company of New York, Inc. and Local Union No. 1-2 of the Utility Workers Union of America, AFL-CIO. Effective July 1, 2008, each Local 1-2 Participant who meets certain age and service requirements and continues in active employment will be entitled to earn a special pension accrual during the designated period.

The Plan was amended, effective January 1, 2009, to provide that a CECONY Management Participant who meets certain age and service requirements will be entitled to earn a special pension accrual during a designated period.

Except as otherwise specifically provided herein, the rights and benefits of any Participant who retires or whose employment is terminated are determined in accordance with the provisions of the Plan as in effect and operative at the time of such retirement or termination.

Article I

Definitions

1.01 Accredited Service means service recognized for purposes of computing the amount of any Pension Allowance and is determined as provided in Section 3.02. Effective January 1, 2001, wherever the term “Accredited Service” appears, “Accredited Service” also means “Credited Service” as that term is applied to determine a benefit for an O&R Participant. For an O&R Participant, a Year of Credited Service is a Year of Vesting Service during the period of Plan participation.

1.02 Accumulated Contributions means the sum of an O&R Participant’s contributions to the O&R Plan plus interest at the rate per annum, compounded annually, of 2 1/2 per centum prior to January 1, 1963; 3 per centum after December 31, 1962, and prior to January 1, 1976; 5 per centum after December 31, 1975, and prior to January 1, 1981; 6 per centum after December 31, 1980, and prior to January 1, 1986; 7 per centum after December 31, 1985, and prior to January 1, 1988, and after December 31, 1987, the interest rate determined pursuant to the provisions of Code Section 411(c)(2)(C) as in effect from time to time thereafter.

1.03 Actuarial Equivalent means equivalent value determined on the basis of the applicable factors set forth in

(a) Appendix A, Sub appendix A-1 for CECONY Participants,

(b) Appendix A, Sub appendix A-2 for O&R Participants,

(c) Appendix A, Sub appendix A-3 for CEI Participants , except as otherwise specified in the Retirement Plan, and

(d) Effective January 1, 2008, Appendix A, Sub appendix A -4 for Domestic Partner Benefits including a Pre-retirement Domestic Partner Survivor Annuity and a Post–retirement Domestic Partner Survivor Annuity Benefit.

1.04 Adjusted IRS Interest Rate means, for a CECONY Participant, the rate of interest, used in conjunction with the IRS Interest Rate in the calculation of the present value of benefits, to take account of prospective cost of living adjustments, pursuant to Section 11.02, which shall be determined by:

(a) dividing the IRS Interest Rate, as determined for a Participant’s Annuity Starting Date, by 100;

(b) adding 1.0000 to the amount determined under (a);

(c) dividing the amount determined in (b) by the lesser of (x) the sum of (A) 0.9694, plus (B) the product of 0.7194 and the amount determined in (a), or (y) 1.0300;

(d) subtracting 1.0000 from the amount determined in (c); and

(e) multiplying the amount determined in (d) by 100, provided, however, that in no event shall the Adjusted IRS Interest Rate exceed the IRS Interest Rate as of any date of determination.

Effective for determining a CECONY Participant’s present value of benefits on and after January 1, 2009, the Adjusted IRS Interest Rate means, the rate of interest used in conjunction with the IRS Interest Rate in the calculation of the present value of benefits. The adjustment to the IRS Interest Rate is made to reflect the prospective cost of living adjustments, pursuant to section 11.02, and is determined in the following manner:

(a) First, the annual percentage change in Consumer Price Index, All Urban Consumers—US City Average (“CPI-U”) is measured in October of each year. The period begins on October 1st of the prior year and ends September 30th of the current year. Each of the past ten annual periods are compiled.

(b) Second, to the extent that any of the annual percentage changes in (a) are/were greater than 4%, the change for that annual period is limited to 4%.

(c) Third, the 10 annual periods, after an adjustment, if necessary under (b), are multiplied together to determine the cumulative 10-year impact of the CPI-U Index.

(d) Fourth, the cumulative impact calculated in (c) is annualized so that the resulting number, multiplied by itself 10 times will result in the cumulative impact calculated in (c).

(e) Fifth, the assumed automatic cost-of-living adjustment is 75% of the average CPI in the fourth step (d) rounded to the nearest .001. The results of the first to the fourth steps are done without any rounding.

(f) Fifth, the annualized number from (d) is the CPI used to adjust the IRS Interest Rate segments published monthly for use during the following calendar year (January to December).

(g) The Adjusted Interest Rate is determined by dividing the IRS Interest Rate for each segment by the adjustment determined in the fifth step in (e). This step can be expressed by the formula: (1+ IRS Segment Rate) / (1+ Adjustment) -1.

1.05 Affiliate means any company which is a member of a controlled group of corporations (as defined in Code Section 414(b)), which also includes as a member the Company, any trade or business under common control (as defined in Code Section 414(c)), with the Company, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)), which includes the Company, and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o). Notwithstanding the foregoing sentence, for purposes of determining the Maximum Benefit Limitation, as provided in Section 4.09 of the Retirement Plan, the definitions in Code Sections 414(b) and (c) shall be modified as provided in Code Section 415(h).

1.06 Annual Basic Straight-Time Compensation means:

(a) for a CECONY Weekly Employee, his or her regular stated rate of pay in his or her last pay period in each calendar year, determined prior to any Pre-Tax Contributions, on which overtime and other premium payments are based, and, except as set forth in the definition of Final Average Pay, shall not include premium, overtime payments, or similar payments. In the case of an hourly-paid CECONY Weekly Employee, Annual Basic Straight-Time Compensation will be determined by multiplying the CECONY Weekly Employee’s hourly rate by his or her regular weekly schedule of hours multiplied by fifty-two (52); and

(b) effective as of January 1, 2001, for a CECONY Management Participant, a CEI Participant and a CECONY Transferred Participant, his or her regular stated annual rate of salary in his or her last pay period in each calendar year, determined prior to any Pre-Tax Contributions, excluding premium pay, overtime pay, payments under deferred compensation, incentive, or other employer benefit or compensation plans, and all other forms of special pay. If a CEI Participant is covered by a collective bargaining agreement, his or her Annual Basic Straight Time Compensation means his or her hourly rate of pay at the end of each calendar quarter times 520 hours. If a CEI Participant’s Annual Basic Straight Time Compensation includes a shift differential that is included in his or her rate of pay, the shift differential is included in Annual Basic Straight Time Compensation.

1.07 Annual Compensation means:

(a) for a CECONY Weekly Employee, his or her Annual Basic Straight-Time Compensation;

(b) for a CECONY Management Participant and a CECONY Transferred Participant, for Plan Years commencing prior to January 1, 1999, his or her Annual Basic Straight-Time Compensation;

(c) for a CECONY Management Participant, a CECONY Transferred Participant, and a CEI Participant, for Plan Years commencing on and after January 1, 1999, the sum of his or her Annual Basic Straight-Time Compensation and Annual Variable Pay Award;

(d) for an O&R Management Employee, his or her Annual O&R Management Compensation; and

(e) for an O&R Hourly Employee, his or her Annual Rate of Compensation.

Commencing with the Plan Year beginning in 1994, Annual Compensation taken into account for any purpose under the Retirement Plan, including the determination of Final Average Salary and Final Average Pay, shall not exceed $150,000. Beginning for Plan Years on and after December 31, 1997 up to and including Plan Year 1999, Annual Compensation will not exceed $160,000 and $170,000 for 2000 and 2001. Beginning for Plan Years on and after 2002, Annual Compensation will not exceed $200,000 as adjusted from time to time in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to Annual Compensation for the determination period that begins with or within the calendar year. Effective January 1, 1997, the compensation limit shall be applied without regard to the family aggregation provisions of Code Section 414(q)(6), as in effect prior to the amendment by the Small Business Job Protection Act of 1996, in determining benefit accruals for Plan Years beginning on and after January 1, 1997, and, to the extent permissible under the IRS rules or regulations, for any earlier Plan Year.

1.08 Annual O&R Management Compensation means the regular remuneration paid to an O&R Management Employee on the basis of his or her regular workweek, determined prior to any Pre-Tax Contributions, plus any awards paid to an O&R Management Employee after January 1, 1997, under the Orange and Rockland Utilities, Inc. Annual Team Incentive Plan (“ATIP”) (such ATIP awards shall be credited to Annual O&R Management Compensation in the year in which paid). Annual O&R Management Compensation excludes any bonuses (other than ATIP awards), overtime, other special pay and O&R’s cost for any public or private employee benefit Retirement Plan including the Retirement Plan. An O&R Management Employee receiving credit for Vesting Service and Credited Service on the basis of receipt of long-term disability benefits under the plan of such benefits sponsored by O&R shall be credited with Annual O&R Management Compensation for that period at the same rate he or she had been receiving when last actively at work.

Notwithstanding anything to the contrary in this definition ATIP awards will be considered as Annual O&R Management Compensation only if paid in a year in which the O&R Management Employee is on the active payroll of the Company or an Affiliate. Also, if the final day on which an O&R Management Employee is on the active payroll is prior to the ATIP award payment date in the year which contains such final day on the active payroll, the ATIP award paid to such O&R Management Employee in such year shall be deemed to have been received during his or her Credited Service for the purpose of determining his or her Pension Allowance. When determining an O&R Management Employee’s rate of Annual O&R Management Compensation as of a particular date, for the purpose of determining his or her deemed Annual O&R Management Compensation, during a period of deemed Credited Service, the ATIP component of that Annual O&R Management Compensation rate shall be based upon the ATIP award paid to the O&R Management Employee in the year which contains the last date on which such O&R Management Employee is on the active payroll of the Company or an Affiliate.

1.09 Annual Rate of Compensation means, for an O&R Hourly Employee paid at an hourly or weekly rate, the regular remuneration paid to an O&R Hourly Employee on the basis of his or her regular workweek, determined prior to any Pre-Tax Contributions, and excluding any bonuses, overtime, or special pay, O&R’s cost for any public or private employee benefit Retirement plan including the Retirement Plan, for the last regular work week immediately preceding the date the Annual Rate of Compensation is being computed multiplied by 52. An O&R Hourly Employee receiving credit for Vesting Service and Credited Service on the basis of receipt of long-term disability benefits under the plan of such benefits sponsored by O&R shall be credited with Annual O&R Hourly Compensation for that period at the same rate he or she had been receiving when last actively at work.

1.10 Annual Variable Pay Award means the amount awarded, if any, to a Participant in a Plan Year under CECONY’s variable pay compensation plan or O&R’s ATIP. For an Employer other than CECONY or O&R, Annual Variable Pay Award means the amount awarded, if any, to a Participant in a Plan Year under that Employer’s short-term incentive compensation plan that has been approved by the Plan Administrator. Effective November 15, 2001, the amount of any award to be counted under this Retirement Plan for a CECONY Participant or a CEI Participant shall not exceed 25% of the Participant’s rate of base annual salary or pay in effect as of January 1 of the Plan Year in which the award is made. Any awards under a long-term incentive compensation plan shall not be includible in any “Annual Variable Pay Award.” Commissions paid by an Employer also shall be considered to have been awarded pursuant to a short-term incentive compensation plan and shall be subject to the overall aggregate limit of 25% of base annual salary (exclusive of commissions).

1.11 Annuity Starting Date means, unless the Plan expressly provides otherwise, the first day of the first period in or for which an amount is due as an annuity or any other form.

1.12 Approved Leave of Absence means, for an O&R Employee, an absence from employment, granted to and approved by O&R in a uniform and non-discriminatory manner; it also means an absence for service in the Armed Forces or other governmental agency, provided that, and only so long as, reemployment rights are protected by law.

1.13 Beneficiary means the person, persons, or entity named by a Participant by written designation filed with the Plan Administrator to receive payments after the Participant’s death.

1.14 Board means the Board of Trustees of CECONY, as from time to time constituted, or its delegate.

1.15 Break in Service means a Plan Year in which an Employee completes 500 or fewer Hours of Service.

1.16 Cash Balance Account means a hypothetical bookkeeping account to which is credited the allocations and interest credits on behalf of a CEI Participant pursuant to Article IV.

1.17 Cash Balance Accrued Benefit means the Cash Balance Account, as of any determination date, projected to Normal Retirement Date at the “applicable interest rate,” as defined in this paragraph, and payable at Normal Retirement Date in the form of a single life annuity for the life of the CEI Participant. The amount of the single life annuity will be determined using the IRS Interest Rate and IRS Mortality Table. The “applicable interest rate” will be equal to four times the interest rate taken into account pursuant to Section 4.02(b)(2), called “Interest Credits to Cash Balance Account,” in the determination of interest credits allocated to the Participant’s Cash Balance Account for the quarter that includes the date of determination.

1.18 Cash Balance Single Sum Payment means a lump sum payment in the amount of the Participant’s Cash Balance Account at the Participant’s Annuity Starting Date, or, if greater, the present value of the Cash Balance Accrued Benefit. The present value calculation will use the IRS Interest Rate and will assume no mortality factor.

1.19 Cash Out means a lump sum distribution of the Actuarial Equivalent of 100% of the Participant’s nonforfeitable accrued Pension Allowance. The Cash Out does not apply to a CEI Participant who elects a Cash Balance Single Sum Payment.

1.20 CECONY means the Consolidated Edison Company of New York, Inc., and any successor by merger, purchase or otherwise.

1.21 CECONY Local 3 Employee –1 means a CECONY Weekly Employee who is a member of Local 3 and hired on or after June 26, 2005.

1.22 CECONY Management Participant means a participant who was in the CECONY Management Plan on or before December 31, 2000, a “transferred O&R Management Participant,” as defined in Appendix C, who by the terms and operation of Appendix C, becomes a CECONY Management Participant and is not covered under the cash balance formula, and an Affected IP Employee (as defined in Appendix J) hired on or after January 1, 2001, on the management payroll of CECONY and who, but for this provision, would have been a CEI Participant.

1.23 CECONY Management Plan means the Consolidated Edison Retirement Plan for Management Employees, as in effect on December 31, 2000.

1.24 CECONY Participant means a CECONY Weekly Participant, a CECONY Management Participant and a CECONY Transferred Participant. CECONY Participant also means a former employee and/or retiree of CECONY who, as of December 31, 2000, had a vested right to a Pension Allowance from the CECONY Management Plan or the CECONY Weekly Plan. A CECONY Participant does not include a CEI Participant.

1.25 CECONY Retiree Health Program means The Consolidated Edison Retiree Health Program as, from time to time, is in effect.

1.26 CECONY Transferred Participant means a CECONY Management Participant who transfers directly, without a break in employment, from the payroll of CECONY to the payroll of O&R, a CEI Affiliate or another Employer.

1.27 CECONY Weekly Employee means an Eligible Employee employed by and on the weekly payroll of CECONY who is a member of Local 1-2, or a member of Local 3. In all cases other than those cases explicitly set forth otherwise, references to a “CECONY Weekly Employee” include a CECONY Weekly Employee-1 and a CECONY Local 3 Employee-1.

1.28 CECONY Weekly Employee-1 means a CECONY Weekly Employee who is a member of Local 1-2 Weekly and hired on and after June 27, 2004.

1.29 CECONY Weekly Participant means a CECONY Weekly Employee who was a participant in the CECONY Weekly Plan or becomes a Participant in this Retirement Plan.

1.30 CECONY Weekly Participant-1 means a CECONY Weekly Employee-1 and a CECONY Local 3 Employee-1, who participates in the Retirement Plan.

1.31 CECONY Weekly Plan means the Consolidated Edison Pension and Benefits Retirement Plan as in effect on December 31, 2000.

1.32 CEI Participant means an Eligible Employee of CECONY or O&R, hired on or after January 1, 2001, who is neither a CECONY Weekly Employee nor an O&R Hourly Employee nor an Affected IP Employee (as defined in Appendix J). CEI Participant also means an Eligible Employee of a CEI Affiliate, other than a CECONY Transferred Participant (without regard to his or her hire date), for whom the CEI Affiliate has elected to extend participation in the Retirement Plan, as set forth in Appendix B. CEI Participant also means an Eligible Employee of an Affiliate that becomes an Employer on or after January 1, 2001, and for whom such Employer, with the consent of CECONY, extends participation.

1.33 CEI Affiliate or CEI Affiliates means one, more than one, or all, as the context indicates, of Consolidated Edison Solutions, Inc. (“CES”); Consolidated Edison Energy, Inc. (“CEE”); Consolidated Edison Development, Inc. (“CED”) Consolidated Edison Energy Massachusetts, Inc. (“CEEM”), and CED Operating Company, L.P. (“CEDOC”). Effective as of January 1, 2004, a CEI Affiliate includes Competitive Shared Services (“CSS”). Beginning July 2004, a CEI Affiliate will be only the current CEI Affiliates and, thereafter, those entities referred to in the Appendices.

1.34 Code means the Internal Revenue Code of 1986, as amended from time to time.

1.35 Code Section 415(c)(3) Compensation means the inclusion of the Employee’s wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment, to the extent that the amounts are includible in gross income.

Code Section 415(c)(3) Compensation includes amounts that would have been received and includible in gross income but for an election under section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b). Compensation includes, but is not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in § 1.62-2(c).

Code Section 415(c)(3) Compensation includes amounts described in section 104(a)(3), 105(a), or 105(h), but only to the extent that these amounts are includible in the gross income of the Employee.

Code Section 415(c)(3) Compensation includes amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee.

Code Section 415(c)(3) Compensation includes the value of a nonstatutory option granted to an Employee, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted.

Code Section 415(c)(3) Compensation includes amounts includible in the gross income of an Employee upon making the election described in section 83(b).

Code Section 415(c)(3) Compensation includes amounts that are includible in the gross income of an Employee under the rules of section 409A or section 457(f)(1)(A) or because the amounts are constructively received by the Employee.

Code Section 415(c)(3) Compensation does not include contributions (other than elective contributions described in section 402(e)(3), section 408(k)(6), section 408(p)(2)(A)(i), or section 457(b)) made by the Employer to a plan of deferred compensation to the extent that the contributions are not includible in the gross income of the Employee for the taxable year in which contributed.

Code Section 415(c)(3) Compensation does not include any distributions from a plan of deferred compensation, whether or not qualified, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

Code Section 415(c)(3) Compensation may include, if the plan so provides, amounts received by an Employee pursuant to a nonqualified unfunded deferred compensation plan in the year the amounts are actually received, but only to the extent such amounts are includible in the Employee’s gross income.

Code Section 415(c)(3) Compensation does not include amounts realized from the exercise of a nonstatutory option (which is an option other than a statutory option as defined in § 1.421-1(b)), or when restricted stock or other property held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (see section 83 and regulations promulgated under section 83).

Code Section 415(c)(3) Compensation does not include amounts realized from the sale, exchange, or other disposition of stock acquired under a statutory stock option (as defined in § 1.421-1(b)).

Code Section 415(c)(3) Compensation does not include other amounts that receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not salary reduction amounts that are described in section 125).

1.36 Company means Consolidated Edison, Inc. or any successor by merger, purchase or otherwise.

1.37 Consolidated RPA ‘94 Lump Sum Conversion Factors means, effective January 1, 1997, the table of actuarial factors used to convert an immediate or deferred annuity, determined in accordance with or by reference to Section 4.02, into an actuarially equivalent lump sum. Such factors shall be based on the IRS Mortality Table and shall take into account the IRS Interest Rate for the period prior to a Participant’s Normal Retirement Date and the Adjusted IRS Interest Rate for the period subsequent to the Participant’s Normal Retirement Date. The enrolled actuary shall provide to the Plan Administrator tables of Consolidated RPA ‘94 Lump Sum Conversion Factors determined on the basis of the IRS Interest Rate in effect in each “lookback month” as that term is defined in the definition of IRS Interest Rate.

1.38 Credited Service means each Plan Year in which the O&R Participant has earned or is credited with a Year of Vesting Service during Plan participation. Effective on and after January 1, 2001, in this Retirement Plan, Credited Service means Accredited Service.

1.39 Disability means a total and permanent disability, which qualifies the Participant to receive Social Security disability benefits.

1.40 Domestic Partner means the person who meets the criteria enumerated in Article XIV and is registered as the Domestic Partner of a Participant.

1.41 Effective Date means (i) August 1, 1975, for the CECONY Weekly Plan; (ii) January 1, 1983, for the CECONY Management Plan; (iii) February 1, 1954, for the O&R Plan; and (iv) January 1, 2001, for this Retirement Plan.

1.42 Eligible Employee means, in the case of CECONY and O&R, unless otherwise excluded, an Employee. In the case of each CEI Affiliate, an Eligible Employee is a CECONY Transferred Participant and any other Employee to whom such CEI Affiliate has elected or elects, with the approval of CECONY, to extend participation in the Retirement Plan, as set forth in Appendix B. In the case of any other Employer, an Eligible Employee is only the person(s) to whom such Employer specifically elects or elected, with the approval of CECONY, to extend participation in this Plan, as set forth in Appendix B. An Eligible Employee does not mean a person working on a temporary or seasonal basis. An Eligible Employee is not a Leased Employee or a person who has entered into a written contract that provides he or she (a) is an independent contractor and not an Employee and/or (b) waives participation in the Retirement Plan. An independent contractor shall not be eligible to participate in the Plan during the period the written contract is in effect without regard to whether such person is reclassified as an Employee for such period by the Internal Revenue Service for tax withholding purposes. Effective January 1, 2001, an Eligible Employee does not include an employee or individual receiving a Pension Allowance unless he or she is in a Non-Suspendible Month.

1.43 Employee means any individual who is employed by and a common law employee of the Company, an Employer, or an Affiliate or who is a Leased Employee. An Employee means a person who is receiving compensation other than a pension, severance pay, a retainer, or fee under contract.

1.44 Employer or Employers means one, more than one, or all, as the context so indicates, of CECONY, O&R, each CEI Affiliate, and each Affiliate to the extent that it has elected or elects, in the future, to participate in the Plan with the consent of CECONY as provided in Section 10.03.

1.45 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.46 Final Average Pay means, for purposes of a CECONY Weekly Employee, the average of Annual Basic Straight-Time Compensation, calculated to the nearest whole dollar, for the sixty (60) consecutive calendar months, out of the last one hundred twenty (120) months of his or her Accredited Service which produce the highest average.

Effective for retirements on and after June 27, 2004, Final Average Pay means, for a CECONY Weekly Employee who is a member of Local 1-2 Weekly, the average of Annual Basic Straight-Time Compensation calculated to the nearest whole dollar for the forty eight (48) consecutive calendar months out of the last one hundred twenty (120) months of his or her Accredited Service which produce the highest average.

Effective for retirements after June 26, 2005, Final Average Pay means, for a CECONY Weekly Employee who is a member of Local 3 Weekly, other than a CECONY Local 3 Employee-1, the average of Annual Basic Straight-Time Compensation calculated to the nearest whole dollar for the forty eight (48) consecutive calendar months out of the last one hundred twenty (120) months of his or her Accredited Service which produce the highest average.

If a CECONY Weekly Employee has less than sixty (60) or for retirements on and after June 27, 2004, or for a CECONY Local 3, other than a CECONY Local 3 Employee-1, after June 26, 2005, forty eight (48), consecutive calendar months, Final Average Pay means the highest average of his or her Annual Basic Straight-Time Compensation during all months of Accredited Service.

For (1) a Local 3 Weekly Employee, who has an effective retirement date after August 31, 1997 and before December 1, 2001, fifty percent (50%); (2) a Local 1-2 Weekly Employee who has an effective retirement date after November 30, 2000 one hundred percent (100%); and, (3) a Local 3 Employee who has an effective retirement date after November 30, 2001, one hundred percent (100%); of the aggregate amount of his or her pay attributable exclusively to Sunday premium pay and night shift and midnight shift differential premium pay during a calendar year shall be added to his or her Annual Basic Straight-Time Compensation to determine Final Average Pay only under the Final Average Pay pension benefit formula. Solely for purposes of this Section, months of Accredited Service separated by a Break in Service shall be deemed consecutive.

1.47 Final Average Salary means, for purposes of a CECONY Management Participant, the average of Annual Basic Straight-Time Compensation and the Annual Variable Pay Awards added together and each calculated to the nearest whole dollar. Final Average Salary is determined based on the sixty (60)

consecutive calendar months, or, effective for retirements on and after January 1, 2005, forty eight (48) consecutive calendar months in the last one hundred twenty (120) months of his or her Accredited Service which produce the highest average, or during all of the months of his or her Accredited Service if he or she has less than sixty (60), or for retirements on and after January 1, 2005, forty eight (48) consecutive calendar months, in the ten-year period ending on the CECONY Management Participant’s termination of employment during all months of Accredited Service which produce the highest average. Solely for the purpose of this Section, months of Accredited Service separated by a Break in Service shall be deemed consecutive. The determination of Final Average Salary shall be subject to the provisions of Code Section 401(a)(17).

1.48 FMLA means the Family and Medical Leave Act of 1993, as amended from time to time.

1.49 Highly Compensated Employee means any Employee, who, during the preceding Plan Year received Code Section 415(c)(3) Compensation in excess of $85,000 for year 2000 and $100,000 for year 2006 adjusted by the cost-of-living adjustment, as defined in Code Section 415, and was in the “top paid group.” An Employee will be in the “top-paid group” if he or she is one of the 20% highest paid Employees.

1.50 Hour of Service means:

(a) Each hour for which the Employee is paid or entitled to payment for the performance of duties for the Company or an Affiliate.

(b) An Hour of Service also is each hour for which an Employee is paid, or entitled to payment, by the Company or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding this subsection (b), no more than 501 Hours of Service are to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period).

(c) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers’ compensation, or unemployment compensation or disability insurance laws.

(d) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. A payment shall be deemed to be made by or due from the Company or an Affiliate regardless of whether such payment is made by or due from the Company or an Affiliate directly, or indirectly through, among others, a trust fund, or insurer, to which the Company or an Affiliate contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

(e) An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate. The same Hours of Service shall not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection (e). Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) shall be subject to the limitations set forth in that paragraph.

(f) With regard to an Employee for whom a record of his or her Hours of Service is not maintained, (i) one day of employment equals 10 Hours of Service, (ii) one week of employment equals 45 Hours of Service, and (iii) one month of employment equals 190 Hours of Service.

(g) Hours of Service shall be determined and calculated in accordance and compliance with the Department of Labor Regulations set forth in 29 CFR 2530. 200b-2.

1.51 IRS Interest Rate means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the second full calendar month preceding the applicable Stability Period. Such second full calendar month preceding the applicable Stability Period shall be deemed the “Lookback Month.” Effective January 1, 2001, for purposes of determining the interest credits that will be allocated to a Participant’s Cash Balance Account the IRS Interest Rate means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the second full calendar month immediately preceding the calendar quarter in which the Interest Rate is credited.

1.52 IRS Mortality Table means the mortality table prescribed by Secretary of the Treasury under Code Section 417(e)(3)(A)(ii)(I) as in effect on the first day of the applicable Stability Period. The change to the mortality table stated in Revenue Ruling 2001 -62 will be effective, as stated in such Revenue Ruling, on the first day of the Plan Year beginning on January 1, 2002. Thereafter, the IRS Mortality Table will be the table prescribed in Code Section 417(e).

1.53 Layoff means an Employee’s separation from the active payroll of an Employer for lack of work or such other reason, in no way the fault of the Employee, as may be determined by the Employer.

1.54 Leased Employee means any person performing services for the Company or an Affiliate as a leased employee as defined in Code Section 414(n). In the case of any person who is a Leased Employee before or after a period of service as an Employee, the entire period during which he or she has performed services as a Leased Employee shall be counted for service as an Employee for all purposes of the Plan, except that he or she shall not, by reason of that status, become a Participant of the Plan or earn Accredited Service. A Leased Employee is not an Eligible Employee, eligible participant or eligible individual for purposes of participating in the Retirement Plan during and while a Leased Employee. A Leased Employee is excluded from participation if employed in the capacity of an independent contractor or leased employee, even if such individual is subsequently determined to be a common law employee of an Employer, Affiliate or the Company.

Effective for Plan Years beginning after 1996, the Plan will apply the amended definition of a Leased Employee, as set forth in Code Section 414(n) and the Regulations, by deleting the term “…such services are of a type historically performed by Employees in the business field of the recipient…” to “…whose services are performed under the primary direction or control by the recipient….”

1.55 Limitation Year means the calendar year.

1.56 Local 1-2 means Local Union Nos. 1-2 of the Utility Workers Union of America, AFL-CIO.

1.57 Local 3 means Local Union No. 3 of the International Brotherhood of Electrical Workers, AFL-CIO.

1.58 Local 503 means Local Union No. 503 of the International Brotherhood of Electrical Workers, AFL-CIO.

1.59 Named Fiduciary(ies) means the person or persons designated in accordance with Section 7.01 to serve as named fiduciaries, within the meaning of ERISA Section 4.02(a), with respect to the Retirement Plan.

1.60 Non-Suspendible Month means a calendar month, beginning either on or after a Participant’s Normal Retirement Date or a Participant has begun receiving a Pension Allowance, during which the Participant does not complete at least 40 Hours of Service, as the term “Hours of Service” is defined in 29 CFR 2530.200b-2(a)(1) and (2).

1.61 Normal Retirement Age means an Eligible Employee’s 65th birthday or, if later, the fifth anniversary of the date he or she becomes a Participant. Normal Retirement Age, for an O&R Management Employee who was hired on or before December 31, 2000, or for an O&R Hourly Employee, means his or her 65th birthday.

1.62 Normal Retirement Date means the first day of the calendar month immediately following an Employee’s Normal Retirement Age.

1.63 O&R means Orange and Rockland Utilities, Inc. and its affiliates, Rockland Electric Company and Pike County Light and Power Company.

1.64 O&R Early Retirement Date means the date of an O&R Participant’s termination of employment from the Company or an Affiliate after the Participant attains his or her 55th birthday and completes ten (10) years of Vesting Service.

1.65 O&R Employee means an Employee employed by and on the active payroll of O&R.

1.66 O&R Hourly Employee means an Employee who is employed by and on the active payroll of O&R and a member of Local 503. Unless explicitly set forth otherwise, reference to an O&R Hourly Employee includes an O&R Hourly Employee-1.

1.67 O&R Hourly Employee-1 means an O&R Hourly Employee who is hired on or after January 1, 2005.

1.68 O&R Management Employee means an O&R Employee on the management payroll of O&R as of December 31, 2000.

1.69 O&R Participant means an O&R Management Employee and an O&R Hourly Employee who have met the participation requirements of Section 2.01, and any former O&R Employee who, as of December 31, 2000, has a vested Pension Allowance in the O&R Retirement Plan.

1.70 O&R Plan means the Employees’ Retirement Plan of Orange and Rockland Utilities, Inc. as in effect on December 31, 2000.

1.71 Parental Leave means a period in which the Employee is absent from work immediately following his or her active employment because of the Employee’s pregnancy, the birth of the Employee’s child, the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following birth or placement.

1.72 Participant means a CECONY Participant, O&R Participant, and a CEI Participant.

1.73 Pension Allowance means a Participant’s accrued benefit payable in the form of monthly payments (e.g., a single life annuity or a qualified joint and 50% survivor annuity) as provided in Article 5. A Pension Allowance may be payable as a Normal Retirement Pension Allowance, an Early Retirement Pension Allowance, a Disability Pension Allowance or a Vested Pension Allowance. If a Participant is deemed to elect a single sum payment, his or her Pension Allowance is a Cash Out or a Cash Balance Single Sum Payment, as the case may be.

1.74 Plan means The Consolidated Edison Retirement Plan, as set forth in this document, and as amended from time to time.

1.75 Plan Administrator means the person or persons designated by the Named Fiduciaries to administer and supervise the Retirement Plan as provided in Article 7.

1.76 Plan Year means the calendar year.

1.77 Pre-Tax Contribution means any pre-tax contributions to (a) a qualified “cash or deferred arrangement,” as defined in Code Section 401(k), (b) a “cafeteria Retirement plan,” as defined in Code Section 125, or (c) a “transportation reimbursement Retirement plan,” as defined in Code Section 132.

1.78 Prior Plan or Prior Plans mean one or more of the CECONY Weekly Retirement Plan, the CECONY Management Plan or the O&R Retirement Plan, as in effect on December 31, 2000.

1.79 Rule of 75 Participant means a CECONY Participant whose years of age and Accredited Service (each rounded to the nearest whole number) total at least 75 (“75 points”) on the Annuity Starting Date.

1.80 Rule of 85 Participant means an O&R Participant whose years of age and Vesting Service (on the Plan Year measurement basis only) total at least 85 on the O&R Participant’s Early Retirement Date.

1.81 Social Security Retirement Age means age 65 for a Participant born before January 1, 1938; age 66 for a Participant born after December 31, 1937, and before January 1, 1955; and age 67 for a Participant born after December 31, 1954.

1.82 Social Security Taxable Wage Base means the taxable wage base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year in which occurs the Participant’s termination of employment from the Company or an Affiliate.

1.83 Spousal Consent means written consent given by a Participant’s spouse to an election made by the Participant of a specified optional form of Pension Allowance or a designation of a specified Beneficiary as provided in Article 5. Spousal Consent shall be duly witnessed by a notary public and shall acknowledge the effect on the spouse of the Participant’s election. The requirement for Spousal Consent may be waived by the Plan Administrator in the event that the Participant establishes to the Plan Administrator’s satisfaction that he or she has no spouse that such spouse cannot be located, or under such other circumstances as may be permitted under applicable Treasury Department regulations. Spousal Consent shall be applicable only to the particular spouse who provides such consent. Spousal Consent shall be applicable only to the specific optional form of Pension Allowance elected or the specific Beneficiary designated pursuant thereto ,provided, however, that only the spouse of an O&R Participant may expressly waive his or her the right to consent to future changes.

1.84 Stability Period means the calendar month in which occurs the Annuity Starting Date for the distribution.

1.85 Surviving Domestic Partner means the Participant’s Domestic Partner named and in a relationship with the Participant on the earlier of the death of the Participant or the date the Participant began his or her Pension Allowance. A CECONY or CEI Participant who has 75 Points may name a Domestic Partner for coverage as a Surviving Domestic Partner under the Retiree Health Program.

1.86 Surviving Spouse means, for a CECONY Participant or a CEI Participant, the lawful spouse married to the Participant on the Participant’s Annuity Starting Date. Surviving Spouse means, for an O&R Participant, the lawful spouse who has been married to the Participant throughout the one-year period ending on the Annuity Starting Date and surviving at the O&R Participant’s date of death.

1.87 Total Salary means the aggregate amount of Annual Compensation, of a CECONY Participant, for his or her years of Accredited Service, calculated to the nearest whole dollar, not to exceed the last 30 years of Accredited Service. Total Salary equals the sum of a CECONY Participant’s Annual Compensation (1) in the year of retirement and/or termination from employment, plus (2) in each of the 14 Plan Years before retirement and/or termination from employment, plus (3) Annual Compensation for each earlier year of Accredited Service, not to exceed 16 years, at the Annual Compensation rate for the 14th calendar year prior to the calendar year of his or her retirement and/or termination from employment (“Pivot Year Compensation”).

The CECONY Participant’s Pension Allowance for up to 30 years is then determined, as set forth in more detail in Appendix F, by applying 2.2% to the CECONY Participant’s Total Salary (the “Base Pension Allowance”). For each month of Accredited Service in excess of 360 months of Accredited Service, the Base Pension Allowance shall be increased by an amount that is equal to .0125% per month of the Base Pension Allowance.

1.88 Trustee means the trustee or trustees by whom the funds of the Plan are held, as provided in Article 8.

1.89 Transferred O&R Management Participant means an Employee described in Appendix C of the Retirement Plan.

1.90 Vesting Service means service recognized for purposes of determining a Participant’s non-forfeitable right to a Pension Allowance under the Plan. Vesting Service is computed based on the Plan Year.

1.91 Year of Accredited Service means 12 months of consecutive or non-consecutive Accredited Service. A Participant earns or is credited with a month of Accredited Service for each month he or she is on an active payroll, receives Annual Compensation in that month, is an Eligible Employee and a Participant in the Retirement Plan.

Article II

Participation

2.01 Participation Requirements

(a) Each person who, on December 31, 2000, was a participant in a Prior Retirement Plan shall continue to be a Participant in the Plan.

(b) An Eligible Employee, other than an O&R Hourly Employee, who is hired on or after December 31, 2000, becomes either a CEI Participant, or in the case of a CECONY Weekly Employee, a CECONY Weekly Participant, as of the date he or she first completes an Hour of Service.

(c) An O&R Management Employee hired before January 1, 2001, and an O&R Hourly Employee shall become a Participant on the first day of the month following the earlier of:

(1)	the first anniversary date of his or her employment if he or she completes 1,000 Hours of Service within the 12-month period measured from the date on which he or she first completes an Hour of Service; or

(2)	the end of the first Plan Year occurring immediately subsequent to the Plan Year in which he or she first completes an Hour of Service during which he or she completes 1,000 Hours of Service.

2.02 Events Affecting Participation

A Participant’s participation in the Retirement Plan shall end when he or she is no longer employed by an Employer, the Company or an Affiliate and not entitled to a vested Pension Allowance. Participation also ends when he or she receives a Cash Out or Cash Balance Single Sum Payment. Participation shall continue while on an approved leave of absence or during a period while he or she is not an Eligible Employee but is in the employ of the Company. An Employee’s benefit shall be determined in accordance with the provisions of the Plan in effect on the date he or she ceases to be an Eligible Employee.

2.03 Participation Upon Reemployment

If the participation of a CECONY Participant or a CEI Participant ends and he or she again becomes an Eligible Employee without incurring a Break in Service, he or she shall again become a Participant as of his or her date of restoration to service as an Eligible Employee. If an O&R Participant’s participation ends, and he or she again becomes an Eligible Employee, her or she shall not forfeit any benefits in which he or she was previously vested and he or she again becomes a Participant as of his or her date of restoration to service as an Eligible Employee once he or she has again met the participation requirements set forth in Section 2.01.

Article III

Service

3.01 Vesting Service

(a) Special Vesting Rules

(1)	Vesting Service credited to an Employee under a Prior Retirement Plan as of December 31, 2000, shall be credited as Vesting Service under this Retirement Plan. Vesting Service shall not include any service that would have been disregarded under the break in service provisions of the Employee’s Prior Plan.

(2)	Effective on the specific date set forth below, each of the following Participants shall be 100% vested in and have a nonforfeitable right to his or her Pension Allowance.

(i)	Pursuant to the “change in control” provision in the O&R Retirement Plan, only each O&R Participant who was on the payroll of O&R on August 20, 1998, (the date the shareholders of O&R approved the acquisition of O&R by the Company) shall be 100% vested as of August 20, 1998;

(ii)	Each “WMECO Participant,” as defined in Appendix D, who was employed at the WMECO Facilities on July 19, 1999 shall be 100% vested as of July 19, 1999;

(iii)	Each “CECONY Participant at Divested Operations,” as defined in Appendix H, shall be 100% vested as described in Appendix H;

(iv)	Each “Affected IP Employee,” as defined in Appendix J, shall be 100% vested on the date of the closing of the sale of Indian Point; and

(v)	Each Lakewood Participant, Ocean Peaking/Rock Springs Participant, or WMECO Participant who is actively employed on May 8, 2008 shall be 100% vested on that date.

(b) General Vesting Rules

(1)	Effective on and after January 1, 2001, except as otherwise provided in the Retirement Plan, Vesting Service begins on the date the Employee first completes an Hour of Service and ends on the Employee’s termination of employment from the Company or an Affiliate. Unless explicitly set forth otherwise, each CECONY Participant, O&R Participant and CEI Participant will be 100% fully vested after five (5) years of vesting service. Beginning on January 1, 2008, a CEI Participant and any other Participant covered by the cash balance formula who have at least completed one Hour of Service on or after January 1, 2008, will be 100% fully vested after three years of Vesting Service.

(2)	A Participant, other than an O&R Participant, will be credited with a Year of Vesting Service in each Plan Year in which he or she is credited with 1000 Hours of Service or six months of service. An O&R Participant shall be credited with a year of Vesting Service in each Plan Year in which he or she is credited with 1000 Hours of Service. In determining an Employee’s years of Vesting Service, if it should result in a grant of Vesting Service more favorable to the Employee, the equivalencies for determining Hours of Service shall be used, provided that such equivalencies are consistently applied.

(3)	An O&R Management Employee hired on or after August 20, 1998 and an O&R Hourly Employee who completes 1000 Hours of Service during the 12 months commencing with the month in which he or she first completes an Hour of Service and also during the Plan Year following the Plan Year in which he or she completed his or her first Hour of Service, shall be credited with two years of Vesting Service as of the end of the Plan Year following the Plan Year in which he or she completed his or her first Hour of Service.

(c) Break in Service Rules

(1)	Solely for purposes of determining if a Break in Service for participation and vesting purposes has occurred, an Employee who is absent from work because of Parental Leave or a leave under the FMLA shall receive credit for the number of Hours of Service that the Employee would normally have received but for such absence, or where such Hours cannot be determined, eight (8) Hours of Service for each day of absence, subject to a maximum of 501 Hours of Service for any one such absence. The Hours of Service will be credited to the Plan Year in which the absence began if the Employee would otherwise incur a Break in Service in such Plan Year, or if not, in the immediately following Plan Year. In order to receive Hours of Service credit for such absence, the Employee shall be required to provide such information or certification as to the nature of the absence as may be required by the Plan Administrator.

(d) Uniformed Service Credit

(1)	Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). If an Employee is absent because of service in the uniformed services of the United States and if he or she has returned to the service of the Company or an Affiliate or applied to return while his or her reemployment rights were protected by law, then, in that event, that absence shall not count as a Break in Service, but instead shall be counted as Vesting Service to the extent required by law.

(e) Leave of Absence

(1)	A period of absence due to a paid sick leave granted by the Company or an Affiliate, other than O&R, and one period up to a maximum of six months during a Participant’s aggregate period of employment with the Company or an Affiliate, during which a Participant is on an approved leave of absence granted for any other reason will be considered Vesting Service.

(2)	The first six months of a Parental Leave or an FMLA Leave for maternity or paternity reasons will constitute Vesting Service if the Participant returns to active employment for a period equal to the lesser of (i) the Parental Leave or FMLA Leave or (ii) six months.

(3)	O&R shall credit an Approved Leave of Absence as Vesting Service, provided that upon conclusion of such “Approved Leave of Absence,” the O&R Participant returns to employment with O&R or an Affiliate or is eligible to retire on a Normal Retirement Date or an Early Retirement Date.

3.02 Accredited Service

(a) Accredited Service and Credited Service credited to a Participant under a Prior Retirement Plan as of December 31, 2000, shall be treated as Accredited Service under this Plan. Accredited Service shall not include any service that would have been disregarded under the provisions of the applicable Prior Retirement Plan. Accredited Service is the “unit” used to determine a Participant’s accrued benefit or Pension Allowance.

(b) Except as provided below, only active service with and on the active payroll of an Employer as an Eligible Employee and Participant, shall be Accredited Service under the Retirement Plan. Subject to the provisions below, a period between a Break in Service and a reemployment date, whether or not counted as Vesting Service, shall not be counted as Accredited Service. A Participant who has five years of Vesting Service or who becomes 100% vested, on account of operation of another vesting provision in the Retirement Plan, will receive Accredited Service for all of his or her years and months of active service (e.g., service while actively employed and on the active payroll) after becoming fully vested regardless of a subsequent Break in Service.

(c) Accredited Service shall include, to the extent required by law, any period of absence from service with the Company or an Affiliate due to a period of service in the uniformed services of the United States which is counted in a

Participant’s Vesting Service as provided in Section 3.01(b). The Participant shall be deemed to have earned Annual Compensation during the period of absence at the rate he or she would have received had he or she remained employed as an Eligible Employee for that period or if such rate is not reasonably certain, on the basis of the Participant’s rate of compensation during the 12-month period immediately preceding such period of absence (or if shorter, the period of employment immediately preceding such period).

(d) Accredited Service for a CECONY Participant shall include a period of absence due to a paid sick leave granted by CECONY. Effective July 1, 1996, Accredited Service for a CECONY Participant and a CEI Participant shall include one period, of up to a maximum of six months, during which a CECONY Participant or a CEI Participant is on an approved leave of absence granted for any reason other than sick leave. The first six months of such a Parental Leave or an FMLA leave granted for maternity or paternity reasons shall constitute Accredited Service, if the Participant returns to active employment for a period equal to the lesser of (i) the Parental Leave or FMLA Leave or (ii) six months.

(e) Unless otherwise explicitly set forth in the Retirement Plan, Accredited Service shall not be credited for any period in which a Participant is not actively employed as an Eligible Employee. Any person who enters into a written contract that provides that he or she is an independent contractor and not an Employee, and waives participation in the Plan, shall not receive any Accredited Service for the period such written contract is in effect.

(f) An O&R Participant who has less than the normal number of Hours of Service for full-time employment in the first Plan Year of participation and in the Plan Year in which employment terminates, the fraction of each such Plan Year that will be recognized for Accredited Service shall not be less than the fraction, the numerator of what is the number of Hours of Service as a Participant and the denominator of which is the normal number of Hours of Service in a Plan Year for normal employment.

(g) Union Officer Service for O&R Hourly Participant. To the extent not already counted as Vesting Service and Accredited Service above—

(1)	The local union President of the union at O&R who on or after January 1, 1983 is absent from work at O&R without pay for proper union business, who would otherwise have been scheduled to work, with proper notification to O&R, shall be entitled to both Vesting Service and Accredited Service at the rate of eight (8) hours per day or 40 hours per week, not to exceed 100 days per calendar year for such periods of absence.

(2)	The local union Vice Presidents, Recording Secretaries, Financial Secretaries, Treasurers and the Unit Chairman, Unit Vice Chairman and Unit Recorder at O&R who on or after January 1, 1983 are absent from work, without pay for proper union business, who would otherwise have been scheduled to work, with proper notification to O&R, shall be entitled to both Vesting Service and Accredited Service at the rate of eight (8) hours per day or 40 hours per week, not to exceed 40 days per calendar year for such periods of absence.

(3)	Any other bargaining unit member at O&R who on or after January 1, 1983 is absent from work without pay and who is participating in a recognized O&R-union activity, with proper notification to O&R, shall be entitled to both Vesting Service and Accredited Service at the rate of eight (8) hours per day or 40 hours per week, not to exceed five (5) days per calendar year for such periods of absence.

3.03 Re-employment of Participant-Suspension of Benefits and Break in Service Rules

(a) Suspension of Benefits Effective January 1, 2001, any Participant who is receiving or received a Pension Allowance, including a Cash Out or a Cash Balance Single Sum, and restored to active service on the active payroll with the Company or an Affiliate as an Employee, whether or not as an Eligible Employee, shall have the following apply:

(1)	The Participant’s Pension Allowance shall be suspended for each month in which the Participant completes at least 40 Hours of Service.

(2)	Any Vesting Service to which the Participant was entitled when he or she retired or terminated service shall be restored to him or her.

(3)	If the Participant is employed by an Employer as an Eligible Employee, upon later retirement or termination, he or she shall be entitled to an additional Pension Allowance based on his or her initial benefit formula applicable to the Participant prior to re-employment and his or her Annual Compensation and Accredited Service credited to the person beginning after his or her re-employment date. The additional Pension Allowance, if any, shall be equal to the greater of:

(i)	an amount determined in accordance with the benefit formula (taking into account any changes to that particular formula that may have occurred with the passage of time) applicable to the re-employed Participant as if the Participant’s date of re-employment were his or her first day of employment as an Eligible Employee. His or her Accredited Service prior to the date of re-employment shall not be taken into account in determining his or her number of Years of Accredited Service but shall be taken into account in determining the applicable percentage of the Participant’s Final Average Salary or the Participant’s Annual Compensation; or

(ii)	an amount equal to the excess, if any, of (I) a Pension Allowance determined in accordance with the applicable benefit formula (taking into account any changes to that particular formula that may have occurred with the passage of time) on the basis of his or her Accredited Service and Final Average Salary or Annual Compensation, each aggregated to include the periods before and after the date of restoration to service, over (II) the “Offset Amount,” as defined herein. The Offset Amount is the Pension Allowance payments received prior to his or her re-employment and, if applicable, during the period of reemployment, converted into an annuity based on the IRS Mortality Table and the Adjusted IRS Interest Rate applicable to the Participant.

(4)	The additional Pension Allowance shall be payable under any of the optional forms described in Article V, as elected by the Participant in accordance with Article V, regardless of the optional form in which the Pension Allowance that commenced prior to his or her reemployment is/was payable.

(5)	A Participant whose Pension Allowance is suspended in accordance with this Section 3.03 shall be provided with notice that his or her Pension Allowance is being suspended in accordance with the provisions of the Department of Labor Regulations Section 2530.203-3.

(b) Re-employment Without Break in Service If either a Participant with a deferred vested Pension Allowance, a former non-vested Participant, or an Employee who was never a Participant, is re-employed without having a Break in Service, his or her participation date, Vesting Service and Accredited Service shall be determined as provided in Sections 2.01, 3.01 and 3.02, respectively. If a former Participant received a Cash Out or a Cash Balance Single Sum, the Accredited Service to which he or she was entitled at the time of his or her termination of service shall be restored to him or her only in accordance with the provisions of Section 3.03(c). Upon subsequent retirement, the Pension Allowance of a Participant whose Accredited Service has been restored pursuant to this subparagraph shall never be less than that which was accrued under the Plan through the date of prior termination.

(c) Re-employment After Break in Service If a CECONY Participant with a deferred vested Pension Allowance or a former CECONY Participant who received a Cash Out, is restored to active service as an Eligible CECONY Employee, after having had a Break in Service, the following shall apply:

(1)	The Vesting Service to which he or she was previously entitled shall be restored to him or her.

(2)	Any Accredited Service to which the CECONY Participant was entitled at the time of his or her termination of service shall be restored to him or her; provided, however, that in the case of a CECONY Participant who received a Cash Out, the CECONY Participant repays the amount of the Cash Out or a Cash Balance single sum payment, if any, received upon his or her initial termination of service, together with interest on that amount at the rate prescribed by Code Section 411(a)(7)(C), to the date of repayment.

(3)	Upon later termination or retirement of a CECONY Participant whose previous Accredited Service has been restored under this Section 3.03(c), his or her Pension Allowance will be calculated as if he or she had no break in service and based on the applicable benefit formula (taking into account any changes to that particular formula that may have occurred with the passage of time) for the re-employed CECONY Participant and his or her total Annual Compensation and Accredited Service while an Eligible CECONY Employee.

(d) Re-employment of Non-vested Participant After Break in Service If a former non-vested Participant is restored to service as an Eligible Employee or an Employee, after having had a Break in Service, the following shall apply:

(1)	If he or she is re-employed as an Eligible Employee, he or she shall again become a Participant as of his or her date of restoration to service as an Eligible Employee.

(2)	Upon his or her restoration to participation, the Vesting Service to which he or she was previously entitled shall be restored to him or her, if his or her period of Break in Service does not exceed five years, determined at the time of the Break in Service, excluding any Vesting Service disregarded by reason of any earlier Break in Service.

(3)	Any Accredited Service to which the Participant was entitled at the time of his or her termination of service which is included in the Vesting Service, so restored, shall be restored to him or her.

(4)	Upon later termination or retirement of a Participant whose previous Accredited Service has been restored, his or her Pension Allowance, if any, shall be based on the applicable benefit formula in effect at such later termination or retirement, and not on the prior formula in effect at the Participant’s just date of employment, and his or her total Annual Compensation and Accredited Service while in the service of an Employer as an Eligible Employee.

(e) Re-employment of Former Employee After Break in Service If an Employee who was never a Participant is restored to service with the Company or an Affiliate, after having had a Break in Service, the Vesting Service to which he or she was previously entitled shall be restored to him or her, if his or her period of Break in Service does not exceed five years, excluding any Vesting Service disregarded by reason of any earlier Break in Service.

Article IV

Eligibility for and Amount of Benefits

4.01 Normal Retirement

The right of a Participant to a normal retirement Pension Allowance will be 100% fully vested and non-forfeitable as of his or her Normal Retirement Age. A Participant who has attained Normal Retirement Age may retire from service and receive a normal retirement Pension Allowance beginning on his or her Normal Retirement Date. An O&R Participant whose Normal Retirement Age is coincident with the first day of a calendar month may retire from service and receive a Normal Retirement Pension Allowance on the first day of the calendar month in which his or her Normal Retirement Age occurs. A Participant who postpones retirement shall be provided with notice that his or her Pension Allowance is being suspended in accordance with the provisions of Department of Labor Regulation Section 2530.203-3.

4.02 Normal Retirement Pension Allowance

(a) Normal Retirement Pension Allowance for a CECONY Participant or an O&R Participant The annual normal retirement Pension Allowance payable on the Normal Retirement Date of each CECONY Participant and O&R Participant shall be determined in accordance with his or her applicable benefit formula, as set forth in Appendix F.

(b) Normal Retirement Pension Allowance for a CEI Participant

(1)	A CEI Participant’s Pension Allowance at Normal Retirement Date shall be equal to his or her Cash Balance Accrued Benefit commencing at Normal Retirement Date. The CEI Participant’s Cash Balance Account as of any determination date is calculated in accordance with this Subsection (b).

(2)	Compensation Credits to Cash Balance Account

(i)	Allocation Date shall mean the last day of each calendar quarter in each Plan Year. As of the Allocation Date, a CEI Participant shall receive an allocation to his or her Cash Balance Account in an amount determined in accordance with the following schedule:

Sum of Age and Years of Accredited Service (each rounded to nearest whole number) as of Allocation Date	Percentage of Annual Compensation in Calendar Quarter	Excess Annual Allocation – Percentage of Annual Com-pensation in Calendar Quarter in Excess of Social Security Taxable Wage Base
Less than 35	4%	4%
At least 35 but less than 50	5%	4%
At least 50 but less than 65	6%	4%
65 and over	7%	4%

(ii)	The entire amount, if any, of a CEI Participant’s Annual Variable Pay Award shall be included in the CEI Participant’s Annual Compensation in the calendar quarter in which the Award is paid. Annual Compensation is determined based on the CEI Participant’s rate of pay in the last pay period in each Calendar quarter.

(iii)

A CEI Participant whose termination of employment occurs in the first or second month of a calendar quarter shall receive an allocation for such calendar quarter. He or she will receive an allocation equal to a pro rata quarterly allocation based on age, years of Accredited Service, and the Annual Compensation he or she received in such calendar quarter at his or her termination of employment. The CEI Participant will receive his or her applicable percentage -4%, 5%, 6% or 7% -times one twelfth of her or his annual salary rate in effect as of the date of termination of employment times the number of months of Accredited Service in the quarter plus the applicable 4%, 5%, 6% or 7% times any Variable Pay Award awarded during the quarter. Additionally, if the CEI Participant has exceeded the Social Security Taxable Wage Base, she or he will receive an additional 4% allocation on the Annual Compensation in the calendar quarter that has exceeded the Social Security Taxable Wage Base

(iv)	For any period of an authorized, unpaid leave of absence for which the CEI Participant receives Accredited Service (up to but not to exceed six months), the CEI Participant shall receive compensation credits to his or her Cash Balance Account. The compensation credits shall be determined on the assumption that the CEI Participant continued to receive during the leave period the Annual Compensation (excluding any Annual Variable Pay Award) in effect for such CEI Participant immediately prior to such leave of absence.

(3)	Interest Credits to Cash Balance Account

(i)	As of the last day of each calendar quarter of each Plan Year, the Cash Balance Account shall be increased by an amount equal to one-fourth of the [or]IRS Interest Rate multiplied by the CEI Participant’s Cash Balance Account as of the first day of such calendar quarter. Notwithstanding the foregoing, the interest rate taken into account as of the last day of any calendar quarter coinciding with or preceding the CEI Participant’s Annuity Starting Date shall not be less than 0.75% or greater than 2.25%. In the event the Annuity Starting Date of a CEI Participant is prior to the last day of a calendar quarter, he or she will receive a pro rata interest credit based on the number of months in that quarter prior to the Annuity Starting Date.

(ii)	Limitation on Credits. Notwithstanding the foregoing, in no event shall any interest credits be made to the account of any CEI Participant for any period on and after his or her Annuity Starting Date.

(4)	Death Benefit

(i)	For a CEI Participant who is entitled to a vested Pension Allowance, a death benefit equal to the Cash Balance Account will be payable to the CEI Participant’s Beneficiary upon the CEI Participant’s death prior to the Annuity Starting Date.

(ii)	If the Beneficiary is the CEI Participant’s Surviving Spouse, his or her Surviving Spouse’s death benefit will be payable in a single life annuity for the life of the Surviving Spouse, commencing as of the month following the month in which the death of the CEI Participant occurred. The single life annuity will equal 100% of the vested Cash Balance Account as of the date of death of the CEI Participant. The single life annuity payable to the Surviving Spouse shall be the Actuarial Equivalent of the Cash Balance Account of the CEI Participant at the date of death, using the IRS Interest Rate and the IRS Mortality Table.

(iii)	If the Surviving Spouse elects, she or he may receive a single sum payment equal to the Cash Balance Account of the CEI Participant, in lieu of the single life annuity described in the foregoing sentence. In all cases, the Surviving Spouse may elect payment of her or his single life annuity or Cash Balance Account as soon as practicable after the CEI Participant’s death. Whichever form the Surviving Spouse chooses, his or her benefit will not be less than what the Surviving Spouse would have received as the Surviving Spouse entitled to the 50% “qualified joint and survivor annuity,” or the 50% “qualified pre-retirement survivor annuity,” as those terms are defined in the Internal Revenue Code.

(iv)	If the CEI Participant’s Beneficiary is not the Surviving Spouse, she or he is entitled to the CEI Participant’s total Cash Balance Account. The Beneficiary may elect to take the Cash Balance Account is a Cash Balance Single Sum Payment or any annuity for the life of the Beneficiary that is the Actuarial Equivalent of the Cash Balance Single Sum Payment, using the IRS Interest Rate and the IRS Mortality Table. Whichever form the Beneficiary elects, her or his form and timing of payment must comply with the distribution rules codified in Code Section 401(a)(9) and the final regulations set forth in Treasury Regulations 1.401(a)(9) as in effect at the time of the distribution. The Beneficiary’s benefit will be paid as soon as practicable following the CEI Participant’s date of death

(v)	If the vested CEI Participant is not married at his or her death and there is no surviving Beneficiary or a Beneficiary has not been designated, the death benefit shall be payable to the CEI Participant’s estate or legal representative.

4.03 Late Retirement

(a) If a Participant postpones his or her retirement beyond his or her Normal Retirement Date (“Late Retirement”), upon his or her termination of employment (“Late Retirement Date”), the Participant shall be entitled to a Late Retirement Pension Allowance beginning on the first day of the calendar month after the Plan Administrator receives his or her written application to retire. A Participant who has served a minimum of two years in a high-level executive or policymaking position immediately preceding retirement and who is entitled to a non-forfeitable, immediate, Company-provided annual retirement Pension Allowance from any source or combination of sources which is at least equal to a single life annuity of $44,000 per year may be retired at the election of the Company at any time on or after his or her attainment of age 65.

(b) A Participant who remains in service after his or her Normal Retirement Date shall be entitled to a monthly retirement Pension Allowance for each month during the postponement period which is a Non-Suspendible Month. Upon termination of employment, the Participant shall be entitled to an immediate Late Retirement Pension Allowance beginning on the Participant’s Late Retirement Date. Subject to the provisions of Section 5.01, his or her Late Retirement Pension Allowance shall be equal to the amount determined in accordance with the applicable benefit formula as of his or her Late Retirement Date, reduced by an amount that is the Actuarial Equivalent of any Pension Allowance he or she previously received in any Non-Suspendible Month.

(c) If, in accordance with Code Section 401(a)(9) minimum required distribution rules, a Participant must commence receipt of his or her Pension Allowance while in active service , after his or her Normal Retirement Date, such commencement date is not the Participant’s Annuity Starting Date for purposes of Article 5. The Participant shall receive a Pension Allowance in an amount determined as if he or she had retired on such date. As of each succeeding December 31 prior to the Participant’s actual Late Retirement Date, and as of his or her actual Late Retirement Date, the Participant’s Pension Allowance shall be recomputed to reflect additional accruals. The Participant’s recomputed Pension Allowance shall then be reduced by the Actuarial Equivalent of the total payments of his or her Pension Allowance made with respect to monthly payments made in that calendar year, other than payments for Non-Suspendible Months of continued employment, which were paid prior to each such re-computation to arrive at the Participant’s Late Retirement Pension Allowance. No such reduction shall reduce the Participant’s Late Retirement Pension Allowance below the amount of Late Retirement Pension Allowance payable to the Participant prior to the re-computation of such Pension.

4.04 Early Retirement

(a) CEI Participants

(1)	A CEI Participant who is entitled to a vested Pension Allowance may elect to commence receipt of his or her vested Pension Allowance prior to his or her Normal Retirement Date (“Early Retirement”). The Pension Allowance payable at his or her Early Retirement Date will equal his or her Cash Balance Accrued Benefit, reduced for early distribution, from his or her Normal Retirement Date to his or her Annuity Starting Date, using the IRS Interest Rate. However, if the Pension Allowance is paid as an annuity, it shall be no less than the Actuarial Equivalent of the CEI Participant’s Cash Balance Account, using the IRS Interest Rate and IRS Mortality Table. Further, if the Pension Allowance is paid as a Cash Balance Single Sum Payment, it shall be no less than the CEI Participant’s Cash Balance Account as of the date of payment.

(2)	If the CEI Participant is married at the time his or her Pension Allowance begins, his or her Early Retirement Cash Balance Accrued Benefit is payable in the normal form of a joint and 50% survivor annuity. If the CEI Participant is not married, or if married, his or her spouse consents, the CEI Participant may elect to receive his or her Early Retirement Cash Balance Accrued Benefit in a Cash Balance Single Sum Payment.

(b) CECONY Participants.

A Rule of 75 Participant may retire and elect to commence receiving his or her Pension Allowance prior to his or her Normal Retirement Date (“Early Retirement”). The amount of the Early Retirement Pension Allowance shall be determined below.

(1)	Attainment of Age 55 and 30 Years of Accredited Service

This section applies to a CECONY Participant — other than a CECONY Local 3 Employee – 1 — who has attained age 55 — or age 59 for a CECONY Local 3 Employee -1 — and has completed at least 30 years of Accredited

Service as of the Annuity Starting Date. His or her Early Retirement Pension Allowance shall equal the Normal Retirement Pension Allowance determined under the applicable benefit formula set forth in Appendix F. However, the portion of the Normal Retirement Pension Allowance, if any, for a CECONY Management Participant affected by the Social Security Taxable Wage Base, will be reduced by the appropriate discount factor in Appendix A, Sub appendix A -1, Actuarial Factors Applicable to CECONY Participants, based on the Participant’s age as of his or her Annuity Starting Date.

(2)	Attainment of Age 60 This section applies to a CECONY Participant who has attained age 60 and has completed at least 15 years of Accredited Service as of the Annuity Starting Date. His or her Early Retirement Pension Allowance shall be calculated using the same methodology as if he or she had attained age 55, — age 59 for a CECONY Local 3 Employee -1 — and completed 30 years of Accredited Service.

(3) 75 Points Only

This Section applies to a CECONY Participant who has 75 Points but does not meet the age of service criteria set for in (1) or (2) above as of the Annuity Starting Date. His or her Early Retirement Pension Allowance shall equal the Normal Retirement Pension Allowance determined under the applicable benefit formula set forth in Appendix F multiplied by the appropriate discount factor in Appendix A, Sub appendix A.1, based on the Participant’s age as of the Annuity Starting Date. However, the portion of the Normal Retirement Pension Allowance, if any, for a CECONY Management Participant affected by the Social Security Taxable Wage Base shall be reduced by the appropriate discount factor in Appendix A, Sub appendix A-1, based on the CECONY Participant’s age as of the Annuity Starting Date.

(c) O&R Participants

(1)	Upon written application filed with the Plan Administrator prior to the commencement date, an O&R Participant who has not reached his or her Normal Retirement Date but who at the time of termination of employment has reached his or her “Early Retirement Date” as defined below, shall be eligible to commence the receipt of benefits as of the later of: (1) the first day of the calendar month which immediately follows his or her Early Retirement Date, or (2), the first day of the calendar month which is at least 30 days after the O&R Participant has received the information referred to in Section 5.03. Early Retirement Date is the first day of the month following the month in which an O&R Participant attains age 55 and has completed at least ten years of Vesting Service (or, if applicable, ten years of Credited Service if such O&R Participant terminated on or before July 1, 1999).

(2)

Subject to Section 4.04(c)(3), Section 4.09 and Article 5, the Early Retirement Pension Allowance shall be a benefit commencing immediately, computed in accordance with Appendix F, Section F.3A without regard to when the Pension Allowance actually commences. The Early Retirement Pension Allowance, computed in accordance with Appendix F, Section F.3A shall be a Normal Retirement Pension Allowance, with the amount computed in accordance with Appendix F, Section F.3A. The Pension Allowance will be based on the O&R Participant’s Annual Compensation and Accredited Service at the time of his or her Early Retirement Date. An additional benefit will be included in his or her Early Retirement Pension Allowance. This additional benefit is equal to two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her Early Retirement Date. His or her Early Retirement Pension Allowance is then reduced by 1/3 of 1% for each complete calendar month by which the commencement date of his or her Early Retirement Pension Allowance precedes the date which is five years prior to his or her Normal Retirement Date. The foregoing reduction for a commencement date preceding the date which is five years prior to his or her Normal Retirement Date shall not be made if, at the O&R Participant’s Early Retirement Date, the Participant is a Rule of 85 Participant. The Early Retirement Pension Allowance computed in accordance with Section 5.01(c)(2) shall be the Actuarial Equivalent of the Early Retirement Pension Allowance computed in accordance with the immediately preceding sentence.

(3)	At the time of Early Retirement, an O&R Participant may elect in writing, filed with and acknowledged by the Plan Administrator, to defer receipt of an Early Retirement Pension Allowance. An election to defer will be deemed to have been made by an O&R Participant if a written deferral election is not received and written consent to receipt of an Early Retirement Pension Allowance is not filed with and acknowledged by the Plan Administrator within the 90-day period prior to the date as of which payments could otherwise begin under this Section. An O&R Participant whose Early Retirement Pension Allowance is deferred shall have his Early Retirement Pension Allowance commence as of his Normal Retirement Date. Subject to Section 4.09 and Article 5, the deferred Early Retirement Pension Allowance shall be computed in accordance with Appendix F, Section F.3A, on the basis of the Participant’s Annual Compensation and Accredited Service to his or her Early Retirement Date and the additional benefit for two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her Early Retirement Date. Notwithstanding Section 4.05(c), an O&R Participant who defers commencement of an Early Retirement Pension Allowance may elect to receive a vested Pension Allowance under Section 4.05(c) commencing at any time prior to his Normal Retirement Date in lieu of any Early Retirement Pension Allowance under this Section 4.04(c).

(4)	Supplemental Payment between Age 60 to 62. A supplemental payment of six hundred dollars ($600) a month shall be paid to a retired O&R Participant whose Early Retirement Pension Allowance commencement date occurs on or after the date on which the O&R Participant attains age sixty (60) but prior to the Participant’s attaining age sixty-two (62). Effective for an O&R Participant hired before January 1, 2001, and retired after January 1, 2005, the supplement payment will be increased from six hundred dollars ($600) a month to eight hundred dollars ($800) a month. The monthly supplemental payments will cease with the payment made on the earlier of the first day of the month in which occurs the retired Participant’s death or attainment of age sixty-two (62). The monthly supplemental payments will be paid only to a retired O&R Participant who is eligible as set forth herein and shall not be subject to optional forms of payment or Spouse’s or vested O&R Participant Spouse’s Allowances. The monthly supplemental payments are not part of the retired O&R Participant’s monthly Pension Allowance and are not subject to the pension benefit adjustments, but are subject to cessation in the event of re-employment which results in cessation of the retired O&R Participant’s monthly Pension Allowance.

4.05 Vested Terminations Before Attaining Early Retirement

(a) Vested Terminations – Vesting Service Unless explicitly set forth otherwise, each Participant shall be 100% vested in, and have a nonforfeitable right to, his or her Pension Allowance upon completion of five Years of Vesting Service. Effective January 1, 2008, each CEI Participant who has an Hour of Service on and after January 1, 2008 shall become 100% fully vested upon completion of three years of vesting service. If the Participant’s employment with the Company or an Affiliate is subsequently terminated for reasons other than retirement, death, or, if otherwise explicitly applicable to such a Participant, Disability, he or she shall be eligible for a deferred vested Pension Allowance payable on the Participant’s Normal Retirement Date.

(b) Vested Terminations for CECONY Participants A CECONY Participant who is not a Rule of 75 Participant, but who is entitled to a deferred vested Pension Allowance, may elect to commence receipt of his or her vested Pension Allowance prior to his or her Normal Retirement Date. The vested Pension Allowance, payable as a Cash Out, will equal the Actuarial Equivalent of his or her normal retirement Pension Allowance, in the form of a single life annuity, based on the consolidated RPA ‘94 Lump Sum Conversion Factors.

(c) Vested Terminations for O&R Participants An O&R Participant who has not satisfied the requirements for an Early Retirement Pension Allowance but has earned a vested Pension Allowance may elect to receive a vested Pension Allowance on or after attainment of age 55 and completion of 10 years of Vesting Service, as set forth below.

(1)	An O&R Participant who ceases to be employed by the Company or an Affiliate for reasons other than death, retirement or Approved Leave of Absence, and before he or she has completed at least five years of Vesting Service, will be entitled only to receive his or her Accumulated Contributions.

(2)	Subject to Section 4.09 and Article 5, the vested Pension Allowance shall be a deferred Pension Allowance commencing on the vested Participant’s Normal Retirement Date and shall be computed in accordance with Appendix F, Section F.3A(a), as in effect on his or her date of termination, with the amount determined under Appendix F, Section F.3A, as applicable, computed on the basis of the Participant’s Annual Compensation and Accredited Service immediately prior to his or her date of termination and the additional benefit for two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her date of termination.

(3)

Except as provided in Section 4.05(c)(4) this section applies to a vested O&R Participant who, on the date of termination, has completed at least 10 years of Vesting Service but has not reached his or her 55th birthday. He or she shall be eligible to receive, commencing as of the first day of any calendar month following his or her 55th birthday, but not later than his or her Normal Retirement Date, as specified in an election in writing filed with and acknowledged by the Plan Administrator no more than 90 days prior to his or her Annuity Starting Date, a vested Pension Allowance. Such Pension Allowance will be equal to the vested Pension Allowance computed in accordance with Section 4.05(c)(2) above reduced by  1/2 of 1% for each complete calendar month by which the date of commencement of the vested Participant’s Pension Allowance precedes such Participant’s Normal Retirement Date.

(4)	A vested O&R Participant who elects to receive his or her Accumulated Contributions will have his or her vested Pension Allowance reduced in accordance with Section 4.05(c)(5).

(5)	The vested Pension Allowance of an O&R Participant who has received his or her Accumulated Contributions will be reduced (but not below zero) by that portion of his or her accrued Pension Allowance which is attributable to such Participant’s Accumulated Contributions. With respect to a Pension Allowance payable for life and computed in accordance with Appendix F, Section F.3A(a), the portion of such Participant’s Pension Allowance attributable to his or her Accumulated Contributions shall be equal to his Accumulated Contributions which were withdrawn, plus hypothetical interest at the rate determined in accordance with the definition of Accumulated Contributions, in Section 1.02, at the date of withdrawal to the Participant’s Normal Retirement Date, multiplied by a conversion factor. The conversion factor for a Pension Allowance commencing at Normal Retirement Date shall be determined pursuant to the provisions of Code Section 411(c)(2) and any related regulations as then in effect. With respect to a Pension Allowance payable and computed in accordance with Appendix F, Section F.3A(a), of Appendix F and Section 5.01(c)(2), the portion attributable to the Participant’s Accumulated Contributions shall be the Actuarial Equivalent of the amount determined above.

(d) Vested Terminations for CEI Participants A CEI Participant who is entitled to a deferred vested Pension Allowance may elect to commence receipt of his or her vested Pension Allowance prior to his or her Normal Retirement Date. The vested Pension Allowance payable before Normal Retirement Date will equal her or his vested Cash Balance Accrued Benefit as of the Annuity Starting Date reduced for early distribution using the IRS Interest Rate. If the Pension Allowance is paid as a single life annuity it shall be no less than the Actuarial Equivalent of the CEI Participant’s Cash Balance Account, using the IRS Interest Rate and the IRS Mortality Table. If the Pension Allowance is paid as a Cash Balance Single Sum Payment, it shall be no less than the CEI Participant’s Cash Balance Account as of the date of payment. If the CEI Participant is married at the time his or her Pension Allowance begins, his or her vested Cash Balance Accrued Benefit is payable in the normal form of a joint and 50% survivor annuity. If the CEI Participant is not married, or if married, his or her spouse consents, the CEI Participant may elect to receive his or her vested Cash Balance Accrued Benefit in a Cash Balance Single Sum Payment.

4.06 Disability Pension Allowance – CECONY Participants

(a) Social Security Disability If a CECONY Participant terminates active employment because of a Disability and has at least five Years of Vesting Service, he or she may elect to be treated as if he or she remained in active employment until the earliest of: (i) the end of his or her Disability; (ii) date of commencement of any gainful employment or any self-employment or any activity of like nature in which the Participant receives wages or earned income; (iii) date of death, or (iv) Normal Retirement Date. The Pension Allowance of such CECONY Participant shall be determined as if his or her Annual Basic Straight Time Compensation at the point of his or her actual termination of active employment was his or her Annual Compensation for all future years. For that period of “deemed employment,” Annual Compensation shall not include an Annual Variable Pay Award.

(b) Social Security Disability or Total and Permanent Disabilities Without Eligibility for Social Security Disability Benefits A CECONY Participant who incurs a Disability while actively employed and a CECONY Participant who terminates employment due to a total and permanent disability, as determined by the Employer in accordance with its established procedures, may elect to commence benefits under the Plan at a date earlier than his or her Normal Retirement Date. If, at the date of termination of employment or disability, whichever is earlier, the CECONY Participant has attained age 50 and completed at least 20 Years of Accredited Service, the Pension Allowance shall be determined in accordance with the applicable Normal Retirement Pension Allowance as set forth in Appendix F, Section F.1 or F.2. If he or she is a CECONY Management Participant, the portion of the Pension Allowance affected by the Social Security Taxable Wage Base will be reduced by the discount factor in Table E, Sub appendix A.1 of Appendix A, based on the Participant’s age as of the Annuity Starting Date. If the CECONY Participant has attained at least age 50 and completed at least 20 years of Credited Service, the portion of the Pension Allowance attributable to Section F1 or F.2A(i),(ii) and (iv) of Appendix F is not reduced for early commencement. If such CECONY Participant is a Rule of 75 CECONY Participant as of the Annuity Starting Date but has not attained age 50 and completed at least 20 years of Accredited Service as of termination of employment or Disability, whichever is earlier, the accrued Pension Allowance commencing at Normal Retirement Date shall be reduced by 1.5% for each year (prorated for months) that his or her Annuity Starting Date precedes attainment of age 60. If such CECONY Participant is not a Rule of 75 Participant as of the Annuity Starting Date, the benefit, if any, vested and payable to such CECONY Participant shall be vested Pension Allowance determined in accordance with Section 4.05(b).

4.07 Disability – O&R Participant and O&R Disability Pension Allowance

(a) Upon written application to the Plan Administrator, an O&R Participant who is disabled while in active service, has not reached his or her Normal Retirement Date, and has completed at least 10 years of Accredited Service will be retired on an O&R Disability Pension Allowance. The O&R Disability Pension Allowance is in lieu of retirement under any other provision of the Plan and will be effective as of the first day of a calendar month not less than 30 nor more than 90 days next following the receipt by the Plan Administrator of such written application, provided the Plan Administrator finds the Participant is disabled, as set forth herein (“O&R Disability Retirement Date”). The Plan Administrator must find to his or her satisfaction that a physician designated by the O&R Participant and a physician designated by O&R have each certified an opinion that such O&R Participant is totally incapacitated, mentally or physically, from the further performance of his or her regular duties or duties comparable thereto. The certified opinions must find that such incapacity occurred while the O&R Participant was in active service with the Company or an Affiliate, resulted in termination of employment with the Company or an Affiliate, and is likely to be permanent. Alternatively, the Plan Administrative must find that such O&R Participant is eligible for and in receipt of a disability benefit under the Social Security Act, as amended from time to time, with respect to a disability within the meaning of this subparagraph, which occurred while in active service with the Company or an Affiliate and resulted in termination of employment with the Company or an Affiliate. If the opinions of the designated physicians differ as to whether the O&R Participant is totally incapacitated, the certified opinion of a third physician, rendered after examination of the O&R Participant and, to the extent deemed appropriate by the third physician, consultation with the other two physicians, will determine whether the O&R Participant is totally incapacitated. The third physician will be selected by the O&R Participant from a list of three names of independent physicians provided by O&R. The fees and expenses of the third physician will be paid by O&R.

(b) The O&R Disability Pension Allowance will be payable as of the O&R Participant’s O&R Disability Retirement Date and thereafter subject to continuance of his or her disability as provided in Section 4.07(c). The O&R Disability Pension Allowance will be equal to a Pension Allowance computed in accordance with Appendix F, Section F.3A(a) and Section 5.01(c), with the amount determined under Appendix F, Section F.3A.(a)(i) computed on the basis of the O&R Participant’s Annual Compensation and Accredited Service immediately prior to his or her date of termination. The additional benefit for two (2) years of Accredited Service will be computed on the basis of the O&R Participant’s Annual Compensation at the last regular rate being paid to him or her immediately prior to his or her date of termination.

(c) Once each year, the Plan Administrator may require an O&R Participant receiving an O&R Disability Pension Allowance who has not reached his or her Normal Retirement Date to undergo a medical examination by a physician or physicians designated by the Plan Administrator, such examination to be made at the place of residence of such O&R Participant or other place mutually agreed upon. Should any such O&R Participant refuse to submit to such medical examination, the part of his or her O&R Disability Pension Allowance provided by Employer contributions shall be discontinued until his or her withdrawal of such refusal, and should his or her refusal continue for a year, all rights in and to the O&R Disability Pension Allowance shall cease and the election of an optional benefit, if one has been elected, shall be of no further effect. If the Plan Administrator finds from such medical examination or otherwise that the disability of an O&R Participant receiving an O&R Disability Pension Allowance who has not reached his Normal Retirement Date has been removed and that he or she has regained his or her earning capacity, in whole or in part, or that he or she is no longer in receipt of a disability benefit under the Social Security Act, the part of his or her Disability Pension Allowance provided by Employer contributions shall be discontinued or reduced proportionately. He or she shall be entitled to have his or her original Disability Pension Allowance restored in whole or in part prior to his or her Normal Retirement Date upon the Participant’s again, or initially, receiving a disability benefit under the Social Security Act with respect to the total incapacity which originally entitled the O&R Participant to the Disability Pension Allowance. Alternatively, he or she be entitled to have his or her original Disability Pension restored if on the basis of the certified opinions of a physician designated by the O&R Participant and a physician designated by O&R, (with any difference in opinion as to whether the O&R Participant is totally incapacitated to be resolved by the opinion of the third physician selected as set forth in Section 4.07(a)), the Plan Administrator finds that the O&R Participant again meets the requirements for Disability Pension Allowance. In the event that such Participant’s Disability Pension Allowance is discontinued as herein provided and he or she is not restored to service as an Employee, he or she shall be entitled to receive a vested Retirement Allowance computed in accordance with Section 4.05(c)(2) or (3) or, if such O&R Participant was at least age 55 at the time of his or her Disability Retirement, an Early Retirement Pension Allowance computed in accordance with Section 4.04(c)(2) or (3), whichever applies.

4.08 Spouse’s Pension

(a) Unless otherwise set forth, if a married Participant:

(1)	dies vested and in active service; or

(2)	dies after retiring on any Pension Allowance, or after terminating service with entitlement to a vested Pension Allowance but before his or her Annuity Starting Date; or

(3)	terminates employment fully vested dies before his or her Annuity Starting Date, then a spouse’s Pension Allowance shall be payable to his or her Surviving Spouse for life.

(b) CECONY Participants

(1)	This Section 4.08(b)(1) applies to a Participant who, as of his or her date of death, was a Rule of 75 CECONY Participant and is survived by a spouse. The Surviving Spouse shall be entitled to receive a Pension Allowance in the form of a pre-retirement survivor annuity payable following the death of the Rule of 75 CECONY Participant. In the case of a Surviving Spouse of a Rule of 75 CECONY Participant, other than a CECONY Weekly Participant –1, the pre-retirement survivor annuity shall be equal to 50% of the Pension Allowance which the deceased Rule of 75 CECONY Participant would have begun receiving if he or she had terminated employment on the date of death and had applied for a Pension Allowance commencing on the first day of the month immediately following his or her death. In the case of a Surviving Spouse of a CECONY Weekly Participant –1, the pre-retirement survivor annuity shall be equal to 50% of the reduced 50% qualified joint and survivor annuity which the deceased Rule of 75 CECONY Participant would have begun receiving if he or she had terminated employment on the date of death, and had applied for such a Pension Allowance commencing on the first day of the month immediately following his or her death. Payment of the annuity shall commence on the first day of the month following the Rule of 75 CECONY Participant’s death unless the Surviving Spouse elects a later commencement date. Notwithstanding the foregoing, no Accredited Service shall be granted for any period following a Rule of 75 CECONY Participant’s termination of employment.

(2)

This Section 4.08(b)(2) applies to a CECONY Participant who, as of date of death, was not a Rule of 75 Participant, was eligible for a Pension Allowance, and is survived by a spouse. The Surviving Spouse is entitled to receive a pre-retirement survivor benefit of an immediate lump sum payment equal to 50% of the Cash Out, determined in accordance with Section 5.02(c), that the deceased CECONY Participant would have received if he or she had terminated employment and elected a Cash Out on his or her date of death (“Lump Sum PRSB”). If the Lump Sum

PRSB amount exceeds $5,000, or beginning for distributions after March 28, 2005, $1,000, it shall not be paid unless the Surviving Spouse consents to such payment in writing on a form provided by the Plan Administrator. If consent is required but not provided, the Surviving Spouse will receive an annuity. Unless the Surviving Spouse elects the Cash Out, such annuity will begin on the first day of the month following the CECONY Participant’s death. The amount payable shall be the greater of (1) or (2) where (1) is determined by dividing the Lump Sum PRSB payable to the Surviving Spouse by an annuity conversion factor determined on the basis of the IRS Mortality Table, the Adjusted IRS Interest Rate and the Surviving Spouse’s age as of the month of determination and (2) is determined by converting 50% of the Participant’s normal retirement Pension Allowance into an annuity on the basis of the IRS Mortality Table, the Adjusted IRS Interest Rate and the Surviving Spouse’s age as of the month of determination. If the Participant of the surviving spouse was a CECONY Local 3-1 Employee, the “Adjusted Interest Rate,” used in the previous sentence, will be deleted and, in its place, the IRS Interest Rate will be used. If the Surviving Spouse elects to defer the commencement of such annuity, the amount thereof shall be increased so that the deferred annuity commencing on the date elected by the Surviving Spouse is the Actuarial Equivalent of the immediate annuity otherwise payable, on the basis of the IRS Mortality Table and the IRS Interest Rate. Notwithstanding the foregoing, no Accredited Service shall be granted for any period following a Participant’s termination of employment.

(3)	An election by the Surviving Spouse to commence receiving payments prior to what would have been the Participant’s Normal Retirement Date may be made during the 90-day period ending on the date the payments to the Surviving Spouse commence.

(c) O&R Participants

(1)	Spousal Benefit for O&R Participant In the case of the death of a married O&R Participant in active service prior to the O&R Participant’s Normal Retirement Date and after completing five years of Vesting Service, or, regardless of the number of years of Vesting Service, after the Participant’s Normal Retirement Date or after becoming fully vested, there shall be payable to the Participant’s Surviving Spouse, a Spouse’s Allowance (“O&R Surviving Spouse’s Allowance”).

(2)	The O&R Surviving Spouse’s Allowance is equal to one-half of the benefit which would have been payable to the deceased O&R Participant on retirement under the provisions of Appendix F, Section F.3A (including the additional benefit for two years) as of the first day of the month coincident with or next following the O&R Participant’s date of death; provided that such amount shall be reduced by one per centum for each full year in excess of two years by which the deceased O&R Participant’s age exceeds the age of the Surviving Spouse and shall be adjusted to the Actuarial Equivalent thereof in the event the commencement of the O&R Surviving Spouse’s Allowance is deferred.

(3)

Unless the election provided in Section 4.08 (c)(6) is in effect, upon the death of a married vested O&R Participant prior to his or her Annuity Starting Date, there shall be payable to the vested O&R Participant’s Surviving Spouse a death benefit. This death benefit (“O&R Spouse’s Death Benefit”), is calculated differently from the way in which the O&R Surviving Spouse’s Allowance is calculated. The O&R Spouse’s Death Benefit will be payable beginning as of the first day of the calendar month coincident with or next following the later of the Participant’s death or the 65th anniversary of the Participant’s birth; provided, however, that in the event of the death of a O&R Participant with at least 10 Years of Vesting Service, his or her Surviving Spouse may elect to begin receiving his or her O&R Spouse’s Death Benefit as of the first day of the calendar month coincident with or next following the later of the O&R Participant’s death or the O&R Participant’s 55th birthday. The O&R Spouse’s Death Benefit shall be paid monthly until the last monthly payment prior to his or her death. The death benefit is computed in accordance with Section 4.08 (c)(4).

(4)	The O&R Spouse’s Death Benefit will be equal to the contingent annuitant’s portion of the joint and 50% survivor annuity, as in Section 5.02 (c)(2) computed as a vested Pension Allowance, as provided in Section 4.05(c), with such amount being further reduced for each year from termination of employment to the date of death during which the O&R Participant is covered by the spouse’s allowance protection determined on the same basis as in Section 4.08 (c)(6). The amount of reduction for each year’s coverage is set forth in Appendix A, Table E.

(5)	Upon commencement of payment, the vested Pension Allowance payable to a vested O&R Participant under Section 4.05 (c)(2) or (3) shall also be reduced for each year the vested O&R Participant is covered by the vested O&R Spouse’s Death Benefit protection during the period from termination of employment (or, if later, from the time that the vested O&R Participant has been given notice of his or her right to waive the vested O&R Spouse’s Death Benefit), to the date the vested Pension Allowance payments commence to the Participant. The amount of reduction for each year’s coverage is set forth in Appendix A.

(6)

An O&R Participant may elect at any time on or after termination of employment to waive coverage of the O&R Spouse’s Death Benefit and avoid the reductions imposed for coverage for the O&R Spouse’s Death Benefit protection. The election to waive coverage must be made by delivery of a properly completed written notice of such election to the Plan Administrator. Such election must be in the form prescribed by or acceptable to the Plan Administrator, and will be effective only upon filing with and acknowledgment of receipt by the Plan Administrator.

Unless it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse, the spouse cannot be located, or there exist other reasons as may be prescribed in regulations of the Secretary of the Treasury, such election, in order to be valid, must have the signed written consent of the Participant’s spouse to the waiver of the O&R Spouse’s Death Benefit coverage, and such consent must specifically acknowledge the effect of the waiver election as well as the designation of someone other than his or her spouse as Beneficiary. The spouse’s signature to such consent and acknowledgment must be witnessed by the Plan Administrator or a Plan Administrator’s delegate, or must be notarized by a notary public. Any consent by a spouse (or establishment that the spouse’s consent cannot be obtained) shall be effective only with respect to such spouse. Any such waiver election may be revoked by written notice of the O&R Participant delivered to the Plan Administrator prior to the O&R Participant’s death. In such case, the coverage for the O&R Spouse’s Death Benefit protection will again be effective upon filing of the written revocation notice with and acknowledgment of receipt by the Plan Administrator. Thereafter, additional elections to waive coverage may be made as described above, and similar revocations of such elections may be made.

In all cases, the elections to waive coverage and the revocations of such elections shall be prospective only, effective upon filing with and acknowledgement of receipt by the Plan Administrator. The Plan Administrator shall give each O&R Participant a written notice explaining (i) the O&R Spouse’s Death Benefit provisions, (ii) the financial effect thereof and the Participant’s right to elect to waive such coverage, (iii) the necessity of the spouse’s consent and acknowledgment in order to validate the O&R Participant’s election, and (iv) the right of the

O&R Participant to make, and the effect of, a revocation of the waiver of the O&R Spouse’s Death Benefit. The required notice, if not provided to the O&R Participant within the one-year period prior to the vested O&R Participant’s date of termination of employment, shall be provided to the vested O&R Participant during the one (1) year period following such date of termination.

(7)	In the event of the death of an O&R Participant while coverage for the O&R Spouse’s Death Benefit is not in effect, no Death Benefit will be payable with respect to such Participant. In the event of the death of a vested O&R Participant prior to the Annuity Starting Date with respect to the vested Pension Allowance and while coverage for the O&R Spouse’s Death Benefit is not in effect or is waived, no Pension Allowance will be payable with respect to such vested Participant. If applicable, however, the provisions of Article XIII will apply.

(8)	In the event a married retired O&R Participant who has elected to defer commencement of the Early Retirement Pension Allowance dies before the Annuity Starting Date, there will be payable to the Participant’s Surviving Spouse an O&R Surviving Spouse’s Allowance. Such O&R Surviving Spouse’s Allowance shall be equal to the contingent annuitant’s portion of Section 5.02 (c)(2) computed as though the Early Retirement Pension Allowance had commenced in such optional form as of the first day of the month coincident with or next following the Participant’s death. In the event a married retired O&R Participant who has elected to defer commencement of the Early Retirement Pension Allowance dies before the Annuity Starting Date with respect to such Allowance and the Spouse’s Allowance is not in effect or payable, no Spouse’s Allowance shall be payable with respect to such Participant, but, if applicable, the provisions of Article XIII shall apply.

(d) CEI Participants A married CEI Participant cannot designate someone other than his or her Spouse to receive this death benefit in the event the married CEI Participant dies before his or her Annuity Date. In the case of the death of a married, vested CEI Participant prior to his or her Annuity Starting Date, there shall be payable to the CEI Participant’s Surviving Spouse a death benefit equal to the CEI Participant’s Cash Balance Account. The Surviving Spouse’s death benefit will never be less than the 50% “qualified pre –retirement survivor annuity,” as those terms are defined in the Internal Revenue Code.

4.09 Maximum Benefit Limitation

(a) Maximum Annual Pension Allowance Subject to Code Section 415. Notwithstanding any provision of the Plan to the contrary, the maximum annual Pension Allowance payable to a Participant under the Plan shall be subject to the limitations set forth in Code Section 415 and any regulations or rulings issued there under. If a Pension Allowance begins after January 1, 2002 and before the Participant’s 62nd birthday, the dollar limitation described in Code Section 415(b)(1)(A) shall be the actuarial equivalent of the maximum benefit payable at age 62. If the Pension Allowance begins after the Participant’s Social Security Retirement Age, or, beginning on January 1, 2002, after the Participant attains age 65, such dollar limitation shall be the actuarial equivalent, based on an interest rate of 5% per annum in lieu of the interest rate otherwise used in the determination of actuarial equivalent, to the maximum benefit payable at the Participant’s Social Security Retirement Age, or payable at age 65, as the case may be. If the Pension Allowance is payable neither as a life annuity nor as a qualified joint and survivor annuity with the Participant’s spouse as contingent annuitant, the maximum dollar limitation shall be the actuarial equivalent of the maximum limitation otherwise applicable. Actuarial equivalent for purposes of this Section 4.09 shall be determined in accordance with Code Section 415(b) and the regulations or rulings issued there under and using the IRS Mortality Table and an interest rate of 5%. The Actuarial Equivalent of a Pension Allowance payable in the form of a lump sum shall be determined on the basis of the IRS Mortality Table and the IRS Interest Rate. As of January 1 of each calendar year on or after January 1, 1988, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum permissible dollar amount of benefits payable under the Plan during that calendar year, including benefits payable to Participants who retired prior to that calendar year, in lieu of the otherwise previous maximum permissible amount.

(1)	Rules Beginning January 1, 2004. Effective for Plan Years beginning on or after January 1, 2004, Section 101(b)(4) of the Pension Funding Equity Act of 2004 (“PFEA ‘04”) amended Code Section 415(b)(2)(E)(ii) to provide that, for purposes of adjusting any Pension Allowance payable in a form that is subject to the minimum present value requirements of Code Section 417(e)(3), or the rate specified in the Retirement Plan, except that in the case of plan years beginning in 2004 or 2005, 5.5% is used in lieu of the applicable interest rate.

(2)	Defined Benefit Dollar Limitation Effective for Plan Years beginning on and after January 1, 2002, the “Defined Benefit Dollar Limitation” is $160,000, as adjusted, effective January 1 of each year, under Code section 415(d) in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under Code section 415(d) will apply to limitation years ending with or within the calendar year for which the adjustment applies. Effective for Plan Years beginning on and after January 1, 2002, the “Maximum Annual Pension Allowance” is the lesser of the Defined Benefit Dollar Limitation or the defined benefit compensation limitation (both adjusted where required).

(3)	Reductions and Increases

(i)

If the Participant has less than 10 years of participation in the Plan, the Defined Benefit Dollar Limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the Plan and (ii) the denominator of which is 10. In the case of a Participant who has less than 10 Years of Service with the employer, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of Years (or part thereof) of Service with the Employer and (ii) the denominator of which is 10.

(ii)	If a Participant’s Pension Allowance begins prior to age 62, the defined benefit dollar limitation applicable to the participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the participant at age 62 (adjusted, if required). The defined benefit dollar limitation applicable at an age prior to age 62 is determined as the lesser of (i) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the applicable interest rate and mortality table or (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5-percent interest rate and the applicable mortality table. Any decrease in the defined benefit dollar limitation determined in accordance with this paragraph (b) shall not reflect a mortality factor if benefits are not forfeited upon the death of the participant. If any benefits are forfeited upon death, the full mortality factor is taken into account.

(iii)

If the benefit of a participant begins after the participant attains age 65, the defined benefit dollar limitation applicable to the participant at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the participant at age 65 (adjusted as set forth above, if required). The actuarial equivalent of the defined benefit dollar limitation applicable at an age after age 65 is determined as (i) the lesser of the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the applicable interest rate and mortality table (or other tabular factor) and (ii) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5-percent interest rate assumption and the applicable mortality table. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

(iv)	Benefit increases resulting from the increase in the limitations of section 415(b) of the Code shall be provided to all current and former Participants (with benefits limited by section 415(b)) who have an Accrued Benefit immediately prior to the effective date of this section (other than an Accrued Benefit resulting from a benefit increase solely as a result of the increases in limitations under section 415(b)).

4.10 Transfers and Employment With an Affiliate

(a) If a Participant becomes (i) employed by an Employer in any capacity other than as an Eligible Employee; (ii) employed by the Company or an Affiliate who is not an Employer; or (iii) a Leased Employee, he or she will retain any Accredited Service he or she has under this Plan but will not accrue additional Accredited Service. Upon his or her later retirement or termination of employment with the Company or an Affiliate (or upon benefit commencement in the case of a Leased Employee), any benefits to which the Participant is entitled under the Retirement Plan shall be determined under the Plan provisions in effect on the date he or she ceased to be on the active payroll of an Employer and an Eligible Employee and only on the basis of his or her Accredited Service accrued while he or she was an Eligible Employee.

(b) Subject to the Break in Service provisions of Article 3, and except as provided in an Appendix to the Retirement Plan, in the case of a person who was originally employed by or providing services to the Company or an Affiliate as a Leased Employee or in any capacity other than as an Eligible Employee and thereafter becomes a Participant, upon his or her later retirement or termination of employment, the benefits payable under the Retirement Plan shall be computed under the Plan provisions in effect at that time, and only on the basis of the Accredited Service accrued while he or she is an Eligible Employee.

(c) If a CECONY Participant’s Accredited Service consists of Accredited Service as a CECONY Management Participant and as a CECONY Weekly Participant prior to January 1, 2001, his or her Pension Allowance shall be calculated as if he or she were credited with Accredited Service under one Prior Retirement Plan. The Pension Allowance of such Participant shall be calculated under the benefit formula applicable to such Participant as of his or her termination of employment with the Company or an Affiliate.

4.11 Minimum Benefits

In no event shall the benefit payable to a Participant who was an Eligible Employee on the Effective Date of this amendment and restatement of the Plan be less than the amount, if any, payable under the minimum benefit provisions in effect immediately prior thereto.

In accordance with Code Section 411(a)(9), a Participant’s normal retirement Pension Allowance will be the greater of an early retirement Pension Allowance or the Pension Allowance commencing at Normal Retirement Age.

4.12 Additional Provisions

For additional provisions applicable to certain Participants, see the following Appendices:

(a) Appendix C- For provisions applicable to O&R Participants transferred to or hired by CECONY or a CEI Affiliate.

(b) Appendix D- For provisions applicable to Participants employed at facilities purchased from Western Massachusetts Electric Company.

(c) Appendix G- For provisions applicable to a special adjustment in the Pension Allowance of certain Participants.

(d) Appendix H- For provisions applicable to certain CECONY Participants at fossil-fueled divested operations.

(e) Appendix I- For provisions applicable to O&R Participants under O&R’s Pension Protection Program.

(f) Appendix J- For provisions applicable to certain CECONY Participants and CEI Participants at divested nuclear operations.

(g) Appendix K- For provisions applicable to CECONY Support Employees Re: Voluntary Retirement Incentive – Support Organizations.

(h) Appendix L For provisions showing illustrative calculations of the pension benefit adjustment for O&R Participants.

(i) Appendix M For provisions applicable to certain Participants employed at the Lakewood facilities.

Article V

Automatic Form of Payment

5.01 Automatic Form of Payment

(a) CEI Participants

(1)	Unmarried Participant If a CEI Participant is not married on his or her Annuity Starting Date, his or her Pension Allowance will be payable in monthly installments ending with the monthly payment for the month in which the CEI Participant dies. An unmarried CEI Participant may also elect an optional form of benefit as provided in Section 5.02. The CEI Participant’s Cash Balance Account will be converted into a single life annuity based on the IRS Interest Rate and IRS Mortality Table in effect as of the Annuity Starting Date.

(2)	Married Participant If a CEI Participant is married on his or her Annuity Starting Date, and if he or she has not elected an optional form of benefit as provided in Section 5.02, the Pension Allowance shall be the Actuarial Equivalent of the Pension Allowance payable to an unmarried CEI Participant. His or her Pension Allowance shall be payable in an amount calculated as a single life annuity based on the IRS Interest Rate and IRS Mortality Table. His or her Pension Allowance will be converted and payable as a qualified joint and survivor annuity, providing for a Pension Allowance payable during the life of the Participant and, after his or her death, one-half of that Pension Allowance payable during the life of, and to, his or her Surviving Spouse.

(3)	Small Benefit In the event the Cash Balance Account immediately payable to a CEI Participant or his or her Surviving Spouse or Beneficiary has a value of $5,000 or less, or beginning for distributions after March 28, 2005, $1,000, such value shall be paid in a Cash Balance Single Lump Sum to the CEI Participant, Surviving Spouse or Beneficiary in lieu of any other benefit under the Retirement Plan.

(b) CECONY Participants

(1)	Unmarried Participant If a CECONY Participant is not married on his or her Annuity Starting Date, his or her Pension Allowance will be payable in monthly installments ending with the last monthly payment for the month in which the CECONY Participant dies. An unmarried CECONY Participant may elect an optional form of benefit as provided in Section 5.02.

(2)	Married Participant If a CECONY Participant is married on his or her Annuity Starting Date, and if he or she has not elected an optional form of benefit as provided in Section 5.02, the Pension Allowance payable shall be in the form of a qualified joint and survivor annuity, providing for a Pension Allowance during the life of the Participant and after his or her death, one half of that Pension Allowance payable during the life of, and to, the Participant’s Surviving Spouse. A CECONY Weekly Participant –1, who is married on his or her Annuity Starting Date and has not elected an optional form of benefit, will receive a reduced Pension Allowance during his or her life. If the CECONY Weekly Participant-1 dies before his or her Spouse, his or her Surviving Spouse will receive for life, one half of that reduced Pension Allowance. The joint and 50% surviving spouse annuity is not eligible for a pop-up option but is eligible for the level income option.

(3)	Small Pension Allowance In the event that a Pension Allowance has a present value of $5,000 or less, or beginning for distributions after March 28, 2005, $1,000, such present value shall be paid in a single lump sum to the CECONY Participant or Surviving Spouse, in lieu of the Pension Allowance or annuity otherwise payable. The calculation of the present value of a Pension Allowance, for the purpose of the foregoing sentence, shall be made on the basis of the Consolidated RPA ‘94 Lump Sum Conversion Factor for the Participant’s age, as in effect for the month in which payment is to be made. The resulting amount shall not be less than the present value of the annual Pension Allowance determined in accordance with the applicable benefit formula set forth in Appendix F, Section F.1 or F.2 taking into account only the Participant’s employment and Annual Compensation prior to January 1, 1997, calculated on the basis of the lump sum factors set forth in Table B of Appendix A and the Participant’s age as of the date of determination.

(c) O&R Participants

(1)	Unmarried Participant If an O&R Participant is not married on his or her Annuity Starting Date, his or her Pension Allowance shall be payable in monthly installments ending with the monthly payment for the month in which the O&R Participant dies. An unmarried O&R Participant may elect an optional form of benefit as provided in Section 5.02.

(2)	Married Participant If an O&R Participant is married on his or her Annuity Starting Date, and if he or she has not elected an optional form of benefit as provided in Section 5.02, his or her Pension Allowance shall be the Actuarial Equivalent of a single life annuity payable in the form of a qualified joint and survivor annuity. The qualified joint and survivor annuity is a Pension Allowance payable to the O&R Participant during his or her life, and after his or her death, one-half of that Pension Allowance payable during the life of, and to, his or her Surviving Spouse.

(3)	Small Pension Allowance If a pension Allowance has a present value of $5,000 or less, or beginning for distributions after March 28, 2005, $1,000, such present value shall be paid in a single lump sum to the O&R Participant or Surviving Spouse, in lieu of the Pension Allowance or annuity otherwise payable. The calculation of the present value of a Pension Allowance, for the purpose of the foregoing sentence, will be the mortality table prescribed by the Secretary of the Treasury in accordance with Code Section 417(e)(3)(A)(ii)(I) in effect on the date of distribution and the interest rate will be the lesser of five percent (5%) or the annual rate of interest on thirty-year Treasury securities determined in accordance with Code Section 417(e)(3)(A)(ii)(II) for the second full calendar month preceding the first day of the Plan Year which contains the distribution date.

(d) Small Pension Allowance Special Rules for All Participants

The determination as to whether a lump sum payment is less than $5,000 or beginning for distributions after March 28, 2005, $1,000, and immediately payable shall be made as soon as practicable following a Participant’s termination of employment or death. To the extent permitted by law, if the present value of a Pension Allowance exceeds $5,000 or after March 28, 2005, $1,000, upon an initial determination as to its present value, the present value of the Pension Allowance shall be re-determined annually as of the first day of each subsequent Plan Year. Any lump sum benefit payable shall be made as soon as practicable following the determination that the amount qualifies for distribution under the provisions of this paragraph. In the event a Participant is not entitled to any Pension Allowance upon his or her termination of employment, he or she shall be deemed cashed-out as of the date he or she terminated service. If a non-vested Participant who is deemed cashed-out is subsequently re-employed under circumstances where the Participant’s prior service is restored, he or she shall be deemed to have repaid such amount together with interest as described in Section 3.03.

5.02 Optional Forms of Payment

(a) CEI Participant A CEI Participant may, subject to the provisions of Section 5.03, elect to receive his or her benefit in the form of a Cash Balance Single Sum Payment in lieu of any other benefit under the Retirement Plan.

(b) CECONY Participant and CEI Participant

(1)	Optional Forms Unless specifically stated otherwise, effective as of December 1, 1996, a unmarried CECONY Participant and an unmarried CEI Participant may, subject to the provisions of Section 5.03, elect to convert the Pension Allowance otherwise payable to him or her in the normal form of a single life annuity into an Actuarially Equivalent Benefit. A married CECONY Participant and a married CEI Participant may elect to convert his or her Pension Allowance payable in the normal form as a qualified joint and 50% surviving spouse annuity, into an optional benefit. The applicable factors for converting the single life annuity or the qualified joint and 50% surviving spouse annuity into an optional form are set forth in Appendix A.

(2)	Twelve Year Certain and Life Annuity Option This form provides a modified Pension Allowance payable during the CECONY or CEI Participant’s life, reduced by the appropriate factor in Appendix A, for such married or unmarried CECONY or CEI Participant. If an unmarried CECONY or CEI Participant dies within the first 144 months after his or her Annuity Starting Date, the balance of those 144 monthly payments will be paid to one or more primary Beneficiaries named by him or her when he or she elected the option. If the Participant failed to designate a Beneficiary, the remainder is payable to the Participant’s estate. If the Participant named a primary but not contingent Beneficiary and the primary Beneficiary predeceases the Participant, then the remaining payments will be payable to the Participant’s estate. If the designated primary Beneficiary does not survive the full 144 months following the Participant’s Annuity Starting Date and the Participant does not or did not name a contingent Beneficiary, then the remaining payments will be payable to the designated primary Beneficiary’s estate. In the case of a married CECONY or CEI Participant, the remaining payments will go to the Surviving Spouse, or if the Surviving Spouse does not survive the full 144 months following the Participant’s Annuity Starting Date, to one or more Beneficiaries named by such Participant. So long as the primary or, if applicable, contingent, Beneficiary survivors the Participant, the Beneficiary’s estate will receive any of the 144 guaranteed payments which remain to be paid following the death of the Beneficiary. The Retirement Plan may, in its discretion, upon the request of the legal representative of the estate, pay to the estate the present value of all remaining payments, discounted by the rate utilized to calculate the appropriate factors set forth in the applicable Appendix A as in effect on the date of the Participant’s death. If the Surviving Spouse is the Beneficiary, the Surviving Spouse will receive a surviving spouse annuity equal to 50% of the amount of the reduced twelve year certain annuity, commencing on the later of the expiration of the 144-month period or the Participant’s death.

(3)	Twelve Year Certain and Life Annuity — CECONY Weekly Participant-1 A married CECONY Weekly Participant –1 may elect this 12 –Year Certain and Life Annuity Option and designate someone other than his or her spouse as the Beneficiary. If the CECONY Weekly Participant –1 dies within 144 months after his or her Annuity Starting Date, the balance of the 144 monthly payments will be paid to his or her Beneficiaries, as provided above. In order for a married CECONY Weekly Participant –1 to elect this option, his or her spouse must both consent to the waiver of his or her surviving spouse annuity and, if applicable, to the designation of another Beneficiary.

(4)	Joint and 100% Surviving Spouse Annuity A reduced Pension Allowance payable during the Participant’s life, and after his or her death, the same reduced amount payable during the life of, and to, his or her Surviving Spouse. At the election of the Participant, the option may include a pop-up feature, as described below:

(i)	If the Participant does not elect the pop-up feature, then the amount payable for the life of the Participant shall be equal to the reduced Pension Allowance otherwise payable to the Participant, as such is reduced by the appropriate factor in Appendix A. The Surviving Spouse shall receive for his or her life an annuity equal to the reduced amount payable to the Participant (before giving effect to any option elected under Section 5.02(b)(3) below).

(ii)	If the Participant elects the pop-up feature, then the amount payable to the Participant during the period that both the Participant and his or her spouse are alive shall be the reduced Pension Allowance otherwise payable to the Participant, as such is reduced by the appropriate factor in Appendix A. The amount payable to the Participant during any period subsequent to the death of his or her spouse shall be equal to the Pension Allowance otherwise payable to the Participant in the absence of an election under this paragraph.

(5)	Joint and 75% Surviving Spouse Annuity Effective January 1, 2008, a Participant may elect a Joint and 75% Surviving Spouse Annuity. This optional form of Pension Allowance is a reduced Pension Allowance payable during the Participant’s life. After his or her death, 75% of his or her reduced Pension Allowance is payable during the life of, and to, his or her Surviving Spouse. At the election of the Participant, the option may include a pop-up feature, as described below:

(i)	If the Participant does not elect the pop-up feature, then the amount payable for the life of the Participant shall be equal to the reduced Pension Allowance otherwise payable to the Participant, as such is reduced by the appropriate factor in Appendix A. The Surviving Spouse shall receive for his or her life an annuity equal to the 75% of the reduced amount payable to the Participant (before giving effect to any option elected under Section 5.02(b)(3) below).

(ii)	If the Participant elects the pop-up feature, then the amount payable to the Participant during the period that both the Participant and his or her spouse are alive shall be the reduced Pension Allowance otherwise payable to the Participant, as such is reduced by the appropriate factor in Appendix A. The amount payable to the Participant during any period subsequent to the death of his or her spouse shall be equal to the Pension Allowance otherwise payable to the Participant in the absence of an election under this paragraph.

(6)	Level Income Option

(1)	Subsections (i) through (v) apply to a Level income option distribution that begins before January 1, 2005.

(i)	A Participant whose Annuity Starting Date precedes his or her Social Security Retirement Age may elect to receive his or her Pension Allowance under the Level Income Option. He or she may further elect as a leveling month, for purposes of (ii) below, either the month following the month in which he or she reaches age 62 or the earliest month for which he or she is eligible to receive unreduced Social Security benefits (“Leveling Month”). The election of this option may be made in addition to an election for a Twelve Year Certain and Life Option or a Joint and 100% Surviving Spouse Annuity, as referred to above.

(ii)	If a Participant elects this option, the amount payable to him or her during the period commencing with his or her Annuity Starting Date and ending with the month prior to the Leveling Month shall be increased from the otherwise payable Pension Allowance. The amount payable during the period commencing with the Leveling Month and ending in the month of the Participant’s death shall be decreased from the Pension Allowance otherwise payable to the Participant, in both cases, based on factors specified in Appendix A. The present value of the benefit payable under this option shall be equal to the present value of the Pension Allowance otherwise payable to the Participant, determined on the actuarial bases specified in Appendix A.

(iii)	The amounts payable under this option shall be determined on the basis of an estimate of the Social Security benefit that the Participant would be eligible to commence to receive in the Leveling Month. The amount payable for the month next preceding the Leveling Month shall be approximately equal to the sum of the amount payable for the Leveling Month plus the estimated Social Security benefit commencing in the Leveling Month, without taking into account any prospective cost of living adjustment pursuant to Section 11.02 of the Retirement Plan.

(iv)	The amount payable to the Participant under this option shall not be adjusted after the Participant’s Annuity Starting Date, and prior to the Leveling Month, regardless of any difference between the estimate taken into account in the determination thereof and the Social Security benefits actually paid or payable to the Participant, and regardless of whether the Participant elects to commence receipt of Social Security benefits in any month other than the Leveling Month. Commencing in the Leveling Month, the amount payable to a Participant shall be reduced by an amount equal to the product of (I) the estimated Social Security benefit taken into account for purposes of subparagraph (iii) and (II) a fraction, the numerator of which shall be the amount payable to the Participant in the month next preceding the Leveling Month, taking into account any cost of living adjustments pursuant to Section 11.02, and the denominator of which shall be the amount determined to be payable as of the Participant’s Annuity Starting Date, in accordance with subparagraph (ii) above.

(v)

If a Participant who elects to receive his or her Pension Allowance under this Leveling Income option, has also made an election to receive either a Twelve Year Certain and Life Option, a Joint and 100% Survivor Spouse Annuity Option, or

a Joint and 75% Survivor Spouse Annuity Option, then the amount of Pension Allowance taken into account in the determination under subparagraph (iii) above shall be the amount payable to the Participant after giving effect to his or her otherwise Pension Allowance amount. In such event, the Participant’s election to receive his or her Pension Allowance under this option shall have no effect on the amount payable to his or her Surviving Spouse or Beneficiary under any other election he or she has made. In the event that the amount payable to a Participant who has elected to receive his or her Pension Allowance under this option and also made an election to receive a Joint and 100% Surviving Spouse Annuity or a Joint and 75% Surviving Spouse Annuity with a Pop-Up Feature is increased on account of the death of his or her spouse, the amount of such increase shall be disregarded for purposes of subparagraph (iv).

(2)	Subsection (i) and (ii) applies to a level income option distribution that begins on and after January 1, 2005.

(i)	Effective for distributions commencing on and after January 1, 2005, the total amount of a Pension Allowance payable as a Level Income Option will be determined on the basis of the IRS Mortality Table and the Adjusted IRS Interest Rate, as in effect for the Participant’s “reference Annuity Starting Date” and, if applicable, in accordance with subsection (ii) below. If the Participant is a CECONY Local 3-1 Employee who elects the Level Income Option, his or her Pension Allowance will be determined based on the IRS Mortality Table and the IRS Interest Rate as in effect on the Participant’s “reference Annuity Starting Date.” Solely for purposes of this subsection, a Participant’s “reference Annuity Starting Date” shall be January 1 of the calendar year in which his actual Annuity Starting Date occurs.

(ii)	If a Participant has a Pension Allowance that takes into account Accredited Service before January 1, 2005, the amount of his or her Pension Allowance payable as a Level Income Option will be the greater of (A) the amount of his or her accrued Pension Allowance as of December 31, 2004, and calculated in accordance solely with subsection 5.02(b)(5)(aa), supra, or (B) the amount of his or her total Pension Allowance determined solely in accordance with this subsection 5.02(b)(5)(bb)(i).

If a Participant dies after Pension Allowance payments have commenced, any payments continuing on to his or her Surviving Spouse or Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death.

(7)	Cash Out Option

(i)	A CECONY Participant who is not a Rule of 75 Participant may elect to receive the Pension Allowance otherwise payable to him or her in the form of a Cash Out. The election to receive a Cash Out may be made at any time subsequent to the CECONY Participant’s termination of employment, so long as the Participant has made no other election, and prior to the date on which the CECONY Participant becomes a Rule of 75 Participant and will be subject to the provisions of Section 5.03. A CECONY Participant will not be eligible to receive a Cash Out after he or she has become a Rule of 75 Participant, regardless of whether he or she was a Rule of 75 Participant at the time of his or her termination of employment from the Company or an Affiliate.

(ii)	The Cash Out is a lump sum payment representing the present value of the deferred vested Pension Allowance payable to the Participant, in the form of a single life annuity, at Normal Retirement Date. Effective January 1, 1997, the amount of a Cash Out will be the greater of (A) the product of the deferred vested Pension Allowance amount determined in accordance with Section 4.05(a) and the Consolidated RPA ‘94 Lump Sum Conversion Factor, as in effect for the Participant’s Annuity Starting Date, for the Participant’s age in such month, or (B) the product of the deferred vested Pension Allowance amount determined in accordance with Section 4.05(a), taking into account only the Participant’s employment and Annual Basic Straight-Time Compensation prior to January 1, 1997, and the factor in Appendix A, Section A-1, Table B for the Participant’s age as of his or her Annuity Starting Date. For the purpose of the foregoing sentence, a Participant’s age in any month shall be his or her age on the birthday nearer in time to the first of such month.

(iii)	In lieu of the Cash Out, a CECONY Participant who is eligible to elect to receive a Cash Out may receive an immediate annuity, commencing in the month in which the Cash Out would otherwise have been payable, in accordance with the provisions of Section 5.03. The amount of such immediate annuity shall be the amount determined by dividing the Cash Out, computed in accordance with paragraph (i)(A) above, by an annuity conversion factor determined on the basis of the IRS Mortality Table, the Adjusted IRS Interest Rate, and the Participant’s age as of the month of determination. If the Participant is a CECONY Local 3-1 Employee, the amount of the immediate annuity is determined by dividing the Cash Out by an annuity conversion factor determined on the basis of the IRS Mortality Table, the IRS Interest Rate and the Participant’s age as of the month of determination.

(8)	Single Life Annuity Option

(i)	This optional form of payment is also available to a married CECONY Weekly Participant –1. A married CECONY Weekly Participant –1 may elect a single life annuity payable for his or her life. If he or she selects this option, his or her spouse must consent to this form of distribution in accordance with the appropriate election and waiver requirements set forth in Section 5.03.

(c) O&R Participant

An O&R Participant may, subject to Section 5.03, elect to convert his or her Pension Allowance otherwise payable into an Actuarial Equivalent optional form of benefit, in accordance with one of the options described below. If a person other than the spouse of the O&R Participant is named as the contingent annuitant under an option, the value of the Pension Allowance payable to the O&R Participant under the option will in no event be less than fifty-one percent of the total value of the benefits payable to the O&R Participant and contingent annuitant.

(1)	Joint and 100% Survivor Annuity A modified Pension Allowance payable during the O&R Participant’s life, with the provision that, on his or her death, the modified Pension Allowance shall be paid during the life of, and to, the surviving contingent annuitant who was nominated by the Participant by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when the O&R Participant elected the option.

(2)

Joint and 50% Survivor Annuity A modified Pension Allowance payable during the O&R Participant’s life, with the provision that, after his or her death, a Pension Allowance at one half the rate of his or her modified Pension Allowance shall be paid during the life of, and to, the surviving contingent annuitant who was nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option. This is the normal form of payment of the Normal Retirement Allowance for an O&R Participant who is married on his or her Annuity Starting Date, with the Participant’s spouse as contingent annuitant, as provided in Section 5.01(c).

(3)	Joint and 100% Survivor Annuity with Pop-Up Feature A modified Pension Allowance payable during the O&R Participant’s life, with the provision that, on his or her death, it shall be paid during the life of, and to, the contingent annuitant nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option, if the contingent annuitant is surviving at the time of the O&R Participant’s death. If the designated contingent annuitant predeceases the O&R Participant, the Pension Allowance payable to the O&R Participant for months following the death of the contingent annuitant will increase to the Pension Allowance payable for the O&R Participant’s life with no further benefits payable following the O&R Participant’s death.

(4)	Joint and 50% Survivor Annuity With Pop-Up Feature A modified Pension Allowance payable during the O&R Participant’s life, with the provision that after his or her death a Pension Allowance at one-half the rate of his or her modified Pension Allowance will be paid during the life of, and to, the contingent annuitant nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option, if the contingent annuitant is surviving at the time of the O&R Participant’s death. If the designated contingent annuitant predeceases the O&R Participant, the Pension Allowance payable to the O&R Participant for months following the death of the contingent annuitant will increase to the Pension Allowance payable for the O&R Participant’s life with no further benefits payable following the O&R Participant’s death.

(5)	Joint and 75% Survivor Annuity A modified (reduced) Pension Allowance payable during the O&R Participant’s life, with the provision that, on his or her death, 75% of the modified Pension Allowance shall be paid during the life of, and to, the surviving contingent annuitant who was nominated by the Participant by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when the O&R Participant elected the option.

(6)	Joint and 75% Survivor Annuity With Pop-Up Feature A modified (reduced) Pension Allowance payable during the O&R Participant’s life, with the provision that after his or her death a Pension Allowance at 75% the rate of his or her modified Pension Allowance will be paid during the life of, and to, the contingent annuitant nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option, if the contingent annuitant is surviving at the time of the O&R Participant’s death. If the designated contingent annuitant predeceases the O&R Participant, the Pension Allowance payable to the O&R Participant for months following the death of the contingent annuitant will increase to the Pension Allowance payable for the O&R Participant’s life with no further benefits payable following the O&R Participant’s death.

(7)	Option Forms Use of Actuarial Tables The optional forms of benefit amounts set forth for an O&R Participant will be calculated in accordance with the actuarial tables in Appendix A, Section A-2, Tables A through F.

5.03 Election of Options

(a) No Consent for Certain Options A married Participant’s election of any option is effective only if Spousal Consent to the election is received by the Plan Administrator. However, Spousal Consent is not required if:

(1)	the option provides for monthly payments to his or her spouse for life after the Participant’s death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under the option to the Participant, and

(2)	the option is no greater than the Actuarial Equivalent of the qualified joint and survivor annuity.

(b) Written Explanation or Consent Each Employer shall furnish to each Participant a written explanation in non-technical language of the terms and conditions of the Pension Allowance payable to the Participant in the applicable normal and optional forms of Pension Allowance to the Participant. Such explanation shall include a general description of the eligibility conditions for, and the material features and amounts payable under, the optional forms of Pension Allowance under the Plan, any rights the Participant may have to defer commencement of his or her Pension Allowance, the requirement for Spousal Consent, if applicable, as provided in paragraph (a) above, and the right of the Participant to make, and to revoke, elections.

(c) CECONY Weekly Participant – 1 Special Rules In addition to the explanation provided above, an Employer will furnish to each CECONY Weekly Participant –1 a written explanation in non-technical language of the terms and conditions of the actuarial equivalent forms of Pension Allowances. In particular, the Employer will give each CECONY Weekly Participant –1 a written notice explaining (i) the spouse’s death benefit provisions, (ii) the financial effect thereof and the Participant’s right to elect to waive such coverage, (iii) the necessity of the spouse’s consent and acknowledgment in order to validate the Participant’s election, and (iv) the right of the CECONY Weekly Participant –1 to make, and the effect of, a revocation of the waiver of the spouse’s death benefit.

A CECONY Weekly Participant –1 may elect to waive coverage of the spouse’s death benefit and avoid the adjustments made for coverage for the spouse’s death benefit protection. The election to waive coverage must be made by delivery of a properly completed written notice of such election to the Plan Administrator. Such election must be in the form prescribed by or acceptable to the Plan Administrator, and will be effective only upon filing with and acknowledgment of receipt by the Plan Administrator. Spousal consent is not necessary if it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse; the spouse cannot be located; or there exist other reasons as may be prescribed in regulations of the Secretary of the Treasury. An election to waive the spouse’s death benefit coverage, in order to be valid, must have the signed written consent of the Participant’s spouse and must specifically acknowledge the effect of the waiver election as well as the specific designation of someone other than his or her spouse as Beneficiary. The spouse’s signature to such consent and acknowledgment must be witnessed by the Plan Administrator or a Plan Administrator’s delegate, or must be notarized by a notary public. Any consent by a spouse (or establishment that the spouse’s consent cannot be obtained) shall be effective only with respect to such spouse, to such optional form, and to such designated alternate beneficiary.

Any such waiver election may be revoked by written notice of the CECONY Weekly Participant –1 delivered to the Plan Administrator prior to his or her Annuity Starting Date. In all cases, the elections to waive coverage and the revocations of such elections shall be prospective only, effective upon filing with and acknowledgement of receipt by the Plan Administrator.

(d) Timing for Giving Notice Each Employer shall provide the written explanation required by this Section 5.03 no more than 90 days and no less than 30 days prior to the Participant’s Annuity Starting Date. A Participant’s Annuity Starting Date may not occur less than 30 days after receipt of the notice. An election for an optional form shall be made on a form provided by the Plan Administrator and must be made during the 90-day period ending on the Participant’s Annuity Starting Date, but not prior to the date the Participant receives such written explanation.

(e) Cash Out Special Timing Notwithstanding the timing requirements for notices and elections regarding Surviving Spouse’s death benefits or joint and survivor annuities, a CECONY Participant, other than a Rule of 75 CECONY Participant, may, after having received the written explanation, affirmatively elect to have his or her benefit commence, or to receive his or her benefit in the form of a Cash Out, as applicable, sooner than 30 days following his or her receipt of the written explanation provided all of the following requirements are met:

(1)	the Plan Administrator clearly informs the Participant that he or she has a period of at least 30 days after receiving the explanation to decide when to have his or her benefits begin and, if applicable, to choose a particular optional form of payment;

(2)	the Participant affirmatively elects a date for his or her benefits to begin and, if applicable, an optional form of payment, after receiving the explanation;

(3)	the Participant is permitted to revoke his or her election until the later of his or her Annuity Starting Date or seven days following the day he or she received the explanation;

(4)	payment does not commence less than seven days following the day after the explanation is received by the Participant; and

(5)	the Participant’s Annuity Starting Date is after the date the explanation is provided.

(f) Revocation An election of an option may be revoked on a form provided by the Plan Administrator, and subsequent elections and revocations may be made at any time and from time to time during the election periods. An election of an optional form of benefit shall be effective on the Participant’s Annuity Starting Date and may not be modified or revoked after his or her Annuity Starting Date unless he or she is a CECONY Weekly Participant-1 and is revoking his or her waiver of the Spousal benefits as explained above. A revocation of any election shall be effective when the completed form is filed with the Plan

Administrator. If a Participant who within the applicable time period, has elected, an optional form of benefit dies before the date the election of the option becomes effective, the election shall be given effect. If the Beneficiary designated under an option dies before the date the election of the option becomes effective, the election shall be revoked.

5.04 Commencement of Payments

(a) Except as otherwise provided in Article 4 or this Article 5, payment of a Participant’s Pension Allowance will begin as soon as administratively practicable following the latest of (i) the Participant’s 65th birthday, (ii) the fifth anniversary of the date on which he or she became a Participant, or (iii) the date he or she terminates service with the Company or an Affiliate, (but not more than 60 days after the close of the Plan Year in which the latest of (i), (ii) or (iii) occurs).

(b) Notwithstanding the preceding paragraph, payment of any Participant’s Pension Allowance will begin not later than April 1 of the calendar year following the later of the calendar year in which he or she attains age 70 1/2 or terminates employment. In the case of an employee or Participant who is a 5% owner, his or her “required beginning date” means the April 1st of the calendar year following the calendar year in which he or she attains age 70 1/2. For purposes of Code Section 401(a)(9), a 5% owner is an Employee who is a 5% owner as defined in Code Section 416 with respect to the Plan Year ending in the calendar year in which the Employee attains age 70 1/2.

5.05 Distribution Limitation

Notwithstanding any other provision of this Article 5, all distributions from this Retirement Plan will conform to the regulations issued under Code Section 401(a)(9), including the incidental death benefit provisions of Code Section 401(a)(9)(G). Further, such regulations shall override any plan provision that is inconsistent with Code Section 401(a)(9). Any and all distributions from the Retirement Plan will be consistent and in compliance with Treasury Regulations issued and published in April 2002 and June 2004. If Treasury Regulations are published in the future under Code Section 401(a)(9), the Retirement Plan will ensure that all distributions conform to subsequent changes or modifications. The life expectancies of Participants and their spouses shall not be recalculated.

In order to satisfy Code section 401(a)(9), distributions of the Participant’s entire interest must be paid in the form of periodic annuity payments for the Employee’s life (or the joint lives of the Employee and Beneficiary) or over a period certain that does not exceed the maximum length of the period certain determined in accordance with Section 1.401(a)(9)-6, A-3 of the Treasury Regulations. The interval between payments for the annuity must be uniform over the entire distribution period and must not exceed one year. Once payments have commenced over a period, the period may only be changed in accordance with Section 1.401(a)(9)-6, A-13. Annuity payments must satisfy the minimum distribution incidental benefit requirements. Except as otherwise provided, all payments must be non increasing.

The annuity may be a life or joint and survivor annuity with a period certain if the life or lives, if applicable, and period certain each meet the requirements of Section 1.401(a)(9)-6. Annuity payments must commence on or before the Participant’s required beginning date. The first payment, which must be made on or before the Participant’s required beginning date, must be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Similarly, in the case of distributions commencing after death in accordance with section 401(a)(9)(B)(iii) and (iv), the first payment, which must be made on or before the date determined under A-3(a) or (b) (whichever is applicable) of § 1.401(a)(9)-3, must be the payment which is required for one payment interval. Payment intervals are the periods for which payments are received, e.g., bimonthly, monthly, semi-annually, or annually. All benefit accruals as of the last day of the first distribution calendar year must be included in the calculation of the amount of annuity payments for payment intervals ending on or after the employee’s required beginning date.

5.06 Direct Rollover of Certain Distributions

(a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b) The following definitions apply to the terms used in this Section:

(1)	An “eligible rollover distribution” is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any distribution where all otherwise eligible distributions are expected to total less than $200;

(2)	An “eligible retirement plan” is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or 403(b), a government plan described in Code Section 457, or a qualified trust described in Code Section 401(a), that accepts the distributee’s eligible rollover distribution. However, in the case of an eligible rollover distribution to the Surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity;

(3)	A “distributee” includes an Employee or former Employee. In addition, the Employee’s or former Employee’s Surviving Spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse; and

(4)	A “direct rollover” is a payment by the Retirement Plan to the eligible retirement plan specified by the distributee.

In the event that the provisions of this Section 5.06 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section or any applicable part thereof shall be ineffective without the necessity of further amendments to the Retirement Plan.

Effective as of March 28, 2005, this Plan does not permit mandatory distributions; that is distributions without the consent of the Participant, in any amount that exceeds $1,000. However, in the unlikely event a distribution in an amount exceeding $1,000 is made without the Participant’s consent and before the Participant attains the later of age 62 or Normal Retirement Age, and the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly, then the distribution will be paid in a direct rollover to an individual retirement plan designated by the Plan Administrator.

Article VI

Contributions

6.01 Employers’ Contributions

It is the intention of the Company and the Employers to continue the Plan, make the contributions that are necessary to maintain the Plan on a sound actuarial basis and to meet the minimum funding standards prescribed by law. However, subject to the provisions of Article X, an Employer may discontinue its contributions for any reason at any time. Any Participant forfeitures shall be used to reduce the Employers’ contributions otherwise payable.

6.02 Return of Contributions

(a) Employers’ contributions are conditioned upon their deductibility under Code Section 404. If all or part of the deductions are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies will be returned to the Employers without interest, but reduced by any investment loss attributable to those contributions. The return will be made within one year after the date of the disallowance of the deduction.

(b) The Employers may recover without interest the amount of their contributions to the Plan made on account of a mistake in fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

6.03 Non-Contributory Nature

No contributions by any Employee or Participant to the Retirement Plan shall be required or permitted hereunder.

Article VII

Administration of Plan

7.01 Named Fiduciaries

(a) The Board has appointed those persons who occupy the positions of Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of CECONY as the Named Fiduciaries of the Plan. The Named Fiduciaries shall have the joint authority to control and manage the operation and administration of the Plan, including the appointment of the Plan Administrator. The Named Fiduciaries may, in their sole and absolute discretion, designate one or more committees or individuals to serve as the Plan Administrator or in other fiduciary capacities responsible for the management, operation and administration of the Plan and/or investment of the trust and the Plan assets. CECONY also may designate other persons who, upon acceptance of such designation, shall serve as Named Fiduciaries either instead of or in addition to those holding the aforementioned offices. Any such designation and acceptance shall be in writing and retained by the Plan Administrator.

(b) The Named Fiduciaries may allocate fiduciary responsibilities among themselves, and may designate other persons to carry out fiduciary responsibilities, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Plan, in accordance with the following procedure:

(1)

The Chief Executive Officer of CECONY shall allocate fiduciary responsibilities among the Named Fiduciaries in writing, and the acceptance of such responsibilities by the Named Fiduciaries shall be in writing. Any designation by a Named Fiduciary of persons to carry out fiduciary responsibilities, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Plan, shall be in writing, a copy of which shall be delivered to the designee, and shall specify the fiduciary responsibilities to be carried out by the designee. Written notice of any such designation shall be given to all other Named Fiduciaries by the Named Fiduciary making the designation. Any such allocations, acceptances and designations shall be retained by the Plan Administrator.

(2)	A Named Fiduciary, or a fiduciary designated by a Named Fiduciary, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

(3)	One or more of the Named Fiduciaries may direct the Trustee to invest all or any part of the trust fund held by the Trustee in investments consistent and in accordance with the Plan’s investment policy, including but not limited to, investments in insurance policies and contracts, including group annuity contracts, and in tax-exempt group trusts, and from time to time to liquidate any such investment in whole or in part.

(4)	The Named Fiduciaries shall have the powers granted to them under the trust agreement adopted for use in implementing the Retirement Plan.

7.02 Duties of Plan Administrator

(a) The Plan Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder, including but not by way of limitation, the following:

(1)	to authorize any agent to execute or deliver any instrument or make any payment on its behalf;

(2)	to retain counsel, employ agents and provide for such clerical, accounting, actuarial and consulting services as it may require in carrying out the provisions of the Plan;

(3)	to delegate to other persons all or such portion of its duties under the Retirement Plan, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Retirement Plan, as the Plan Administrator, in his or her sole discretion, shall decide and in accordance with ERISA Section 405;

(4)	to decide all claims and questions of eligibility, and determine the amount, manner and time of payment of any benefit hereunder, and to construe and interpret the Plan or other plans as may be necessary in conjunction herewith;

(5)	to make and enforce such rules and regulations as the Plan Administrator deems necessary or proper for the efficient administration and operation of the Plan;

(6)	to prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

(7)	to exercise such authority and responsibility, and perform such duties, as may be required in order to comply with ERISA and governmental regulations issued there under regarding records of Participants’ service, accrued benefits, and non-forfeitable benefits under the Plan;

(8)	to provide notifications to Participants, and file such annual reports as shall be required with the Internal Revenue Service, the Department of Labor and the Pension Benefit Guaranty Corporation;

(9)	to receive and review the annual actuarial valuation of the Plan made by the actuary, and the regular reports of the Trustee regarding the financial condition, receipts and disbursements of the trust fund;

(10)	to furnish to the Employers, upon request, such annual reports with respect to the administration of the Retirement Plan as are reasonable and appropriate;

(11)	to receive service of legal process, as agent for the Plan; and

(12)	to authorize the payment of reasonable and necessary expenses for the administration and operation of the Retirement Plan.

(b) The Plan Administrator shall have the authority to amend the Plan as follows:

(1)	in accordance with action by the Board, to amend Appendix B to specify that an Affiliate will become an Employer and to provide for any special terms and conditions applicable to Participants employed by the Employer;

(2)	to amend Appendix E to specify the method for determining and to determine the amount payable from the 401(h) Account for benefits under the Retiree Health Retirement Plan, pursuant to and for purposes of Section 12.06; and

(3)	to adopt certain amendments to the Retirement Plan, which are (a) required or desirable in order to implement corporate transactions such as mergers, acquisitions and divestitures; (b) required, necessary or recommended for compliance with ERISA, the Code or other laws; or (c) necessary or desirable for uniform or efficient administration. In all cases, any amendment(s) adopted by the Plan Administrator shall neither materially nor significantly increase the Employers’ or the Company’s obligations or adversely affect or reduce the accrued benefits of Participants.

Any amendment adopted by the Plan Administrator pursuant to this Section shall be in writing and shall be effective as of the date specified by the Plan Administrator.

7.03 Meetings

The Plan Administrator will hold meetings upon such notice, at such place or places, and at such time or times as the Plan Administrator may from time to time determine.

7.04 Compensation and Bonding

The Named Fiduciaries and the Plan Administrator will not receive any compensation from the Retirement Plan for their services as such, and no bond or other security need be required of them in those capacities in any jurisdiction.

7.05 Establishment of Rules

Subject to the limitations of the Retirement Plan, the Plan Administrator from time to time will establish rules for the administration of the Plan and the transaction of business. The Plan Administrator has discretionary authority to interpret the Plan and to make factual determinations including but not limited to, determination of an individual’s eligibility for Plan participation, the right and amount of any benefit payable under the Plan and the date on which any individual ceases to be a Participant. The determination of the Plan Administrator as to the interpretation of the Plan or any disputed question shall be conclusive and final to the extent permitted by applicable law. The Plan Administrator, however, shall have no power to add to, subtract from or modify any of the terms of the Retirement Plan, or to change or add to any benefits provided by the Retirement Plan, or to waive or fail to apply any requirements of eligibility for a pension under the Retirement Plan.

7.06 Prudent Conduct

The Named Fiduciaries and Plan Administrator will use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in a similar situation.

7.07 Actuary

As an aid to the Employers in determining the amount of contributions payable to the Retirement Plan, the actuary designated by the Named Fiduciaries or the Plan Administrator will make annual actuarial valuations of the assets and liabilities of the Retirement Plan, and will submit to the Plan Administrator the rates of contribution which it recommends for use.

7.08 Maintenance of Accounts

The Plan Administrator will maintain accounts showing the fiscal transactions of the Plan and will keep in convenient form such data as may be necessary for actuarial valuations of the Retirement Plan.

7.09 Service in More Than One Fiduciary Capacity

Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Retirement Plan.

7.10 Limitation of Liability

The Company, the members of its board of directors, the Employers and the members of their board of trustees or directors, the Named Fiduciaries, the Plan Administrator, and any officer, employee or agent of the Company or an Affiliate shall not incur any liability individually or on behalf of any other individuals for any act, or failure to act, made in good faith in relation to the Plan or the funds of the Retirement Plan. However, this limitation does not act to relieve any such individual or the Company or any Affiliate from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.

7.11 Indemnification

The Company, the members of its board of directors, the Employers and the members of their board of trustees or directors, the Named Fiduciaries, the Plan Administrator, and any officer, employee or agent of the Company or an Affiliate are indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Retirement Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the funds of the Retirement Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Retirement Plan, except for actions or failures to act made in bad faith or which constitute a breach of fiduciary duty. The foregoing indemnification is from the funds of the Retirement Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the general assets of the Employers. The provisions are in addition to any other indemnification provision otherwise provided to any such individual by the Company or an Affiliate, provided that there is no duplication of benefits under this Section 7.11 and any such other provision.

7.12 Appointment of Investment Manager

The Board of Trustees, in its sole discretion, determines the investment policy for the Retirement Plan. However, a Named Fiduciary may, in its sole discretion, and in accordance with the investment policy, appoint one or more investment managers to manage the assets of the Plan (including the power to acquire and dispose of all or part of such assets) as the Named Fiduciary designates. In that event, the authority over and responsibility for the management of the assets so designated is the sole responsibility of that investment manager.

For purposes of this Article, the term “investment manager” means an individual firm, or entity who:

(a) has the power to manage, acquire or dispose of any asset of the Plan;

(b) is (i) registered as an investment advisor under the Investment Advisors Act of 1940, (ii) a bank, as defined in that Act, or (iii) an insurance company qualified to perform services described in paragraph (a) above; and

(c) has acknowledged in writing that he, she or it is a fiduciary with respect to the Plan.

7.13 Expenses of Administration

All reasonable expenses that arise in connection with the administration of the Plan, including but not limited to the compensation of the Trustee, administrative expenses and proper charges and disbursements of the Trustee and reasonable compensation and other expenses and charges of any enrolled actuary, counsel, accountant, specialist, or other person who has been retained by the Employers, Named Fiduciaries or Plan Administrator in connection with the administration thereof, will be paid from the funds of the Plan held by the Trustee under the trust agreement adopted for use in implementing the Plan, to the extent not paid by the Employers. So long as such reimbursement is in accordance with Department of Labor Regulation 29 CFR 2550.408c-2(b)(3), the funds of the Plan may also reimburse the Employers for compensation paid by the Employers to employees of the Employers who perform services to the Plan.

7.14 Claims and Review Procedures

(a) Applications for benefits and inquiries concerning the Plan (or concerning present or future rights to benefits under the Plan) must be submitted in writing to the Plan Administrator. An application for benefits must be submitted on the prescribed form and signed by the Participant or, in the case of a benefit payable after his or her death, by his or her Beneficiary, or a duly authorized legal representative.

(b) In the event that an application for benefits is denied in whole or in part, the Plan Administrator will notify the Participant or Beneficiary in writing of the denial and of the right to review of the denial. The written notice will set forth, in a manner calculated to be understood by the Participant or Beneficiary, specific reasons for the denial, specific references to the provisions of the Plan on which the denial is based, a description of any information or material necessary for the Participant or Beneficiary to perfect the application, an explanation of why the material is necessary, and an explanation of the review procedure under the Retirement Plan. The written notice from the Plan Administrator will be given to the Participant or Beneficiary within a reasonable period of time, not more than 90 days, after the Plan Administrator received the initial application, unless special circumstances require further time for processing and the Participant or Beneficiary is advised of the need and reason for the extension within the first 90-day period. The Participant or Beneficiary will also be informed of the date by which the Plan Administrator expects to render the decision. In no event will the initial decision be given more than 180 days after the Plan Administrator received the application. The Plan Administrator has the authority to act with respect to any appeal from a denial of benefits or a determination of benefit rights.

(c) A Participant or Beneficiary whose application for benefits was denied in whole or part, or the Participant or Beneficiary’s duly authorized representative, may appeal the denial by submitting to the Plan Administrator a request for a review of the application within 60 days after receiving written notice of the denial from the Plan Administrator. The Plan Administrator will give the Participant or Beneficiary or his or her representative an opportunity to review pertinent materials, other than legally privileged documents, in preparing the request for a review. The request for a review must be in writing and addressed to the Plan Administrator. The request for a review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant deems pertinent. The Plan Administrator may require the Participant or Beneficiary to submit such additional facts, documents or other materials as it may deem necessary or appropriate in making its review.

(d) The Plan Administrator will act on each request for a review within 60 days after receipt, unless special circumstances require further time for processing by the Plan Administrator and the Participant or Beneficiary is advised of the need and reason for the extension. In no event will the decision on review be rendered more than 120 days after the Plan Administrator received the request for a review. The Plan Administrator will give prompt written notice of its decision to the Participant or Beneficiary. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will set forth, in a manner calculated to be understood by the Participant or Beneficiary, the specific reasons for the decision and specific references to the provisions of the Plan on which the decision is based. The Plan Administrator has discretionary authority to administer the Plan, including interpreting the terms, determining eligibility for, entitlement to and amount of benefits under the Plan, determining any facts and resolving any questions relevant to administration of the Plan and remedying and correcting any ambiguities, inconsistencies or omissions in the Retirement Plan. Any action taken by the Plan administrator pursuant to such discretionary authority shall be conclusive and binding on all Participants, Beneficiaries and others.

(e) The Plan Administrator shall adopt such rules, procedures and interpretations of the Plan as deemed necessary or appropriate in carrying out the Plan Administrator responsibilities under this Section 7.14.

(f) No legal action for benefits under the Plan may be brought unless and until the Participant, Beneficiary claimant:

(1)	has submitted a written application for benefits in accordance with this Section,

(2)	has been notified by the Plan Administrator that the application is denied,

(3)	has filed a written request for a review of the application in accordance with this Section, and

(4)	has been notified in writing that the Plan Administrator has affirmed the denial of the application;

provided, however, that legal action may be brought after the Plan Administrator has failed to take any action on the claim within the time prescribed by above.

Article VIII

Management of Funds

8.01 Trustee

All the funds of the Plan shall be held by a Trustee appointed from time to time by the Board under a trust instrument adopted, or as amended, by CECONY for use in providing the benefits of the Plan and paying its expenses not paid directly by the Employers. The assets of the Plan may be commingled by the Trustee with the assets of another qualified defined benefit plan maintained by an Affiliate; provided, however, that there shall be separate accounting for the beneficial interest of each such plan in the commingled assets. The beneficial interest of the trust fund under the Plan will be applied solely in accordance with the Plan and shall not be available to provide benefits under any other qualified defined benefit plan or for any other purpose. Expenses and taxes, to the extent paid from the commingled trust assets, will be equitably divided between the trust fund under the Plan and the trust fund under any other qualified defined benefit plan.

8.02 Exclusive Benefit Rule

Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan and paying Plan expenses not otherwise paid by the Employers, before the satisfaction of all liabilities with respect to them. No person has any interest in or right to any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

Article IX

General Provisions

9.01 Nonalienation

(a) Except as required by any applicable law, or by paragraph (c), no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment may be made in accordance with the provisions of any judgment, decree, or order which creates for, or assigns to, a spouse, former spouse, child or other dependent of a Participant the right to receive all or a portion of the Participant’s benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent, and:

(1)	is made pursuant to a State domestic relations law,

(2)	does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

(3)	otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a qualified domestic relations order (“QDRO”), as determined by the Plan Administrator. The Plan shall have written procedures in effect for determining whether an order is a QDRO and, if so, for administering distributions under QDROs. The procedures shall notify each person, specified in the order who is entitled to payment of benefits under the Plan, of such procedures.

Notwithstanding the foregoing, a Participant whose benefit is in current pay status may elect to make a voluntary and revocable assignment of such benefit, not to exceed 10% of any benefit payment, provided the assignment is not for the purpose of defraying administrative costs.

(b) If the present value of any series of payments under a QDRO amounts to $5,000 or less, or beginning for distributions after March 28, 2005, $1,000, a lump sum payment that is the Actuarial Equivalent, determined in the manner described in Section 5.01, shall be made in lieu of the series of payments.

(c) A Participant’s benefits under the Plan will be offset by the amount the Participant is required to pay to the Plan under the circumstances set forth in Code Section 401(a)(13).

9.02 Conditions of Employment Not Affected by Plan

The establishment of the Plan does not confer any legal rights upon any Employee or other person for a continuation of employment, nor does it interfere with the right of the Employers (which right is hereby reserved) to discharge any Employee and to treat him or her without regard to the effect which that treatment might have upon him or her as a Participant or potential Participant in the Plan.

9.03 Facility of Payment

If the Plan Administrator finds that a Participant or other person entitled to a benefit is unable to care for his or her affairs because of illness or accident or because he or she is a minor, the Plan Administrator may direct, in his or her sole discretion, that any benefit due him or her, unless claim has been made for the benefit of the Participant by a duly appointed legal representative, be paid to his or her spouse, a child, a parent or other blood relative, or to a person with whom he or she resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit. Furthermore, if the Plan Administrator receives from a Participant a power of attorney valid under state law, the Plan Administrator will comply with the instructions of the named attorney to the extent that the Plan Administrator would comply with such instructions if given by the Participant and such instructions are consistent with the power of attorney.

9.04 Information

Each Participant or other person entitled to a benefit, before any benefit will be payable to him or her or on his or her account under the Plan, must file with the Plan Administrator information that the Plan Administrator requires to establish the Participant’s or other person’s rights and benefits under the Plan.

9.05 Top-Heavy Provisions

(a) The following definitions apply to the terms used in this Section:

(1)	“applicable determination date” means the last day of the preceding Plan Year;

(2)	“top-heavy ratio” means the ratio of (A) the present value of the cumulative accrued benefits under the Plan for key employees to (B) the present value of the cumulative accrued benefits under the Plan for all key employees and non-key employees; provided, however, that if an individual has not performed services for the Company or Affiliate at any time during the 5-year period ending on the applicable determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account. Effective for Plan Years beginning in 2002 and thereafter, the phrase “one –year period” is substituted for the phrase “five –year period” each place it appears in this definition. In the case of a distribution made for a reason other than separation from service, death, or disability, the look –back period shall continue to mean the five –year period. The accrued benefits and accounts of any individual who has not performed services for the Company or Affiliate during the one –year period ending on the determination date will not be taken into account for purposes of calculating the Top –Heavy Ratio.;

(3)	“applicable valuation date” means the date within the preceding Plan Year as of which annual Plan costs are or would be computed for minimum funding purposes;

(4)

“key employee” means an employee who is in a category of employees determined in accordance with the provisions Code Section 416(i)(1) and (5) and any regulations there under, and, where applicable, on the basis of the Employee’s remuneration which, with respect to any Employee, shall mean the wages, salaries and other amounts paid in respect of such Employee by the Company or an Affiliate for personal services actually rendered, determined before any pre-tax contributions under a “qualified cash or deferred arrangement” (as defined under Code Section 401(k) and its applicable regulations) or under a “cafeteria plan” (as defined under Code Section 125 and its applicable regulations), and shall include, but not by way of limitation, bonuses, overtime payments and commissions; and shall exclude deferred compensation, stock options and other distributions which receive special tax benefits under the Code;

(5)	“non-key employee” means any employee who is not a key employee;

(6)	“average remuneration” means the average annual remuneration of a Participant for the five consecutive years of his or her Vesting Service during which he or she received the greatest aggregate remuneration, as limited by Code Section 401(a)(17), from the Company or an Affiliate, excluding any remuneration for service after the last Plan Year with respect to which the Plan is top-heavy;

(7)	“required aggregation group” means each other qualified plan of the Company or an Affiliate (including plans that terminated within the five-year period ending on the determination date) in which there are members who are key employees or which enables the Plan to meet the requirements of Code Section 401(a)(4) or 410; and

(8)	“permissive aggregation group” means each plan in the required aggregation group and any other qualified plan(s) of the Company or an Affiliate in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Code Sections 401(a)(4) and 410.

(b) For purposes of this Section, the Plan shall be “top-heavy” with respect to any Plan Year beginning on or after January 1, 1984, if as of the applicable determination date the top-heavy ratio exceeds 60%. The top-heavy ratio shall be determined as of the applicable valuation date in accordance with Code Section 416(g)(3) and (4)(B) on the basis of the 1983 Group Annuity Mortality

Table and an interest rate of 5 1/2% per year compounded annually. For purposes of determining whether the Plan is top-heavy, the present value of accrued benefits under the Plan will be combined with the present value of accrued benefits or account balances under each other plan in the required aggregation group, and, in the Employer’s discretion, may be combined with the present value of accrued benefits or account balances under any other qualified plan(s) in the permissive aggregation group. The accrued benefit of a non-key employee under the Plan or any other defined benefit plan in the aggregation group shall be (i) determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company or an Affiliate, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule described in Code Section 411(b)(1)(C).

(c) The following provisions shall be applicable to Participants for any Plan Year with respect to which the Plan is top-heavy:

(1)	In lieu of the vesting requirements specified in Section 4.05, a Participant shall be vested in, and have a non-forfeitable right to, a percentage of his or her accrued benefit, as set forth in the following vesting schedule:

Years of Vesting Service	Percentage Vested
Less than 2 years	0%
2 years	20%
3 years	40%
4 years	60%
5 years	100%

(2)	The accrued benefit of a Participant who is a non-key employee shall not be less than 2% of his or her average remuneration multiplied by the number of years of his or her Vesting Service, not in excess of 10, during the Plan Years for which the Plan is top-heavy. That minimum benefit shall be payable at a Participant’s Normal Retirement Date. If payments commence at a time other than the Participant’s Normal Retirement Date, the minimum accrued benefit shall be the Actuarial Equivalent of that minimum benefit.

(3)	The multiplier “1.25” in Code Sections 415(e)(2)(B)(i) and (3)(B)(i) shall be reduced to “1.0”, and the dollar amount “$51,875” in Code Section 415(e)(6)(B)(i)(I) shall be reduced to “$41,500”.

(d) If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:

(1)	The accrued benefit in any such subsequent Plan Year shall not be less than the minimum accrued benefit provided in paragraph (c)(ii) above, computed as of the end of the most recent Plan Year for which the Plan was top-heavy.

(2)	If a Participant has completed three years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting schedule set forth in paragraph (c)(i) above shall continue to be applicable.

(3)	If a Participant has completed at least two, but less than three, years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting provisions of Section 4.05 shall again be applicable; provided, however, that in no event shall the vested percentage of a Participant’s accrued benefit be less than the percentage determined under paragraph (c)(i) above as of the last day of the most recent Plan Year for which the Plan was top-heavy.

9.06 Construction

(a) The Plan shall be construed, regulated and administered under ERISA as in effect from time to time, and the laws of the State of New York, except where ERISA controls.

(b) The titles and headings of the Articles and Sections in this Plan are for convenience only. In case of ambiguity or inconsistency, the text rather than the titles or headings shall control.

9.07 Prevention of Escheat

If the Plan Administrator cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, the Plan Administrator may, no earlier than three years from the date such payment is due, mail a notice of such due and owing payment to the last known address of such person as shown on the records of the Plan Administrator or the Employer. If such person has not made written claim therefore within three months of the date of the mailing, the Plan Administrator may, if it so elects and upon receiving advice from counsel to the Plan, direct that such payment and all remaining payments otherwise due such person be cancelled on the records of the Plan and the amount thereof applied to reduce the contributions of the Employer. Upon such cancellation, the Plan has no further liability therefore except that, in the event such person or his or her Beneficiary later notifies the Plan Administrator of his or her whereabouts and requests the payment or payments due to him or her under the Plan, the amount so applied will be paid to him or her in accordance with the provisions of the Plan, without interest.

Article X

Amendment, Merger and Termination

10.01 Amendment of Plan

(a) CECONY, by action of its Board, or pursuant to authority granted by its Board, reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan. However, no amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan, before the satisfaction of all liabilities with respect to them. No amendment will be made which has the effect of decreasing the accrued benefit or reducing the nonforfeitable percentage of the accrued benefit of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective.

(b) The Plan Administrator has the authority to amend the Plan to the extent and in the manner described in Section 7.02(b).

10.02 Merger, Consolidation, or Transfer

The Board may, in its sole discretion, merge this Plan with another qualified plan, subject to any applicable legal requirements. However, the Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

10.03 Additional Participating Companies

(a) With the consent of CECONY, an Affiliate may adopt this Plan for some or all of its Employees. Upon the effective date of the adoption of the Plan by an Affiliate, the Affiliate shall be an Employer and shall delegate all fiduciary and administrative responsibilities (including the appointment and removal of fiduciaries) under the Plan to the Named Fiduciaries and the Plan Administrator of the Plan. An Employer may adopt the Plan for some or all of its employees upon appropriate action by such Employer, and with the consent of CECONY, and the employees for whom the Plan is adopted shall be described in Appendix B to the Plan.

(b) An Employer may terminate its participation in the Plan upon appropriate action. The funds of the Plan held on account of Participants in the employ of that Employer will be determined by the Plan Administrator and will be applied as provided in Section 10.04 if the Plan should be terminated, or will be segregated by the Trustee as a separate trust, pursuant to certification to the Trustee by the Plan Administrator, continuing the Plan as a separate plan for the employees of that company under which the board of directors of that company will succeed to all the powers and duties of the board of trustees, including the appointment of named fiduciaries.

10.04 Termination of Plan

CECONY, by action of its Board, may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Participants to their benefits accrued under the Plan as of the date of the termination, to the extent then funded or protected by law, if greater, shall be nonforfeitable. The funds of the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 6.02. However, any funds not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation will be returned to the Employers. In addition, after the satisfaction of all liabilities for benefits to which Participants and other persons may be entitled under the Plan, and satisfaction of all liabilities for expenses under by the Plan, in the event there are remaining plan assets, upon termination of the Plan, such excess assets shall revert to the Employers. The Plan Administrator will determine on the basis of actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA, or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section will be applicable to the Participants affected by that partial termination.

10.05 Limitation Concerning Highly-Compensated Employees and Highly-Compensated Former Employees

(a) The provisions of this Section shall apply (i) in the event the Plan is terminated, to any Participant who is a highly-compensated employee or highly-compensated former employee (as those terms are defined in Code Section 414(q)) of the Company or an Affiliate and (ii) in any other event, to any Participant who is one of the 25 highly-compensated employees or highly-compensated former employees of the Company or Affiliate with the greatest compensation in any Plan Year. The amount of the annual payments to any one of the Participants to whom this Section applies will not be greater than an amount equal to the annual payments that would be made on behalf of the Participant during the year under a single life annuity that is the Actuarial Equivalent of the sum of the Participant’s accrued benefit and the Participant’s other benefits under the Plan.

(b) If, (i) after payment of Pension Allowance or other benefits to any one of the Participants to whom this Section applies, the value of Plan assets equals or exceeds 110% of the value of current liabilities (as that term is defined in Code Section 412(l)(7)) of the Plan, (ii) the value of the accrued benefit and other benefits of any one of the Participants to whom this Section applies is less than 1% of the value of current liabilities of the Plan, or (iii) the value of the benefits payable to a Participant to whom this Section applies does not exceed the amount described in Code Section 411(a)(11)(A), the provisions of paragraph (a) above will not be applicable to the payment of benefits to such Participant.

(c) If any Participant to whom this Section applies elects to receive a lump sum payment in lieu of his or her Pension Allowance and the provisions of paragraph (b) above are not met with respect to such Participant, the Participant will be entitled to receive his or her benefit in full provided he or she agrees to repay to the Plan any portion of the lump sum payment which would be restricted by operation of the provisions of paragraph (a), and shall provide adequate security to guarantee that repayment.

(d) Notwithstanding paragraph (a) of this Section, in the event the Plan is terminated, the restriction of this Section is not applicable if the benefit payable to any highly-compensated employee and any highly-compensated former employee is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

(e) If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

Article XI

Cost-Of-Living Adjustments

11.01 Eligibility-CECONY Participants

All Pension Allowances payable to CECONY Participants, other than a CECONY Local 3 Employee –1, under the Plan for the month of April in a calendar year which commenced prior to December 31 of the prior calendar year shall be eligible for an adjustment hereunder. In the case of an annuity payable to a Surviving Spouse of a retired CECONY Participant , other than a CECONY Local 3 Employee –1,, the Surviving Spouse’s annuity shall be deemed to have commenced on the date the retired CECONY Participant’s Pension Allowance commenced. No CEI Participant or the Surviving Spouse or Beneficiary of a CEI Participant is eligible for a cost-of-living adjustment to his or her Cash Balance Account Pension Allowance.

11.02 Annual Adjustment-CECONY Participants

All eligible Pension Allowances of CECONY Participants , other than a CECONY Local 3 Employee –1, being paid from time to time under the Plan shall be increased annually by the percentage determined under Section 11.03. Such adjustment shall be made for the month of April each year and for each month thereafter, until further changed or terminated in accordance with provisions of this Plan.

11.03 Percentage of Adjustment-CECONY Participants

Each annual adjustment shall equal 75% of the percentage increase, rounded to the nearest 1/10 of one percent (0.001), in the Index specified in Section 11.05 for the preceding December over the Index for the next-preceding December; provided, however, that such annual adjustment shall not:

(a) exceed 3%, or

(b) be less than 0% of the eligible Pension Allowance.

11.04 Limitation on Adjustments-CECONY Participants

No adjustment in a Pension Allowance provided under this Article XI may cause such Pension Allowance, as adjusted, to be greater than the product of (a) the amount of such Pension Allowance paid for the month of December 1986 or the later month in which the Pension Allowance commenced (“Commencement Month”), multiplied by (b) a fraction, the numerator of which shall be the Index for the December immediately preceding the month of April in which the adjustment is to be made, and the denominator of which shall be the Index for the December immediately preceding the Commencement Month. Any increase pursuant to this Article XI shall be reduced to the extent required to satisfy the limitation set forth in this Section 11.04.

11.05 Index-CECONY Participants

The Index to be used for purposes of this Article XI shall be the Consumer Price Index, All Urban Consumers – US City Average (“CPI-U”), as published by the United States Department of Labor. If at any time such Index is revised or discontinued, or if the Named Fiduciaries determine that a different index, device, or other form of measurement more accurately measures the impact of inflation on the purchasing power of retirees, the Named Fiduciaries may substitute such other index, device, or other form of measurement as they, in their discretion, determine to be appropriate.

11.06 Eligibility and Adjustment-O&R Participants

Beginning as of July 1 of the year for which the cumulative percentage change in the CPI-U, defined below, exceeds 20%, but not earlier than July 1, 1993, and as of each July 1 thereafter, the monthly Pension Allowance then being received by a retired O&R Participant, or a vested O&R Participant whose employment terminates after January 1, 1993, shall be increased by a pension benefit adjustment (“PBA”), not less than zero, determined by multiplying:

(a) the gross monthly Pension Allowance as of the Annuity Starting Date, or as of June 1, 1993 for a retired O&R Participant whose Annuity Starting Date occurred prior to January 1, 1989, or in both cases such other gross monthly Pension Allowance, then being paid to the extent it is not a PBA under this Section 11.06, by

(b) a percentage (rounded to the nearest 100th of a percent) equal to 75% of the “cumulative percentage change” in the CPI-U for the year in excess of 20%, but not more than the applicable “cumulative maximum percentage,” as defined below.

(c) an O&R Hourly Employee –1 is not be entitled to a pension benefit adjustment. His or her Pension Allowance will be calculated and accrued without a pension benefit adjustment (cost-of-living-adjustment). The pension benefit adjustment also will not apply to the Eligible Spouse, Contingent Annuitant or Alternate Payee of an O&R Hourly Employee –1.

11.07 Eligible Spouse or Contingent Annuitant of O&R Participant

The monthly Pension Allowance being received by a Surviving Spouse, including a former spouse treated as the spouse under a QDRO, unless the QDRO provides otherwise, or a contingent annuitant under a joint and survivor annuity or contingent annuitant option with respect to a retired O&R Participant or vested O&R Participant whose employment terminates on or after January 1, 1993, shall be increased by a PBA, not less than zero, on July 1 of each year, beginning:

(a) as of the July 1 coincident with or next following the spouse’s or contingent annuitant’s Annuity Starting Date if the retired O&R Participant or vested O&R Participant had previously received one or more PBAs under Section 11.06 above, or

(b) as of the July 1, on or after July 1, 1993, of the year for which the “cumulative percentage change in the CPI-U” first exceeds 20%.

11.08 Pension Benefit Adjustment Amount for Spouse or Contingent Annuitant of O&R Participant

(a) The PBA for the spouse or contingent annuitant shall be calculated by multiplying the percentage in Section 11.06(ii) above, determined using the deceased Participant’s Annuity Starting Date, by the spouse’s or contingent annuitant’s gross monthly Pension Allowance as of the spouse’s or contingent annuitant’s Annuity Starting Date, or as of June 1, 1993 for a spouse or contingent annuitant whose Annuity Starting Date occurred prior to January 1, 1989, excluding any portion of such Pension Allowance which represents PBAs to the retired Participant’s or vested Participant’s Pension Allowance pursuant to Section 11.06 above.

(b) The monthly O&R Surviving Spouse’s Pension Allowance, or O&R Spouse’s Death Benefit Allowance with respect to a vested O&R Participant whose employment terminates after January 1, 1993, then being received by a spouse, including a former spouse treated as the spouse under a QDRO unless the QDRO provides otherwise, shall be increased by a PBA, not less than zero, on July 1 of the year for which the “cumulative percentage change in the CPI-U” exceeds 20%, but not earlier than July 1, 1993, and as of each July 1 thereafter. The PBA shall be calculated by multiplying the percentage in Section 11.06(ii) above, determined using the spouse’s Annuity Starting Date, by the spouse’s gross monthly Pension Allowance, as of the spouse’s Annuity Starting Date, or June 1, 1993 for a spouse whose Annuity Starting Date occurred prior to January 1, 1989.

11.09 Pension Benefit Adjustment for Alternate Payee of an O&R Participant

(a) The monthly Pension Allowance then being received by an alternate payee, within the meaning of ERISA Section 206(d) and Code Section 414(p), under a QDRO who does not otherwise share in an increase by reason of Section 11.06, Section 11.07 or Section 11.08 above, and is not subject to the exception in the last sentence hereof, shall be increased by a PBA, not less than zero, on each July 1 beginning

(1)	as of the July 1 coincident with or next following the alternate payee’s Annuity Starting Date if the QDRO is effective after the O&R Participant’s Annuity Starting Date and the O&R Participant had previously received one or more PBAs under Section 11.06 above, or

(2)	as of the first July 1, on or after July 1, 1993, of the year for which the “cumulative percentage change in the CPI-U” first exceeds 20%.

(b) The PBA shall be calculated by multiplying the percentage in Section 11.06(ii) above, determined using the alternate payee’s Annuity Starting Date if the QDRO is effective on or before the O&R Participant’s Annuity Starting Date and using the O&R Participant’s Annuity Starting Date if the QDRO is effective after the O&R Participant’s Annuity Starting Date, by the alternate payee’s gross monthly Pension Allowance as of the alternate payee’s Annuity Starting Date, or as of June 1, 1993 for an alternate payee whose Annuity Starting Date occurred prior to January 1, 1989, excluding any portion of such Pension Allowance which represents PBAs to the O&R Participant’s Pension Allowance pursuant to Section 11.06 above. This paragraph shall not apply if the QDRO states that the PBA shall not apply and further shall not apply in any event to any Pension Allowance paid with respect to a Vested O&R Participant whose employment terminated prior to January 1, 1993. For purposes of applying the provisions of Section 5.02(c)(3) and (4) which provide for the monthly Pension Allowance of a retired O&R Participant or vested O&R Participant to be increased after the death of the contingent annuitant, such increase, if made on a date other than a July 1, shall include the PBA which would have applied under paragraph (a) above if the retired O&R Participant or vested O&R Participant had been receiving the Pension Allowance as a single life annuity as of the immediately preceding July 1. A retired O&R Participant (including a O&R Participant who remains in service but has commenced his or her Allowance because of attainment of age 70-1/2) or a vested O&R Participant will be considered, for purposes of this Section only, to have multiple Annuity Starting Dates if the Pension Allowance as of the Annuity Starting Date is adjusted thereafter as a result of future Annual Compensation and Accredited Service. The initial Annuity Starting Date, which is the date as of which a Pension Allowance first begins to the retired or vested O&R Participant from the Plan, applies to the portion of the Pension Allowance attributable to

Annual Compensation and Accredited Service prior to such initial Annuity Starting Date. Thereafter, each subsequent date as of which an Pension Allowance is adjusted after the initial Annuity Starting Date by reason of Annual Compensation or Accredited Service thereafter shall be considered, for purposes of this Section only, as the Annuity Starting Date with respect to the portion of the Pension Allowance attributable to Annual Compensation and Accredited Service since the previous Annuity Starting Date.

(c) The terms specified below which are used in Sections 11.06, 11.07, 11.08 and 11.09 shall have the meanings set forth below, unless the context clearly dictates another meaning.

(1)	CPI-U means the annual average figure under the Consumer Price Index for All Urban Consumers, U.S. City Average of All Items (1982-1984=100), or its successor, as published by the United States Bureau of Labor Statistics.

(2)	Cumulative Percentage Change in the CPI-U for a year is calculated by dividing the difference between the CPI-U for the prior year and the CPI-U for the year prior to the year in which the applicable Annuity Starting Date occurred by the CPI-U for the year prior to the year in which the Annuity Starting Date occurred, and rounding to the nearest 100th of a percent (e.g., for purposes of determining the cumulative percentage change in the CPI-U for 1993 for a retired O&R Participant whose Annuity Starting Date occurred in 1990, subtract the CPI-U for 1989 from the CPI-U for 1992, then divide the result by the CPI-U for 1989 and round to the nearest 100th of a percent). Notwithstanding any provisions of Sections 11.06, 11.07, 11.08 and 11.09 to the contrary, in all cases when the Annuity Starting Date occurred before January 1, 1989, the cumulative percentage change in the CPI-U for a year shall be calculated by dividing the difference between the CPI-U for the prior year and the CPI-U for 1991 by the CPI-U for 1991, rounding to the nearest 100th of a percent, and adding 20%.

(3)	Cumulative Maximum Percentage. For purposes of Section 11.06, Section 11.08 and, Section 11.07, if the O&R Participant had not previously received any PBA under Section 11.06, and Section 11.09, if the alternate payee’s Annuity Starting Date is used to determine the PBA, cumulative maximum percentage is 3% for the first year in which a PBA is made and for each succeeding year is 3% plus 103% of the prior year’s cumulative maximum percentage, rounded to the nearest 100th of a percent (e.g., 3% for the first year, 6.09% for the second year, 9.27% for the third year). For purposes of Section 11.06, if the O&R Participant had previously received a PBA under Section 11.06, and Section 11.09, if the Member’s Annuity Starting Date is used to determine the PBA, the maximum for the first year is 3% plus 103% of the prior year’s cumulative maximum percentage applicable to the Participant, rounded to the nearest 100th of a percent, and for each succeeding year is 3% plus 103% of the prior year’s cumulative maximum percentage, rounded to the nearest 100th of a percent.

(d) Appendix L attached hereto contains sample illustrations which are intended solely to aid in the interpretation and application of the provisions of Sections 11.06, 11.07, 11.08 and 11.09.

Article XII

401(h) Account

12.01 Establishment

Effective January 1, 1986, a “401(h) Account” was established in the CECONY Management Plan and the CECONY Weekly Plan in order to fund post-retirement medical benefits to CECONY Management Participants and CECONY Weekly Participants who meet certain criteria (and the spouses/dependents of such CECONY Participants) and who retire under the terms of this Plan, pursuant to the Retiree Health Plan. The provisions of the Retiree Health Plan previously were set forth in the CECONY Management Plan and the CECONY Weekly Plan. Effective January 1, 2001, the provisions of the Retiree Health Plan are set forth in a separate document. CECONY Participants who are or were in any prior Plan Year “key employees” (as that term is defined in Code Section 416(i)), their spouses and dependents shall not be eligible for the payment of any Retiree Health Plan benefits from the 401(h) Account.

12.02 Terms and Conditions

Effective January 1, 2001, a “401(h) Account” is established under this Plan, and the Retiree Health Plan is maintained by CECONY to provide post-retirement medical, hospital, vision care, and prescription drug benefits to certain retired CECONY Management Participants, CECONY Weekly Participants and CEI Participants who retire from CECONY (and the spouses/dependents of such Participants).

12.03 Contributions

The 401(h) Account shall be funded by the contributions of CECONY, in its sole discretion, which shall be deposited with the Trustee. Any and all contributions made by CECONY to the 401(h) Account will be reasonable and ascertainable. Contributions to the 401(h) Account must not exceed, in the aggregate, 25% of the total annual contributions made to the Retirement Plan.

CECONY may also require that Participants make contributions to the Retiree Health Plan and CECONY shall determine whether such contributions shall be deposited in the 401(h) Account or any other funding vehicle which CECONY may sponsor to fund benefits provided by the Retiree Health Plan. All such contributions to the 401(h) Account may be commingled with Plan assets for investment and custody purposes, but all contributions to the 401(h) Account and earnings thereon, if any, together with all disbursements from the 401(h) Account, shall be recorded and accounted for in one or more separate accounts relating solely to the Retiree Health Plan. If CECONY makes a contribution to the trust fund which includes amounts allocable both to the Plan and to the 401(h) Account, CECONY shall clearly specify the portion of such contribution allocable to the Plan and the portion allocable to the 401(h) Account. In the event that a Participant’s interest in the 401(h) Account is forfeited prior to termination of the Plan, an amount equal to the amount of the forfeiture shall be applied as soon as possible to reduce any contributions by CECONY to the 401(h) Account.

12.04 Use of Assets

Assets in this 401(h) Account shall be used solely for the purpose of providing retiree health benefits, in accordance with Section 12.06, for those individuals who are determined to be entitled thereto in accordance with the terms of the Retiree Health Plan and to pay any necessary or appropriate expenses attributable to the administration of the 401(h) Account. The benefits provided by the 401(h) Account shall be subordinate to the pension benefits provided by the Plan. No part of the corpus or income of the 401(h) Account shall be used for, or diverted to, any purposes other than the provision of health coverage at any time prior to the satisfaction of all liabilities for health coverage hereunder. Upon the satisfaction of all liabilities incurred pursuant to the Retiree Health Plan, any amount which may remain in the 401(h) Account shall be returned to CECONY by the Trustee.

12.05 Modification, Amendment, and Termination

CECONY reserves the right to modify, amend, or terminate the Retiree Health Plan at any time. The establishment and operation of the 401(h) Account does not obligate CECONY in any way to continue to maintain any health care plans of any nature or to provide post-retirement health care coverage of any kind. In the event that CECONY terminates health coverage for retirees, this Plan shall have no liability to provide further health coverage for current or future retirees, for purposes of determining the amount to be returned to CECONY under Section 12.04. No amendment, modification, or termination of the Retiree Health Plan, nor change in CECONY contributions thereunder, shall retroactively, adversely affect any Participant’s benefit under the Retiree Health Plan.

12.06 Allocation of Responsibility for Payment

Benefits under the Retiree Health Plan are provided through the 401(h) Account, through other funding mechanisms, and through contributions by covered retirees and Surviving Spouses. The amount payable from the 401(h) Account shall be determined in accordance with the provisions of Appendix E, as in effect from time to time.

Article XIII

Return of Contributions to an O&R Participant

13.01 Vested O&R Participant

An O&R Participant who is entitled to a vested Pension Allowance, upon ceasing to be employed by the Company or an Affiliate for any cause other than death, Approved Leave of Absence, or retirement, may elect to receive in one sum within six months thereafter the amount of his or her Accumulated Contributions, if any, at the time he or she ceased to be so employed. If the present value of his or her Accumulated Contributions exceeds $5,000 or beginning for distributions after March 28, 2005, $1,000, the O&R Participant must consent and if married, his or her spouse must provide Spousal Consent to a distribution. The consent and Spousal Consent must apply to the form and the timing of the distribution.

13.02 An O&R Participant Not Vested

An O&R Participant who is not entitled to a Pension Allowance shall, upon ceasing to be employed by the Company or an Affiliate for any cause other than death, Approved Leave of Absence, or retirement under the Plan, be paid his or her Accumulated Contributions, if any, within six months after the date he or she ceases to be so employed. If the present value of his or her Accumulated Contributions exceeds $5,000 or beginning for distributions after March 28, 2005, $1,000, the O&R Participant must consent and if married, his or her spouse must provide Spousal Consent to a distribution. The consent and Spousal Consent must apply to the form and the timing of the distribution.

13.03 Death of O&R Participant

Upon receipt of proof, satisfactory to the Plan Administrator, of the death of an O&R Participant prior to his or her Annuity Starting Date, provided no other benefit is payable on his or her account, the amount of his or her Accumulated Contributions at the time of his or her death shall be payable in one sum to his or her designated beneficiary, if living, otherwise to such Participant’s legal representatives.

13.04 Cessation of Pension Allowance

Upon the cessation of payments of the Pension Allowance or other benefit payable to or on account of an O&R Participant or the Surviving Spouse of an O&R Participant, the excess, if any, of an O&R Participant’s Accumulated Contributions at retirement or prior to death over the total benefit payments made to him or her or on his or her account shall be paid in one sum to the O&R Participant’s beneficiary, if living, otherwise to the legal representatives of the person last in receipt of such Pension Allowance or other benefit.

Article XIV

Domestic Partner Benefits

14.01 Domestic Partner Benefits: In General

(a) Effective January 1, 2008, Participants may elect one or both Pre- retirement Domestic Partner Survivor Benefit Coverage or Post-retirement Domestic Partner Survivor Benefit Coverage (in the aggregate, “Spousal Benefit Survivor Coverage).

(b) In order to elect Domestic Partner Survivor Benefit Coverage, the Participant and his or her Domestic Partner must register their domestic partnership on a form provided and approved by the Plan Administrator. The requirements are subject to change from time to time by the Plan Administrator. Changes will be applied prospectively.

14.02 Pre–Retirement Domestic Partner Survivor Annuity Coverage

(a) The Pre-retirement Domestic Partner Survivor Annuity is payable as a 50% survivor annuity to the Surviving Domestic Partner. The survivor annuity will equal 50% of what the Participant would have received had he or she retired rather than died on his or her date of death and began receiving his or her Pension Allowance on the first day of the month following his or her death. In determining what the Participant would have received had he or she retired rather than died, a reduction occurs to the Pension Allowance to take into account the Pre-retirement Domestic Partner Survivor Annuity coverage.

(b) This provision applies if the Participant elected a Pre-retirement Domestic Partner Survivor Annuity and had less than 75 points on the first day of the month immediately preceding the month in which he or she dies. If so, his or her Surviving Domestic Partner may elect, instead of the 50% survivor annuity, to take his or her Pre-retirement Domestic Partner Survivor Annuity in a lump sum payment.

(c) If the Participant elects a Pre-retirement Domestic Partner Survivor Annuity, his or her accrued Pension Allowance is reduced to pay for the survivor benefit coverage. If the Participant dies before his or her Pension Allowance commences, the reduction occurs at the time the Pension Allowance is paid to the Surviving Domestic Partner as a Pre-retirement Domestic Partner Survivor Annuity.

(d) If the Participant survives until the date his or her pension allowance commences, his or her Pension Allowance will be reduced to pay for the survivor benefit coverage.

(e) When making an election for the Pre-retirement Domestic Partner Survivor Annuity, the Participant and his or her Domestic Partner must consent to and acknowledge that the Participant’s Pension Allowance will be reduced.

14.03 Post- retirement Domestic Partner Survivor Benefit Coverage

(a) A Participant may elect a Post-retirement Domestic Partner Survivor Benefit. The Post –retirement Domestic Partner Survivor Benefit requires a reduction to the Participant’s Pension Allowance.

(b) The Post–retirement Domestic Partner Survivor Benefit is payable as a 50% joint and survivor annuity. The Domestic Partner is the contingent annuitant who, if the Participant predeceases the Domestic Partner, will receive a single life annuity payable monthly. The single life annuity is equal to 50% of what the Participant was receiving as of the date of his or her death.

(c) The Participant may elect an optional form of benefit for his or her Post–retirement Domestic Partner Survivor Benefit. She or he may elect a 12 year certain and life annuity, a 100% joint and survivor benefit without a pop-up, a 100% joint and survivor annuity with a pop-up, a 75% joint and survivor benefit without a pop-up and a 75% joint and survivor benefit with a pop-up. In each case, his or her Domestic Partner will be named as the annuitant.

(d) When making an election for the Post-retirement Domestic Partner Survivor Annuity, the Participant and his or her Domestic Partner must consent to and acknowledge that the Participant’s Pension Allowance will be reduced.

14.04 Termination of Domestic Partnership

(a) The Participant will notify, in writing, the Plan Administrator within 60 days of the earliest of (a) the death of the Participant’s Domestic Partner or (b) the date on which any of the criteria of a Domestic Partner relationship is no longer met. The effective date of the end of the Domestic Partner relationship is the earliest of: (a) the death of my Domestic Partner or (b) the date on which the Participant files a Statement of Disenrollment, Death or Termination of Domestic Partner with the Company’s Plan Administrator or designated representative.

(b) Once a Participant elects a Pre-retirement Domestic Partner Survivor Annuity, it remains in effect until the Participant notifies the Plan Administrator of the death of his or her Domestic Partner or the termination of the relationship.

(c) If a Participant files a written notice of the death of his or her Domestic Partner or the termination of the relationship, she or he must wait 6 months following such notice to name another Domestic Partner. The 6 month waiting period is waived if the Participant provided notice of termination of the relationship and then wants to name the same person again as his or her Domestic Partner.

THE

CONSOLIDATED

EDISON

RETIREMENT PLAN

Part II (a)

Subject to the Following Amendments and Clarifications:

• Clarified on May 2, 2002;

• Amended December 13, 2001;

• Amended April 2003 In Accordance with

IRS Issuance of Favorable Determination Letter;

• Amended August 2004 for 2004 Agreement Between

Local Union 503 of the International Brotherhood of

Electrical Workers, AFL0-CIO and O&R;

• Amended August 2004 for 0&R Management

Employees Changes Concurrent with O&R Hourly Employees;

• Amended August 2004 for the 2004-2008 Collective

Bargaining Agreement Between Consolidated Edison

Company of New York, Inc and Local 1-2 of the

Utility Workers Union of America, AFL-CIO;

• Amended July 2004 for Updated Factors for 0&R Optional Forms;

• Amended and Restated November 2004 for

Miscellaneous Changes;

• Amended September 2005 for the 2005-2009

Collective Bargaining Contract Between

Consolidated Edison Company of New York, Inc. and

Local Union No. 3 of the International Brotherhood of

Electrical Workers, AFL-CIO;

• Amended November 2008 In Accordance with the

September 23, 2008 IRS Favorable Determination Letter;

• Amended December 2008 For Domestic Partner

Benefits, Accelerated Vesting for Cash Balance

and 75% QJSA Option;

• Amended December 2008 for the 2008-2012 Collective

Bargaining Contract Between Consolidated Edison

Company of New York, Inc. and Local 1-2 of the

Utility Workers Union of America, AFL-CIO; and

• Amended December 2008 for a Special Pension

Accrual for CECONY Management Employees.

Restated as of January 31, 2007 in Accordance with

Revenue Procedure 2005-66 and Notice 2005-101.

The Restatement Reflects Changes Under EGTRRA,

With technical corrections made by the

Job Creation and Worker Assistance Act of 2002 (JCWAA),

the Pension Funding Equity Act of 2004 (PFEA), and

the American Jobs Creation Act of 2004 (AJCA)

APPENDICES

TABLE OF CONTENT

		Name of Appendix	Page
Appendix A	-	Actuarial Factors
Subappendix A –1		Actuarial Factors for CECONY Participants
Subappendix A –2		Actuarial Factors for O&R Participants
Subappendix A –3		Actuarial Factors for CEI Participants
Suappendix A -4		Actuarial Factors for Domestic Partner Benefits

Appendix B	-	Employers	B-1

Appendix C	-	Provisions Applicable to O&R Participants Transferred to or Hired by CECONY or a CEI Affiliate	C-1 to C-4

Appendix D	-	Provisions Applicable to Participants Employed at Facilities Purchased From Western Massachusetts Electric Company	D-1 to D-2

Appendix E	-	Determination of Amounts Payable from 401(h) Account	E-1 to E-2

Appendix F		Normal Retirement Benefit Formulas	F-

Appendix G	-	Special Pension Adjustment	G

Appendix H	-	Provisions Applicable to CECONY Participants at Fossil-Fueled Divested Operations	H-1 to H-2

Appendix I	-	Provisions Applicable to O&R Participants under O&R’s Pension Protection Program	I-1 to I-9

Attachments to I		Summary of Pension Allowances to be Provided by O&R to Employees Affected By the Southern Energy Divestiture	I-10 to I-14

Appendix J	-	Provisions Applicable to Affected Indian Point (IP) Employees	J-1 to J-2

		Name of Appendix	Page

Appendix K	-	Provision Applicable to Voluntary Retirement Incentive – Support Organizations Program	K-1 to K-7

Appendix L	-	Sample Illustrations of O&R PBA	L-1 to L-3

Appendix M	-	Provisions Applicable to Participants Employed at the Lakewood Plant	M-1

APPENDICES

APPENDIX A

Actuarial Factors

Sub appendix A –1 CECONY Participants

Subappendix A.1 Actuarial Factors Applicable to CECONY Participants

Tables A to G provide the actuarial factors that are applied for calculating and computing Pension Allowances for CECONY Management Participants and CECONY Weekly Participants, and, when applicable, to CECONY Weekly Employees –1.

Tables I to L provide the actuarial factors that are applied for calculating and computing Pension Allowances for CECONY Weekly Participants –1.

Tables A-G Apply to

CECONY Management Participants, CECONY Weekly Participants

And, When Explicitly Indicated, CECONY Weekly Participants –1

Table	Table	Page
A	Early Retirement Discount Factors: All CECONY Participants whether married or single other than CECONY Local 3 Employees –1	A- 3

B

Conversion from Single Life to Twelve Year Certain and Life Annuity Conversion Factors

All single (unmarried) CECONY Participants and all married CECONY Weekly Participants –1 who choose to waive the spousal death benefit and elect a non spouse beneficiary

A- 5

C	Conversion From 50% Joint & Survivor to Twelve Year Certain With 50% Joint & Survivor Not Applicable to CECONY Weekly Participants –1	A-6 to A-15

D	Early Retirement Factors – Excess Formula Applicable only to CECONY Management Participants	A-16

E	Conversion From 50% Joint & Survivor to 100% Joint & Survivor Not Applicable to CECONY Weekly Participants –1	A-17 to A-20

F	Conversion From 50% Joint & Survivor to 100% Joint & Survivor With Pop-Up Not Applicable to CECONY Weekly Participants –1	A-21 to A-24

G	Factor for Level Income All CECONY Participants whose Distributions Begin Before January 1, 2005.	A-25 to A-28

1

Tables I to L Apply to Only to

CECONY Weekly Participants –1

I	Conversion From Single Life to Twelve Year Certain with 50% Joint & Survivor without Pop-Up

J	Conversion from Single Life to 100% Joint and Survivor without Pop-Up

K	Conversion from Single Life to 100% Joint and Survivor with Pop –Up

L	Conversion from Single Life to 50% Joint and Survivor without Pop-Up

Sub appendix A –2 O&R Participants

Subappendix A.2 Actuarial Factors Applicable to O&R Participants

Tables A to F provide the actuarial factors that are applied for calculating and computing Pension Allowances for O&R Management Participants and O&R Hourly Participants who begin the distribution of their Pension Allowance before July 1, 2004

Tables G to L provide the actuarial factors that are applied for calculating and computing Pension Allowances for O&R Management Participants and O&R Hourly Participants who begin their distribution of their Pension Allowance after July 1, 2004.

Tables A to F apply to

O&R Participants who begin distribution on or before July 1, 2004

Table	Title	Page

A	Joint and 100% Survivor Option Factors without Pop-Up	A–29 to A-30

B	Joint and 50% Survivor Option Factors without Pop-Up	A-31 to A-32

C	Joint and 100% Survivor Option with Pop-Up Factors	A-33 to A-34

D	Joint and 50% Survivor Option With Pop-Up Factors	A-35 to A-36

E	Reduction Factors For Vested Participant Spouse’s Allowance Coverage	A-37

F	Interest Rates and Mortality Tables	A-38

2

Tables G to L apply to

O&R Participants who begin distribution on and after July 1, 2004

Table	Title	Page
G	Joint and 100% Survivor Option Factors without Pop-Up	A–29 to A-30

H	Joint and 50% Survivor Option Factors without Pop-Up	A-31 to A-32

I	Joint and 100% Survivor Option with Pop-Up Factors	A-33 to A-34

J	Joint and 50% Survivor Option With Pop-Up Factors	A-35 to A-36

K	Reduction Factors For Vested Participant Spouse’s Allowance Coverage	A-37

L	Interest Rates and Mortality Tables	A-38

Sub appendix A –3 CEI Participants

Subappendix A.3 Actuarial Factors Applicable to CEI Participants

Tables A to E provide the actuarial factors that are applied for calculating and computing Pension Allowances for CEI Participants.

Table	Title	Page
A	Twelve Year Certain and Life Annuity Conversion Factors	A-89

B	100% Joint and Survivor Annuity, without Pop-Up, Conversion Factors	A-90 to A-95

C	100% Joint and Survivor Annuity with Pop-Up Conversion Factors	A-96 – A-91

D	50% Joint and Survivor Annuity without Pop-Up Conversion Factors	A-92 –A-108

Sub appendix A –4 Domestic Partner Benefits

Subappendix A.4 Actuarial Factors Applicable to Domestic Partner Benefits

This subappendix applies to Domestic Partner benefits including a pre –retirement domestic partner survivor annuity and a post-retirement domestic partner survivor annuity benefit.

3

Sub appendix A.1

Table A –

Early Retirement Discount Factors

To be applied to a CECONY Participant with 75 points

Applied To The Participant’s Accrued Pension For Retirements Prior To

Attainment Of A CECONY Participant’s Sixtieth Birthday And The Actual Date Of

Retirement Table Does Not Apply to “55 + 30”Participant; or “59 + 30”CECONY Local 3 Employee –1

Participant

(Also Applied In Calculation Of Surviving Spouse Benefit)

Months Prior age 60	Age	Discount Factor
1		0.99875
2		0.99750
3		0.99625
4		0.99500
5		0.99375
6		0.99250
7		0.99125
8		0.99000
9		0.98875
10		0.98750
11		0.98625
12	(59)	0.98500
13		0.98375
14		0.98250
15		0.98125
16		0.98000
17		0.97875
18		0.97750
19		0.97625
20		0.97500
21		0.97375
22		0.97250
23		0.97125
24	(58)	0.97000
25		0.96875
26		0.96750
27		0.96625
28		0.96500
29		0.96375
30		0.96250
31		0.96125
32		0.96000
33		0.95875
34		0.95750
35		0.95625
36	(57)	0.95500
37		0.95375
38		0.95250
39		0.95125
40		0.95000
41		0.94875
42		0.94750
43		0.94625
44		0.94500
45		0.94375
46		0.94250
47		0.94125
48	(56)	0.94000
49		0.93875
50		0.93750
51		0.93625
52		0.93500
53		0.93375
54		0.93250
55		0.93125
56		0.93000
57		0.92875
58		0.92750
59		0.92625
60	(55)	0.92500
61		0.57700
62		0.57400
63		0.57100
64		0.56800
65		0.56500
66		0.56200
67		0.55900
68		0.55600
69		0.55300
70		0.55000
71		0.54700
72	(54)	0.54400
73		0.54100
74		0.53800
75		0.53500
76		0.53200
77		0.52900
78		0.52600
79		0.52300
80		0.52000
81		0.51700
82		0.51400
83		0.51100
84	(53)	0.50800
85		0.50500
86		0.50200
87		0.49900
88		0.49600
89		0.49300
90		0.49000
91		0.48700
92		0.48400
93		0.48100
94		0.47800
95		0.47500
96	(52)	0.47200
97		0.46900
98		0.46600
99		0.46300
100		0.46000
101		0.45700
102		0.45400
103		0.45100
104		0.44800
105		0.44500
106		0.44200
107		0.43900
108	(51)	0.43600
109		0.43400
110		0.43200
111		0.43000
112		0.42800
113		0.42600
114		0.42400
115		0.42200
116		0.42000
117		0.41800
118		0.41600
119		0.41400
120	(50)	0.41200
121		0.41000
122		0.40800
123		0.40600
124		0.40400
125		0.40200
126		0.40000
127		0.39800
128		0.39600
129		0.39400
130		0.39200
131		0.39000
132	(49)	0.38800
133		0.38600
134		0.38400
135		0.38200
136		0.38000
137		0.37800
138		0.37600
139		0.37400
140		0.37200
141		0.37000
142		0.36800
143		0.36600
144	(48)	0.36400
145		0.36200
146		0.36000
147		0.35800
148		0.35600
149		0.35400
150		0.35200
151		0.35000
152		0.34800
153		0.34600
154		0.34400
155		0.34200
156	(47)	0.34000
157		0.33800
158		0.33600
159		0.33400
160		0.33200
161		0.33000
162		0.32800
163		0.32600
164		0.32400
165		0.32200
166		0.32000
167		0.31800
168	(46)	0.31600
169		0.31400
170		0.31200
171		0.31000
172		0.30800
173		0.30600
174		0.30400
175		0.30200
176		0.30000
177		0.29800
178		0.29600
179		0.29400
180	(45)	0.29200

Exact ages shown in parenthesis

4

Sub appendix A. 1

TABLE B –

Conversion from Single Life to Twelve Year Certain

And Life Annuity Conversion Factors

Applies to all single CECONY Participants and

All married CECONY Weekly Participants – 1 who choose this option

Age	Factor
45	0.9948
46	0.9942
47	0.9935
48	0.9927
49	0.9919
50	0.9911
51	0.9901
52	0.9891
53	0.9880
54	0.9868
55	0.9854
56	0.9838
57	0.9820
58	0.9800
59	0.9776
60	0.9748
61	0.9716
62	0.9679
63	0.9637
64	0.9589
65	0.9535
66	0.9474
67	0.9405
68	0.9329
69	0.9243
70	0.9148
71	0.9042
72	0.8925
73	0.8796
74	0.8654
75	0.8499

Basis:	GATT GAM(1983 GAM with Margins Weighted 50% male and 50% female) 7.50%
Effective Date:	January 1, 1995

5

Sub appendix A. 1

TABLE C

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

Beneficiary’s Age At Pensioner’s Retirement	PENSIONER WHOSE RETIREMENT AGE IS:																Beneficiary’s Age At Pensioner’s Retirement
	20	21	22	23	24	25	26	27	28	29	30	31	32	33	34	35
20	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	20
21	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	21
22	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	22
23	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	23
24	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	24
25	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	25
26	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	26
27	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	27
28	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	28
29	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	29
30	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	30
31	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	31
32	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	32
33	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	33
34	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	34
35	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	35
36	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	36
37	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	37
38	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	38
39	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	39
40	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	40
41	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	12
42	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	42
43	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	43
44	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	44
45	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	45
46	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	46
47	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	47
48	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	48
49	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	49
50	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	50
51	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	51
52	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	52
53	*	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	53
54	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	54

	20	21	22	23	24	25	26	27	28	29	30	31	32	33	34	35

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%

PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

6

Sub appendix A. 1

TABLE C

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

Beneficiary’s Age At Pensioner’s Retirement	PENSIONER WHOSE RETIREMENT AGE IS:																Beneficiary’s Age At Pensioner’s Retirement
	20	21	22	23	24	25	26	27	28	29	30	31	32	33	34	35
55	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	55
56	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	56
57	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	57
58	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	58
59	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	59
60	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	60
61	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	61
62	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	62
63	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	63
64	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	64
65	*	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	65
66	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	66
67	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	67
68	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	68
69	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	69
70	*	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	70
71	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	71
72	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	72
73	*	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	73
75	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	75
76	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	76
77	*	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	77
78	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	78
79	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	79
80	*	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	80
81	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	81
82	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	82
83	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	83
84	*	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	84
85	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	85
86	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	86
87	*	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	87
88	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	88
89	*	*	*	*	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	.999	89

	20	21	22	23	24	25	26	27	28	29	30	31	32	33	34	35

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%

PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

7

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50
20.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	20
21.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	21
22.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	22
23.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	23
24.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	24
25.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	25
26.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	26
27.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	27
28.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	28
29.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	29
30.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	30
31.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	31
32.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	32
33.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	33
34.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	34
35.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	35
36.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	36
37.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	37
38.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	38
39.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	39
40.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	40
41.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	12
42.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	42
43.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	43
44.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	44
45.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	45
46.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	46
47.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	47
48.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	48
49.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.996	49
50.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.996	50
51.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	51
52.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	52
53.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	53
54.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	54

35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%

PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

8

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50
55.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	55
56.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	56
57.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	57
58.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	58
60.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	60
61.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	61
62.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	62
63.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	63
64.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	64
65.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	65
66.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.996	.996	.996	.995	66
67.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.996	.995	67
68.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	.995	68
69.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	.995	69
70.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	70
71.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	71
72.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	72
73.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	73
74.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	74
75.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.997	.996	.995	.995	.994	75
76.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.997	.996	.995	.995	.994	76
77.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.997	.996	.995	.995	.994	77
78.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.997	.996	.995	.995	.994	78
79.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.996	.996	.996	.995	.995	.994	79
80.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.995	.995	.994	.994	80
81.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.994	81
82.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.994	82
83.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.993	83
84.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.993	84
85.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.996	.995	.994	.994	.993	85
86.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.995	.995	.994	.994	.993	86
87.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.994	.993	87
88.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.993	.993	88
89.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.993	.993	89

35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50
PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%

PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

9

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
50	51	52	53	54	55	56	57	58	59	60	61	62	63	64	65
20.996	.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.983	.980	20
21.996	.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.983	.980	21
22.996	.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	22
23.996	.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	23
24.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	24
25.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	25
26.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	26
27.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	27
28.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	28
29.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	29
30.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	30
31.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	31
32.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	32
33.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	33
34.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	34
35.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	35
36.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	36
37.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	37
38.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	38
39.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	39
40.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	40
41.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	12
42.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	42
43.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.986	.984	.982	.979	43
44.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.984	.982	.979	44
45.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.984	.981	.979	45
46.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.984	.981	.979	46
47.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.983	.981	.979	47
48.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.983	.981	.979	48
49.996	.995	.995	.994	.994	.993	.992	.991	.991	.989	.988	.987	.985	.983	.981	.979	49
50.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	50
51.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	51
52.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	52
53.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.978	53
54.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	54

50	51	52	53	54	55	56	57	58	59	60	61	62	63	64	65

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%

PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

10

Sub appendix A. 1

TABLE C-

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
50	51	52	53	54	55	56	57	58	59	60	61	62	63	64	65
55.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	55
56.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.980	.978	56
57.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	.978	57
58.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	.978	58
59.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	.977	59
60.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	.977	60
61.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	.977	61
62.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.986	.984	.982	.979	.977	62
63.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.984	.981	.979	.976	63
64.995	.995	.994	.994	.993	.992	.991	.991	.989	.988	.987	.985	.983	.981	.979	.976	64
65.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.978	.976	65
66.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	.975	66
67.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.980	.978	.975	67
68.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	.978	.975	68
70.995	.994	.994	.993	.992	.992	.991	.990	.989	.987	.986	.984	.982	.979	.977	.974	70
71.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.984	.981	.979	.976	.973	71
72.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	.976	.973	72
73.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	.975	.972	73
74.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.980	.978	.975	.972	74
75.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	.977	.974	.971	75
76.994	.994	.993	.992	.992	.991	.990	.989	.987	.986	.984	.982	.979	.977	.974	.970	76
77.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.984	.981	.979	.976	.973	.970	77
78.994	.993	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	.976	.973	.969	78
79.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	.975	.972	.968	79
80.994	.993	.992	.992	.991	.990	.989	.988	.986	.984	.982	.980	.978	.975	.971	.968	80
81.994	.993	.992	.992	.991	.990	.989	.987	.986	.984	.982	.980	.977	.974	.971	.967	81
82.994	.993	.992	.991	.990	.989	.988	.987	.985	.984	.982	.979	.977	.974	.970	.966	82
83.993	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	.976	.973	.970	.966	83
84.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.979	.976	.973	.969	.965	84
85.993	.992	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	.975	.972	.968	.964	85
86.993	.992	.992	.991	.990	.989	.987	.986	.984	.982	.980	.978	.975	.972	.968	.964	86
87.993	.992	.991	.990	.990	.988	.987	.986	.984	.982	.980	.977	.974	.971	.967	.963	87
88.993	.992	.991	.990	.989	.988	.987	.985	.984	.982	.980	.977	.974	.970	.967	.962	88
89.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	.977	.973	.970	.966	.962	89

50	51	52	53	54	55	56	57	58	59	60	61	62	63	64	65

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%

PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

11

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80
20.980	.978	.975	.972	.969	.966	.962	.958	.953	.948	.942	.937	.931	.924	.918	.911	20
21.980	.978	.975	.972	.969	.966	.962	.958	.953	.948	.942	.937	.931	.924	.917	.911	21
22.980	.978	.975	.972	.969	.966	.962	.958	.953	.948	.942	.937	.930	.924	.917	.911	22
23.980	.978	.975	.972	.969	.966	.962	.957	.953	.948	.942	.937	.930	.924	.917	.910	23
24.980	.978	.975	.972	.969	.966	.962	.957	.953	.948	.942	.936	.930	.924	.917	.910	24
25.980	.978	.975	.972	.969	.966	.962	.957	.953	.948	.942	.936	.930	.924	.917	.910	25
26.980	.978	.975	.972	.969	.965	.962	.957	.953	.948	.942	.936	.930	.924	.917	.910	26
27.980	.978	.975	.972	.969	.965	.962	.957	.953	.947	.942	.936	.930	.923	.917	.910	27
28.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.942	.936	.930	.923	.917	.910	28
29.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.942	.936	.930	.923	.917	.910	29
30.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.942	.936	.930	.923	.916	.910	30
31.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.942	.936	.930	.923	.916	.909	31
32.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.941	.936	.929	.923	.916	.909	32
33.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.941	.935	.929	.923	.916	.909	33
34.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.941	.935	.929	.923	.916	.909	34
35.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.941	.935	.929	.922	.916	.908	35
36.980	.977	.975	.972	.968	.965	.961	.956	.952	.947	.941	.935	.929	.922	.915	.908	36
37.980	.977	.975	.972	.968	.965	.961	.956	.952	.946	.941	.935	.928	.922	.915	.908	37
38.980	.977	.975	.972	.968	.965	.961	.956	.951	.946	.941	.935	.928	.922	.915	.908	38
39.980	.977	.975	.972	.968	.965	.961	.956	.951	.946	.940	.934	.928	.921	.914	.907	39
40.980	.977	.974	.971	.968	.964	.960	.956	.951	.946	.940	.934	.928	.921	.914	.907	40
41.980	.977	.974	.971	.968	.964	.960	.956	.951	.946	.940	.934	.927	.921	.914	.907	12
42.980	.977	.974	.971	.968	.964	.960	.956	.951	.945	.940	.934	.927	.920	.913	.906	42
43.979	.977	.974	.971	.968	.964	.960	.955	.951	.945	.939	.933	.927	.920	.913	.906	43
44.979	.977	.974	.971	.968	.964	.960	.955	.950	.945	.939	.933	.927	.920	.913	.905	44
45.979	.977	.974	.971	.967	.964	.960	.955	.950	.945	.939	.933	.926	.919	.912	.905	45
46.979	.977	.974	.971	.967	.963	.959	.955	.950	.944	.939	.932	.926	.919	.912	.904	46
47.979	.977	.974	.971	.967	.963	.959	.955	.950	.944	.938	.932	.925	.918	.911	.904	47
48.979	.976	.974	.970	.967	.963	.959	.954	.949	.944	.938	.932	.925	.918	.911	.903	48
49.979	.976	.973	.970	.967	.963	.959	.954	.949	.943	.937	.931	.924	.917	.910	.903	49
50.979	.976	.973	.970	.967	.963	.958	.954	.949	.943	.937	.931	.924	.917	.910	.902	50
51.979	.976	.973	.970	.966	.962	.958	.953	.948	.943	.937	.930	.923	.916	.909	.901	51
52.979	.976	.973	.970	.966	.962	.958	.953	.948	.942	.936	.930	.923	.916	.908	.901	52
53.978	.976	.973	.970	.966	.962	.958	.953	.948	.942	.936	.929	.922	.915	.908	.900	53
54.978	.976	.973	.969	.966	.962	.957	.952	.947	.941	.935	.929	.922	.914	.907	.899	54

65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%

PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

12

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80
55.978	.975	.972	.969	.965	.961	.957	.952	.947	.941	.935	.928	.921	.914	.906	.898	55
56.978	.975	.972	.969	.965	.961	.957	.952	.946	.940	.934	.927	.920	.913	.905	.897	56
57.978	.975	.972	.969	.965	.961	.956	.951	.946	.940	.933	.927	.919	.912	.904	.896	57
58.978	.975	.972	.968	.965	.960	.956	.951	.945	.939	.933	.926	.919	.911	.903	.895	58
59.977	.975	.971	.968	.964	.960	.955	.950	.945	.939	.932	.925	.918	.910	.902	.894	59
60.977	.974	.971	.968	.964	.959	.955	.950	.944	.938	.931	.924	.917	.909	.901	.892	60
61.977	.974	.971	.967	.963	.959	.954	.949	.943	.937	.930	.923	.916	.908	.899	.891	61
62.977	.974	.970	.967	.963	.959	.954	.948	.943	.936	.929	.922	.914	.906	.898	.889	62
63.976	.973	.970	.966	.962	.958	.953	.948	.942	.935	.928	.921	.913	.905	.896	.888	63
64.976	.973	.970	.966	.962	.957	.952	.947	.941	.934	.927	.920	.912	.903	.895	.886	64
65.976	.973	.969	.966	.961	.957	.952	.946	.940	.933	.926	.918	.910	.902	.893	.884	65
66.975	.972	.969	.965	.961	.956	.951	.945	.939	.933	.925	.917	.909	.900	.891	.882	66
67.975	.972	.968	.964	.960	.956	.950	.944	.938	.931	.923	.915	.907	.898	.889	.879	67
68.975	.971	.968	.964	.959	.956	.949	.943	.937	.930	.922	.914	.906	.896	.887	.877	68
69.974	.971	.967	.963	.959	.954	.948	.942	.935	.928	.920	.912	.903	.894	.884	.874	69
70.974	.970	.967	.962	.958	.953	.947	.941	.934	.927	.919	.910	.901	.892	.882	.872	70
71.973	.970	.966	.962	.957	.952	.946	.940	.933	.925	.917	.908	.899	.889	.879	.869	71
72.973	.969	.965	.952	.956	.951	.945	.939	.931	.924	.915	.906	.897	.887	.876	.866	72
73.972	.969	.965	.960	.955	.950	.944	.937	.930	.922	.913	.904	.894	.884	.873	.863	73
74.972	.968	.964	.959	.954	.949	.943	.936	.928	.920	.911	.902	.892	.881	.870	.859	74
75.971	.967	.963	.958	.953	.948	.941	.934	.927	.918	.909	.899	.889	.878	.867	.856	75
76.970	.967	.962	.958	.952	.946	.940	.933	.925	.916	.907	.897	.886	.875	.864	.852	76
77.970	.966	.961	.957	.951	.945	.938	.931	.923	.916	.905	.894	.884	.872	.860	.848	77
78.969	.965	.961	.956	.950	.944	.941	.930	.921	.912	.902	.892	.881	.872	.857	.844	78
79.969	.964	.960	.955	.949	.943	.940	.928	.919	.910	.900	.889	.878	.866	.853	.841	79
80.968	.964	.959	.954	.948	.941	.934	.926	.918	.908	.898	.887	.875	.863	.850	.837	80
81.967	.963	.958	.953	.947	.940	.933	.925	.916	.906	.895	.884	.872	.860	.846	.833	81
82.966	.962	.957	.952	.948	.939	.931	.923	.914	.904	.893	.882	.869	.856	.843	.829	82
83.966	.961	.956	.951	.944	.937	.930	.921	.912	.902	.891	.879	.866	.853	.839	.825	83
84.965	.960	.955	.950	.943	.936	.928	.920	.910	.900	.888	.876	.863	.850	.836	.821	84
85.964	.960	.954	.949	.942	.935	.927	.918	.908	.898	.886	.874	.861	.847	.832	.817	85
86.964	.959	.954	.948	.941	.934	.925	.916	.906	.896	.884	.871	.858	.843	.829	.813	86
87.963	.958	.953	.947	.940	.932	.924	.915	.905	.894	.881	.869	.855	.840	.835	.810	87
88.962	.957	.952	.946	.939	.931	.923	.913	.903	.891	.879	.866	.852	.837	.822	.806	88
89.962	.957	.951	.945	.938	.930	.921	.912	.901	.889	.877	.863	.849	.834	.818	.802	89

65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%

PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

13

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
80	81	82	83	84	85	86	87	88	89	90	91	92	93	94	95
20.911	.904	.897	.889	.882	.874	.866	.859	.850	.842	.834	.826	.818	.809	.801	.793	20
21.911	.904	.896	.889	.882	.874	.866	.858	.850	.842	.834	.826	.817	.809	.801	.793	21
22.911	.904	.896	.889	.882	.874	.866	.858	.850	.842	.834	.825	.817	.809	.801	.793	22
23.910	.903	.896	.889	.881	.874	.866	.858	.850	.842	.834	.825	.817	.809	.801	.792	23
24.910	.903	.896	.889	.881	.874	.866	.858	.850	.842	.833	.825	.817	.809	.800	.792	24
25.910	.903	.896	.889	.881	.873	.866	.858	.850	.841	.833	.825	.817	.808	.800	.792	25
26.910	.903	.896	.889	.881	.873	.865	.857	.849	.841	.833	.825	.816	.808	.800	.792	26
27.910	.903	.896	.888	.881	.873	.865	.857	.849	.841	.833	.824	.816	.808	.799	.791	27
28.910	.903	.895	.888	.881	.873	.865	.857	.849	.841	.832	.824	.816	.807	.799	.791	28
29.910	.903	.895	.888	.880	.873	.865	.857	.849	.840	.832	.824	.815	.807	.799	.791	29
30.910	.902	.895	.888	.880	.872	.865	.857	.848	.840	.832	.823	.815	.807	.798	.790	30
31.909	.902	.895	.887	.880	.872	.864	.856	.848	.840	.831	.823	.815	.806	.798	.790	31
32.909	.902	.895	.887	.880	.872	.864	.856	.848	.839	.831	.823	.814	.806	.798	.789	32
33.909	.902	.894	.887	.879	.872	.864	.856	.847	.839	.831	.822	.814	.805	.797	.789	33
34.909	.902	.894	.887	.879	.871	.863	.855	.847	.839	.830	.822	.813	.805	.797	.788	34
35.908	.901	.894	.886	.879	.871	.863	.855	.847	.838	.830	.821	.813	.804	.796	.788	35
36.908	.901	.894	.886	.878	.871	.863	.854	.846	.838	.829	.821	.812	.804	.795	.787	36
37.908	.901	.893	.886	.878	.870	.862	.854	.846	.837	.829	.820	.812	.803	.795	.787	37
38.908	.900	.893	.885	.878	.870	.862	.854	.845	.837	.828	.820	.811	.803	.794	.786	38
39.907	.900	.893	.885	.877	.869	.861	.853	.845	.836	.828	.819	.810	.802	.793	.785	39
40.907	.900	.892	.885	.877	.869	.861	.852	.844	.836	.827	.818	.810	.801	.793	.784	40
41.907	.899	.892	.884	.876	.868	.860	.852	.843	.835	.826	.818	.809	.800	.792	.783	12
42.906	.899	.891	.884	.876	.868	.860	.851	.843	.834	.825	.817	.808	.800	.791	.782	42
43.906	.898	.891	.883	.875	.867	.859	.851	.842	.833	.825	.816	.807	.799	.790	.781	43
44.905	.898	.890	.882	.875	.866	.858	.850	.841	.833	.824	.815	.806	.798	.789	.780	44
45.905	.897	.890	.882	.874	.866	.857	.849	.840	.832	.823	.814	.805	.797	.788	.779	45
46.904	.897	.889	.881	.873	.865	.857	.848	.839	.831	.822	.813	.804	.795	.787	.779	46
47.904	.896	.888	.881	.872	.864	.856	.847	.839	.830	.821	.812	.803	.794	.785	.777	47
48.903	.896	.888	.880	.872	.863	.855	.846	.838	.829	.820	.811	.802	.793	.785	.775	48
49.903	.895	.887	.879	.871	.863	.854	.845	.836	.827	.818	.809	.800	.792	.783	.774	49
50.902	.894	.886	.878	.870	.862	.853	.844	.835	.826	.817	.808	.799	.790	.781	.772	50
51.901	.893	.885	.877	.869	.861	.852	.843	.834	.825	.816	.807	.798	.789	.779	.771	51
52.901	.893	.885	.876	.868	.859	.851	.842	.833	.824	.814	.805	.796	.787	.778	.769	52
53.900	.892	.884	.875	.867	.858	.850	.841	.831	.822	.813	.804	.794	.785	.776	.767	53
54.899	.891	.883	.874	.866	.857	.848	.839	.830	.821	.811	.802	.793	.783	.774	.765	54

80	81	82	83	84	85	86	87	88	89	90	91	92	93	94	95

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%

PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

14

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
80	81	82	83	84	85	86	87	88	89	90	91	92	93	94	95
55.898	.890	.882	.873	.865	.856	.847	.838	.828	.819	.810	.800	.791	.781	.772	.763	55
56.897	.889	.880	.872	.863	.854	.845	.836	.827	.817	.808	.798	.789	.779	.777	.760	56
57.896	.888	.879	.871	.862	.853	.844	.834	.825	.815	.806	.796	.786	.777	.767	.758	57
58.895	.886	.876	.869	.860	.851	.842	.833	.823	.813	.803	.794	.784	.774	.765	.755	58
59.894	.885	.876	.868	.859	.849	.840	.830	.821	.811	.801	.791	.781	.771	.762	.752	59
60.892	.884	.875	.866	.857	.847	.838	.828	.818	.808	.798	.788	.778	.768	.759	.749	60
61.891	.882	.873	.864	.855	.845	.836	.826	.815	.806	.796	.785	.775	.765	.755	.745	61
62.889	.880	.871	.862	.853	.843	.833	.823	.813	.803	.792	.782	.772	.762	.752	.742	62
63.888	.878	.869	.860	.850	.840	.830	.820	.810	.800	.789	.779	.768	.758	.748	.737	63
64.886	.876	.867	.857	.848	.838	.828	.817	.807	.796	.786	.775	.764	.754	.743	.733	64
65.884	.874	.865	.855	.845	.835	.825	.814	.803	.792	.782	.771	.760	.749	.739	.728	65
66.882	.872	.862	.852	.842	.832	.821	.810	.800	.789	.778	.767	.758	.745	.734	.723	66
67.879	.870	.860	.849	.839	.828	.818	.807	.796	.784	.773	.762	.751	.740	.729	.718	67
68.877	.867	.857	.846	.836	.825	.814	.803	.791	.780	.768	.757	.746	.734	.723	.712	68
69.874	.864	.854	.843	.832	.821	.810	.798	.787	.775	.763	.752	.740	.728	.717	.706	69
70.872	.861	.851	.840	.828	.817	.806	.794	.782	.770	.758	.746	.734	.722	.711	.699	70
71.869	.858	.847	.836	.825	.813	.801	.789	.777	.765	.752	.740	.728	.716	.704	.692	71
72.866	.855	.843	.832	.820	.808	.796	.784	.772	.759	.746	.734	.721	.709	.697	.685	72
73.863	.851	.840	.828	.816	.804	.791	.779	.766	.753	.740	.727	.714	.702	.689	.677	73
74.859	.848	.836	.824	.811	.799	.786	.773	.760	.747	.733	.720	.707	.694	.681	.669	74
75.856	.844	.831	.819	.806	.794	.780	.767	.754	.740	.726	.713	.699	.686	.673	.660	75
76.852	.840	.827	.814	.801	.788	.775	.761	.747	.733	.719	.705	.692	.678	.665	.651	76
77.848	.836	.823	.810	.796	.783	.769	.755	.740	.726	.712	.698	.683	.670	.656	.642	77
78.844	.831	.818	.805	.791	.777	.763	.748	.734	.719	.704	.690	.675	.661	.647	.633	78
79.841	.827	.814	.800	.786	.771	.757	.742	.727	.712	.697	.682	.667	.652	.638	.624	79
80.837	.823	.809	.795	.780	.766	.751	.735	.720	.704	.689	.674	.658	.643	.628	.614	80
81.833	.819	.804	.790	.775	.760	.744	.729	.713	.697	.681	.665	.650	.634	.619	.604	81
82.829	.815	.800	.785	.770	.754	.738	.722	.706	.690	.673	.657	.641	.626	.610	.595	82
83.825	.810	.795	.780	.764	.748	.732	.716	.699	.682	.666	.649	.633	.617	.601	.585	83
84.821	.806	.791	.775	.759	.743	.726	.709	.692	.675	.658	.641	.624	.608	.591	.576	84
85.817	.802	.786	.770	.754	.737	.720	.703	.685	.668	.650	.633	.616	.599	.582	.566	85
86.813	.798	.782	.765	.758	.731	.714	.696	.678	.660	.643	.625	.607	.590	.573	.557	86
87.810	.794	.777	.760	.743	.726	.708	.690	.672	.653	.635	.617	.599	.581	.564	.547	87
88.806	.789	.773	.755	.738	.720	.702	.683	.665	.646	.627	.609	.591	.573	.555	.538	88
89.802	.785	.768	.751	.733	.714	.696	.677	.658	.639	.620	.601	.582	.564	.546	.528	89

80	81	82	83	84	85	86	87	88	89	90	91	92	93	94	95

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%

PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

15

Sub appendix A. 1

TABLE D –

Early Retirement Factors – Excess Formula

CECONY Management Participants

Applied To The Portion Of The Pension Formula Calculated On

Final Average Salary In Excess Of The Social Security Wage Base

Months Prior to Age 65	Factor
0(65)	1.00000
1	0.99358
2	0.98717
3	0.98075
4	0.97433
5	0.96792
6	0.96150
7	0.95508
8	0.94867
9	0.94225
10	0.93583
11	0.92942
12(64)	0.92300
13	0.91658
14	0.91017
15	0.90375
16	0.89733
17	0.89092
18	0.88450
19	0.87806
20	0.87167
21	0.86525
22	0.85883
23	0.85242
24(63)	0.84600
25	0.83958
26	0.83317
27	0.82675
28	0.82033
29	0.81392
30	0.80750
31	0.80108
32	0.79467
33	0.78825
34	0.78183
35	0.77542
36(62)	0.76900
37	0.76583
38	0.76267
39	0.75950
40	0.75633
41	0.75317
42	0.75000
43	0.74683
44	0.74367
45	0.74050
46	0.73733
47	0.73417
48(61)	0.73100
49	0.72775
50	0.72450
51	0.72125
52	0.71800
53	0.71475
54	0.71150
55	0.70825
56	0.70500
57	0.70175
58	0.69850
59	0.69525
60(60)	0.69200
61	0.68883
62	0.68567
63	0.68250
64	0.67933
65	0.67617
66	0.67300
67	0.66983
68	0.66667
69	0.66350
70	0.66033
71	0.65717
72(59)	0.65400
73	0.65075
74	0.64750
75	0.64425
76	0.64100
77	0.63775
78	0.63450
79	0.63125
80	0.62800
81	0.62475
82	0.62150
83	0.61825
84(58)	0.61500
85	0.61183
86	0.60867
87	0.60550
88	0.60233
89	0.59917
90	0.59600
91	0.59283
92	0.58967
93	0.58650
94	0.58333
95	0.58017
96(57)	0.57700
97	0.57300
98	0.56900
99	0.56500
100	0.56100
101	0.55700
102	0.55300
103	0.54900
104	0.54500
105	0.54100
106	0.53700
107	0.53300
108(56)	0.52900
109	0.52542
110	0.52183
111	0.51825
112	0.51467
113	0.51108
114	0.50750
115	0.50392
116	0.50033
117	0.49675
118	0.49317
119	0.48958
120(55)	0.48600
121	0.48349
122	0.48097
123	0.47846
124	0.47594
125	0.47343
126	0.47091
127	0.46840
128	0.46589
129	0.46337
130	0.46086
131	0.45834
132(54)	0.45583
133	0.45332
134	0.45080
135	0.44829
136	0.44577
137	0.44326
138	0.44074
139	0.43823
140	0.43572
141	0.43320
142	0.43069
143	0.42817
144(53)	0.42566
145	0.42315
146	0.42063
147	0.41812
148	0.41561
149	0.41309
150	0.41058
151	0.40807
152	0.40555
153	0.40304
154	0.40053
155	0.39801
156(52)	0.39550
157	0.39299
158	0.39047
159	0.38796
160	0.38544
161	0.38293
162	0.38041
163	0.37790
164	0.37539
165	0.37287
166	0.37036
167	0.36784
168(51)	0.36533
169	0.36365
170	0.36198
171	0.36030
172	0.35863
173	0.35695
174	0.35528
175	0.35360
176	0.35192
177	0.35025
178	0.34857
179	0.34690
180(50)	0.34522
181	0.34354
182	0.34187
183	0.34019
184	0.33852
185	0.33684
186	0.33517
187	0.33349
188	0.33181
189	0.33014
190	0.32846
191	0.32679
192(49)	0.32511
193	0.32343
194	0.32176
195	0.32008
196	0 31841
197	0.31673
198	0.31506
199	0.31338
200	0.31170
201	0.31003
202	0.30835
203	0.30668
204(48)	0.30500
205	0.30332
206	0.30165
207	0.29997
208	0.29830
209	0.29662
210	0.29495
211	0.29327
212	0.29159
213	0.28992
214	0.28824
215	0.28657
216(47)	0.28489
217	0.28321
218	0.28154
219	0.27986
220	0.27819
221	0.27651
222	0.27484
223	0.27316
224	0.27148
225	0.26981
226	0.26813
227	0.26646
228(46)	0.26478
229	0.26310
230	0.26143
231	0.25975
232	0.25808
233	0.25640
234	0.25473
235	0.25305
236	0.25137
237	0.24970
238	0.24802
239	0.24635
240(45)	0.24467

Exact Age in (            ) Effective Date: January 1, 1990

16

Sub appendix A. 1

TABLE E–

Conversion From 50% Joint & Survivor to 100% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

P E N S I O N E R

Age Of Bene.	* * *	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
35	*	.9641	.9611	.9580	.9548	.9513	.9476	.9437	.9397	.9353	.9307	.9259	.9208	.9154	.9097	.9037	.8974
36	*	.9649	.9620	.9589	.9557	.9522	.9486	.9448	.9406	.9363	.9318	.9270	.9219	.9165	.9109	.9049	.8986
37	*	.9658	.9629	.9598	.9566	.9533	.9496	.9458	.9417	.9375	.9329	.9281	.9230	.9177	.9120	.9061	.8998
38	*	.9666	.9639	.9608	.9577	.9542	.9506	.9468	.9428	.9386	.9341	.9293	.9243	.9189	.9133	.9073	.9010
39	*	.9675	.9647	.9618	.9585	.9553	.9518	.9479	.9441	.9398	.9353	.9305	.9256	.9202	.9146	.9087	.9024
40	*	.9684	.9657	.9627	.9597	.9563	.9529	.9491	.9452	.9410	.9366	.9318	.9269	.9216	.9160	.9100	.9039
41	*	.9693	.9666	.9637	.9606	.9574	.9540	.9503	.9464	.9423	.9379	.9332	.9282	.9230	.9174	.9115	.9053
42	*	.9702	.9677	.9648	.9618	.9586	.9551	.9515	.9477	.9436	.9392	.9346	.9297	.9244	.9188	.9130	.9069
43	*	.9711	.9686	.9658	.9629	.9598	.9564	.9527	.9490	.9450	.9406	.9361	.9311	.9260	.9204	.9145	.9084
44	*	.9721	.9697	.9668	.9640	.9609	.9576	.9541	.9504	.9463	.9421	.9375	.9327	.9275	.9221	.9162	.9102
45	*	.9731	.9707	.9679	.9651	.9620	.9588	.9554	.9517	.9478	.9436	.9390	.9342	.9291	.9237	.9180	.9119
46	*	.9740	.9716	.9690	.9662	.9632	.9601	.9567	.9531	.9492	.9451	.9406	.9359	.9308	.9254	.9198	.9137
47	*	.9750	.9726	.9701	.9674	.9645	.9614	.9581	.9545	.9507	.9466	.9423	.9375	.9326	.9272	.9216	.9156
48	*	.9759	.9736	.9712	.9686	.9658	.9627	.9594	.9560	.9522	.9482	.9439	.9392	.9344	.9291	.9234	.9175
49	*	.9769	.9746	.9723	.9698	.9670	.9640	.9608	.9574	.9538	.9499	.9456	.9411	.9362	.9310	.9254	.9195
50	*	.9778	.9757	.9734	.9709	.9682	.9654	.9622	9589	.9553	.9515	.9474	.9428	.9381	.9330	.9275	.9216
51	*	.9788	.9768	.9745	.9720	.9695	.9667	.9637	.9604	.9569	.9531	.9491	.9446	.9400	.9349	.9296	.9238
52	*	.9797	.9777	.9756	.9732	.9707	.9679	.9651	.9619	.9585	.9549	.9508	.9466	.9420	.9370	.9317	.9260
53	*	.9806	.9788	.9766	.9743	.9720	.9693	.9665	.9634	.9601	.9565	.9526	.9485	.9440	.9391	.9338	.9282
54	*	.9815	.9797	.9777	.9755	.9732	.9706	.9680	.9650	.9617	.9582	.9544	.9504	.9460	.9411	.9360	.9305
55	*	.9824	.9806	.9788	.9766	.9744	.9720	.9694	.9665	.9634	.9600	.9563	.9524	.9480	.9433	.9382	.9329
56	*	.9833	.9816	.9797	.9778	.9756	.9732	.9707	.9680	.9650	.9617	.9582	.9543	.9501	.9455	.9406	.9353
57	*	.9842	.9825	.9808	.9789	.9768	.9746	.9721	.9695	.9667	.9634	.9600	.9562	.9521	.9477	.9430	.9378
58	*	.9850	.9834	.9818	.9800	.9781	.9759	.9735	.9710	.9682	.9652	.9618	.9582	.9542	.9500	.9453	.9402
59	*	.9858	.9843	.9829	.9810	.9791	.9772	.9749	.9724	.9698	.9668	.9636	.9602	.9564	.9522	.9477	.9427
60	*	.9867	.9853	.9838	.9821	.9803	.9784	.9763	.9739	.9714	.9686	.9655	.9621	.9585	.9544	.9501	.9453

17

Sub appendix A. 1

TABLE E–

Conversion From 50% Joint & Survivor To 100 % Joint & Survivor

CECONY Management Participants And CECONY Weekly Participants

Not Applicable To CECONY Weekly Participants –1

P E N S I O N E R

Age Of Bene.	* * *	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	*	.9874	.9861	.9847	.9831	.9814	.9796	.9776	.9753	.9729	.9702	.9673	.9641	.9606	.9567	.9524	.9478
62	*	.9882	.9872	.9856	.9841	.9825	.9808	.9788	.9767	.9744	.9718	.9691	.9660	.9626	.9589	.9548	.9503
63	*	.9889	.9878	.9865	.9851	.9835	.9819	.9801	.9781	.9759	.9735	.9709	.9679	.9647	.9610	.9571	.9529
64	*	.9896	.9886	.9873	.9861	.9845	.9831	.9813	.9794	.9774	.9751	.9725	.9697	.9667	.9632	.9595	.9554
65	*	.9903	.9893	.9881	.9869	.9855	.9841	.9824	.9807	.9788	.9766	.9742	.9715	.9686	.9654	.9618	.9579
66	*	.9909	.9900	.9889	.9878	.9866	.9852	.9836	.9819	.9801	.9781	.9758	.9733	.9706	.9675	.9641	.9603
67	*	.9915	.9907	.9897	.9886	.9874	.9861	.9847	.9831	.9814	.9795	.9774	.9750	.9724	.9695	.9662	.9627
68	*	.9921	.9913	.9904	.9894	.9883	.9871	.9858	.9843	.9827	.9809	.9789	.9767	.9742	.9716	.9684	.9650
69	*	.9927	.9919	.9911	.9901	.9892	.9880	.9867	.9854	.9839	.9823	.9803	.9783	.9759	.9734	.9705	.9673
70	*	.9932	.9925	.9918	.9909	.9899	.9889	.9878	.9864	.9851	.9835	.9817	.9798	.9777	.9752	.9726	.9694
71	*	.9938	.9931	.9923	.9915	.9906	.9896	.9887	.9875	.9862	.9847	.9831	.9813	.9793	.9770	.9745	.9716
72	*	.9943	.9936	.9929	.9921	.9914	.9905	.9895	.9884	.9872	.9859	.9845	.9828	.9808	.9787	.9763	.9737
73	*	.9947	.9941	.9935	.9928	.9921	.9912	.9904	.9894	.9883	.9870	.9856	.9840	.9824	.9803	.9781	.9755
74	*	.9951	.9946	.9940	.9934	.9926	.9919	.9911	.9902	.9892	.9880	.9867	.9853	.9837	.9819	.9798	.9774
75	*	.9955	.9950	.9945	.9940	.9933	.9926	.9918	.9910	.9901	.9890	.9879	.9866	.9850	.9833	.9814	.9792
76	*	.9959	.9954	.9950	.9945	.9938	.9932	.9925	.9918	.9909	.9899	.9889	.9877	.9862	.9847	.9829	.9809
77	*	.9962	.9958	.9955	.9949	.9944	.9938	.9931	.9924	.9917	.9908	.9898	.9886	.9874	.9860	.9844	.9824
78	*	.9966	.9962	.9959	.9953	.9949	.9944	.9937	.9932	.9923	.9916	.9907	.9896	.9885	.9871	.9857	.9841
79	*	.9969	.9965	.9962	.9957	.9953	.9949	.9942	.9937	.9930	.9923	.9915	.9905	.9896	.9884	.9869	.9854
80	*	.9972	.9969	.9965	.9962	.9957	.9953	.9948	.9942	.9937	.9930	.9923	.9914	.9905	.9893	.9880	.9867
81	*	.9974	.9971	.9968	.9965	.9961	.9957	.9953	.9947	.9943	.9936	.9929	.9922	.9913	.9903	.9891	.9879
82	*	.9977	.9974	.9971	.9968	.9964	.9961	.9956	.9953	.9948	.9942	.9936	.9929	.9921	.9912	.9902	.9890
83	*	.9979	.9977	.9974	.9971	.9968	.9965	.9961	.9958	.9953	.9947	.9942	.9935	.9929	.9921	.9911	.9900
84	*	.9981	.9979	.9976	.9974	.9971	.9968	.9965	.9961	.9957	.9952	.9947	.9941	.9935	.9927	.9920	.9909
85	*	.9983	.9981	.9979	.9976	.9974	.9971	.9968	.9964	.9961	.9957	.9953	.9948	.9942	.9934	.9927	.9918

18

TABLE E –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

P E N S I O N E R

Age Of Bene.	* * *	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
35	*	.8909	.8840	.8767	.8692	.8615	.8535	.8452	.8368	.8281	.8193	8103	.8011	.7919	.7826	.7731
36	*	.8920	.8851	.8779	.8703	.8626	.8546	.8463	.8379	.8292	.8204	.8114	.8022	.7930	.7835	.7741
37	*	.8932	.8863	.8791	.8716	.8638	.8558	.8475	.8390	.8304	.8215	.8125	.8033	.7941	.7847	.7751
38	*	.8945	.8875	.8803	.8729	.8651	.8571	.8488	.8404	.8317	.8227	.8138	.8045	.7952	.7857	.7762
39	*	.8958	.8889	.8817	.8742	.8665	.8584	.8502	.8417	.8330	.8240	.8150	.8058	.7964	.7870	.7774
40	*	.8972	.8904	.8832	.8757	.8679	.8599	.8516	.8431	.8344	.8255	.8164	.8071	.7977	.7883	.7787
41	*	.8988	.8919	.8847	.8772	.8694	.8614	.8531	.8446	.8358	.8269	.8178	.8086	.7992	.7896	.7800
42	*	.9002	.8934	.8863	.8788	.8710	.8630	.8546	.8461	.8374	.8284	.8194	.8101	.8007	.7911	.7814
43	*	.9019	.8951	.8879	.8805	.8727	.8647	.8564	.8478	.8391	.9302	.8211	.8117	.8022	.7926	.7829
44	*	.9036	.8968	.8896	.8823	.8745	.8664	.8581	.8496	.8404	.8318	.8227	.8013	.8039	.7943	.7846
45	*	.9054	.8986	.8916	.8841	.8763	.8682	.8600	.8515	.8427	.8337	.8245	.8152	.8057	.7959	.7862
46	*	.9073	.9005	.8935	.8860	.8783	.8702	.8619	.8534	.8446	.8356	.8265	.8170	.8075	.7979	.7880
47	*	.9092	.9025	.8954	.8881	.8803	.8723	.8640	.8555	.8467	.8377	.8284	.8190	.8094	.7998	.7900
48	*	.9112	.9045	.8975	.8902	.8824	.8745	.8661	.8576	.8488	.8398	.8305	.8212	.8116	.8018	.7920
49	*	.9133	.9066	.8996	.8923	.8847	.8767	.8684	.8599	.8511	.8421	.8328	.8233	.8138	.8040	.7941
50	*	.9154	.9089	.9019	.8946	.8870	.8791	.8707	.8622	.8534	.8445	.8352	.8258	.8160	.8062	.7963
51	*	.9176	.9111	.9042	.8970	.8894	.8814	.8732	.8647	.8559	.8469	.8377	.8282	.8185	.8087	.7987
52	*	.9199	.9134	.9066	.8995	.8919	.8840	.8758	.8673	.8585	.8495	.8403	.8308	.8211	.8112	.8012
53	*	.9223	.9159	.9091	.9020	.8945	.8867	.8785	.8700	.8613	.8523	.8430	.8335	.8239	.8139	.8039
54	*	.9246	.9183	.9117	.9046	.8972	.8894	.8813	.8728	.8641	.8551	.8459	.8364	.8267	.8167	.8067
55	*	.9271	.9209	.9144	.9073	.9000	.8923	.8842	.8757	.8671	.8581	.8489	.8395	.8297	.8197	.8096
56	*	.9296	.9235	.9171	.9102	.9028	.8952	.8872	.8789	.8703	.8612	.8521	.8426	.8328	.8229	.8128
57	*	.9322	.9261	.9198	.9130	.9058	.8983	.8903	.8821	.8735	.8646	.8554	.8459	.8362	.8263	.8161
58	*	.9348	.9289	.9226	.9159	.9089	.9014	.8935	.8854	.8768	.8680	.8589	.8494	.8397	.8297	.8196
59	*	.9374	.9317	.9255	.9190	.9121	.9047	.8969	.8888	.8803	.8716	.8625	.8530	.8434	.8334	.8233
60	*	.9401	.9346	.9285	.9221	.9152	.9080	.9003	.8924	.8840	.8753	.8663	.8569	.8472	.8372	.8271

19

TABLE E –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

P E N S I O N E R

Age Of Bene.	* * *	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
61	*	.9428	.9373	.9315	.9252	.9185	.9113	.9039	.8960	.8878	.8791	.8701	.8608	.8512	.8413	.8312
62	*	.9454	.9402	.9345	.9284	.9218	.9149	.9074	.8998	.8916	.8830	.8742	.8649	.8554	.8455	.8354
63	*	.9482	.9431	.9375	.9316	.9252	.9184	.9111	.9035	.8955	.8871	.8784	.8692	.8597	.8499	.8398
64	*	.9509	.9459	.9406	.9348	.9285	.9219	.9149	.9074	.8995	.8912	.8826	.8736	.8641	.8544	.8443
65	*	.9535	.9487	.9437	.9380	.9320	.9255	.9186	.9113	.9036	.8956	.8871	.8781	.8687	.8591	.8491
66	*	.9562	.9516	.9466	.9412	.9354	.9291	.9225	.9153	.9078	.8998	.8914	.8827	.8735	.8638	.8540
67	*	.9588	.9543	.9496	.9444	.9388	.9327	.9263	.9194	.9120	.9042	.8960	.8873	.8783	.8688	.8590
68	*	.9612	.9571	.9525	.9475	.9422	.9363	.9301	.9234	.9162	.9086	.9006	.8922	.8832	.8739	.8642
69	*	.9637	.9597	.9554	.9506	.9455	.9398	.9338	.9274	.9204	.9130	.9052	.8969	.8882	.8790	.8695
70	*	.9661	.9623	.9582	.9537	.9488	.9433	.9375	.9313	.9245	.9174	.9098	.9018	.8933	.8843	.8749
71	*	.9684	.9649	.9610	.9566	.9520	.9468	.9412	.9353	.9287	.9218	.9145	.9066	.8983	.8895	.8803
72	*	.9706	.9673	.9636	.9596	.9551	.9502	.9449	.9391	.9329	.9263	.9191	.9116	.9035	.8948	.8859
73	*	.9728	.9697	.9662	.9624	.9581	.9535	.9485	.9429	.9370	.9306	.9237	.9164	.9085	.9002	.8914
74	*	.9748	.9720	.9687	.9650	.9611	.9566	.9519	.9467	.9409	.9348	.9283	.9211	.9136	.9055	.8970
75	*	.9768	.9741	.9711	.9676	.9639	.9598	.9552	.9502	.9448	.9390	.9327	.9259	.9186	.9108	.9026
76	*	.9787	.9761	.9732	.9702	.9666	.9627	.9584	.9537	.9486	.9431	.9371	.9306	.9235	.9160	.9080
77	*	.9804	.9780	.9754	.9725	.9693	.9656	.9615	.9571	.9523	.9470	.9412	.9351	.9285	.9212	.9135
78	*	.9821	.9799	.9774	.9747	.9716	.9682	.9644	.9603	.9557	.9508	.9454	.9396	.9331	.9262	.9188
79	*	.9836	.9816	.9793	.9768	.9739	.9708	.9672	.9634	.9591	.9544	.9493	.9438	.9377	.9311	.9239
80	*	.9850	.9832	.9811	.9788	.9761	.9732	.9699	.9663	.9623	.9579	.9531	.9478	.9421	.9357	.9290
81	*	.9864	.9847	.9828	.9806	.9781	.9755	.9723	.9690	.9653	.9611	.9567	.9517	.9463	.9403	.9339
82	*	.9876	.9861	.9843	.9824	.9801	.9775	.9747	.9716	.9681	.9644	.9601	.9553	.9503	.9447	.9386
83	*	.9887	.9873	.9857	.9839	.9818	.9795	.9769	.9740	.9709	.9673	.9633	.9589	.9541	.9488	.9431
84	*	.9898	.9885	.9871	.9854	.9835	.9813	.9789	.9763	.9732	.9701	.9664	.9624	.9578	.9529	.9474
85	*	.9908	.9896	.9883	.9868	.9850	.9831	.9808	.9784	.9757	.9726	.9693	.9654	.9614	.9567	.9516

20

TABLE F –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR WITH POP UP

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

P E N S I O N E R

Age Of Bene.	* * *	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
35	*	.9633	.9603	.9572	.9539	.9504	.9467	.9428	.9387	.9343	.9297	.9249	.9198	.9144	.9087	.9027	.8964
36	*	.9641	.9612	.9580	.9548	.9513	.9476	.9437	.9396	.9353	.9308	.9259	.9208	.9154	.9098	.9037	.8974
37	*	.9649	.9619	.9589	.9556	.9522	.9486	.9447	.9406	.9363	.9318	.9269	.9219	.9165	.9109	.9049	.8986
38	*	.9657	.9628	.9598	.9565	.9531	.9495	.9457	.9417	.9374	.9329	.9280	.9230	.9176	.9120	.9060	.8997
39	*	.9665	.9636	.9606	.9574	.9541	.9505	.9467	.9427	.9384	.9340	.9292	.9242	.9188	.9132	.9072	.9010
40	*	.9673	.9645	.9615	.9584	.9550	.9516	.9477	.9438	.9396	.9351	.9304	.9253	.9200	.9144	.9085	.9023
41	*	.9681	.9653	.9624	.9593	.9560	.9525	.9488	.9449	.9407	.9363	.9315	.9265	.9213	.9157	.9098	.9035
42	*	.9690	.9663	.9634	.9603	.9570	.9536	.9499	.9460	.9419	.9375	.9328	.9279	.9227	.9170	.9111	.9050
43	*	.9698	.9672	.9643	.9614	.9582	.9547	.9511	.9472	.9431	.9387	.9341	.9291	.9240	.9184	.9126	.9064
44	*	.9707	.9681	.9653	.9623	.9591	.9558	.9522	.9484	.9444	.9400	.9354	.9306	.9254	.9199	.9140	.9079
45	*	.9716	.9690	.9662	.9633	.9603	.9569	9534	.9496	.9457	.9414	.9368	.9320	.9268	.9214	.9156	.9095
46	*	.9724	.9699	.9672	.9644	.9613	.9581	.9546	.9509	.9470	.9427	.9382	.9335	.9283	.9229	.9172	.9111
47	*	.9732	.9708	.9682	.9655	.9624	.9592	.9559	.9522	.9483	.9441	.9397	.9349	.9299	.9245	.9188	.9127
48	*	.9741	.9718	.9692	.9665	.9635	.9604	.9570	.9535	.9497	.9456	.9411	.9364	.9315	.9261	.9204	.9145
49	*	.9750	.9727	.9702	.9675	.9647	.9616	.9582	.9548	.9510	.9470	.9426	.9380	.9331	.9278	.9222	.9162
50	*	.9759	.9736	.9712	.9686	.9657	.9628	.9595	.9561	.9525	.9485	.9442	.9396	.9347	.9296	.9240	.9181
51	*	.9767	.9745	.9721	.9696	.9669	.9640	.9608	.9574	.9538	.9499	.9458	.9413	.9365	.9313	.9259	.9200
52	*	.9775	.9754	.9731	.9707	.9680	.9651	.9620	.9588	.9552	.9515	.9473	.9429	.9382	.9331	.9277	.9219
53	*	.9784	.9764	.9741	.9717	.9691	.9663	.9634	.9602	.9567	.9529	.9489	.9446	.9399	.9349	.9295	.9239
54	*	.9792	.9772	.9751	.9727	.9703	.9675	.9646	.96115	.9581	.9545	.9505	.9463	.9417	.9368	.9315	.9258
55	*	.9800	.9780	.9760	.9737	.9713	.9687	.9659	.9628	.9595	.9560	.9520	.9480	.9435	.9386	.9334	.9279
56	*	.9808	.9789	.9769	.9747	.9724	.9698	.9671	.9641	.9609	.9574	.9538	.9496	.9454	.9406	.9355	.9299
57	*	.9816	.9798	.9779	.9757	.9734	.9710	.9683	.9654	.9624	.9590	.9553	.9514	.9471	.9424	.9375	.9321
58	*	.9823	.9806	.9787	.9767	.9746	.9721	.9695	.9668	.9637	.9605	.9569	.9531	.9489	.9445	.9395	.9343
59	*	.9831	.9813	.9796	.9776	.9755	.9733	.9707	.9680	.9651	.9620	.9585	.9548	.9507	.9464	.9415	.9363
60	*	.9838	.9822	.9804	.9785	.9765	.9743	.9720	.9693	.9666	.9635	.9602	.9565	.9525	.9482	.9436	.9385

21

TABLE F –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR WITH POP UP

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

P E N S I O N E R

Age Of Bene.	* * *	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	*	.9845	.9830	.9813	.9795	.9775	.9754	.9732	.9706	.9679	.9649	.9617	.9582	.9543	.9501	.9456	.9407
62	*	.9852	.9837	.9821	.9804	.9785	.9765	.9742	.9719	.9692	.9664	.9633	.9599	.9561	.9520	.9476	.9428
63	*	.9858	.9845	.9829	.9813	.9794	.9775	.9754	.9730	.9705	.9678	.9649	.9615	.9579	.9539	.9496	.9450
64	*	.9865	.9851	.9836	.9821	.9803	.9785	.9765	.9742	.9718	.9692	.9663	.9631	.9596	.9558	.9517	.9471
65	*	.9871	.9858	.9844	.9829	.9813	.9795	.9775	.9754	.9731	.9706	.9678	.9646	.9613	.9577	.9537	.9493
66	*	.9877	.9864	.9851	.9837	.9821	.9804	.9786	.9765	.9743	.9718	.9692	.9662	.9631	.9595	.9556	.9513
67	*	.9883	.9871	.9859	.9844	.9829	.9813	.9795	.9775	.9754	.9732	.9706	.9678	.9647	.9613	.9575	.9534
68	*	.9888	.9878	.9864	.9852	.9837	.9822	.9805	.9786	.9767	.9744	.9720	.9693	.9662	.9630	.9594	.9554
69	*	.9894	.9883	.9871	.9858	.9845	.9830	.9814	.9797	.9778	.9756	.9733	.9707	.9678	.9647	.9612	.9575
70	*	.9899	.9888	.9878	.9865	.9852	.9838	.9823	.9806	.9788	.9768	.9746	.9721	.9694	.9664	.9630	.9593
71	*	.9904	.9894	.9884	.9872	.9859	.9846	.9832	.9816	.9799	.9779	.9758	.9735	.9708	.9680	.9648	.9612
72	*	.9909	.9899	.9889	.9878	.9867	.9854	.9841	.9825	.9808	.9790	.9770	.9747	.9723	.9696	.9665	.9631
73	*	.9913	.9904	.9895	.9885	.9873	.9861	.9849	.9833	.9818	.9801	.9781	.9761	.9737	.9710	.9682	.9648
74	*	.9917	.9910	.9900	.9891	.9879	.9869	.9856	.9842	.9828	.9812	.9792	.9773	.9750	.9725	.9697	.9666
75	*	.9922	.9914	.9906	.9896	.9886	.9875	.9863	.9850	.9837	.9821	.9804	.97784	.9763	.9739	.9712	.9682
76	*	.9926	.9918	.9910	.9902	.9891	.9881	.9871	.9858	.9845	.9830	.9814	.9796	.9775	.9753	.9727	.9698
77	*	.9930	.9922	.9915	.9907	.9898	.9887	.9877	.9865	.9853	.9839	.9823	.9806	.9787	.9766	.9742	.9715
78	*	.9934	.9927	.9919	.9911	.9903	.9893	.9883	.9872	.9860	.9847	.9833	.9817	.9798	.9777	.9756	.9730
79	*	.9937	.9931	.9923	.9915	.9907	.9899	.9889	.9879	.9868	.9856	.9842	.9826	.9809	.9790	.9768	.9744
80	*	.9941	.9934	.9928	.9921	.9913	.9904	.9895	.9886	.9875	.9864	.9851	.9836	.9820	.9801	.9780	.9758
81	*	.9943	.9937	.9931	.9924	.9917	.9910	.9901	.9891	.9882	.9870	.9858	.9845	.9830	.9813	.9792	.9771
82	*	.9947	.9941	.9935	.9928	.9922	.9914	.9906	.9898	.9889	.9878	.9866	.9853	.9839	.9823	.9804	.9784
83	*	.9950	.9944	.9939	.9933	.9926	.9920	.9911	.9904	.9894	.9885	.9874	.9862	.9849	.9833	.9815	.9796
84	*	.9953	.9948	.9942	.9936	.9930	.9924	.9916	.9909	.9900	.9891	.9882	.9870	.9857	.9842	.9827	.9808
85	*	.9955	.9951	.9946	.9939	.9934	.9928	.9921	.9914	.9906	.9897	.9888	.9878	.9865	.9851	.9836	.9818

22

TABLE F –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR WITH POP UP

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

P E N S I O N E R

Age Of Bene.	* * *	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
35	*	.8898	.8829	.8757	.8682	.8605	.8525	.8443	.8358	.8272	.8184	.8095	.8003	.7911	.7818	.7724
36	*	.8908	.8840	.8768	.8693	.8615	.8535	.8453	.8368	.8282	.8194	.8104	.8013	.7920	.7826	.7732
37	*	.8920	.8851	.8779	.8704	.8627	.8546	.8464	.8380	.8293	.8204	.8115	.8023	.7931	.7837	.7743
38	*	.8932	.8862	.8791	.8715	.8638	.8558	.8475	.8391	.8305	.8216	.8127	.8034	.7942	.7848	.7753
39	*	.8944	.8875	.8803	.8727	.8651	.8571	.8488	.8403	.8317	.8228	.8138	.8046	.7953	.7859	.7764
40	*	.8956	.8888	.8816	.8742	.8663	.8583	.8501	.8416	.8330	.8240	.8150	.8058	.7965	.7871	.7775
41	*	.8970	.8901	.8829	.8755	.8678	.8597	.8515	.8430	.8342	.8254	.8164	.8071	.7977	.7883	.7788
42	*	.8984	.8916	.8844	.8769	.8691	.8612	.8528	.8444	.8356	.8268	.8177	.8085	.7991	.7896	.7800
43	*	.8998	.8931	.8859	.8784	.8707	.8626	.8544	.8458	.8371	.8283	.8192	.8099	.8005	.7910	.7813
44	*	.9014	.8946	.8874	.8800	.8722	.8642	.8559	.8474	.8387	.8298	.8207	.8114	.8020	.7924	.7828
45	*	.9030	.8962	.8891	.8816	.8738	.8658	.8576	.8491	.8403	.8314	.8223	.8130	.8035	.7940	.7843
46	*	.9046	.8978	.8908	.8833	.8756	.8676	.8593	.8508	.8420	.8331	.8241	.8147	.8052	.7956	.7859
47	*	.9063	.8996	.8925	.8852	.8774	.8694	.8611	.8526	.8439	.8350	.8258	.8164	.8069	.7973	.7877
48	*	.9081	.9013	.8944	.8870	.8792	.8713	.8630	.8545	.8457	.8368	.8277	.8184	.8088	.7992	.7894
49	*	.9099	.9032	.8962	.8889	.8812	.8733	.8650	.8565	.8478	.8388	.8296	.8203	.8107	.8011	.7913
50	*	.9118	.9052	.8982	.8909	.8833	.8754	.8671	.8586	.8498	.8409	.8318	.8224	.8127	.8030	.7932
51	*	.9138	.9072	.9002	.8930	.8854	.8774	.8692	.8608	.8520	.8431	.8339	.8245	.8149	.8052	.7953
52	*	.9158	.9092	.9023	.8951	.8876	.8796	.8714	.8630	.8542	.8454	.8362	.8268	.8172	.8074	.7975
53	*	.9178	.9113	.9045	.8973	.8898	.8820	.8737	.8653	.8567	.8477	.8386	.8292	.8196	.8098	.7999
54	*	.9199	.9135	.9067	.8996	.8922	.8843	.8762	.8678	.8591	.8502	.8411	.8317	.8220	.8122	.8023
55	*	.9220	.9157	.9090	.9020	.8946	.8868	.8787	.8703	.8617	.8528	.8436	.8342	.8246	.8148	.8048
56	*	.9242	.9180	.9113	.9044	.8970	.8892	.8812	.8730	.8644	.8554	.8463	.8370	.8274	.8176	.8076
57	*	.9263	.9202	.9137	.9068	.8995	.8919	.8839	.8757	.8671	.8582	.8492	.8398	.8302	.8203	.8105
58	*	.9285	.9225	.9160	.9093	.9021	.8945	.8866	.8785	.8699	.8611	.8521	.8427	.8331	.8234	.8134
59	*	.9309	.9250	.9186	.9118	.9048	.8973	.8895	.8813	.8728	.8641	.8551	.8457	.8362	.8264	.8164
60	*	.9331	.9273	.9210	.9144	.9074	.9001	.8922	.8842	.8758	.8672	.8582	.8490	.8394	.8296	.8196

23

TABLE F –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR WITH POP UP

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

P E N S I O N E R

Age Of Bene.	* * *	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
61	*	.9354	.9297	.9235	.9170	.9101	.9628	.8952	.8872	.8790	.8702	.8613	.8522	.8426	.8329	.8230
62	*	.9377	.9320	.9261	.9197	.9129	.9057	.8982	8904	.8821	.8735	.8647	.8555	.8460	.8363	.8264
63	*	.9399	.9345	.9286	.9224	.9156	.9087	.9012	.8934	.8853	.8768	.8680	.8589	.8495	.8398	.8299
64	*	.9423	.9369	.9312	.9250	.9185	.9115	.9042	.8966	.8885	.8801	.8715	.8624	.8531	.8434.	.8336
65	*	.9445	.9392	.9337	.9277	.9213	.9144	.9073	.8998	.8918	.8836	.8750	.8661	8567	.8472	.8374
66	*	.9467	.9416	.9362	.9303	.9241	.9174	.9104	.9030	.8952	.8870	.8785	.8696	.8605	.8510	.8412
67	*	.9489	.9440	.9387	.9330	.9269	.9204	.9135	.9062	.8986	.8905	.8821	.8734	.8642	.8549	.8451
68	*	.9511	.9463	.9411	.9356	.9297	.9234	.9166	.9095	.9019	.8941	.8858	.8772	.8681	.8588	.8493
69	*	.9532	.9486	.9436	.9382	.9324	.9262	.9197	.9128	.9053	.8976	.8895	.8809	.8720	.8629	.8533
70	*	.9553	9509	.9461	.9409	.9353	.9292	.9227	.9159	.9087	.9011	.8931	.8847	.8760	.8669	.8575
71	*	.9573	.9531	.9484	.9434	.9379	.9320	.9258	.9192	.9121	.9046	.8968	.8886	.8800	.8710	.8617
72	*	.9593	.9552	.9507	.9459	.9406	.9349	.9289	.9224	.9154	.9082	.9006	.8925	.8840	.8752	.8660
73	*	.9612	.9573	.9530	.9483	.9432	.9377	.9318	.9254	.9189	.9117	.9043	.8963	.8880	.8794	.8702
74	*	.9631	.9594	.9553	.9507	.9458	.9405	.9348	.9286	.9221	.9152	.9080	.9001	.8920	.8835	.8746
75	*	.9649	.9614	.9575	.9531	.9482	.9432	.9376	.9317	.9254	.9186	.9115	.9039	.8960	.8876	.8789
76	*	.9667	.9633	.9594	.9553	.9508	.9457	.9404	.9347	.9285	.9221	.9151	.9077	.9000	.8918	.8832
77	*	.9685	.9652	.9615	.9575	.9531	.9483	.9432	.9376	.9318	.9254	.9187	.9114	.9039	.8960	.8875
78	*	.9701	.9669	.9634	.9597	.9554	.9508	.9458	.9405	.9348	.9287	.9221	.9153	.9078	.9000	.8918
79	*	.9717	.9687	.9653	.9616	.9576	.9532	.9485	.9434	.9378	.9319	.9255	.9189	.9116	.9040.	.8960
80	*	.9732	.9703	.9672	.9636	.9598	.9556	.9510	.9460	.9407	.9350	.9288	.9223	.9154	.9079	.9001
81	*	.9747	.9720	.9690	.9656	.9618	.9579	.9534	.9487	.9435	.9380	.9322	.9258	.9191	.9118	.9042
82	*	.9760	.9735	.9706	.9674	.9639	.9600	.9558	.9512	.9463	.9411	.9354	.9292	.9227	.9157	.9083
83	*	.9774	.9749	.9722	.9691	.9658	.9621	.9581	.9537	.9491	.9439	.9386	.9326	.9263	.9195	.9123
84	*	9787	.9764	.9737	.9709	.9676	.9641	.9603	.9562	.9516	.9469	.9416	.9359	.9297	.9232	.9163
85	*	.9799	.9777	.9753	.9725	.9695	.9661	.9625	.9585	.9543	.9495	.9445	.9390	.9333.	.9269	.9202

24

Sub appendix A. 1

TABLE G–

All CECONY Participants Whose Distributions Begin Before January 1, 2005

Social Security Leveling Factors

Leveling To Age 62

AGE	0	1	2	3	4	5	6	7	8	9	10	11
45	0.223320	0.224894	0.226467	0.228041	0.229614	0.231188	0.232761	0.234335	0.235909	0.237482	0.239056	0.240629
46	0.242203	0.243923	0.245643	0.247363	0.249083	0.250803	0.252523	0.254243	0.255963	0.257683	0.259403	0.261123
47	0.262843	0.264725	0.266607	0.268489	0.270371	0.272253	0.274135	0.276017	0.277899	0.279781	0.281663	0.283545
48	0.285427	0.287488	0.289550	0.291611	0.293673	0.295734	0.297796	0.299857	0.301918	0.303980	0.306041	0.308103
49	0.310164	0.312425	0.314686	0.316946	0.319207	0.321468	0.323729	0.325989	0.328250	0.330511	0.332772	0.335032
50	0.337293	0.339775	0.342258	0.344740	0.347223	0.349705	0.352188	0.354670	0.357152	0.359635	0.362117	0.364600
51	0.367082	0.369811	0.372541	0.375271	0.378000	0.380730	0.383459	0.386189	0.388918	0.391648	0.394377	0.397107
52	0.399836	0.402841	0.405847	0.408852	0.411858	0.414863	0.417869	0.420874	0.423879	0.426885	0.429890	0.432896
53	0.435901	0.439215	0.442530	0.445844	0.449159	0.452473	0.455788	0.459102	0.462416	0.465731	0.469045	0.472360
54	0.475674	0.479335	0.482997	0.486658	0.490319	0.493981	0.497642	0.501303	0.504965	0.508626	0.512287	0.515949
55	0.519610	0.523662	0.527713	0.531765	0.535817	0.539868	0.543920	0.547972	0.552023	0.556075	0.560127	0.564178
56	0.568230	0.572723	0.577215	0.581707	0.586200	0.590693	0.595185	0.599678	0.604170	0.608663	0.613155	0.617648
57	0.622140	0.627131	0.632123	0.637114	0.642106	0.647097	0.652089	0.657080	0.662071	0.667063	0.672054	0.677046
58	0.682037	0.687595	0.693154	0.698712	0.704270	0.709829	0.715387	0.720945	0.726504	0.732062	0.737620	0.743179
59	0.748737	0.754941	0.761146	0.767350	0.773554	0.779759	0.785963	0.792167	0.798372	0.804576	0.810780	0.816985
60	0.823189	0.830132	0.837075	0.844018	0.850962	0.857905	0.864848	0.871791	0.878734	0.885677	0.892621	0.899564
61	0.906507	0.914298	0.922089	0.929880	0.937671	0.945462	0.953254	0.961045	0.968836	0.976627	0.984418	0.992209
62	1.000000

25

Sub appendix A. 1

TABLE G–

All CECONY Participants

Social Security Leveling Factors for Distributions Beginning Before January 1, 2005

Leveling To Age 65

AGE	0	1	2	3	4	5	6	7	8	9	10	11
45	0.164388	0.165546	0.166705	0.167863	0.169021	0.170180	0.171338	0.172496	0.173655	0.174813	0.175971	0.177130
46	0.178288	0.179554	0.180820	0.182087	0.183353	0.184619	0.185885	0.187151	0.188417	0.189683	0.190950	0.192216
47	0.193482	0.194867	0.196253	0.197638	0.199023	0.200409	0.201794	0.203179	0.204565	0.205950	0.207335	0.208721
48	0.210106	0.211623	0.213141	0.214658	0.216176	0.217693	0.219210	0.220728	0.222245	0.223763	0.225280	0.226798
49	0.228315	0.229979	0.231643	0.233308	0.234972	0.236636	0.238300	0.239964	0.241628	0.243293	0.244957	0.246621
50	0.248285	0.250112	0.251940	0.253767	0.255594	0.257422	0.259249	0.261076	0.262904	0.264731	0.266558	0.268386
51	0.270213	0.272222	0.274231	0.276241	0.278250	0.280259	0.282268	0.284277	0.286286	0.288296	0.290305	0.292314
52	0.294323	0.296535	0.298748	0.300960	0.303172	0.305385	0.307597	0.309809	0.312022	0.314234	0.316446	0.318659
53	0.320871	0.323311	0.325751	0.328191	0.330630	0.333070	0.335510	0.337950	0.340390	0.342829	0.345269	0.347709
54	0.350149	0.352844	0.355539	0.358234	0.360929	0.363624	0.366319	0.369015	0.371710	0.374405	0.377100	0.379795
55	0.382490	0.385473	0.388455	0.391437	0.394420	0.397403	0.400385	0.403367	0.406350	0.409333	0.412315	0.415297
56	0.418280	0.421587	0.424894	0.428201	0.431508	0.434815	0.438122	0.441429	0.444736	0.448043	0.451350	0.454657
57	0.457964	0.461638	0.465312	0.468987	0.472661	0.476335	0.480010	0.483684	0.487358	0.491032	0.494707	0.498381
58	0.502055	0.506147	0.510238	0.514330	0.518421	0.522513	0.526605	0.530696	0.534788	0.538879	0.542971	0.547062
59	0.551154	0.555721	0.560288	0.564855	0.569422	0.573989	0.578557	0.583124	0.587691	0.592258	0.596825	0.601392
60	0.605959	0.611070	0.616181	0.621292	0.626403	0.631514	0.636625	0.641735	0.646846	0.651957	0.657068	0.662179
61	0.667290	0.673025	0.678760	0.684495	0.690230	0.695965	0.701701	0.707436	0.713171	0.718906	0.724641	0.730376
62	0.736111	0.742565	0.749019	0.755473	0.761927	0.768381	0.774836	0.781290	0.787744	0.794198	0.800652	0.807106
63	0.813560	0.820846	0.828131	0.835417	0.842703	0.849988	0.857274	0.864560	0.871845	0.879131	0.886417	0.893702
64	0.900988	0.909239	0.917490	0.925741	0.933992	0.942243	0.950494	0.958745	0.966996	0.975247	0.983498	0.991749
65	1.000000

26

Sub appendix A. 1

TABLE G–

All CECONY Participants

Social Security Leveling Factors For Distributions Beginning Before January 1, 2005

Leveling to Age 66

AGE	0	1	2	3	4	5	6	7	8	9	10	11
45	0.147762	0.148803	0.149845	0.150886	0.151927	0.152968	0.154010	0.155051	0.156092	0.157133	0.158175	0.159216
46	0.160257	0.161395	0.162533	0.163671	0.164809	0.165947	0.167085	0.168223	0.169361	0.170499	0.171637	0.172775
47	0.173913	0.175158	0.176404	0.177649	0.178894	0.180139	0.181384	0.182630	0.183875	0.185120	0.186366	0.187611
48	0.188856	0.190220	0.191584	0.192948	0.194312	0.195676	0.197040	0.198404	0.199768	0.201132	0.202496	0.203860
49	0.205224	0.206720	0.208216	0.209712	0.211207	0.212703	0.214199	0.215695	0.217191	0.218687	0.220182	0.221678
50	0.223174	0.224817	0.226459	0.228102	0.229744	0.231387	0.233030	0.234672	0.236315	0.237957	0.239600	0.241242
51	0.242885	0.244691	0.246497	0.248303	0.250109	0.251915	0.253721	0.255526	0.257332	0.259138	0.260944	0.262750
52	0.264556	0.266545	0.268533	0.270522	0.272510	0.274499	0.276488	0.278476	0.280465	0.282453	0.284442	0.286430
53	0.288419	0.290612	0.292805	0.294998	0.297191	0.299384	0.301578	0.303771	0.305964	0.308157	0.310350	0.312543
54	0.314736	0.317159	0.319581	0.322004	0.324426	0.326849	0.329271	0.331694	0.334116	0.336539	0.338961	0.341384
55	0.343806	0.346487	0.349168	0.351849	0.354530	0.357211	0.359892	0.362572	0.365253	0.367934	0.370615	0.373296
56	0.375977	0.378950	0.381922	0.384895	0.387867	0.390840	0.393812	0.396785	0.399757	0.402729	0.405702	0.408675
57	0.411647	0.414950	0.418252	0.421555	0.424858	0.428160	0.431463	0.434766	0.438068	0.441371	0.444674	0.447976
58	0.451279	0.454957	0.458635	0.462312	0.465990	0.469668	0.473346	0.477023	0.480701	0.484379	0.488057	0.491734
59	0.495412	0.499517	0.503622	0.507728	0.511833	0.515938	0.520043	0.524148	0.528253	0.532359	0.536464	0.540569
60	0.544674	0.549268	0.553862	0.558456	0.563050	0.567644	0.572238	0.576832	0.581426	0.586020	0.590614	0.595208
61	0.599802	0.604957	0.610112	0.615267	0.620422	0.625577	0.630733	0.635888	0.641043	0.646198	0.651353	0.656508
62	0.661663	0.667464	0.673266	0.679067	0.684869	0.690670	0.696472	0.702273	0.708074	0.713876	0.719677	0.725479
63	0.731280	0.737829	0.744378	0.750926	0.757475	0.764024	0.770573	0.777121	0.783670	0.790219	0.796768	0.803316
64	0.809865	0.817282	0.824698	0.832115	0.839531	0.846948	0.854364	0.861781	0.869197	0.876614	0.884030	0.891446
65	0.898863	0.907291	0.915719	0.924147	0.932575	0.941003	0.949431	0.957860	0.966288	0.974716	0.983144	0.991572
66	1.000000

27

Sub appendix A. 1

TABLE G–

All CECONY Participants

Social Security Leveling Factors For Distributions Beginning Before January 1, 2005

Leveling To Age 67

AGE	0	1	2	3	4	5	6	7	8	9	10	11
45	.132481	.133415	.134348	.135282	.136215	.137149	.138082	.139016	.139949	.140883	.141816	.142750
46	.143683	.144703	.145724	.146744	.147765	.148785	.149806	.150826	.151846	.152867	.153887	.154908
47	.155928	.157044	.158161	.159277	.160394	.161510	.162627	.163743	.164859	.165976	.167092	.168209
48	.169325	.170548	.171771	.172994	.174217	.175440	.176663	.177885	.179108	.180331	.181554	.182777
49	.184000	.185341	.186682	.188024	.189365	.190706	.192047	.193388	.194729	.196071	.197412	.198753
50	.200094	.201567	.203039	.204512	.205985	.207457	.208930	.210403	.211875	.213348	.214821	.216293
51	.217766	.219385	.221005	.222624	.224243	.225862	.227482	.229101	.230720	.232339	.233959	.235578
52	.237197	.238980	.240763	.242546	.244329	.246112	.247895	.249677	.251460	.253243	.255026	.256809
53	.258592	.260558	.262525	.264491	.266457	.268423	.270390	.272356	.274322	.276288	.278255	.280221
54	.282187	.284359	.286531	.288703	.290875	.293047	.295219	.297391	.299563	.301735	.303907	.306079
55	.308251	.310655	.313058	.315462	.317865	.320269	.322673	.325076	.327480	.329883	.332287	.334690
56	.337094	.339759	.342424	.345089	.347754	.350419	.353085	.355750	.358415	.361080	.363745	.366410
57	.369075	.372036	.374997	.377959	.380920	.383881	.386842	.389803	.392764	.395726	.398687	.401648
58	.404609	.407906	.411204	.414501	.417798	.421096	.424393	.427690	.430988	.434285	.437582	.440880
59	.444177	.447858	.451538	.455219	.458900	.462580	.466261	.469942	.473622	.477303	.480984	.484664
60	.488345	.492464	.496583	.500702	.504821	.508940	.513059	.517177	.521296	.525415	.529534	.533653
61	.537772	.542394	.547016	.551638	.556260	.560882	.565504	.570125	.574747	.579369	.583991	.588613
62	.593235	.598436	.603638	.608839	.614041	.619242	.624444	.629645	.634846	.640048	.645249	.650451
63	.655652	.661524	.667395	.673267	.679138	.685010	.690882	.696753	.702625	.708496	.714368	.720239
64	.726111	.732761	.739410	.746060	.752709	.759359	.766008	.772658	.779307	.785957	.792606	.799256
65	.805905	.813461	.821018	.828574	.836131	.843687	.851244	.858800	.866356	.873913	.881469	.889026
66	.896582	.905200	.913818	.922437	.931055	.939673	.948291	.956909	.965527	.974146	.982764	.991382
67	1.000000

28

TABLE I

Conversion From Single Life to

Twelve Year Certain with 50% Joint & Survivor without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
A	25	0.9858	0.9845	0.9833	0.9818	0.9804	0.9787	0.9768	0.9749	0.9729	0.9706	0.9681	0.9655	0.9626	0.9596	0.9564	0.9528
G	26	0.9861	0.9849	0.9837	0.9822	0.9808	0.9791	0.9773	0.9754	0.9733	0.9711	0.9687	0.9660	0.9632	0.9602	0.9570	0.9534
E	27	0.9865	0.9853	0.9841	0.9826	0.9812	0.9796	0.9778	0.9759	0.9738	0.9716	0.9692	0.9666	0.9638	0.9608	0.9576	0.9541
	28	0.9868	0.9856	0.9844	0.9830	0.9816	0.9800	0.9782	0.9764	0.9744	0.9722	0.9698	0.9672	0.9644	0.9615	0.9582	0.9548
O	29	0.9872	0.9860	0.9848	0.9834	0.9820	0.9804	0.9787	0.9769	0.9749	0.9727	0.9703	0.9677	0.9651	0.9621	0.9589	0.9554
F	30	0.9875	0.9864	0.9852	0.9839	0.9825	0.9809	0.9792	0.9774	0.9755	0.9733	0.9709	0.9684	0.9657	0.9628	0.9596	0.9561
	31	0.9879	0.9867	0.9856	0.9842	0.9829	0.9814	0.9797	0.9779	0.9760	0.9739	0.9715	0.9690	0.9664	0.9635	0.9603	0.9569
B	32	0.9882	0.9871	0.9860	0.9847	0.9834	0.9818	0.9802	0.9784	0.9766	0.9745	0.9722	0.9697	0.9671	0.9642	0.9611	0.9577
E	33	0.9885	0.9875	0.9864	0.9851	0.9838	0.9824	0.9807	0.9790	0.9772	0.9750	0.9728	0.9703	0.9678	0.9649	0.9618	0.9585
N	34	0.9889	0.9879	0.9868	0.9856	0.9843	0.9829	0.9812	0.9795	0.9777	0.9757	0.9734	0.9710	0.9685	0.9657	0.9626	0.9593
E	35	0.9892	0.9882	0.9872	0.9859	0.9848	0.9833	0.9818	0.9801	0.9783	0.9763	0.9741	0.9717	0.9692	0.9664	0.9634	0.9601
F	36	0.9896	0.9886	0.9876	0.9864	0.9852	0.9838	0.9823	0.9807	0.9789	0.9770	0.9748	0.9725	0.9699	0.9672	0.9643	0.9610
I	37	0.9899	0.9890	0.9880	0.9868	0.9857	0.9843	0.9828	0.9812	0.9795	0.9776	0.9755	0.9732	0.9708	0.9680	0.9652	0.9619
C	38	0.9902	0.9893	0.9884	0.9873	0.9861	0.9848	0.9834	0.9818	0.9801	0.9782	0.9762	0.9739	0.9715	0.9689	0.9660	0.9629
I	39	0.9906	0.9897	0.9888	0.9876	0.9865	0.9853	0.9839	0.9824	0.9807	0.9789	0.9769	0.9746	0.9723	0.9697	0.9669	0.9638
A	40	0.9909	0.9901	0.9891	0.9881	0.9871	0.9858	0.9844	0.9830	0.9814	0.9796	0.9776	0.9754	0.9731	0.9705	0.9678	0.9648
R	41	0.9913	0.9904	0.9895	0.9885	0.9875	0.9863	0.9850	0.9836	0.9820	0.9803	0.9783	0.9761	0.9739	0.9714	0.9687	0.9658
Y	42	0.9916	0.9907	0.9899	0.9889	0.9880	0.9868	0.9855	0.9841	0.9826	0.9809	0.9790	0.9769	0.9747	0.9722	0.9697	0.9667
	43	0.9919	0.9911	0.9903	0.9893	0.9884	0.9872	0.9860	0.9847	0.9832	0.9815	0.9797	0.9776	0.9756	0.9731	0.9706	0.9677
	44	0.9922	0.9914	0.9906	0.9897	0.9889	0.9877	0.9865	0.9852	0.9838	0.9822	0.9804	0.9785	0.9764	0.9740	0.9715	0.9687
	45	0.9925	0.9918	0.9910	0.9901	0.9892	0.9882	0.9870	0.9858	0.9844	0.9828	0.9811	0.9792	0.9771	0.9749	0.9724	0.9697
	46	0.9928	0.9921	0.9914	0.9905	0.9897	0.9887	0.9875	0.9863	0.9850	0.9835	0.9818	0.9799	0.9780	0.9757	0.9734	0.9707
	47	0.9931	0.9924	0.9917	0.9909	0.9900	0.9891	0.9880	0.9868	0.9856	0.9841	0.9825	0.9807	0.9788	0.9766	0.9743	0.9717
	48	0.9933	0.9927	0.9920	0.9913	0.9905	0.9896	0.9885	0.9874	0.9861	0.9848	0.9832	0.9814	0.9796	0.9775	0.9752	0.9726
	49	0.9936	0.9930	0.9924	0.9916	0.9909	0.9899	0.9890	0.9879	0.9867	0.9854	0.9838	0.9822	0.9803	0.9783	0.9761	0.9736
	50	0.9939	0.9933	0.9927	0.9919	0.9912	0.9904	0.9894	0.9883	0.9872	0.9860	0.9845	0.9829	0.9812	0.9791	0.9770	0.9746
	51	0.9942	0.9936	0.9930	0.9923	0.9916	0.9908	0.9899	0.9889	0.9878	0.9865	0.9851	0.9835	0.9819	0.9800	0.9779	0.9756
	52	0.9944	0.9939	0.9933	0.9926	0.9920	0.9912	0.9903	0.9893	0.9883	0.9871	0.9857	0.9842	0.9826	0.9808	0.9788	0.9765
	53	0.9946	0.9941	0.9936	0.9930	0.9924	0.9916	0.9907	0.9898	0.9888	0.9876	0.9864	0.9849	0.9834	0.9816	0.9797	0.9775
	54	0.9949	0.9944	0.9939	0.9933	0.9927	0.9920	0.9912	0.9903	0.9893	0.9882	0.9870	0.9856	0.9841	0.9824	0.9805	0.9785
	55	0.9951	0.9946	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9888	0.9876	0.9862	0.9848	0.9832	0.9814	0.9793

29

TABLE I

Conversion from Single Life to

Twelve Year Certain with 50% Joint & Survivor without Pop-Up

CECONY Weekly Participant –1

Age of Pensioner

		30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
A	56	0.9954	0.9949	0.9944	0.9939	0.9933	0.9927	0.9919	0.9911	0.9903	0.9892	0.9881	0.9868	0.9854	0.9839	0.9822	0.9802
G	57	0.9956	0.9951	0.9947	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9886	0.9874	0.9861	0.9847	0.9830	0.9811
E	58	0.9957	0.9953	0.9950	0.9944	0.9939	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892	0.9880	0.9868	0.9853	0.9838	0.9820
	59	0.9960	0.9956	0.9952	0.9947	0.9942	0.9937	0.9931	0.9924	0.9916	0.9908	0.9897	0.9886	0.9874	0.9860	0.9846	0.9828
O	60	0.9962	0.9958	0.9954	0.9949	0.9945	0.9940	0.9934	0.9927	0.9920	0.9912	0.9902	0.9891	0.9881	0.9867	0.9853	0.9836
F	61	0.9963	0.9959	0.9956	0.9952	0.9948	0.9943	0.9937	0.9931	0.9924	0.9916	0.9907	0.9897	0.9886	0.9874	0.9860	0.9844
	62	0.9966	0.9962	0.9959	0.9955	0.9951	0.9946	0.9940	0.9934	0.9928	0.9921	0.9912	0.9902	0.9891	0.9880	0.9867	0.9852
B	63	0.9967	0.9963	0.9961	0.9957	0.9953	0.9948	0.9944	0.9938	0.9932	0.9924	0.9916	0.9907	0.9897	0.9885	0.9873	0.9859
E	64	0.9969	0.9965	0.9963	0.9958	0.9956	0.9951	0.9947	0.9941	0.9935	0.9928	0.9920	0.9911	0.9902	0.9891	0.9879	0.9866
N	65	0.9970	0.9967	0.9965	0.9961	0.9958	0.9954	0.9949	0.9944	0.9938	0.9932	0.9925	0.9916	0.9907	0.9897	0.9885	0.9872
E	66	0.9971	0.9968	0.9966	0.9963	0.9960	0.9956	0.9952	0.9947	0.9942	0.9936	0.9929	0.9920	0.9911	0.9902	0.9891	0.9878
F	67	0.9973	0.9970	0.9968	0.9964	0.9962	0.9958	0.9954	0.9949	0.9945	0.9939	0.9932	0.9924	0.9916	0.9907	0.9896	0.9884
I	68	0.9974	0.9971	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9948	0.9942	0.9936	0.9928	0.9921	0.9912	0.9902	0.9890
C	69	0.9975	0.9973	0.9971	0.9968	0.9966	0.9963	0.9959	0.9955	0.9950	0.9945	0.9939	0.9931	0.9925	0.9916	0.9906	0.9895
I	70	0.9977	0.9974	0.9973	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9947	0.9942	0.9935	0.9928	0.9920	0.9910	0.9900
A	71	0.9977	0.9975	0.9974	0.9971	0.9969	0.9966	0.9963	0.9959	0.9955	0.9950	0.9945	0.9938	0.9932	0.9923	0.9915	0.9905
R	72	0.9979	0.9977	0.9975	0.9972	0.9970	0.9968	0.9964	0.9961	0.9957	0.9953	0.9947	0.9941	0.9935	0.9927	0.9919	0.9909
Y	73	0.9980	0.9977	0.9976	0.9973	0.9972	0.9970	0.9966	0.9962	0.9959	0.9955	0.9949	0.9944	0.9938	0.9931	0.9922	0.9913
	74	0.9980	0.9978	0.9977	0.9975	0.9973	0.9970	0.9968	0.9965	0.9961	0.9957	0.9952	0.9946	0.9940	0.9934	0.9926	0.9917
	75	0.9981	0.9980	0.9978	0.9976	0.9974	0.9972	0.9969	0.9966	0.9963	0.9959	0.9954	0.9948	0.9943	0.9936	0.9929	0.9920
	76	0.9982	0.9980	0.9979	0.9977	0.9976	0.9973	0.9970	0.9967	0.9965	0.9960	0.9956	0.9951	0.9946	0.9939	0.9932	0.9923
	77	0.9983	0.9981	0.9980	0.9977	0.9976	0.9974	0.9972	0.9969	0.9966	0.9962	0.9958	0.9952	0.9947	0.9941	0.9934	0.9926
	78	0.9983	0.9981	0.9980	0.9978	0.9977	0.9975	0.9972	0.9970	0.9967	0.9964	0.9960	0.9954	0.9950	0.9943	0.9936	0.9929
	79	0.9983	0.9982	0.9981	0.9979	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960	0.9955	0.9951	0.9945	0.9939	0.9931
	80	0.9984	0.9983	0.9982	0.9980	0.9979	0.9976	0.9974	0.9972	0.9969	0.9966	0.9962	0.9957	0.9953	0.9947	0.9940	0.9933
	81	0.9985	0.9983	0.9982	0.9980	0.9979	0.9977	0.9975	0.9972	0.9970	0.9967	0.9963	0.9959	0.9954	0.9949	0.9942	0.9935
	82	0.9985	0.9983	0.9983	0.9980	0.9979	0.9978	0.9975	0.9973	0.9971	0.9967	0.9964	0.9959	0.9955	0.9949	0.9943	0.9937
	83	0.9986	0.9983	0.9983	0.9981	0.9980	0.9979	0.9976	0.9974	0.9971	0.9968	0.9965	0.9960	0.9956	0.9951	0.9945	0.9938
	84	0.9986	0.9984	0.9983	0.9982	0.9981	0.9979	0.9976	0.9975	0.9972	0.9969	0.9966	0.9962	0.9957	0.9952	0.9946	0.9939
	85	0.9986	0.9984	0.9983	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9966	0.9962	0.9958	0.9953	0.9947	0.9941

30

TABLE I

Conversion from Single Life Annuity to

12 Year Certain And Life With 50% Joint And Survivor without Pop-Up

CECONY Weekly Participant –1

Age of Pensioner

		46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
A	25	0.9491	0.9453	0.9410	0.9367	0.9319	0.9270	0.9218	0.9162	0.9102	0.9039	0.8972	0.8899	0.8822	0.8738	0.8650	0.8555
G	26	0.9498	0.9459	0.9417	0.9373	0.9327	0.9278	0.9225	0.9169	0.9110	0.9047	0.8979	0.8907	0.8830	0.8746	0.8658	0.8563
E	27	0.9505	0.9466	0.9424	0.9380	0.9334	0.9285	0.9233	0.9177	0.9118	0.9055	0.8987	0.8915	0.8838	0.8755	0.8666	0.8572
	28	0.9511	0.9473	0.9431	0.9388	0.9341	0.9293	0.9241	0.9185	0.9126	0.9063	0.8996	0.8924	0.8847	0.8764	0.8676	0.8581
O	29	0.9519	0.9480	0.9439	0.9396	0.9349	0.9301	0.9249	0.9194	0.9135	0.9073	0.9005	0.8933	0.8856	0.8774	0.8685	0.8591
F	30	0.9526	0.9488	0.9447	0.9404	0.9358	0.9310	0.9258	0.9203	0.9144	0.9082	0.9014	0.8943	0.8866	0.8784	0.8695	0.8601
	31	0.9534	0.9496	0.9455	0.9412	0.9367	0.9319	0.9267	0.9213	0.9153	0.9092	0.9025	0.8953	0.8877	0.8794	0.8706	0.8611
B	32	0.9542	0.9504	0.9464	0.9421	0.9376	0.9328	0.9277	0.9223	0.9164	0.9102	0.9035	0.8964	0.8887	0.8805	0.8717	0.8623
E	33	0.9550	0.9513	0.9473	0.9430	0.9386	0.9338	0.9287	0.9233	0.9175	0.9113	0.9046	0.8976	0.8899	0.8817	0.8729	0.8635
N	34	0.9559	0.9522	0.9482	0.9440	0.9395	0.9348	0.9298	0.9244	0.9186	0.9124	0.9058	0.8987	0.8912	0.8830	0.8742	0.8648
E	35	0.9568	0.9531	0.9492	0.9450	0.9406	0.9358	0.9308	0.9255	0.9197	0.9137	0.9070	0.9000	0.8924	0.8842	0.8755	0.8661
F	36	0.9577	0.9541	0.9502	0.9460	0.9417	0.9370	0.9320	0.9267	0.9209	0.9149	0.9083	0.9013	0.8937	0.8856	0.8769	0.8675
I	37	0.9587	0.9551	0.9512	0.9471	0.9428	0.9382	0.9332	0.9279	0.9222	0.9162	0.9096	0.9027	0.8951	0.8870	0.8784	0.8691
C	38	0.9596	0.9560	0.9523	0.9482	0.9439	0.9393	0.9344	0.9292	0.9235	0.9175	0.9110	0.9041	0.8966	0.8885	0.8798	0.8706
I	39	0.9606	0.9571	0.9533	0.9493	0.9451	0.9405	0.9357	0.9305	0.9249	0.9189	0.9125	0.9056	0.8982	0.8901	0.8815	0.8722
A	40	0.9616	0.9581	0.9544	0.9505	0.9463	0.9418	0.9370	0.9319	0.9263	0.9204	0.9140	0.9071	0.8997	0.8917	0.8832	0.8739
R	41	0.9626	0.9592	0.9556	0.9517	0.9475	0.9431	0.9384	0.9333	0.9277	0.9219	0.9156	0.9088	0.9014	0.8934	0.8849	0.8757
Y	42	0.9636	0.9603	0.9567	0.9529	0.9488	0.9445	0.9398	0.9347	0.9293	0.9235	0.9172	0.9104	0.9031	0.8952	0.8868	0.8776
	43	0.9647	0.9615	0.9579	0.9541	0.9501	0.9458	0.9412	0.9363	0.9308	0.9251	0.9188	0.9122	0.9049	0.8971	0.8886	0.8795
	44	0.9657	0.9625	0.9591	0.9554	0.9514	0.9472	0.9426	0.9378	0.9324	0.9268	0.9206	0.9140	0.9067	0.8989	0.8906	0.8815
	45	0.9668	0.9637	0.9602	0.9566	0.9527	0.9486	0.9442	0.9393	0.9340	0.9285	0.9223	0.9158	0.9087	0.9009	0.8926	0.8836
	46	0.9679	0.9648	0.9615	0.9579	0.9541	0.9500	0.9457	0.9409	0.9357	0.9302	0.9241	0.9177	0.9107	0.9030	0.8948	0.8858
	47	0.9689	0.9659	0.9627	0.9592	0.9555	0.9515	0.9472	0.9425	0.9374	0.9320	0.9261	0.9196	0.9127	0.9051	0.8969	0.8881
	48	0.9700	0.9671	0.9639	0.9605	0.9569	0.9530	0.9488	0.9442	0.9392	0.9338	0.9280	0.9216	0.9148	0.9073	0.8992	0.8904
	49	0.9711	0.9682	0.9651	0.9618	0.9583	0.9545	0.9504	0.9458	0.9410	0.9357	0.9299	0.9237	0.9169	0.9095	0.9015	0.8928
	50	0.9721	0.9694	0.9664	0.9631	0.9597	0.9559	0.9519	0.9475	0.9427	0.9376	0.9319	0.9258	0.9191	0.9118	0.9039	0.8953
	51	0.9732	0.9705	0.9676	0.9645	0.9611	0.9575	0.9536	0.9492	0.9445	0.9395	0.9339	0.9279	0.9213	0.9141	0.9063	0.8978
	52	0.9742	0.9716	0.9688	0.9658	0.9625	0.9590	0.9551	0.9510	0.9463	0.9414	0.9359	0.9301	0.9236	0.9165	0.9088	0.9004
	53	0.9752	0.9728	0.9700	0.9671	0.9639	0.9604	0.9568	0.9527	0.9481	0.9434	0.9380	0.9323	0.9259	0.9189	0.9113	0.9030
	54	0.9763	0.9739	0.9712	0.9683	0.9652	0.9619	0.9583	0.9543	0.9500	0.9453	0.9400	0.9344	0.9282	0.9214	0.9139	0.9057
	55	0.9772	0.9750	0.9723	0.9696	0.9667	0.9634	0.9599	0.9561	0.9518	0.9472	0.9422	0.9366	0.9306	0.9238	0.9165	0.9085

31

TABLE I

Conversion from Single Life Annuity to

12 Year Certain And Life With 50% Joint And Survivor Without Pop Up

CECONY Weekly Participant –1

Age of Pensioner

		46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
A	56	0.9782	0.9760	0.9735	0.9708	0.9680	0.9648	0.9615	0.9577	0.9536	0.9492	0.9443	0.9389	0.9330	0.9263	0.9191	0.9113
G	57	0.9792	0.9771	0.9747	0.9721	0.9693	0.9663	0.9631	0.9595	0.9554	0.9511	0.9463	0.9411	0.9353	0.9288	0.9219	0.9141
E	58	0.9801	0.9781	0.9758	0.9733	0.9707	0.9678	0.9646	0.9612	0.9573	0.9531	0.9484	0.9433	0.9376	0.9314	0.9245	0.9169
	59	0.9810	0.9790	0.9769	0.9745	0.9719	0.9691	0.9661	0.9628	0.9590	0.9550	0.9505	0.9456	0.9401	0.9339	0.9272	0.9199
O	60	0.9819	0.9800	0.9779	0.9757	0.9732	0.9705	0.9676	0.9644	0.9607	0.9569	0.9525	0.9478	0.9424	0.9365	0.9300	0.9227
F	61	0.9828	0.9810	0.9789	0.9768	0.9744	0.9718	0.9691	0.9660	0.9625	0.9587	0.9545	0.9499	0.9447	0.9390	0.9326	0.9256
	62	0.9836	0.9818	0.9799	0.9779	0.9756	0.9731	0.9704	0.9675	0.9641	0.9606	0.9565	0.9520	0.9471	0.9414	0.9353	0.9284
B	63	0.9843	0.9827	0.9808	0.9789	0.9767	0.9744	0.9718	0.9690	0.9658	0.9623	0.9584	0.9541	0.9493	0.9439	0.9378	0.9312
E	64	0.9851	0.9836	0.9818	0.9799	0.9778	0.9756	0.9732	0.9704	0.9673	0.9641	0.9603	0.9562	0.9515	0.9463	0.9404	0.9339
N	65	0.9858	0.9844	0.9827	0.9808	0.9789	0.9767	0.9744	0.9718	0.9689	0.9657	0.9621	0.9581	0.9536	0.9485	0.9430	0.9366
E	66	0.9865	0.9851	0.9835	0.9818	0.9799	0.9779	0.9756	0.9731	0.9704	0.9674	0.9639	0.9600	0.9557	0.9508	0.9454	0.9393
F	67	0.9872	0.9858	0.9843	0.9827	0.9809	0.9789	0.9768	0.9745	0.9718	0.9689	0.9655	0.9619	0.9577	0.9530	0.9477	0.9419
I	68	0.9878	0.9865	0.9851	0.9835	0.9818	0.9799	0.9779	0.9757	0.9731	0.9704	0.9671	0.9636	0.9596	0.9551	0.9501	0.9444
C	69	0.9884	0.9872	0.9858	0.9843	0.9827	0.9809	0.9790	0.9768	0.9743	0.9717	0.9686	0.9653	0.9615	0.9571	0.9522	0.9467
I	70	0.9889	0.9877	0.9864	0.9850	0.9835	0.9818	0.9800	0.9779	0.9755	0.9730	0.9701	0.9669	0.9632	0.9590	0.9543	0.9490
A	71	0.9895	0.9884	0.9871	0.9857	0.9842	0.9826	0.9809	0.9789	0.9767	0.9743	0.9714	0.9684	0.9648	0.9608	0.9563	0.9512
R	72	0.9900	0.9888	0.9876	0.9863	0.9850	0.9834	0.9817	0.9798	0.9777	0.9754	0.9728	0.9698	0.9664	0.9625	0.9581	0.9532
Y	73	0.9904	0.9893	0.9882	0.9869	0.9856	0.9841	0.9825	0.9807	0.9787	0.9765	0.9740	0.9711	0.9679	0.9641	0.9599	0.9551
	74	0.9908	0.9898	0.9887	0.9874	0.9862	0.9847	0.9833	0.9816	0.9796	0.9775	0.9750	0.9723	0.9692	0.9656	0.9615	0.9569
	75	0.9911	0.9902	0.9891	0.9880	0.9867	0.9854	0.9839	0.9823	0.9804	0.9784	0.9760	0.9734	0.9705	0.9669	0.9630	0.9586
	76	0.9915	0.9906	0.9896	0.9884	0.9872	0.9860	0.9846	0.9830	0.9812	0.9793	0.9770	0.9745	0.9716	0.9683	0.9645	0.9601
	77	0.9919	0.9909	0.9899	0.9889	0.9877	0.9865	0.9852	0.9837	0.9819	0.9800	0.9778	0.9754	0.9726	0.9694	0.9657	0.9615
	78	0.9921	0.9912	0.9903	0.9892	0.9881	0.9870	0.9857	0.9842	0.9825	0.9807	0.9786	0.9763	0.9736	0.9705	0.9669	0.9628
	79	0.9923	0.9915	0.9905	0.9895	0.9885	0.9874	0.9861	0.9847	0.9831	0.9813	0.9793	0.9771	0.9745	0.9713	0.9679	0.9639
	80	0.9926	0.9918	0.9908	0.9899	0.9888	0.9877	0.9865	0.9852	0.9836	0.9819	0.9800	0.9778	0.9752	0.9722	0.9689	0.9650
	81	0.9928	0.9920	0.9911	0.9901	0.9891	0.9880	0.9869	0.9856	0.9840	0.9824	0.9805	0.9784	0.9759	0.9730	0.9697	0.9660
	82	0.9930	0.9922	0.9913	0.9904	0.9894	0.9884	0.9872	0.9859	0.9844	0.9829	0.9810	0.9789	0.9765	0.9736	0.9705	0.9668
	83	0.9931	0.9924	0.9915	0.9906	0.9896	0.9886	0.9875	0.9863	0.9847	0.9833	0.9814	0.9794	0.9770	0.9743	0.9711	0.9676
	84	0.9933	0.9925	0.9917	0.9908	0.9899	0.9889	0.9877	0.9865	0.9851	0.9836	0.9818	0.9798	0.9775	0.9748	0.9718	0.9682
	85	0.9934	0.9927	0.9918	0.9909	0.9900	0.9890	0.9880	0.9868	0.9853	0.9839	0.9821	0.9802	0.9779	0.9752	0.9722	0.9687

32

TABLE I

Conversion from Single Life Annuity to

12 Year Certain And Life With 50% Joint And Survivor Without Pop Up

CECONY Weekly Participant –1

Age of Pensioner

		62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	25	0.8455	0.8347	0.8232	0.8112	0.7984	0.7851	0.7710	0.7563	0.7410	0.7250	0.7083	0.6909	0.6729	0.6544
G	26	0.8462	0.8355	0.8241	0.8121	0.7993	0.7859	0.7718	0.7571	0.7418	0.7258	0.7091	0.6917	0.6737	0.6552
E	27	0.8472	0.8364	0.8250	0.8129	0.8001	0.7868	0.7727	0.7580	0.7426	0.7266	0.7099	0.6926	0.6745	0.6560
	28	0.8481	0.8373	0.8259	0.8139	0.8011	0.7877	0.7737	0.7589	0.7436	0.7275	0.7108	0.6934	0.6754	0.6569
O	29	0.8490	0.8383	0.8269	0.8149	0.8021	0.7887	0.7746	0.7599	0.7445	0.7285	0.7118	0.6944	0.6763	0.6578
F	30	0.8501	0.8393	0.8279	0.8159	0.8032	0.7898	0.7757	0.7610	0.7456	0.7296	0.7129	0.6954	0.6773	0.6588
	31	0.8511	0.8404	0.8290	0.8170	0.8043	0.7909	0.7768	0.7621	0.7467	0.7307	0.7140	0.6965	0.6784	0.6599
B	32	0.8523	0.8416	0.8302	0.8182	0.8055	0.7921	0.7780	0.7633	0.7479	0.7318	0.7151	0.6977	0.6795	0.6609
E	33	0.8535	0.8428	0.8315	0.8195	0.8067	0.7933	0.7792	0.7645	0.7492	0.7331	0.7163	0.6989	0.6807	0.6622
N	34	0.8548	0.8441	0.8327	0.8208	0.8081	0.7947	0.7806	0.7659	0.7505	0.7344	0.7176	0.7002	0.6820	0.6634
E	35	0.8562	0.8455	0.8342	0.8222	0.8095	0.7961	0.7820	0.7673	0.7519	0.7358	0.7190	0.7016	0.6834	0.6648
F	36	0.8576	0.8469	0.8356	0.8237	0.8109	0.7976	0.7835	0.7688	0.7534	0.7373	0.7205	0.7030	0.6848	0.6662
I	37	0.8591	0.8484	0.8372	0.8252	0.8125	0.7991	0.7850	0.7704	0.7550	0.7389	0.7221	0.7046	0.6864	0.6677
C	38	0.8607	0.8501	0.8388	0.8269	0.8141	0.8008	0.7867	0.7720	0.7566	0.7406	0.7237	0.7062	0.6880	0.6693
I	39	0.8624	0.8518	0.8405	0.8286	0.8159	0.8026	0.7885	0.7738	0.7584	0.7423	0.7255	0.7080	0.6897	0.6710
A	40	0.8641	0.8535	0.8422	0.8304	0.8177	0.8044	0.7904	0.7756	0.7603	0.7442	0.7273	0.7098	0.6916	0.6728
R	41	0.8659	0.8554	0.8441	0.8323	0.8197	0.8064	0.7923	0.7777	0.7623	0.7462	0.7293	0.7117	0.6935	0.6747
Y	42	0.8678	0.8574	0.8461	0.8343	0.8217	0.8085	0.7944	0.7797	0.7643	0.7482	0.7314	0.7138	0.6955	0.6767
	43	0.8698	0.8594	0.8482	0.8364	0.8239	0.8106	0.7965	0.7819	0.7665	0.7504	0.7335	0.7160	0.6977	0.6789
	44	0.8719	0.8615	0.8503	0.8386	0.8261	0.8129	0.7988	0.7842	0.7688	0.7527	0.7359	0.7183	0.6999	0.6811
	45	0.8741	0.8637	0.8527	0.8409	0.8284	0.8152	0.8012	0.7866	0.7712	0.7552	0.7383	0.7207	0.7023	0.6835
	46	0.8763	0.8660	0.8550	0.8433	0.8308	0.8177	0.8037	0.7891	0.7738	0.7577	0.7408	0.7232	0.7048	0.6860
	47	0.8786	0.8684	0.8574	0.8458	0.8334	0.8203	0.8063	0.7917	0.7764	0.7603	0.7435	0.7259	0.7075	0.6886
	48	0.8810	0.8708	0.8600	0.8484	0.8360	0.8229	0.8091	0.7945	0.7792	0.7631	0.7463	0.7286	0.7102	0.6914
	49	0.8835	0.8734	0.8625	0.8510	0.8387	0.8257	0.8119	0.7974	0.7821	0.7660	0.7492	0.7316	0.7132	0.6942
	50	0.8861	0.8760	0.8653	0.8539	0.8416	0.8287	0.8149	0.8003	0.7851	0.7690	0.7522	0.7346	0.7162	0.6973
	51	0.8887	0.8787	0.8681	0.8567	0.8446	0.8317	0.8179	0.8034	0.7882	0.7723	0.7555	0.7378	0.7194	0.7004
	52	0.8914	0.8816	0.8710	0.8597	0.8476	0.8347	0.8211	0.8067	0.7916	0.7756	0.7588	0.7412	0.7228	0.7038
	53	0.8941	0.8844	0.8739	0.8628	0.8507	0.8381	0.8244	0.8101	0.7950	0.7790	0.7622	0.7447	0.7262	0.7073
	54	0.8970	0.8874	0.8770	0.8659	0.8540	0.8414	0.8279	0.8136	0.7985	0.7826	0.7659	0.7483	0.7299	0.7110
	55	0.8998	0.8903	0.8801	0.8692	0.8574	0.8448	0.8314	0.8172	0.8023	0.7864	0.7697	0.7522	0.7338	0.7148

33

TABLE I

Conversion from Single Life Annuity to

12 Year Certain And Life With 50% Joint And Survivor Without Pop Up

CECONY Weekly Participant –1

Age of Pensioner

		62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	56	0.9028	0.8934	0.8833	0.8725	0.8608	0.8484	0.8351	0.8209	0.8060	0.7903	0.7736	0.7561	0.7377	0.7187
G	57	0.9057	0.8965	0.8866	0.8759	0.8643	0.8520	0.8388	0.8248	0.8100	0.7943	0.7777	0.7602	0.7419	0.7229
E	58	0.9087	0.8997	0.8899	0.8793	0.8680	0.8557	0.8427	0.8288	0.8141	0.7985	0.7819	0.7645	0.7462	0.7273
	59	0.9118	0.9029	0.8933	0.8829	0.8716	0.8595	0.8466	0.8328	0.8182	0.8027	0.7863	0.7689	0.7506	0.7317
O	60	0.9148	0.9062	0.8966	0.8864	0.8753	0.8635	0.8506	0.8370	0.8225	0.8071	0.7907	0.7735	0.7553	0.7364
F	61	0.9178	0.9093	0.9000	0.8900	0.8791	0.8674	0.8547	0.8412	0.8269	0.8116	0.7953	0.7781	0.7600	0.7411
	62	0.9208	0.9126	0.9035	0.8936	0.8829	0.8713	0.8589	0.8455	0.8313	0.8162	0.8000	0.7829	0.7648	0.7460
B	63	0.9239	0.9158	0.9068	0.8972	0.8866	0.8753	0.8630	0.8498	0.8358	0.8208	0.8047	0.7878	0.7698	0.7510
E	64	0.9268	0.9189	0.9102	0.9008	0.8905	0.8792	0.8672	0.8542	0.8403	0.8255	0.8096	0.7927	0.7748	0.7561
N	65	0.9297	0.9220	0.9136	0.9043	0.8941	0.8833	0.8713	0.8585	0.8448	0.8301	0.8144	0.7976	0.7798	0.7613
E	66	0.9326	0.9251	0.9168	0.9078	0.8978	0.8871	0.8754	0.8628	0.8493	0.8348	0.8192	0.8026	0.7850	0.7665
F	67	0.9354	0.9281	0.9200	0.9112	0.9015	0.8910	0.8795	0.8671	0.8538	0.8395	0.8241	0.8076	0.7901	0.7717
I	68	0.9381	0.9309	0.9231	0.9145	0.9051	0.8947	0.8835	0.8714	0.8582	0.8441	0.8288	0.8126	0.7951	0.7769
C	69	0.9406	0.9337	0.9262	0.9178	0.9085	0.8985	0.8874	0.8755	0.8626	0.8486	0.8336	0.8174	0.8002	0.7821
I	70	0.9431	0.9364	0.9290	0.9209	0.9118	0.9020	0.8912	0.8795	0.8668	0.8530	0.8382	0.8223	0.8051	0.7872
A	71	0.9454	0.9390	0.9318	0.9239	0.9151	0.9054	0.8949	0.8834	0.8709	0.8574	0.8428	0.8270	0.8101	0.7922
R	72	0.9477	0.9414	0.9344	0.9267	0.9181	0.9088	0.8984	0.8871	0.8748	0.8616	0.8471	0.8315	0.8148	0.7971
Y	73	0.9498	0.9437	0.9369	0.9294	0.9210	0.9119	0.9018	0.8907	0.8787	0.8656	0.8513	0.8360	0.8194	0.8018
	74	0.9517	0.9458	0.9393	0.9320	0.9238	0.9148	0.9049	0.8941	0.8823	0.8694	0.8554	0.8402	0.8237	0.8064
	75	0.9536	0.9478	0.9415	0.9344	0.9264	0.9177	0.9080	0.8974	0.8857	0.8730	0.8593	0.8442	0.8280	0.8107
	76	0.9553	0.9497	0.9435	0.9366	0.9288	0.9203	0.9108	0.9004	0.8889	0.8765	0.8628	0.8480	0.8320	0.8148
	77	0.9568	0.9515	0.9453	0.9386	0.9311	0.9226	0.9133	0.9032	0.8919	0.8797	0.8662	0.8516	0.8356	0.8187
	78	0.9582	0.9530	0.9471	0.9405	0.9330	0.9249	0.9158	0.9057	0.8948	0.8827	0.8694	0.8549	0.8391	0.8224
	79	0.9596	0.9544	0.9486	0.9422	0.9349	0.9270	0.9179	0.9081	0.8973	0.8854	0.8723	0.8580	0.8424	0.8258
	80	0.9607	0.9557	0.9500	0.9438	0.9367	0.9288	0.9199	0.9103	0.8997	0.8880	0.8749	0.8609	0.8454	0.8290
	81	0.9617	0.9569	0.9513	0.9451	0.9382	0.9305	0.9218	0.9123	0.9018	0.8902	0.8775	0.8634	0.8481	0.8317
	82	0.9627	0.9579	0.9524	0.9464	0.9395	0.9320	0.9235	0.9141	0.9037	0.8922	0.8796	0.8657	0.8506	0.8344
	83	0.9635	0.9588	0.9535	0.9476	0.9408	0.9333	0.9249	0.9156	0.9054	0.8941	0.8816	0.8679	0.8528	0.8368
	84	0.9642	0.9596	0.9543	0.9485	0.9419	0.9345	0.9262	0.9171	0.9070	0.8958	0.8833	0.8698	0.8549	0.8389
	85	0.9649	0.9603	0.9552	0.9494	0.9428	0.9356	0.9274	0.9183	0.9083	0.8972	0.8849	0.8714	0.8567	0.8407

34

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	25	0.9822	0.9806	0.9790	0.9772	0.9753	0.9733	0.9710	0.9686	0.9659	0.9631	0.9600	0.9567	0.9532	0.9494	0.9454	0.9409	0.9363
G	26	0.9826	0.9811	0.9796	0.9778	0.9760	0.9739	0.9716	0.9693	0.9666	0.9639	0.9608	0.9576	0.9540	0.9503	0.9463	0.9420	0.9373
E	27	0.9831	0.9817	0.9801	0.9784	0.9766	0.9746	0.9723	0.9700	0.9674	0.9647	0.9617	0.9584	0.9550	0.9513	0.9473	0.9430	0.9383
	28	0.9836	0.9822	0.9807	0.9790	0.9772	0.9752	0.9730	0.9708	0.9682	0.9655	0.9625	0.9594	0.9559	0.9523	0.9483	0.9441	0.9395
O	29	0.9840	0.9827	0.9812	0.9795	0.9778	0.9759	0.9737	0.9715	0.9690	0.9664	0.9634	0.9603	0.9569	0.9533	0.9493	0.9452	0.9406
F	30	0.9846	0.9832	0.9817	0.9801	0.9785	0.9766	0.9744	0.9723	0.9697	0.9672	0.9643	0.9612	0.9579	0.9543	0.9505	0.9463	0.9418
	31	0.9851	0.9837	0.9823	0.9807	0.9791	0.9772	0.9751	0.9731	0.9706	0.9681	0.9652	0.9622	0.9589	0.9554	0.9516	0.9474	0.9430
B	32	0.9855	0.9842	0.9828	0.9813	0.9797	0.9779	0.9759	0.9738	0.9714	0.9689	0.9662	0.9632	0.9600	0.9565	0.9527	0.9486	0.9443
E	33	0.9860	0.9847	0.9834	0.9819	0.9804	0.9786	0.9766	0.9746	0.9722	0.9698	0.9671	0.9642	0.9610	0.9576	0.9539	0.9499	0.9455
N	34	0.9864	0.9852	0.9839	0.9825	0.9810	0.9793	0.9774	0.9753	0.9730	0.9707	0.9680	0.9652	0.9620	0.9587	0.9551	0.9511	0.9469
E	35	0.9869	0.9857	0.9845	0.9831	0.9816	0.9799	0.9781	0.9761	0.9739	0.9716	0.9690	0.9662	0.9631	0.9599	0.9563	0.9524	0.9482
F	36	0.9873	0.9863	0.9850	0.9837	0.9822	0.9806	0.9788	0.9769	0.9748	0.9725	0.9700	0.9672	0.9643	0.9610	0.9575	0.9537	0.9495
I	37	0.9878	0.9867	0.9855	0.9842	0.9829	0.9813	0.9795	0.9777	0.9756	0.9734	0.9709	0.9683	0.9653	0.9622	0.9588	0.9550	0.9509
C	38	0.9882	0.9872	0.9861	0.9848	0.9835	0.9820	0.9803	0.9785	0.9764	0.9743	0.9719	0.9693	0.9664	0.9634	0.9600	0.9563	0.9523
I	39	0.9887	0.9876	0.9866	0.9853	0.9841	0.9826	0.9810	0.9793	0.9772	0.9752	0.9729	0.9703	0.9676	0.9645	0.9613	0.9576	0.9537
A	40	0.9890	0.9881	0.9871	0.9859	0.9847	0.9833	0.9816	0.9800	0.9781	0.9761	0.9738	0.9714	0.9686	0.9658	0.9625	0.9590	0.9552
R	41	0.9895	0.9886	0.9875	0.9864	0.9853	0.9839	0.9824	0.9808	0.9789	0.9770	0.9748	0.9724	0.9697	0.9669	0.9638	0.9604	0.9566
Y	42	0.9899	0.9890	0.9880	0.9870	0.9859	0.9845	0.9830	0.9815	0.9797	0.9779	0.9758	0.9734	0.9709	0.9681	0.9651	0.9617	0.9581
	43	0.9903	0.9895	0.9886	0.9875	0.9865	0.9852	0.9837	0.9822	0.9805	0.9788	0.9767	0.9744	0.9720	0.9693	0.9663	0.9631	0.9596
	44	0.9907	0.9899	0.9890	0.9880	0.9870	0.9858	0.9844	0.9830	0.9813	0.9796	0.9776	0.9754	0.9731	0.9705	0.9676	0.9645	0.9610
	45	0.9911	0.9903	0.9894	0.9885	0.9876	0.9863	0.9851	0.9837	0.9820	0.9804	0.9785	0.9764	0.9741	0.9716	0.9689	0.9658	0.9625
	46	0.9914	0.9907	0.9899	0.9890	0.9881	0.9869	0.9856	0.9844	0.9828	0.9812	0.9794	0.9774	0.9752	0.9728	0.9701	0.9672	0.9639
	47	0.9918	0.9911	0.9903	0.9895	0.9886	0.9875	0.9863	0.9851	0.9836	0.9820	0.9803	0.9784	0.9762	0.9739	0.9714	0.9685	0.9654
	48	0.9922	0.9915	0.9908	0.9899	0.9891	0.9881	0.9869	0.9858	0.9843	0.9829	0.9812	0.9793	0.9773	0.9751	0.9725	0.9698	0.9668
	49	0.9925	0.9919	0.9912	0.9904	0.9896	0.9886	0.9875	0.9864	0.9850	0.9837	0.9821	0.9802	0.9783	0.9761	0.9738	0.9712	0.9682
	50	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9881	0.9870	0.9857	0.9844	0.9829	0.9812	0.9792	0.9772	0.9750	0.9724	0.9696
	51	0.9932	0.9926	0.9920	0.9912	0.9906	0.9897	0.9887	0.9877	0.9864	0.9851	0.9837	0.9821	0.9803	0.9783	0.9761	0.9737	0.9710
	52	0.9935	0.9930	0.9924	0.9917	0.9910	0.9902	0.9892	0.9883	0.9870	0.9859	0.9845	0.9829	0.9812	0.9793	0.9773	0.9749	0.9723
	53	0.9938	0.9933	0.9927	0.9921	0.9914	0.9907	0.9898	0.9889	0.9877	0.9865	0.9852	0.9838	0.9821	0.9803	0.9784	0.9761	0.9737
	54	0.9941	0.9936	0.9931	0.9925	0.9919	0.9911	0.9903	0.9894	0.9883	0.9873	0.9860	0.9846	0.9830	0.9813	0.9794	0.9773	0.9749
	55	0.9944	0.9939	0.9935	0.9929	0.9923	0.9916	0.9907	0.9900	0.9890	0.9880	0.9867	0.9854	0.9839	0.9823	0.9805	0.9784	0.9762

35

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	56	0.9947	0.9943	0.9938	0.9932	0.9927	0.9920	0.9912	0.9905	0.9895	0.9886	0.9875	0.9861	0.9847	0.9833	0.9815	0.9796	0.9774
G	57	0.9950	0.9946	0.9941	0.9936	0.9931	0.9925	0.9918	0.9910	0.9901	0.9892	0.9881	0.9869	0.9856	0.9842	0.9825	0.9807	0.9787
E	58	0.9953	0.9949	0.9944	0.9940	0.9935	0.9929	0.9922	0.9915	0.9907	0.9898	0.9888	0.9876	0.9864	0.9851	0.9835	0.9817	0.9798
	59	0.9955	0.9952	0.9947	0.9943	0.9939	0.9933	0.9927	0.9920	0.9912	0.9904	0.9894	0.9884	0.9872	0.9859	0.9845	0.9828	0.9810
O	60	0.9958	0.9954	0.9950	0.9946	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9901	0.9891	0.9880	0.9867	0.9854	0.9838	0.9821
F	61	0.9960	0.9957	0.9953	0.9949	0.9946	0.9941	0.9935	0.9929	0.9922	0.9915	0.9907	0.9897	0.9886	0.9875	0.9863	0.9848	0.9832
	62	0.9962	0.9959	0.9956	0.9952	0.9949	0.9945	0.9939	0.9934	0.9927	0.9921	0.9913	0.9903	0.9894	0.9883	0.9871	0.9857	0.9842
B	63	0.9964	0.9962	0.9959	0.9955	0.9952	0.9948	0.9943	0.9938	0.9931	0.9926	0.9918	0.9909	0.9901	0.9891	0.9879	0.9867	0.9852
E	64	0.9967	0.9964	0.9961	0.9958	0.9955	0.9951	0.9947	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9887	0.9875	0.9861
N	65	0.9969	0.9967	0.9964	0.9961	0.9958	0.9954	0.9950	0.9946	0.9940	0.9935	0.9929	0.9922	0.9914	0.9905	0.9895	0.9883	0.9870
E	66	0.9971	0.9969	0.9967	0.9963	0.9961	0.9958	0.9953	0.9950	0.9944	0.9939	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892	0.9880
F	67	0.9973	0.9971	0.9969	0.9966	0.9964	0.9960	0.9956	0.9953	0.9948	0.9944	0.9938	0.9932	0.9925	0.9918	0.9909	0.9899	0.9888
I	68	0.9975	0.9973	0.9971	0.9968	0.9966	0.9963	0.9959	0.9956	0.9952	0.9948	0.9943	0.9937	0.9930	0.9924	0.9916	0.9906	0.9896
C	69	0.9976	0.9975	0.9972	0.9970	0.9969	0.9966	0.9962	0.9960	0.9955	0.9952	0.9947	0.9941	0.9936	0.9929	0.9922	0.9913	0.9903
I	70	0.9978	0.9976	0.9975	0.9972	0.9971	0.9969	0.9965	0.9963	0.9958	0.9955	0.9951	0.9946	0.9940	0.9935	0.9927	0.9920	0.9910
A	71	0.9979	0.9978	0.9976	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9959	0.9955	0.9950	0.9945	0.9940	0.9934	0.9926	0.9917
R	72	0.9981	0.9980	0.9978	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9958	0.9954	0.9949	0.9945	0.9939	0.9932	0.9924
Y	73	0.9982	0.9981	0.9980	0.9978	0.9978	0.9975	0.9973	0.9971	0.9967	0.9965	0.9962	0.9958	0.9954	0.9949	0.9944	0.9937	0.9931
	74	0.9984	0.9983	0.9981	0.9980	0.9979	0.9977	0.9975	0.9974	0.9970	0.9968	0.9965	0.9961	0.9958	0.9953	0.9948	0.9942	0.9936
	75	0.9985	0.9984	0.9983	0.9981	0.9981	0.9979	0.9977	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9958	0.9953	0.9947	0.9941
	76	0.9986	0.9985	0.9984	0.9983	0.9983	0.9981	0.9979	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9946
	77	0.9987	0.9987	0.9986	0.9984	0.9984	0.9983	0.9980	0.9980	0.9977	0.9976	0.9973	0.9970	0.9968	0.9965	0.9960	0.9956	0.9951
	78	0.9988	0.9987	0.9987	0.9986	0.9985	0.9984	0.9983	0.9981	0.9979	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960	0.9955
	79	0.9990	0.9989	0.9988	0.9987	0.9987	0.9986	0.9984	0.9983	0.9981	0.9980	0.9978	0.9975	0.9973	0.9971	0.9967	0.9963	0.9959
	80	0.9990	0.9990	0.9989	0.9988	0.9988	0.9987	0.9985	0.9985	0.9983	0.9982	0.9980	0.9978	0.9975	0.9974	0.9971	0.9967	0.9963
	81	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9984	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9970	0.9966
	82	0.9992	0.9991	0.9991	0.9990	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973	0.9969
	83	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9989	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973
	84	0.9993	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9988	0.9986	0.9985	0.9984	0.9982	0.9981	0.9978	0.9975
	85	0.9994	0.9993	0.9993	0.9993	0.9993	0.9992	0.9991	0.9991	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9978

36

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	25	0.9314	0.9261	0.9205	0.9145	0.9083	0.9017	0.8947	0.8874	0.8797	0.8717	0.8632	0.8543	0.8449	0.8351	0.8247	0.8138	0.8024
G	26	0.9324	0.9271	0.9216	0.9156	0.9094	0.9029	0.8959	0.8886	0.8810	0.8729	0.8645	0.8557	0.8462	0.8364	0.8260	0.8151	0.8037
E	27	0.9335	0.9283	0.9227	0.9168	0.9106	0.9041	0.8972	0.8899	0.8823	0.8743	0.8659	0.8570	0.8476	0.8378	0.8274	0.8165	0.8051
	28	0.9347	0.9295	0.9240	0.9181	0.9119	0.9054	0.8985	0.8912	0.8836	0.8756	0.8673	0.8584	0.8490	0.8392	0.8288	0.8180	0.8065
O	29	0.9359	0.9307	0.9252	0.9194	0.9133	0.9068	0.8999	0.8927	0.8851	0.8771	0.8688	0.8599	0.8506	0.8408	0.8304	0.8195	0.8081
F	30	0.9370	0.9320	0.9265	0.9207	0.9146	0.9082	0.9014	0.8942	0.8866	0.8786	0.8703	0.8615	0.8521	0.8424	0.8320	0.8212	0.8097
	31	0.9383	0.9333	0.9279	0.9221	0.9160	0.9097	0.9028	0.8957	0.8882	0.8803	0.8719	0.8632	0.8539	0.8441	0.8337	0.8230	0.8115
B	32	0.9396	0.9346	0.9293	0.9236	0.9175	0.9112	0.9044	0.8974	0.8898	0.8820	0.8737	0.8649	0.8556	0.8459	0.8356	0.8247	0.9133
E	33	0.9409	0.9360	0.9307	0.9250	0.9191	0.9128	0.9061	0.8990	0.8916	0.8837	0.8755	0.8668	0.8574	0.8478	0.8374	0.8267	0.8153
N	34	0.9423	0.9374	0.9322	0.9266	0.9207	0.9144	0.9078	0.9008	0.8934	0.8856	0.8774	0.8686	0.8594	0.8498	0.8395	0.8287	0.8173
E	35	0.9438	0.9389	0.9337	0.9282	0.9224	0.9161	0.9095	0.9026	0.8953	0.8875	0.8793	0.8707	0.8615	0.8518	0.8416	0.8309	.08195
F	36	0.9452	0.9404	0.9353	0.9298	0.9241	0.9179	0.9114	0.9045	0.8972	0.8895	0.8813	0.8728	0.8636	0.8540	0.8438	0.8331	0.8217
I	37	0.9466	0.9419	0.9369	0.9315	0.9258	0.9197	0.9132	0.9064	0.8992	0.8916	0.8835	0.8750	0.8658	0.8563	0.8461	0.8354	0.8241
C	38	0.9481	0.9435	0.9385	0.9332	0.9276	0.9216	0.9152	0.9084	0.9013	0.8937	0.8857	0.8772	0.8681	0.8586	0.8485	0.8379	0.8266
I	39	0.9496	0.9451	0.9402	0.9350	0.9294	0.9235	0.9172	0.9106	0.9035	0.8959	0.8880	0.8796	0.8706	0.8611	0.8511	0.8404	0.8292
A	39	0.9496	0.9451	0.9402	0.9350	0.9294	0.9235	0.9172	0.9106	0.9035	0.8959	0.8880	0.8796	0.8706	0.8611	0.8511	0.8404	0.8292
R	40	0.9511	0.9467	0.9419	0.9367	0.9313	0.9255	0.9193	0.9127	0.9057	0.8982	0.8904	0.8820	0.8731	0.8637	0.8537	0.8431	0.8319
Y	41	0.9527	0.9483	0.9437	0.9386	0.9333	0.9275	0.9214	0.9148	0.9079	0.9006	0.8929	0.8846	0.8757	0.8664	0.8564	0.8460	0.8348
	42	0.9542	0.9500	0.9454	0.9404	0.9352	0.9296	0.9235	0.9171	0.9103	0.9030	0.8954	0.8872	0.8784	0.8692	0.8593	0.8489	0.8378
	43	0.9558	0.9516	0.9472	0.9423	0.9372	0.9316	0.9257	0.9195	0.9127	0.9055	0.8980	0.8899	0.8812	0.8721	0.8622	0.8520	0.8409
	44	0.9574	0.9533	0.9490	0.9442	0.9392	0.9338	0.9280	0.9218	0.9152	0.9081	0.9007	0.8927	0.8841	0.8751	0.8653	0.8551	0.8442
	45	0.9589	0.9550	0.9508	0.9461	0.9412	0.9359	0.9302	0.9241	0.9177	0.9108	0.9034	0.8956	0.8871	0.8781	0.8685	0.8583	0.8475
	46	0.9605	0.9566	0.9526	0.9480	0.9433	0.9381	0.9325	0.9266	0.9202	0.9135	0.9062	0.8985	0.8901	0.8813	0.8718	0.8617	0.8509
	47	0.9621	0.9583	0.9543	0.9499	0.9453	0.9402	0.9348	0.9290	0.9228	0.9162	0.9090	0.9014	0.8932	0.8845	0.8751	0.8652	0.8546
	48	0.9636	0.9600	0.9561	0.9518	0.9473	0.9424	0.9372	0.9315	0.9254	0.9189	0.9120	0.9045	0.8964	0.8878	0.8786	0.8688	0.8582
	49	0.9651	0.9617	0.9579	0.9537	0.9494	0.9446	0.9395	0.9340	0.9280	0.9217	0.9149	0.9076	0.8996	0.8912	0.8821	0.8724	0.8620
	50	0.9666	0.9633	0.9597	0.9556	0.9514	0.9468	0.9418	0.9364	0.9307	0.9245	0.9178	0.9107	0.9029	0.8947	0.8857	0.8762	0.8660
	51	0.9681	0.9649	0.9614	0.9576	0.9535	0.9490	0.9441	0.9389	0.9333	0.9273	0.9209	0.9138	0.9063	0.8982	0.8893	0.8800	0.8699
	52	0.9696	0.9665	0.9631	0.9594	0.9555	0.9511	0.9465	0.9414	0.9360	0.9302	0.9238	0.9170	0.9097	0.9017	0.8931	0.8839	0.8740
	53	0.9710	0.9680	0.9648	0.9613	0.9575	0.9533	0.9487	0.9439	0.9386	0.9330	0.9269	0.9202	0.9130	0.9053	0.8969	0.8879	0.8782
	54	0.9724	0.9696	0.9665	0.9631	0.9594	0.9554	0.9511	0.9464	0.9413	0.9358	0.9300	0.9235	0.9164	0.9090	0.9008	0.8920	0.8824
	55	0.9738	0.9711	0.9681	0.9648	0.9614	0.9575	0.9533	0.9489	0.9440	0.9387	0.9329	0.9267	0.9199	0.9126	0.9046	0.8960	0.8867

37

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	56	0.9752	0.9725	0.9697	0.9666	0.9632	0.9596	0.9556	0.9513	0.9465	0.9414	0.9360	0.9300	0.9234	0.9163	0.9086	0.9001	0.8911
G	57	0.9765	0.9740	0.9713	0.9683	0.9651	0.9616	0.9578	0.9537	0.9492	0.9442	0.9390	0.9332	0.9268	0.9200	0.9124	0.9044	0.8955
E	58	0.9777	0.9754	0.9729	0.9700	0.9670	0.9637	0.9599	0.9560	0.9517	0.9470	0.9419	0.9364	0.9302	0.9237	0.9164	0.9086	0.9000
	59	0.9790	0.9768	0.9743	0.9717	0.9688	0.9656	0.9621	0.9583	0.9543	0.9498	0.9449	0.9396	0.9337	0.9273	0.9203	0.9128	0.9044
O	60	0.9802	0.9781	0.9759	0.9733	0.9705	0.9675	0.9642	0.9606	0.9567	0.9525	0.9478	0.9427	0.9371	0.9310	0.9242	0.9170	0.9089
F	61	0.9814	0.9794	0.9772	0.9748	0.9722	0.9694	0.9662	0.9628	0.9591	0.9551	0.9507	0.9458	0.9404	0.9346	0.9281	0.9211	0.9134
	62	0.9825	0.9807	0.9786	0.9763	0.9739	0.9712	0.9682	0.9650	0.9615	0.9576	0.9535	0.9489	0.9437	0.9382	0.9320	0.9252	0.9178
B	63	0.9837	0.9819	0.9799	0.9778	0.9755	0.9729	0.9702	0.9671	0.9638	0.9601	0.9562	0.9518	0.9470	0.9417	0.9358	0.9294	0.9222
E	64	0.9847	0.9830	0.9812	0.9792	0.9771	0.9746	0.9720	0.9691	0.9660	0.9626	0.9589	0.9547	0.9501	0.9451	0.9395	0.9334	0.9265
N	65	0.9857	0.9842	0.9825	0.9806	0.9786	0.9763	0.9738	0.9711	0.9681	0.9649	0.9615	0.9576	0.9532	0.9484	0.9431	0.9373	0.9308
E	66	0.9867	0.9853	0.9836	0.9818	0.9800	0.9778	0.9755	0.9730	0.9703	0.9672	0.9639	0.9603	0.9562	0.9517	0.9467	0.9411	0.9350
F	67	0.9876	0.9863	0.9848	0.9830	0.9814	0.9793	0.9772	0.9749	0.9723	0.9694	0.9663	0.9629	0.9590	0.9548	0.9501	0.9448	0.9390
I	68	0.9885	0.9872	0.9859	0.9843	0.9826	0.9808	0.9788	0.9766	0.9742	0.9715	0.9687	0.9654	0.9618	0.9578	0.9534	0.9485	0.9430
C	69	0.9894	0.9881	0.9869	0.9854	0.9839	0.9822	0.9803	0.9783	0.9760	0.9735	0.9708	0.9678	0.9645	0.9608	0.9566	0.9520	0.9468
I	70	0.9901	0.9891	0.9878	0.9865	0.9850	0.9835	0.9817	0.9798	0.9778	0.9755	0.9729	0.9702	0.9670	0.9636	0.9596	0.9554	0.9505
A	71	0.9909	0.9899	0.9888	0.9875	0.9862	0.9847	0.9831	0.9813	0.9794	0.9773	0.9750	0.9724	0.9695	0.9663	0.9626	0.9586	0.9541
R	72	0.9916	0.9907	0.9896	0.9884	0.9873	0.9859	0.9843	0.9828	0.9810	0.9790	0.9769	0.9745	0.9718	0.9689	0.9654	0.9617	0.9574
Y	73	0.9923	0.9914	0.9905	0.9894	0.9883	0.9870	0.9856	0.9841	0.9824	0.9806	0.9787	0.9765	0.9739	0.9713	0.9680	0.9647	0.9607
	74	0.9929	0.9921	0.9913	0.9902	0.9892	0.9880	0.9867	0.9853	0.9838	0.9822	0.9804	0.9783	0.9760	0.9735	0.9706	0.9675	0.9637
	75	0.9936	0.9928	0.9920	0.9911	0.9901	0.9890	0.9879	0.9865	0.9852	0.9837	0.9820	0.9802	0.9780	0.9757	0.9730	0.9700	0.9666
	76	0.9941	0.9934	0.9927	0.9918	0.9909	0.9900	0.9888	0.9877	0.9864	0.9850	0.9835	0.9818	0.9798	0.9777	0.9752	0.9725	0.9694
	77	0.9946	0.9940	0.9933	0.9925	0.9917	0.9908	0.9898	0.9887	0.9876	0.9863	0.9849	0.9833	0.9815	0.9796	0.9773	0.9748	0.9720
	78	0.9951	0.9945	0.9939	0.9931	0.9924	0.9916	0.9907	0.9897	0.9886	0.9874	0.9862	0.9848	0.9831	0.9814	0.9793	0.9770	0.9744
	79	0.9955	0.9950	0.9944	0.9938	0.9931	0.9924	0.9915	0.9906	0.9896	0.9885	0.9874	0.9861	0.9846	0.9830	0.9811	0.9791	0.9767
	80	0.9959	0.9955	0.9949	0.9943	0.9937	0.9930	0.9922	0.9914	0.9905	0.9896	0.9885	0.9874	0.9859	0.9846	0.9828	0.9809	0.9787
	81	0.9963	0.9959	0.9954	0.9948	0.9943	0.9937	0.9930	0.9922	0.9913	0.9905	0.9896	0.9885	0.9872	0.9859	0.9844	0.9827	0.9806
	82	0.9967	0.9963	0.9959	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922	0.9913	0.9905	0.9896	0.9884	0.9872	0.9858	0.9842	0.9824
	83	0.9970	0.9966	0.9963	0.9957	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922	0.9914	0.9906	0.9894	0.9884	0.9871	0.9857	0.9841
	84	0.9973	0.9970	0.9966	0.9961	0.9958	0.9953	0.9947	0.9942	0.9936	0.9929	0.9922	0.9914	0.9905	0.9895	0.9883	0.9871	0.9855
	85	0.9976	0.9972	0.9970	0.9965	0.9962	0.9958	0.9952	0.9947	0.9942	0.9936	0.9929	0.9923	0.9914	0.9905	0.9894	0.9883	0.9870

38

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	25	0.7903	0.7777	0.7644	0.7507	0.7363	0.7214	0.7061	0.6902	0.6740	0.6573	0.6402	0.6229	0.6052	0.5873	0.5691	0.5507	0.5323
G	26	0.7916	0.7789	0.7657	0.7520	0.7376	0.7227	0.7074	0.6915	0.6752	0.6584	0.6414	0.6240	0.6064	0.5884	0.5702	0.5518	0.5333
E	27	0.7930	0.7803	0.7671	0.7534	0.7390	0.7241	0.7087	0.6928	0.6765	0.6598	0.6427	0.6253	0.6076	0.5896	0.5714	0.5529	0.5344
	28	0.7944	0.7818	0.7686	0.7548	0.7404	0.7255	0.7102	0.6942	0.6779	0.6611	0.6440	0.6266	0.6089	0.5909	0.5726	0.5541	0.5356
O	29	0.7960	0.7834	0.7701	0.7564	0.7420	0.7270	0.7116	0.6957	0.6794	0.6626	0.6454	0.6280	0.6103	0.5922	0.5739	0.5554	0.5368
F	30	0.7976	0.7851	0.7718	0.7580	0.7437	0.7287	0.7132	0.6973	0.6809	0.6641	0.6470	0.6295	0.6117	0.5936	0.5753	0.5567	0.5381
	31	0.7994	0.7868	0.7736	0.7598	0.7454	0.7304	0.7150	0.6990	0.6826	0.6658	0.6486	0.6311	0.6133	0.5952	0.5768	0.5582	0.5396
B	32	0.8013	0.7887	0.7754	0.7616	0.7472	0.7322	0.7168	0.7008	0.6844	0.6675	0.6504	0.6328	0.6150	0.5968	0.5784	0.5598	0.5411
E	33	0.8032	0.7906	0.7774	0.7636	0.7492	0.7342	0.7187	0.7027	0.6863	0.6694	0.6522	0.6346	0.6168	0.5986	0.5801	0.5614	0.5427
N	34	0.8053	0.7926	0.7795	0.7657	0.7512	0.7362	0.7208	0.7047	0.6883	0.6714	0.6542	0.6365	0.6186	0.6004	0.5819	0.5632	0.5444
E	35	0.8074	0.7949	0.7816	0.7679	0.7534	0.7384	0.7229	0.7069	0.6904	0.6735	0.6562	0.6386	0.6207	0.6024	0.5839	0.5651	0.5463
F	36	0.8097	0.7972	0.7840	0.7701	0.7557	0.7407	0.7253	0.7092	0.6927	0.6757	0.6584	0.6408	0.6228	0.6045	0.5859	0.5670	0.5482
I	37	0.8121	0.7996	0.7863	0.7726	0.7582	0.7431	0.7277	0.7116	0.6951	0.6781	0.6608	0.6431	0.6250	0.6067	0.5881	0.5692	0.5503
C	38	0.8146	0.8021	0.7889	0.7752	0.7607	0.7458	0.7303	0.7142	0.6977	0.6806	0.6633	0.6455	0.6275	0.6091	0.5904	0.5715	0.5525
I	39	0.8173	0.8048	0.7917	0.7779	0.7635	0.7485	0.7330	0.7169	0.7003	0.6833	0.6659	0.6481	0.6301	0.6116	0.5929	0.5739	0.5549
A	40	0.8201	0.8076	0.7945	0.7808	0.7664	0.7514	0.7358	0.7198	0.7032	0.6861	0.6687	0.6509	0.6328	0.6143	0.5955	0.5765	0.5574
R	41	0.8230	0.8106	0.7975	0.7838	0.7694	0.7544	0.7389	0.7228	0.7062	0.6891	0.6717	0.6538	0.6357	0.6172	0.5983	0.5792	0.5601
Y	42	0.8260	0.8137	0.8006	0.7869	0.7726	0.7576	0.7421	0.7259	0.7094	0.6923	0.6748	0.6570	0.6388	0.6202	0.6013	0.5821	0.5629
	43	0.8292	0.8169	0.8039	0.7902	0.7759	0.7609	0.7455	0.7294	0.7128	0.6956	0.6781	0.6603	0.6420	0.6234	0.6044	0.5852	0.5660
	44	0.8325	0.8203	0.8073	0.7937	0.7794	0.7645	0.7490	0.7329	0.7163	0.6992	0.6816	0.6637	0.6454	0.6267	0.6078	0.5885	0.5692
	45	0.8359	0.8237	0.8108	0.7973	0.7830	0.7681	0.7527	0.7366	0.7200	0.7029	0.6853	0.6674	0.6491	0.6303	0.6113	0.5919	0.5726
	46	0.8395	0.8274	0.8145	0.8011	0.7869	0.7720	0.7566	0.7405	0.7239	0.7068	0.6892	0.6713	0.6529	0.6341	0.6151	0.5956	0.5762
	47	0.8432	0.8312	0.8184	0.8050	0.7908	0.7760	0.7606	0.7446	0.7280	0.7109	0.6933	0.6754	0.6569	0.6381	0.6190	0.5995	0.5799
	48	0.8469	0.8351	0.8224	0.8091	0.7950	0.7803	0.7649	0.7489	0.7324	0.7152	0.6976	0.6796	0.6612	0.6423	0.6232	0.6036	0.5840
	49	0.8509	0.8391	0.8265	0.8133	0.7993	0.7846	0.7693	0.7534	0.7369	0.7197	0.7022	0.6841	0.6657	0.6468	0.6275	0.6079	0.5882
	50	0.8549	0.8433	0.8308	0.8177	0.8038	0.7892	0.7739	0.7580	0.7416	0.7244	0.7069	0.6889	0.6704	0.6515	0.6321	0.6125	0.5927
	51	0.8591	0.8475	0.8352	0.8222	0.8084	0.7939	0.7787	0.7629	0.7465	0.7294	0.7118	0.6938	0.6754	0.6564	0.6370	0.6173	0.5975
	52	0.8633	0.8519	0.8398	0.8269	0.8132	0.7988	0.7838	0.7680	0.7516	0.7346	0.7171	0.6990	0.6805	0.6616	0.6422	0.6224	0.6025
	53	0.8677	0.8565	0.8444	0.8317	0.8182	0.8039	0.7890	0.7733	0.7570	0.7400	0.7225	0.7045	0.6860	0.6670	0.6476	0.6278	0.6078
	54	0.8721	0.8611	0.8492	0.8367	0.8233	0.8092	0.7944	0.7788	0.7626	0.7457	0.7282	0.7103	0.6918	0.6728	0.6533	0.6334	0.6134
	55	0.8766	0.8658	0.8542	0.8418	0.8286	0.8146	0.7999	0.7845	0.7684	0.7515	0.7342	0.7163	0.6978	0.6789	0.6594	0.6395	0.6194

39

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	56	0.8812	0.8706	0.8592	0.8470	0.8340	0.8202	0.8057	0.7904	0.7744	0.7577	0.7404	0.7226	0.7042	0.6852	0.6657	0.6457	0.6256
G	57	0.8859	0.8755	0.8643	0.8524	0.8396	0.8260	0.8117	0.7965	0.7807	0.7641	0.7469	0.7292	0.7108	0.6919	0.6724	0.6524	0.6322
E	58	0.8905	0.8804	0.8696	0.8578	0.8453	0.8319	0.8178	0.8028	0.7872	0.7708	0.7537	0.7360	0.7177	0.6988	0.6794	0.6594	0.6392
	59	0.8953	0.8855	0.8748	0.8634	0.8510	0.8380	0.8241	0.8093	0.7938	0.7776	0.7607	0.7432	0.7250	0.7061	0.6867	0.6668	0.6466
O	60	0.9001	0.8905	0.8802	0.8690	0.8570	0.8441	0.8305	0.8160	0.8008	0.7847	0.7680	0.7505	0.7325	0.7138	0.6944	0.6745	0.6543
F	61	0.9048	0.8956	0.8855	0.8747	0.8629	0.8504	0.8371	0.8228	0.8078	0.7919	0.7754	0.7582	0.7403	0.7216	0.7024	0.6825	0.6624
	62	0.9096	0.9007	0.8909	0.8804	0.8690	0.8567	0.8437	0.8297	0.8150	0.7994	0.7831	0.7661	0.7484	0.7299	0.7107	0.6910	0.6708
B	63	0.9143	0.9057	0.8963	0.8861	0.8750	0.8632	0.8504	0.8367	0.8224	0.8071	0.7910	0.7742	0.7567	0.7383	0.7194	0.6997	0.6796
E	64	0.9190	0.9108	0.9017	0.8918	0.8812	0.8696	0.8572	0.8439	0.8298	0.8148	0.7991	0.7825	0.7652	0.7471	0.7283	0.7087	0.6888
N	65	0.9236	0.9157	0.9070	0.8975	0.8872	0.8760	0.8640	0.8511	0.8374	0.8227	0.8073	0.7911	0.7740	0.7561	0.7375	0.7181	0.6983
E	66	0.9281	0.9206	0.9122	0.9032	0.8932	0.8824	0.8708	0.8583	0.8449	0.8307	0.8155	0.7997	0.7829	0.7653	0.7470	0.7277	0.7081
F	67	0.9325	0.9254	0.9174	0.9087	0.8992	0.8888	0.8776	0.8655	0.8525	0.8386	0.8239	0.8084	0.7920	0.7747	0.7566	0.7376	0.7182
I	68	0.9368	0.9300	0.9224	0.9142	0.9051	0.8951	0.8843	0.8727	0.8601	0.8466	0.8324	0.8172	0.8012	0.7842	0.7664	0.7478	0.7285
C	69	0.9409	0.9346	0.9274	0.9195	0.9108	0.9013	0.8910	0.8797	0.8677	0.8546	0.8408	0.8260	0.8104	0.7938	0.7764	0.7580	0.7390
I	70	0.9450	0.9389	0.9322	0.9247	0.9164	0.9073	0.8976	0.8867	0.8751	0.8625	0.8491	0.8349	0.8197	0.8036	0.7865	0.7684	0.7498
A	71	0.9489	0.9432	0.9368	0.9298	0.9220	0.9133	0.9039	0.8936	0.8825	0.8704	0.8575	0.8437	0.8290	0.8132	0.7966	0.7790	0.7607
R	72	0.9526	0.9473	0.9413	0.9347	0.9272	0.9191	0.9102	0.9004	0.8897	0.8782	0.8658	0.8525	0.8382	0.8231	0.8069	0.7896	0.7717
Y	73	0.9562	0.9512	0.9456	0.9394	0.9324	0.9247	0.9162	0.9069	0.8969	0.8858	0.8739	0.8612	0.8474	0.8328	0.8170	0.8003	0.7829
	74	0.9595	0.9549	0.9497	0.9439	0.9374	0.9301	0.9222	0.9133	0.9037	0.8932	0.8819	0.8697	0.8565	0.8423	0.8271	0.8110	0.7940
	75	0.9628	0.9585	0.9536	0.9482	0.9421	0.9352	0.9278	0.9195	0.9104	0.9004	0.8897	0.8780	0.8654	0.8519	0.8373	0.8216	0.8051
	76	0.9658	0.9618	0.9573	0.9523	0.9466	0.9402	0.9332	0.9254	0.9169	0.9074	0.8973	0.8862	0.8742	0.8611	0.8471	0.8320	0.8161
	77	0.9687	0.9650	0.9608	0.9561	0.9508	0.9450	0.9384	0.9311	0.9230	0.9142	0.9045	0.8940	0.8826	0.8702	0.8568	0.8423	0.8269
	78	0.9713	0.9680	0.9641	0.9598	0.9548	0.9494	0.9433	0.9364	0.9290	0.9206	0.9115	0.9016	0.8908	0.8790	0.8662	0.8523	0.8376
	79	0.9738	0.9708	0.9672	0.9632	0.9586	0.9536	0.9479	0.9415	0.9345	0.9267	0.9182	0.9088	0.8986	0.8875	0.8753	0.8620	0.8480
	80	0.9761	0.9733	0.9700	0.9664	0.9622	0.9575	0.9522	0.9463	0.9398	0.9325	0.9246	0.9158	0.9062	0.8956	0.8841	0.8715	0.8580
	81	0.9783	0.9757	0.9728	0.9694	0.9655	0.9612	0.9563	0.9509	0.9448	0.9380	0.9306	0.9223	0.9133	0.9034	0.8925	0.8806	0.8678
	82	0.9803	0.9779	0.9752	0.9722	0.9686	0.9646	0.9602	0.9551	0.9494	0.9432	0.9362	0.9286	0.9201	0.9108	0.9006	0.8893	0.8771
	83	0.9821	0.9800	0.9775	0.9747	0.9715	0.9678	0.9637	0.9590	0.9538	0.9480	0.9416	0.9345	0.9266	0.9179	0.9083	0.8976	0.8863
	84	0.9839	0.9819	0.9796	0.9770	0.9741	0.9708	0.9670	0.9627	0.9579	0.9526	0.9466	0.9401	0.9327	0.9246	0.9157	0.9056	0.8949
	85	0.9854	0.9836	0.9815	0.9792	0.9766	0.9735	0.9701	0.9662	0.9618	0.9568	0.9514	0.9453	0.9385	0.9309	0.9226	0.9133	0.9032

40

TABLE K

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	25	0.9818	0.9803	0.9787	0.9768	0.9750	0.9728	0.9705	0.9681	0.9654	0.9626	0.9595	0.9562	0.9526	0.9488	0.9447	0.9403	0.9356
G	26	0.9823	0.9808	0.9792	0.9774	0.9756	0.9735	0.9711	0.9688	0.9661	0.9633	0.9603	0.9570	0.9535	0.9497	0.9456	0.9413	0.9366
E	27	0.9828	0.9813	0.9797	0.9780	0.9761	0.9741	0.9718	0.9695	0.9668	0.9641	0.9611	0.9578	0.9543	0.9506	0.9466	0.9423	0.9376
	28	0.9832	0.9818	0.9802	0.9785	0.9767	0.9747	0.9725	0.9702	0.9676	0.9649	0.9619	0.9586	0.9552	0.9515	0.9475	0.9432	0.9386
O	29	0.9837	0.9823	0.9807	0.9790	0.9773	0.9753	0.9732	0.9709	0.9683	0.9657	0.9628	0.9596	0.9562	0.9525	0.9486	0.9443	0.9397
F	30	0.9841	0.9828	0.9812	0.9796	0.9779	0.9760	0.9738	0.9716	0.9691	0.9665	0.9636	0.9605	0.9571	0.9535	0.9496	0.9454	0.9408
	31	0.9846	0.9832	0.9818	0.9802	0.9786	0.9766	0.9746	0.9723	0.9699	0.9673	0.9645	0.9613	0.9581	0.9545	0.9506	0.9464	0.9420
B	32	0.9851	0.9837	0.9823	0.9808	0.9791	0.9773	0.9752	0.9731	0.9707	0.9681	0.9653	0.9623	0.9591	0.9555	0.9517	0.9476	0.9431
E	33	0.9855	0.9842	0.9828	0.9813	0.9797	0.9779	0.9759	0.9738	0.9715	0.9690	0.9662	0.9633	0.9600	0.9565	0.9528	0.9488	0.9443
N	34	0.9859	0.9847	0.9833	0.9818	0.9804	0.9786	0.9766	0.9746	0.9722	0.9698	0.9671	0.9642	0.9610	0.9576	0.9539	0.9499	0.9456
E	35	0.9864	0.9852	0.9838	0.9824	0.9809	0.9792	0.9773	0.9753	0.9730	0.9706	0.9680	0.9651	0.9620	0.9587	0.9551	0.9511	0.9469
F	36	0.9868	0.9856	0.9843	0.9829	0.9815	0.9799	0.9779	0.9761	0.9738	0.9715	0.9689	0.9661	0.9630	0.9598	0.9562	0.9523	0.9481
I	37	0.9872	0.9861	0.9848	0.9835	0.9821	0.9805	0.9787	0.9768	0.9746	0.9724	0.9698	0.9670	0.9641	0.9609	0.9573	0.9536	0.9494
C	38	0.9876	0.9865	0.9854	0.9840	0.9827	0.9811	0.9793	0.9775	0.9753	0.9732	0.9707	0.9681	0.9651	0.9619	0.9585	0.9548	0.9507
I	39	0.9880	0.9870	0.9858	0.9845	0.9833	0.9817	0.9800	0.9782	0.9761	0.9740	0.9716	0.9690	0.9661	0.9631	0.9597	0.9560	0.9520
A	40	0.9884	0.9874	0.9863	0.9850	0.9838	0.9823	0.9806	0.9789	0.9769	0.9748	0.9725	0.9699	0.9672	0.9642	0.9608	0.9573	0.9533
R	41	0.9887	0.9879	0.9867	0.9855	0.9843	0.9829	0.9813	0.9796	0.9777	0.9757	0.9734	0.9709	0.9682	0.9653	0.9621	0.9585	0.9547
Y	42	0.9892	0.9882	0.9872	0.9860	0.9849	0.9835	0.9819	0.9803	0.9785	0.9765	0.9743	0.9719	0.9692	0.9663	0.9632	0.9598	0.9560
	43	0.9895	0.9887	0.9877	0.9866	0.9854	0.9841	0.9826	0.9810	0.9792	0.9773	0.9752	0.9728	0.9702	0.9674	0.9644	0.9610	0.9573
	44	0.9899	0.9890	0.9881	0.9870	0.9859	0.9847	0.9832	0.9817	0.9799	0.9781	0.9760	0.9737	0.9713	0.9685	0.9655	0.9623	0.9587
	45	0.9903	0.9895	0.9885	0.9875	0.9865	0.9852	0.9837	0.9823	0.9806	0.9789	0.9768	0.9746	0.9722	0.9696	0.9667	0.9635	0.9600
	46	0.9906	0.9898	0.9889	0.9879	0.9869	0.9858	0.9844	0.9830	0.9813	0.9796	0.9777	0.9755	0.9732	0.9707	0.9679	0.9648	0.9614
	47	0.9909	0.9902	0.9893	0.9884	0.9874	0.9863	0.9849	0.9836	0.9820	0.9804	0.9785	0.9764	0.9742	0.9717	0.9690	0.9659	0.9627
	48	0.9912	0.9906	0.9897	0.9888	0.9878	0.9868	0.9855	0.9842	0.9827	0.9811	0.9793	0.9773	0.9751	0.9727	0.9701	0.9672	0.9640
	49	0.9916	0.9908	0.9901	0.9892	0.9884	0.9873	0.9861	0.9848	0.9834	0.9818	0.9801	0.9782	0.9761	0.9738	0.9712	0.9684	0.9653
	50	0.9919	0.9912	0.9905	0.9896	0.9888	0.9877	0.9866	0.9854	0.9840	0.9826	0.9809	0.9790	0.9770	0.9747	0.9722	0.9695	0.9665
	51	0.9922	0.9916	0.9908	0.9900	0.9892	0.9883	0.9871	0.9860	0.9846	0.9832	0.9816	0.9798	0.9778	0.9758	0.9734	0.9707	0.9677
	52	0.9925	0.9919	0.9912	0.9904	0.9896	0.9887	0.9876	0.9866	0.9852	0.9839	0.9824	0.9806	0.9787	0.9766	0.9744	0.9718	0.9690
	53	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9881	0.9871	0.9858	0.9846	0.9830	0.9814	0.9795	0.9776	0.9754	0.9729	0.9702
	54	0.9931	0.9925	0.9919	0.9912	0.9904	0.9896	0.9886	0.9876	0.9864	0.9851	0.9838	0.9821	0.9804	0.9785	0.9764	0.9740	0.9714
	55	0.9933	0.9927	0.9921	0.9915	0.9909	0.9900	0.9890	0.9881	0.9870	0.9858	0.9844	0.9829	0.9812	0.9794	0.9773	0.9751	0.9726

41

TABLE K

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	56	0.9936	0.9930	0.9925	0.9918	0.9912	0.9905	0.9895	0.9886	0.9875	0.9864	0.9851	0.9836	0.9820	0.9803	0.9783	0.9761	0.9737
G	57	0.9938	0.9933	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9880	0.9870	0.9857	0.9843	0.9827	0.9811	0.9792	0.9771	0.9748
E	58	0.9941	0.9936	0.9931	0.9925	0.9920	0.9912	0.9904	0.9896	0.9885	0.9875	0.9864	0.9850	0.9835	0.9819	0.9801	0.9781	0.9758
	59	0.9943	0.9939	0.9934	0.9928	0.9923	0.9916	0.9908	0.9900	0.9890	0.9881	0.9869	0.9856	0.9842	0.9827	0.9810	0.9790	0.9769
O	60	0.9945	0.9941	0.9937	0.9932	0.9926	0.9919	0.9912	0.9905	0.9895	0.9886	0.9875	0.9863	0.9850	0.9835	0.9818	0.9799	0.9779
F	61	0.9947	0.9944	0.9939	0.9935	0.9929	0.9923	0.9916	0.9909	0.9900	0.9892	0.9881	0.9869	0.9856	0.9842	0.9827	0.9808	0.9788
	62	0.9950	0.9946	0.9942	0.9937	0.9932	0.9927	0.9920	0.9913	0.9905	0.9896	0.9886	0.9875	0.9862	0.9849	0.9834	0.9817	0.9798
B	63	0.9952	0.9948	0.9944	0.9940	0.9935	0.9930	0.9924	0.9917	0.9909	0.9901	0.9891	0.9881	0.9869	0.9857	0.9842	0.9826	0.9807
E	64	0.9954	0.9950	0.9947	0.9943	0.9938	0.9933	0.9927	0.9920	0.9913	0.9906	0.9896	0.9886	0.9875	0.9863	0.9849	0.9834	0.9816
N	65	0.9956	0.9953	0.9949	0.9945	0.9941	0.9936	0.9930	0.9924	0.9917	0.9910	0.9902	0.9891	0.9881	0.9869	0.9857	0.9842	0.9825
E	66	0.9958	0.9955	0.9952	0.9947	0.9944	0.9939	0.9933	0.9928	0.9921	0.9915	0.9906	0.9897	0.9886	0.9876	0.9863	0.9849	0.9833
F	67	0.9959	0.9957	0.9954	0.9950	0.9946	0.9942	0.9936	0.9932	0.9925	0.9918	0.9911	0.9902	0.9892	0.9882	0.9870	0.9857	0.9841
I	68	0.9961	0.9958	0.9955	0.9952	0.9949	0.9945	0.9939	0.9935	0.9928	0.9923	0.9915	0.9906	0.9898	0.9887	0.9876	0.9864	0.9849
C	69	0.9963	0.9961	0.9958	0.9955	0.9951	0.9948	0.9942	0.9938	0.9932	0.9927	0.9920	0.9912	0.9903	0.9894	0.9882	0.9870	0.9857
I	70	0.9964	0.9962	0.9960	0.9957	0.9954	0.9950	0.9945	0.9941	0.9935	0.9930	0.9923	0.9916	0.9908	0.9899	0.9888	0.9876	0.9864
A	71	0.9967	0.9964	0.9961	0.9958	0.9956	0.9952	0.9948	0.9944	0.9938	0.9933	0.9927	0.9920	0.9912	0.9904	0.9894	0.9883	0.9870
R	72	0.9968	0.9966	0.9964	0.9960	0.9958	0.9955	0.9950	0.9947	0.9942	0.9937	0.9931	0.9925	0.9917	0.9909	0.9900	0.9889	0.9877
Y	73	0.9970	0.9967	0.9965	0.9962	0.9960	0.9957	0.9953	0.9950	0.9944	0.9940	0.9935	0.9928	0.9921	0.9914	0.9905	0.9895	0.9883
	74	0.9970	0.9969	0.9967	0.9964	0.9962	0.9959	0.9955	0.9952	0.9947	0.9943	0.9938	0.9932	0.9925	0.9919	0.9910	0.9900	0.9890
	75	0.9972	0.9970	0.9968	0.9966	0.9964	0.9961	0.9957	0.9955	0.9950	0.9946	0.9941	0.9936	0.9930	0.9922	0.9914	0.9906	0.9896
	76	0.9973	0.9972	0.9969	0.9967	0.9966	0.9963	0.9959	0.9957	0.9952	0.9949	0.9944	0.9939	0.9933	0.9927	0.9920	0.9911	0.9901
	77	0.9975	0.9973	0.9971	0.9969	0.9968	0.9965	0.9962	0.9959	0.9955	0.9952	0.9948	0.9942	0.9936	0.9931	0.9924	0.9916	0.9907
	78	0.9976	0.9974	0.9972	0.9971	0.9969	0.9967	0.9964	0.9962	0.9958	0.9955	0.9951	0.9946	0.9940	0.9935	0.9928	0.9920	0.9911
	79	0.9977	0.9975	0.9974	0.9972	0.9971	0.9969	0.9965	0.9963	0.9960	0.9957	0.9953	0.9948	0.9943	0.9938	0.9932	0.9925	0.9917
	80	0.9978	0.9977	0.9975	0.9973	0.9972	0.9970	0.9968	0.9965	0.9962	0.9959	0.9956	0.9951	0.9946	0.9942	0.9936	0.9929	0.9921
	81	0.9979	0.9978	0.9976	0.9975	0.9974	0.9971	0.9969	0.9967	0.9964	0.9961	0.9958	0.9954	0.9949	0.9945	0.9940	0.9933	0.9925
	82	0.9980	0.9979	0.9978	0.9976	0.9975	0.9973	0.9971	0.9969	0.9966	0.9964	0.9960	0.9956	0.9952	0.9948	0.9943	0.9937	0.9930
	83	0.9981	0.9980	0.9978	0.9978	0.9976	0.9974	0.9972	0.9971	0.9967	0.9966	0.9963	0.9959	0.9955	0.9951	0.9947	0.9940	0.9934
	84	0.9982	0.9981	0.9980	0.9978	0.9978	0.9976	0.9974	0.9972	0.9970	0.9967	0.9965	0.9961	0.9958	0.9954	0.9950	0.9944	0.9938
	85	0.9983	0.9982	0.9981	0.9980	0.9979	0.9977	0.9975	0.9974	0.9971	0.9970	0.9966	0.9963	0.9960	0.9957	0.9953	0.9947	0.9941

42

TABLE K

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	25	0.9307	0.9254	0.9198	0.9138	0.9075	0.9009	0.8938	0.8866	0.8789	0.8708	0.8623	0.8534	0.8440	0.8342	0.8238	0.8129	0.8014
G	26	0.9317	0.9264	0.9208	0.9148	0.9086	0.9020	0.8950	0.8877	0.8800	0.8720	0.8636	0.8546	0.8452	0.8354	0.8250	0.8141	0.8027
E	27	0.9327	0.9275	0.9219	0.9159	0.9097	0.9031	0.8962	0.8889	0.8813	0.8732	0.8648	0.8560	0.8465	0.8367	0.8263	0.8155	0.8040
	28	0.9338	0.9286	0.9230	0.9171	0.9110	0.9044	0.8975	0.8902	0.8826	0.8745	0.8662	0.8573	0.8479	0.8381	0.8277	0.8168	0.8053
O	29	0.9349	0.9298	0.9242	0.9184	0.9122	0.9057	0.8987	0.8916	0.8840	0.8760	0.8675	0.8587	0.8493	0.8396	0.8292	0.8183	0.8068
F	30	0.9361	0.9309	0.9255	0.9196	0.9135	0.9070	0.9001	0.8930	0.8853	0.8774	0.8690	0.8602	0.8508	0.8411	0.8307	0.8198	0.8084
	31	0.9372	0.9322	0.9267	0.9209	0.9149	0.9084	0.9016	0.8944	0.8869	0.8789	0.8706	0.8618	0.8524	0.8426	0.8323	0.8215	0.8100
B	32	0.9385	0.9334	0.9280	0.9222	0.9162	0.9099	0.9030	0.8959	0.8884	0.8805	0.8722	0.8634	0.8540	0.8443	0.8340	0.8231	0.8117
E	33	0.9398	0.9347	0.9294	0.9237	0.9177	0.9114	0.9046	0.8975	0.8900	0.8821	0.8738	0.8651	0.8558	0.8461	0.8357	0.8249	0.8135
N	34	0.9410	0.9361	0.9308	0.9251	0.9192	0.9129	0.9061	0.8991	0.8917	0.8838	0.8756	0.8669	0.8576	0.8479	0.8376	0.8269	0.8154
E	35	0.9423	0.9374	0.9322	0.9266	0.9207	0.9145	0.9078	0.9008	0.8934	0.8856	0.8774	0.8687	0.8595	0.8499	0.8396	0.8288	0.8174
F	36	0.9437	0.9388	0.9336	0.9281	0.9223	0.9161	0.9095	0.9026	0.8952	0.8874	0.8793	0.8707	0.8615	0.8518	0.8416	0.8309	0.8195
I	37	0.9450	0.9403	0.9352	0.9296	0.9239	0.9178	0.9112	0.9044	0.8971	0.8894	0.8813	0.8726	0.8635	0.8540	0.8437	0.8330	0.8216
C	38	0.9464	0.9417	0.9366	0.9312	0.9256	0.9195	0.9130	0.9062	0.8990	0.8914	0.8833	0.8748	0.8656	0.8561	0.8460	0.8353	0.8240
I	39	0.9478	0.9431	0.9382	0.9329	0.9273	0.9212	0.9149	0.9081	0.9009	0.8934	0.8854	0.8769	0.8679	0.8584	0.8483	0.8376	0.8263
A	40	0.9492	0.9446	0.9398	0.9345	0.9290	0.9231	0.9168	0.9101	0.9030	0.8955	0.8876	0.8791	0.8702	0.8607	0.8507	0.8401	0.8288
R	41	0.9506	0.9461	0.9414	0.9362	0.9308	0.9249	0.9187	0.9121	0.9050	0.8976	0.8898	0.8814	0.8725	0.8632	0.8531	0.8426	0.8314
Y	42	0.9521	0.9477	0.9430	0.9379	0.9325	0.9268	0.9207	0.9142	0.9072	0.8999	0.8921	0.8839	0.8750	0.8657	0.8557	0.8452	0.8341
	43	0.9535	0.9492	0.9446	0.9396	0.9343	0.9287	0.9226	0.9162	0.9094	0.9021	0.8944	0.8863	0.8775	0.8683	0.8584	0.8480	0.8369
	44	0.9549	0.9507	0.9462	0.9413	0.9362	0.9306	0.9247	0.9183	0.9116	0.9044	0.8968	0.8887	0.8801	0.8710	0.8611	0.8508	0.8398
	45	0.9563	0.9522	0.9478	0.9431	0.9380	0.9326	0.9267	0.9205	0.9139	0.9068	0.8993	0.8913	0.8827	0.8737	0.8640	0.8537	0.8428
	46	0.9578	0.9537	0.9495	0.9448	0.9399	0.9345	0.9288	0.9226	0.9162	0.9092	0.9018	0.8940	0.8855	0.8765	0.8669	0.8567	0.8459
	47	0.9591	0.9553	0.9511	0.9465	0.9417	0.9365	0.9308	0.9248	0.9184	0.9116	0.9044	0.8966	0.8882	0.8794	0.8699	0.8598	0.8491
	48	0.9606	0.9568	0.9527	0.9483	0.9435	0.9384	0.9329	0.9271	0.9208	0.9141	0.9070	0.8993	0.8911	0.8823	0.8729	0.8630	0.8523
	49	0.9620	0.9583	0.9543	0.9499	0.9454	0.9404	0.9350	0.9293	0.9231	0.9166	0.9096	0.9021	0.8939	0.8854	0.8761	0.8663	0.8557
	50	0.9633	0.9598	0.9559	0.9517	0.9472	0.9423	0.9371	0.9315	0.9255	0.9191	0.9122	0.9049	0.8969	0.8884	0.8792	0.8695	0.8591
	51	0.9647	0.9612	0.9575	0.9534	0.9491	0.9443	0.9392	0.9337	0.9279	0.9216	0.9149	0.9077	0.8998	0.8915	0.8825	0.8729	0.8626
	52	0.9660	0.9626	0.9590	0.9550	0.9508	0.9463	0.9413	0.9360	0.9303	0.9241	0.9176	0.9105	0.9028	0.8946	0.8858	0.8764	0.8662
	53	0.9673	0.9641	0.9606	0.9567	0.9527	0.9482	0.9434	0.9382	0.9327	0.9267	0.9203	0.9133	0.9058	0.8978	0.8891	0.8798	0.8698
	54	0.9686	0.9654	0.9621	0.9584	0.9544	0.9501	0.9454	0.9404	0.9350	0.9292	0.9230	0.9162	0.9089	0.9011	0.8925	0.8834	0.8736
	55	0.9699	0.9669	0.9636	0.9600	0.9561	0.9520	0.9474	0.9426	0.9374	0.9317	0.9256	0.9191	0.9119	0.9042	0.8959	0.8870	0.8773

43

TABLE K

CECONY Weekly Participants –1

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	56	0.9711	0.9682	0.9650	0.9616	0.9579	0.9538	0.9494	0.9448	0.9397	0.9342	0.9283	0.9219	0.9149	0.9075	0.8993	0.8906	0.8812
G	57	0.9723	0.9695	0.9664	0.9631	0.9596	0.9557	0.9514	0.9469	0.9420	0.9367	0.9310	0.9247	0.9180	0.9107	0.9027	0.8942	0.8850
E	58	0.9735	0.9707	0.9678	0.9646	0.9612	0.9575	0.9534	0.9490	0.9442	0.9391	0.9336	0.9275	0.9209	0.9139	0.9062	0.8979	0.8888
	59	0.9746	0.9720	0.9692	0.9661	0.9628	0.9592	0.9553	0.9510	0.9465	0.9415	0.9362	0.9304	0.9240	0.9172	0.9096	0.9015	0.8926
O	60	0.9757	0.9732	0.9706	0.9676	0.9644	0.9609	0.9571	0.9531	0.9486	0.9439	0.9388	0.9332	0.9269	0.9203	0.9130	0.9051	0.8965
F	61	0.9768	0.9744	0.9718	0.9689	0.9659	0.9626	0.9590	0.9550	0.9508	0.9462	0.9413	0.9359	0.9299	0.9235	0.9163	0.9087	0.9003
	62	0.9778	0.9756	0.9731	0.9703	0.9674	0.9642	0.9607	0.9570	0.9529	0.9485	0.9437	0.9385	0.9327	0.9266	0.9197	0.9123	0.9042
B	63	0.9788	0.9766	0.9743	0.9717	0.9689	0.9658	0.9625	0.9588	0.9550	0.9507	0.9461	0.9411	0.9356	0.9296	0.9230	0.9158	0.9079
E	64	0.9798	0.9777	0.9755	0.9729	0.9702	0.9673	0.9641	0.9607	0.9569	0.9529	0.9485	0.9437	0.9383	0.9326	0.9262	0.9193	0.9117
N	65	0.9808	0.9787	0.9765	0.9742	0.9716	0.9689	0.9658	0.9625	0.9589	0.9550	0.9508	0.9462	0.9410	0.9355	0.9294	0.9227	0.9154
E	66	0.9817	0.9797	0.9777	0.9753	0.9729	0.9702	0.9673	0.9642	0.9607	0.9571	0.9530	0.9486	0.9437	0.9384	0.9325	0.9261	0.9190
F	67	0.9825	0.9807	0.9788	0.9765	0.9742	0.9716	0.9688	0.9659	0.9626	0.9590	0.9552	0.9510	0.9463	0.9412	0.9355	0.9294	0.9226
I	68	0.9834	0.9817	0.9798	0.9776	0.9755	0.9730	0.9703	0.9675	0.9644	0.9610	0.9573	0.9533	0.9488	0.9440	0.9385	0.9326	0.9260
C	69	0.9842	0.9826	0.9808	0.9787	0.9766	0.9743	0.9717	0.9690	0.9660	0.9628	0.9594	0.9555	0.9512	0.9466	0.9414	0.9358	0.9294
I	70	0.9850	0.9834	0.9817	0.9797	0.9778	0.9755	0.9731	0.9705	0.9677	0.9646	0.9613	0.9577	0.9536	0.9491	0.9442	0.9388	0.9327
A	71	0.9857	0.9843	0.9826	0.9807	0.9789	0.9767	0.9744	0.9719	0.9692	0.9663	0.9632	0.9597	0.9558	0.9516	0.9469	0.9418	0.9359
R	72	0.9865	0.9850	0.9835	0.9817	0.9799	0.9778	0.9757	0.9734	0.9707	0.9680	0.9651	0.9617	0.9580	0.9540	0.9495	0.9446	0.9391
Y	73	0.9872	0.9858	0.9843	0.9827	0.9809	0.9790	0.9769	0.9746	0.9723	0.9696	0.9668	0.9637	0.9602	0.9564	0.9521	0.9474	0.9421
	74	0.9878	0.9865	0.9851	0.9835	0.9819	0.9800	0.9781	0.9760	0.9736	0.9712	0.9685	0.9655	0.9622	0.9586	0.9545	0.9501	0.9450
	75	0.9885	0.9872	0.9859	0.9844	0.9828	0.9811	0.9792	0.9772	0.9750	0.9726	0.9701	0.9673	0.9641	0.9607	0.9568	0.9526	0.9478
	76	0.9891	0.9879	0.9867	0.9852	0.9837	0.9820	0.9802	0.9784	0.9762	0.9740	0.9716	0.9690	0.9659	0.9627	0.9591	0.9551	0.9505
	77	0.9897	0.9885	0.9874	0.9859	0.9846	0.9830	0.9812	0.9795	0.9775	0.9754	0.9731	0.9706	0.9677	0.9647	0.9612	0.9574	0.9531
	78	0.9902	0.9891	0.9880	0.9867	0.9854	0.9838	0.9823	0.9805	0.9786	0.9767	0.9746	0.9722	0.9695	0.9666	0.9633	0.9597	0.9557
	79	0.9908	0.9898	0.9887	0.9874	0.9862	0.9847	0.9831	0.9815	0.9798	0.9779	0.9759	0.9736	0.9711	0.9684	0.9653	0.9619	0.9580
	80	0.9913	0.9903	0.9893	0.9881	0.9869	0.9855	0.9840	0.9825	0.9808	0.9791	0.9772	0.9750	0.9727	0.9701	0.9671	0.9640	0.9603
	81	0.9918	0.9909	0.9899	0.9887	0.9876	0.9863	0.9849	0.9835	0.9819	0.9801	0.9784	0.9764	0.9741	0.9717	0.9690	0.9659	0.9624
	82	0.9922	0.9914	0.9904	0.9893	0.9883	0.9871	0.9857	0.9844	0.9828	0.9812	0.9795	0.9777	0.9755	0.9733	0.9707	0.9678	0.9646
	83	0.9927	0.9919	0.9910	0.9899	0.9889	0.9878	0.9865	0.9852	0.9838	0.9823	0.9807	0.9789	0.9769	0.9748	0.9723	0.9697	0.9666
	84	0.9931	0.9923	0.9915	0.9905	0.9896	0.9884	0.9872	0.9860	0.9847	0.9833	0.9818	0.9801	0.9782	0.9762	0.9739	0.9714	0.9685
	85	0.9936	0.9928	0.9920	0.9911	0.9901	0.9891	0.9879	0.9868	0.9855	0.9842	0.9828	0.9812	0.9794	0.9776	0.9754	0.9730	0.9703

44

TABLE K

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	25	0.7893	0.7767	0.7635	0.7497	0.7354	0.7205	0.7052	0.6893	0.6731	0.6564	0.6394	0.6221	0.6045	0.5866	0.5684	0.5500	0.5316
G	26	0.7905	0.7780	0.7647	0.7510	0.7366	0.7217	0.7064	0.6905	0.6743	0.6575	0.6405	0.6232	0.6056	0.5876	0.5694	0.5510	0.5326
E	27	0.7919	0.7793	0.7660	0.7523	0.7379	0.7230	0.7077	0.6918	0.6755	0.6587	0.6417	0.6244	0.6067	0.5887	0.5705	0.5521	0.5336
	28	0.7933	0.7807	0.7675	0.7536	0.7393	0.7244	0.7090	0.6931	0.6768	0.6601	0.6430	0.6256	0.6079	0.5899	0.5717	0.5532	0.5347
O	29	0.7947	0.7821	0.7689	0.7551	0.7407	0.7258	0.7104	0.6945	0.6782	0.6614	0.6443	0.6269	0.6092	0.5912	0.5729	0.5544	0.5359
F	30	0.7963	0.7837	0.7704	0.7567	0.7423	0.7274	0.7120	0.6960	0.6797	0.6629	0.6458	0.6283	0.6106	0.5926	0.5743	0.5557	0.5372
	31	0.7979	0.7853	0.7721	0.7583	0.7439	0.7290	0.7136	0.6976	0.6812	0.6644	0.6473	0.6298	0.6121	0.5940	0.5757	0.5571	0.5385
B	32	0.7997	0.7871	0.7738	0.7600	0.7456	0.7307	0.7152	0.6993	0.6829	0.6661	0.6489	0.6315	0.6137	0.5955	0.5772	0.5586	0.5400
E	33	0.8015	0.7888	0.7756	0.7619	0.7475	0.7325	0.7171	0.7011	0.6847	0.6678	0.6507	0.6331	0.6153	0.5972	0.5787	0.5601	0.5415
N	34	0.8034	0.7908	0.7776	0.7638	0.7494	0.7344	0.7190	0.7030	0.6865	0.6697	0.6525	0.6349	0.6171	0.5989	0.5804	0.5618	0.5431
E	35	0.8054	0.7928	0.7796	0.7658	0.7514	0.7364	0.7210	0.7049	0.6885	0.6716	0.6544	0.6368	0.6189	0.6007	0.5823	0.5635	0.5448
F	36	0.8075	0.7949	0.7817	0.7679	0.7535	0.7385	0.7230	0.7070	0.6906	0.6737	0.6564	0.6388	0.6209	0.6027	0.5842	0.5654	0.5466
I	37	0.8097	0.7972	0.7840	0.7701	0.7558	0.7408	0.7253	0.7092	0.6928	0.6759	0.6586	0.6410	0.6230	0.6047	0.5862	0.5674	0.5486
C	38	0.8120	0.7995	0.7863	0.7725	0.7581	0.7431	0.7276	0.7116	0.6951	0.6781	0.6609	0.6432	0.6252	0.6069	0.5883	0.5695	0.5506
I	39	0.8144	0.8019	0.7887	0.7750	0.7606	0.7456	0.7301	0.7141	0.6976	0.6806	0.6633	0.6456	0.6275	0.6092	0.5906	0.5717	0.5527
A	40	0.8169	0.8044	0.7913	0.7776	0.7632	0.7482	0.7327	0.7167	0.7002	0.6832	0.6658	0.6481	0.6301	0.6116	0.5930	0.5740	0.5551
R	41	0.8196	0.8071	0.7940	0.7803	0.7659	0.7509	0.7354	0.7194	0.7029	0.6859	0.6685	0.6507	0.6327	0.6142	0.5955	0.5765	0.5575
Y	42	0.8223	0.8099	0.7968	0.7831	0.7687	0.7538	0.7384	0.7223	0.7057	0.6887	0.6713	0.6535	0.6354	0.6170	0.5982	0.5791	0.5601
	43	0.8251	0.8128	0.7998	0.7861	0.7717	0.7568	0.7413	0.7253	0.7088	0.6917	0.6743	0.6565	0.6384	0.6198	0.6010	0.5819	0.5628
	44	0.8281	0.8158	0.8028	0.7892	0.7749	0.7600	0.7445	0.7284	0.7119	0.6948	0.6774	0.6596	0.6414	0.6228	0.6040	0.5848	0.5657
	45	0.8312	0.8189	0.8059	0.7924	0.7781	0.7633	0.7478	0.7317	0.7152	0.6981	0.6807	0.6628	0.6446	0.6260	0.6072	0.5880	0.5687
	46	0.8343	0.8221	0.8092	0.7957	0.7815	0.7666	0.7512	0.7352	0.7187	0.7016	0.6841	0.6663	0.6480	0.6294	0.6104	0.5912	0.5719
	47	0.8376	0.8255	0.8127	0.7992	0.7850	0.7702	0.7549	0.7388	0.7223	0.7052	0.6877	0.6699	0.6516	0.6329	0.6140	0.5946	0.5753
	48	0.8409	0.8289	0.8162	0.8028	0.7887	0.7739	0.7586	0.7426	0.7261	0.7090	0.6915	0.6737	0.6553	0.6367	0.6176	0.5983	0.5789
	49	0.8444	0.8325	0.8198	0.8066	0.7925	0.7778	0.7625	0.7465	0.7301	0.7130	0.6955	0.6776	0.6593	0.6406	0.6215	0.6021	0.5826
	50	0.8480	0.8361	0.8236	0.8104	0.7964	0.7818	0.7665	0.7506	0.7342	0.7172	0.6997	0.6818	0.6634	0.6447	0.6256	0.6061	0.5866
	51	0.8516	0.8399	0.8275	0.8143	0.8005	0.7859	0.7707	0.7549	0.7385	0.7215	0.7040	0.6861	0.6678	0.6490	0.6299	0.6104	0.5908
	52	0.8554	0.8438	0.8315	0.8184	0.8047	0.7902	0.7751	0.7593	0.7429	0.7260	0.7086	0.6907	0.6724	0.6536	0.6344	0.6149	0.5952
	53	0.8591	0.8477	0.8356	0.8227	0.8090	0.7946	0.7796	0.7639	0.7476	0.7307	0.7133	0.6954	0.6771	0.6583	0.6391	0.6195	0.5998
	54	0.8630	0.8517	0.8397	0.8270	0.8134	0.7992	0.7843	0.7686	0.7524	0.7356	0.7182	0.7004	0.6821	0.6633	0.6441	0.6245	0.6047
	55	0.8670	0.8558	0.8440	0.8314	0.8180	0.8038	0.7891	0.7735	0.7574	0.7407	0.7234	0.7056	0.6873	0.6685	0.6493	0.6296	0.6098

45

TABLE K

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	56	0.8709	0.8600	0.8483	0.8358	0.8227	0.8087	0.7940	0.7786	0.7626	0.7459	0.7287	0.7109	0.6927	0.6739	0.6547	0.6351	0.6152
G	57	0.8749	0.8642	0.8527	0.8405	0.8274	0.8136	0.7991	0.7838	0.7679	0.7513	0.7342	0.7165	0.6983	0.6795	0.6603	0.6407	0.6209
E	58	0.8790	0.8685	0.8571	0.8451	0.8322	0.8186	0.8043	0.7891	0.7734	0.7569	0.7399	0.7223	0.7041	0.6854	0.6663	0.6466	0.6267
	59	0.8830	0.8728	0.8617	0.8498	0.8371	0.8236	0.8095	0.7945	0.7789	0.7626	0.7457	0.7282	0.7101	0.6915	0.6724	0.6527	0.6329
O	60	0.8871	0.8771	0.8662	0.8546	0.8421	0.8288	0.8149	0.8001	0.7846	0.7685	0.7517	0.7343	0.7164	0.6978	0.6787	0.6591	0.6393
F	61	0.8912	0.8814	0.8707	0.8594	0.8471	0.8341	0.8203	0.8057	0.7905	0.7745	0.7579	0.7406	0.7228	0.7043	0.6853	0.6657	0.6459
	62	0.8952	0.8857	0.8753	0.8641	0.8521	0.8393	0.8258	0.8114	0.7964	0.7806	0.7642	0.7471	0.7294	0.7110	0.6921	0.6726	0.6528
B	63	0.8993	0.8900	0.8799	0.8690	0.8572	0.8447	0.8314	0.8173	0.8025	0.7868	0.7706	0.7536	0.7361	0.7178	0.6990	0.6796	0.6599
E	64	0.9033	0.8942	0.8844	0.8737	0.8623	0.8500	0.8370	0.8231	0.8085	0.7931	0.7770	0.7603	0.7429	0.7249	0.7062	0.6869	0.6672
N	65	0.9073	0.8984	0.8889	0.8785	0.8674	0.8553	0.8426	0.8290	0.8147	0.7995	0.7837	0.7671	0.7500	0.7321	0.7135	0.6943	0.6748
E	66	0.9111	0.9026	0.8934	0.8833	0.8724	0.8607	0.8482	0.8349	0.8208	0.8059	0.7903	0.7741	0.7571	0.7394	0.7210	0.7019	0.6825
F	67	0.9150	0.9067	0.8978	0.8880	0.8774	0.8660	0.8539	0.8408	0.8270	0.8124	0.7971	0.7811	0.7643	0.7468	0.7286	0.7097	0.6904
I	68	0.9187	0.9108	0.9021	0.8927	0.8823	0.8713	0.8594	0.8466	0.8332	0.8189	0.8038	0.7881	0.7716	0.7543	0.7363	0.7176	0.6985
C	69	0.9224	0.9148	0.9064	0.8973	0.8873	0.8765	0.8650	0.8525	0.8394	0.8253	0.8106	0.7952	0.7789	0.7619	0.7441	0.7257	0.7067
I	70	0.9260	0.9186	0.9105	0.9017	0.8921	0.8816	0.8704	0.8584	0.8455	0.8318	0.8174	0.8023	0.7863	0.7695	0.7520	0.7338	0.7150
A	71	0.9295	0.9224	0.9147	0.9062	0.8968	0.8867	0.8759	0.8641	0.8516	0.8383	0.8242	0.8094	0.7937	0.7772	0.7600	0.7420	0.7235
R	72	0.9329	0.9262	0.9186	0.9105	0.9015	0.8917	0.8812	0.8698	0.8577	0.8447	0.8309	0.8164	0.8011	0.7849	0.7680	0.7503	0.7320
Y	73	0.9362	0.9297	0.9225	0.9147	0.9060	0.8966	0.8864	0.8754	0.8636	0.8509	0.8376	0.8234	0.8085	0.7926	0.7761	0.7586	0.7406
	74	0.9394	0.9332	0.9263	0.9188	0.9105	0.9014	0.8915	0.8809	0.8695	0.8572	0.8442	0.8304	0.8158	0.8003	0.7841	0.7669	0.7492
	75	0.9424	0.9366	0.9300	0.9228	0.9147	0.9060	0.8965	0.8862	0.8753	0.8634	0.8507	0.8373	0.8231	0.8080	0.7920	0.7753	0.7579
	76	0.9454	0.9398	0.9335	0.9266	0.9189	0.9106	0.9015	0.8915	0.8809	0.8694	0.8572	0.8441	0.8303	0.8155	0.8000	0.7835	0.7665
	77	0.9483	0.9429	0.9369	0.9303	0.9230	0.9149	0.9062	0.8966	0.8864	0.8752	0.8634	0.8508	0.8374	0.8230	0.8078	0.7917	0.7750
	78	0.9510	0.9460	0.9402	0.9339	0.9269	0.9192	0.9108	0.9016	0.8918	0.8810	0.8695	0.8573	0.8443	0.8304	0.8156	0.7998	0.7836
	79	0.9536	0.9488	0.9433	0.9374	0.9307	0.9233	0.9152	0.9064	0.8969	0.8866	0.8755	0.8638	0.8512	0.8376	0.8232	0.8080	0.7920
	80	0.9561	0.9515	0.9464	0.9407	0.9343	0.9272	0.9196	0.9111	0.9019	0.8921	0.8814	0.8700	0.8578	0.8447	0.8307	0.8159	0.8003
	81	0.9585	0.9542	0.9493	0.9438	0.9378	0.9310	0.9237	0.9156	0.9069	0.8973	0.8871	0.8761	0.8643	0.8517	0.8382	0.8237	0.8085
	82	0.9608	0.9567	0.9521	0.9469	0.9412	0.9347	0.9277	0.9200	0.9116	0.9025	0.8926	0.8821	0.8708	0.8585	0.8454	0.8314	0.8167
	83	0.9631	0.9592	0.9548	0.9498	0.9444	0.9383	0.9316	0.9242	0.9162	0.9075	0.8980	0.8880	0.8770	0.8652	0.8525	0.8389	0.8247
	84	0.9652	0.9615	0.9573	0.9527	0.9475	0.9417	0.9354	0.9283	0.9207	0.9123	0.9033	0.8936	0.8831	0.8717	0.8595	0.8464	0.8326
	85	0.9672	0.9637	0.9598	0.9554	0.9504	0.9450	0.9390	0.9323	0.9250	0.9170	0.9084	0.8991	0.8891	0.8781	0.8664	0.8537	0.8403

46

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	25	0.9910	0.9903	0.9894	0.9885	0.9876	0.9865	0.9853	0.9841	0.9826	0.9812	0.9796	0.9779	0.9760	0.9741	0.9719	0.9696	0.9671
G	26	0.9912	0.9905	0.9897	0.9887	0.9878	0.9868	0.9856	0.9844	0.9830	0.9816	0.9801	0.9783	0.9765	0.9746	0.9724	0.9701	0.9676
E	27	0.9914	0.9908	0.9899	0.9890	0.9881	0.9872	0.9859	0.9848	0.9834	0.9820	0.9804	0.9787	0.9770	0.9750	0.9729	0.9706	0.9682
	28	0.9917	0.9910	0.9902	0.9893	0.9885	0.9874	0.9863	0.9852	0.9838	0.9825	0.9810	0.9793	0.9775	0.9755	0.9735	0.9712	0.9688
O	29	0.9920	0.9913	0.9905	0.9896	0.9888	0.9878	0.9867	0.9855	0.9842	0.9829	0.9814	0.9797	0.9780	0.9761	0.9740	0.9718	0.9694
F	30	0.9922	0.9915	0.9908	0.9899	0.9892	0.9882	0.9870	0.9860	0.9846	0.9834	0.9818	0.9802	0.9785	0.9766	0.9746	0.9724	0.9700
	31	0.9925	0.9918	0.9910	0.9903	0.9895	0.9885	0.9874	0.9863	0.9850	0.9838	0.9824	0.9807	0.9790	0.9772	0.9752	0.9730	0.9706
B	32	0.9927	0.9920	0.9913	0.9906	0.9898	0.9888	0.9878	0.9867	0.9855	0.9843	0.9828	0.9812	0.9795	0.9777	0.9758	0.9737	0.9713
E	33	0.9929	0.9923	0.9916	0.9909	0.9901	0.9892	0.9881	0.9872	0.9859	0.9847	0.9833	0.9818	0.9801	0.9783	0.9764	0.9743	0.9720
N	34	0.9931	0.9925	0.9919	0.9912	0.9904	0.9896	0.9885	0.9875	0.9863	0.9851	0.9838	0.9823	0.9807	0.9789	0.9770	0.9749	0.9727
E	35	0.9934	0.9928	0.9921	0.9915	0.9907	0.9899	0.9889	0.9880	0.9867	0.9856	0.9843	0.9828	0.9812	0.9795	0.9776	0.9756	0.9734
F	36	0.9936	0.9930	0.9924	0.9918	0.9911	0.9902	0.9893	0.9883	0.9872	0.9861	0.9848	0.9833	0.9818	0.9801	0.9783	0.9763	0.9741
I	37	0.9939	0.9933	0.9927	0.9921	0.9914	0.9906	0.9896	0.9887	0.9876	0.9865	0.9852	0.9838	0.9824	0.9807	0.9789	0.9770	0.9749
C	38	0.9941	0.9936	0.9930	0.9923	0.9917	0.9909	0.9900	0.9891	0.9881	0.9870	0.9858	0.9844	0.9830	0.9813	0.9796	0.9777	0.9755
I	39	0.9943	0.9938	0.9932	0.9926	0.9920	0.9913	0.9904	0.9895	0.9884	0.9874	0.9863	0.9850	0.9835	0.9820	0.9803	0.9784	0.9763
A	40	0.9945	0.9940	0.9935	0.9929	0.9923	0.9916	0.9907	0.9899	0.9889	0.9879	0.9867	0.9855	0.9841	0.9826	0.9809	0.9791	0.9770
R	41	0.9947	0.9942	0.9938	0.9932	0.9926	0.9919	0.9911	0.9903	0.9893	0.9884	0.9872	0.9860	0.9847	0.9832	0.9816	0.9798	0.9779
Y	42	0.9949	0.9944	0.9940	0.9935	0.9929	0.9922	0.9915	0.9907	0.9897	0.9889	0.9877	0.9865	0.9852	0.9838	0.9822	0.9805	0.9786
	43	0.9951	0.9947	0.9942	0.9937	0.9931	0.9925	0.9918	0.9911	0.9902	0.9892	0.9882	0.9870	0.9858	0.9845	0.9829	0.9812	0.9794
	44	0.9953	0.9949	0.9944	0.9940	0.9934	0.9928	0.9921	0.9914	0.9905	0.9897	0.9887	0.9876	0.9863	0.9851	0.9836	0.9819	0.9801
	45	0.9955	0.9951	0.9947	0.9942	0.9937	0.9931	0.9924	0.9918	0.9909	0.9901	0.9891	0.9881	0.9869	0.9857	0.9842	0.9826	0.9809
	46	0.9957	0.9953	0.9949	0.9944	0.9940	0.9934	0.9928	0.9921	0.9913	0.9906	0.9896	0.9885	0.9874	0.9862	0.9848	0.9833	0.9816
	47	0.9959	0.9955	0.9952	0.9947	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9901	0.9891	0.9880	0.9868	0.9855	0.9840	0.9824
	48	0.9961	0.9957	0.9953	0.9949	0.9946	0.9940	0.9934	0.9928	0.9921	0.9914	0.9905	0.9895	0.9885	0.9874	0.9861	0.9847	0.9831
	49	0.9962	0.9959	0.9955	0.9952	0.9948	0.9943	0.9937	0.9932	0.9925	0.9918	0.9909	0.9900	0.9890	0.9879	0.9867	0.9854	0.9838
	50	0.9964	0.9961	0.9958	0.9954	0.9950	0.9945	0.9940	0.9935	0.9928	0.9921	0.9914	0.9905	0.9896	0.9885	0.9873	0.9860	0.9845
	51	0.9966	0.9963	0.9960	0.9956	0.9953	0.9948	0.9943	0.9938	0.9931	0.9925	0.9917	0.9909	0.9900	0.9891	0.9879	0.9867	0.9853
	52	0.9967	0.9964	0.9961	0.9958	0.9955	0.9951	0.9946	0.9941	0.9934	0.9929	0.9922	0.9914	0.9905	0.9896	0.9885	0.9873	0.9860
	53	0.9969	0.9967	0.9964	0.9960	0.9957	0.9954	0.9948	0.9944	0.9938	0.9933	0.9926	0.9918	0.9910	0.9901	0.9891	0.9880	0.9867
	54	0.9970	0.9968	0.9965	0.9962	0.9960	0.9956	0.9951	0.9947	0.9941	0.9936	0.9929	0.9922	0.9914	0.9906	0.9896	0.9885	0.9873
	55	0.9972	0.9970	0.9967	0.9964	0.9962	0.9958	0.9953	0.9950	0.9944	0.9939	0.9933	0.9926	0.9919	0.9911	0.9901	0.9891	0.9880

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	56	0.9973	0.9971	0.9969	0.9966	0.9963	0.9960	0.9956	0.9953	0.9947	0.9942	0.9937	0.9930	0.9924	0.9916	0.9907	0.9897	0.9886
G	57	0.9975	0.9973	0.9970	0.9968	0.9966	0.9963	0.9959	0.9955	0.9950	0.9946	0.9940	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892
E	58	0.9976	0.9974	0.9972	0.9969	0.9968	0.9965	0.9961	0.9958	0.9953	0.9949	0.9944	0.9937	0.9931	0.9925	0.9917	0.9908	0.9898
	59	0.9977	0.9975	0.9974	0.9971	0.9969	0.9966	0.9963	0.9960	0.9955	0.9952	0.9947	0.9941	0.9936	0.9929	0.9922	0.9913	0.9903
O	60	0.9978	0.9977	0.9975	0.9973	0.9971	0.9969	0.9965	0.9962	0.9958	0.9955	0.9950	0.9945	0.9939	0.9933	0.9927	0.9919	0.9910
F	61	0.9980	0.9978	0.9976	0.9975	0.9973	0.9971	0.9967	0.9965	0.9961	0.9958	0.9954	0.9948	0.9943	0.9938	0.9931	0.9923	0.9915
	62	0.9981	0.9980	0.9978	0.9976	0.9975	0.9972	0.9969	0.9967	0.9963	0.9961	0.9956	0.9952	0.9946	0.9942	0.9935	0.9928	0.9920
B	63	0.9982	0.9981	0.9979	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9963	0.9959	0.9955	0.9950	0.9945	0.9940	0.9932	0.9925
E	64	0.9983	0.9982	0.9981	0.9979	0.9978	0.9976	0.9973	0.9971	0.9967	0.9965	0.9962	0.9958	0.9953	0.9948	0.9944	0.9937	0.9930
N	65	0.9984	0.9983	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9947	0.9942	0.9934
E	66	0.9985	0.9984	0.9983	0.9981	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9966	0.9963	0.9959	0.9955	0.9951	0.9946	0.9939
F	67	0.9986	0.9985	0.9984	0.9983	0.9982	0.9980	0.9978	0.9977	0.9973	0.9972	0.9970	0.9966	0.9962	0.9958	0.9954	0.9949	0.9944
I	68	0.9987	0.9987	0.9985	0.9984	0.9984	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9961	0.9957	0.9953	0.9948
C	69	0.9988	0.9987	0.9987	0.9985	0.9984	0.9983	0.9981	0.9980	0.9977	0.9976	0.9973	0.9971	0.9968	0.9965	0.9960	0.9956	0.9952
I	70	0.9989	0.9988	0.9987	0.9986	0.9986	0.9984	0.9983	0.9981	0.9979	0.9978	0.9976	0.9973	0.9970	0.9968	0.9964	0.9960	0.9955
A	71	0.9990	0.9989	0.9988	0.9987	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9967	0.9963	0.9959
R	72	0.9990	0.9990	0.9989	0.9988	0.9988	0.9986	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9966	0.9962
Y	73	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9983	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9965
	74	0.9992	0.9991	0.9990	0.9990	0.9990	0.9989	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9978	0.9977	0.9974	0.9971	0.9968
	75	0.9993	0.9992	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9984	0.9982	0.9981	0.9978	0.9977	0.9973	0.9970
	76	0.9993	0.9993	0.9992	0.9991	0.9991	0.9991	0.9989	0.9989	0.9987	0.9987	0.9985	0.9984	0.9982	0.9981	0.9978	0.9976	0.9973
	77	0.9993	0.9993	0.9993	0.9992	0.9992	0.9992	0.9990	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9981	0.9978	0.9976
	78	0.9994	0.9994	0.9993	0.9993	0.9993	0.9992	0.9991	0.9991	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9977
	79	0.9995	0.9994	0.9994	0.9993	0.9993	0.9993	0.9992	0.9992	0.9990	0.9990	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980
	80	0.9995	0.9995	0.9994	0.9994	0.9994	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9981
	81	0.9996	0.9996	0.9995	0.9994	0.9995	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9988	0.9988	0.9987	0.9985	0.9983
	82	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9992	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985
	83	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9995	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9986
	84	0.9996	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9987
	85	0.9997	0.9996	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9995	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	25	0.9645	0.9616	0.9586	0.9553	0.9519	0.9483	0.9444	0.9403	0.9360	0.9314	0.9266	0.9215	0.9159	0.9101	0.9039	0.8974	0.8903
G	26	0.9651	0.9622	0.9592	0.9559	0.9526	0.9490	0.9451	0.9411	0.9367	0.9321	0.9274	0.9222	0.9167	0.9109	0.9047	0.8982	0.8912
E	27	0.9657	0.9628	0.9598	0.9566	0.9533	0.9497	0.9458	0.9417	0.9374	0.9329	0.9281	0.9230	0.9175	0.9117	0.9055	0.8990	0.8920
	28	0.9662	0.9635	0.9605	0.9573	0.9539	0.9504	0.9465	0.9425	0.9383	0.9337	0.9289	0.9238	0.9184	0.9126	0.9064	0.8999	0.8929
O	29	0.9669	0.9641	0.9611	0.9580	0.9547	0.9511	0.9473	0.9433	0.9391	0.9345	0.9298	0.9247	0.9192	0.9135	0.9073	0.9008	0.8939
F	30	0.9675	0.9648	0.9619	0.9587	0.9554	0.9519	0.9481	0.9442	0.9399	0.9354	0.9307	0.9256	0.9201	0.9145	0.9083	0.9018	0.8949
	31	0.9682	0.9654	0.9626	0.9595	0.9562	0.9527	0.9490	0.9450	0.9408	0.9363	0.9316	0.9266	0.9212	0.9154	0.9093	0.9029	0.8959
B	32	0.9689	0.9662	0.9634	0.9602	0.9570	0.9535	0.9498	0.9459	0.9417	0.9373	0.9326	0.9276	0.9222	0.9166	0.9104	0.9040	0.8971
E	33	0.9696	0.9669	0.9641	0.9610	0.9579	0.9544	0.9507	0.9468	0.9426	0.9383	0.9336	0.9287	0.9233	0.9176	0.9115	0.9051	0.8982
N	34	0.9703	0.9677	0.9649	0.9619	0.9587	0.9553	0.9517	0.9478	0.9437	0.9393	0.9347	0.9297	0.9244	0.9188	0.9127	0.9063	0.8995
E	35	0.9711	0.9685	0.9658	0.9628	0.9596	0.9563	0.9526	0.9488	0.9447	0.9404	0.9358	0.9309	0.9256	0.9200	0.9140	0.9077	0.9008
F	36	0.9718	0.9693	0.9666	0.9636	0.9605	0.9572	0.9536	0.9498	0.9458	0.9415	0.9370	0.9321	0.9268	0.9213	0.9153	0.9089	0.9021
I	37	0.9726	0.9701	0.9674	0.9645	0.9615	0.9582	0.9546	0.9509	0.9469	0.9426	0.9382	0.9333	0.9280	0.9226	0.9166	0.9104	0.9036
C	38	0.9734	0.9710	0.9683	0.9655	0.9624	0.9592	0.9557	0.9520	0.9481	0.9439	0.9394	0.9346	0.9294	0.9240	0.9181	0.9118	0.9051
I	39	0.9742	0.9718	0.9692	0.9664	0.9635	0.9603	0.9568	0.9531	0.9492	0.9451	0.9407	0.9360	0.9308	0.9254	0.9195	0.9133	0.9067
A	40	0.9750	0.9726	0.9701	0.9673	0.9645	0.9613	0.9579	0.9544	0.9505	0.9464	0.9420	0.9373	0.9322	0.9269	0.9211	0.9149	0.9083
R	41	0.9758	0.9735	0.9710	0.9683	0.9655	0.9624	0.9591	0.9556	0.9517	0.9477	0.9434	0.9388	0.9337	0.9285	0.9227	0.9166	0.9100
Y	42	0.9766	0.9744	0.9719	0.9693	0.9665	0.9635	0.9602	0.9568	0.9530	0.9491	0.9448	0.9402	0.9353	0.9301	0.9243	0.9183	0.9118
	43	0.9774	0.9753	0.9729	0.9703	0.9676	0.9646	0.9614	0.9580	0.9543	0.9505	0.9463	0.9417	0.9369	0.9317	0.9261	0.9200	0.9136
	44	0.9783	0.9761	0.9738	0.9713	0.9686	0.9658	0.9626	0.9593	0.9557	0.9518	0.9478	0.9433	0.9385	0.9334	0.9278	0.9219	0.9155
	45	0.9790	0.9770	0.9748	0.9723	0.9697	0.9669	0.9638	0.9606	0.9571	0.9533	0.9493	0.9449	0.9401	0.9352	0.9296	0.9238	0.9175
	46	0.9799	0.9778	0.9757	0.9733	0.9708	0.9681	0.9651	0.9619	0.9584	0.9548	0.9508	0.9465	0.9418	0.9369	0.9315	0.9258	0.9195
	47	0.9807	0.9787	0.9766	0.9743	0.9719	0.9692	0.9663	0.9632	0.9599	0.9562	0.9524	0.9482	0.9436	0.9387	0.9334	0.9277	0.9216
	48	0.9815	0.9796	0.9775	0.9753	0.9730	0.9704	0.9675	0.9645	0.9613	0.9577	0.9539	0.9499	0.9453	0.9406	0.9354	0.9297	0.9237
	49	0.9823	0.9804	0.9785	0.9763	0.9741	0.9715	0.9688	0.9659	0.9627	0.9593	0.9556	0.9516	0.9471	0.9425	0.9374	0.9319	0.9259
	50	0.9831	0.9813	0.9794	0.9773	0.9751	0.9727	0.9700	0.9672	0.9641	0.9608	0.9572	0.9532	0.9489	0.9444	0.9394	0.9340	0.9282
	51	0.9838	0.9821	0.9803	0.9783	0.9761	0.9739	0.9712	0.9685	0.9655	0.9622	0.9588	0.9550	0.9508	0.9464	0.9415	0.9362	0.9305
	52	0.9846	0.9830	0.9812	0.9792	0.9772	0.9750	0.9725	0.9698	0.9670	0.9638	0.9605	0.9567	0.9527	0.9483	0.9435	0.9384	0.9328
	53	0.9853	0.9838	0.9821	0.9802	0.9782	0.9761	0.9737	0.9712	0.9684	0.9653	0.9620	0.9585	0.9546	0.9503	0.9456	0.9406	0.9351
	54	0.9860	0.9846	0.9830	0.9812	0.9793	0.9772	0.9749	0.9724	0.9698	0.9668	0.9637	0.9602	0.9564	0.9523	0.9478	0.9429	0.9376
	55	0.9867	0.9853	0.9839	0.9821	0.9803	0.9783	0.9761	0.9738	0.9711	0.9683	0.9653	0.9620	0.9582	0.9544	0.9499	0.9452	0.9400

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	56	0.9874	0.9861	0.9846	0.9830	0.9813	0.9794	0.9773	0.9750	0.9726	0.9698	0.9670	0.9637	0.9602	0.9563	0.9521	0.9475	0.9424
G	57	0.9881	0.9868	0.9855	0.9839	0.9823	0.9804	0.9785	0.9763	0.9739	0.9714	0.9686	0.9654	0.9620	0.9583	0.9542	0.9498	0.9449
E	58	0.9887	0.9876	0.9863	0.9848	0.9832	0.9815	0.9796	0.9775	0.9753	0.9728	0.9701	0.9672	0.9638	0.9604	0.9563	0.9521	0.9473
	59	0.9894	0.9883	0.9870	0.9856	0.9842	0.9825	0.9807	0.9788	0.9766	0.9742	0.9717	0.9689	0.9657	0.9623	0.9585	0.9544	0.9498
O	60	0.9901	0.9890	0.9877	0.9864	0.9850	0.9835	0.9818	0.9799	0.9778	0.9756	0.9733	0.9705	0.9675	0.9643	0.9606	0.9567	0.9523
F	61	0.9906	0.9896	0.9885	0.9872	0.9859	0.9845	0.9828	0.9811	0.9791	0.9770	0.9747	0.9722	0.9693	0.9662	0.9627	0.9589	0.9547
	62	0.9912	0.9902	0.9892	0.9880	0.9868	0.9854	0.9839	0.9822	0.9803	0.9784	0.9762	0.9738	0.9710	0.9681	0.9648	0.9612	0.9572
B	63	0.9918	0.9909	0.9899	0.9888	0.9876	0.9863	0.9848	0.9833	0.9815	0.9797	0.9777	0.9754	0.9728	0.9699	0.9668	0.9634	0.9595
E	64	0.9923	0.9915	0.9906	0.9895	0.9884	0.9872	0.9858	0.9844	0.9827	0.9810	0.9790	0.9768	0.9744	0.9718	0.9688	0.9655	0.9618
N	65	0.9929	0.9920	0.9912	0.9902	0.9892	0.9880	0.9867	0.9853	0.9838	0.9822	0.9804	0.9783	0.9760	0.9735	0.9707	0.9676	0.9642
E	66	0.9933	0.9926	0.9917	0.9908	0.9899	0.9888	0.9876	0.9863	0.9849	0.9833	0.9817	0.9797	0.9776	0.9753	0.9726	0.9697	0.9664
F	67	0.9938	0.9931	0.9924	0.9914	0.9906	0.9896	0.9884	0.9873	0.9859	0.9845	0.9829	0.9812	0.9791	0.9769	0.9744	0.9716	0.9685
I	68	0.9943	0.9936	0.9928	0.9921	0.9912	0.9904	0.9892	0.9882	0.9869	0.9856	0.9841	0.9824	0.9805	0.9785	0.9761	0.9736	0.9706
C	69	0.9947	0.9941	0.9934	0.9926	0.9919	0.9910	0.9900	0.9890	0.9878	0.9866	0.9852	0.9837	0.9819	0.9800	0.9778	0.9754	0.9727
I	70	0.9950	0.9945	0.9939	0.9932	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9863	0.9849	0.9832	0.9815	0.9794	0.9772	0.9746
A	71	0.9954	0.9949	0.9943	0.9937	0.9931	0.9923	0.9915	0.9906	0.9896	0.9885	0.9873	0.9860	0.9845	0.9829	0.9809	0.9789	0.9765
R	72	0.9958	0.9953	0.9948	0.9942	0.9936	0.9929	0.9921	0.9913	0.9904	0.9894	0.9883	0.9871	0.9857	0.9841	0.9824	0.9805	0.9783
Y	73	0.9961	0.9957	0.9952	0.9946	0.9941	0.9935	0.9927	0.9920	0.9912	0.9902	0.9892	0.9881	0.9868	0.9854	0.9838	0.9820	0.9799
	74	0.9965	0.9960	0.9956	0.9951	0.9946	0.9940	0.9933	0.9927	0.9918	0.9910	0.9901	0.9890	0.9878	0.9866	0.9851	0.9835	0.9815
	75	0.9968	0.9964	0.9960	0.9955	0.9951	0.9945	0.9939	0.9932	0.9925	0.9918	0.9909	0.9900	0.9888	0.9877	0.9863	0.9848	0.9830
	76	0.9971	0.9967	0.9963	0.9958	0.9955	0.9950	0.9943	0.9938	0.9932	0.9924	0.9917	0.9908	0.9898	0.9887	0.9874	0.9861	0.9845
	77	0.9973	0.9970	0.9966	0.9962	0.9959	0.9954	0.9948	0.9943	0.9937	0.9931	0.9924	0.9916	0.9906	0.9897	0.9886	0.9873	0.9858
	78	0.9976	0.9972	0.9970	0.9965	0.9962	0.9958	0.9953	0.9948	0.9942	0.9937	0.9930	0.9924	0.9915	0.9906	0.9895	0.9884	0.9871
	79	0.9978	0.9975	0.9972	0.9969	0.9965	0.9962	0.9957	0.9953	0.9947	0.9943	0.9937	0.9930	0.9922	0.9915	0.9905	0.9894	0.9881
	80	0.9979	0.9977	0.9974	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9929	0.9922	0.9913	0.9904	0.9892
	81	0.9982	0.9979	0.9977	0.9974	0.9972	0.9968	0.9965	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9930	0.9921	0.9913	0.9902
	82	0.9983	0.9982	0.9979	0.9976	0.9974	0.9971	0.9968	0.9964	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9928	0.9921	0.9911
	83	0.9985	0.9983	0.9982	0.9978	0.9977	0.9974	0.9970	0.9968	0.9964	0.9960	0.9957	0.9953	0.9947	0.9942	0.9935	0.9928	0.9919
	84	0.9987	0.9985	0.9983	0.9981	0.9979	0.9976	0.9974	0.9971	0.9967	0.9965	0.9961	0.9957	0.9952	0.9947	0.9941	0.9935	0.9928
	85	0.9988	0.9986	0.9985	0.9982	0.9981	0.9979	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9956	0.9952	0.9946	0.9941	0.9935

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	25	0.8828	0.8749	0.8665	0.8576	0.8481	0.8382	0.8277	0.8167	0.8052	0.7932	0.7806	0.7676	0.7541	0.7400	0.7254	0.7102	0.6948
G	26	0.8837	0.8757	0.8673	0.8584	0.8490	0.8391	0.8286	0.8176	0.8062	0.7940	0.7815	0.7685	0.7550	0.7409	0.7263	0.7111	0.6957
E	27	0.8845	0.8766	0.8682	0.8594	0.8499	0.8399	0.8295	0.8185	0.8071	0.7950	0.7825	0.7695	0.7559	0.7418	0.7273	0.7121	0.6966
	28	0.8854	0.8776	0.8691	0.8603	0.8508	0.8409	0.8305	0.8195	0.8080	0.7960	0.7835	0.7704	0.7569	0.7428	0.7282	0.7130	0.6975
O	29	0.8864	0.8785	0.8702	0.8613	0.8519	0.8420	0.8316	0.8205	0.8091	0.7970	0.7845	0.7715	0.7580	0.7439	0.7293	0.7141	0.6986
F	30	0.8874	0.8796	0.8712	0.8624	0.8529	0.8430	0.8327	0.8217	0.8102	0.7982	0.7857	0.7726	0.7591	0.7450	0.7304	0.7152	0.6997
	31	0.8885	0.8807	0.8723	0.8635	0.8541	0.8442	0.8338	0.8228	0.8114	0.7994	0.7869	0.7739	0.7603	0.7462	0.7316	0.7165	0.7010
B	32	0.8896	0.8818	0.8735	0.8647	0.8553	0.8454	0.8351	0.8241	0.8126	0.8007	0.7881	0.7751	0.7616	0.7475	0.7329	0.7177	0.7023
E	33	0.8908	0.8830	0.8747	0.8660	0.8566	0.8467	0.8364	0.8254	0.8140	0.8020	0.7895	0.7765	0.7629	0.7489	0.7343	0.7191	0.7036
N	34	0.8921	0.8844	0.8761	0.8673	0.8580	0.8481	0.8377	0.8268	0.8154	0.8034	0.7909	0.7779	0.7644	0.7503	0.7357	0.7205	0.7050
E	35	0.8934	0.8857	0.8774	0.8687	0.8594	0.8495	0.8392	0.8283	0.8169	0.8049	0.7925	0.7795	0.7659	0.7519	0.7373	0.7221	0.7066
F	36	0.8949	0.8871	0.8789	0.8701	0.8609	0.8511	0.8407	0.8299	0.8185	0.8065	0.7941	0.7811	0.7676	0.7535	0.7389	0.7238	0.7082
I	37	0.8963	0.8886	0.8804	0.8717	0.8624	0.8527	0.8424	0.8315	0.8201	0.8082	0.7957	0.7828	0.7693	0.7553	0.7406	0.7254	0.7099
C	38	0.8979	0.8902	0.8820	0.8734	0.8642	0.8544	0.8441	0.8332	0.8219	0.8099	0.7975	0.7846	0.7711	0.7571	0.7425	0.7273	0.7118
I	39	0.8995	0.8918	0.8837	0.8751	0.8659	0.8562	0.8459	0.8351	0.8238	0.8119	0.7994	0.7865	0.7731	0.7590	0.7444	0.7292	0.7137
A	40	0.9011	0.8936	0.8855	0.8768	0.8677	0.8580	0.8479	0.8371	0.8257	0.8138	0.8014	0.7885	0.7751	0.7611	0.7465	0.7313	0.7158
R	41	0.9029	0.8954	0.8873	0.8788	0.8697	0.8600	0.8498	0.8391	0.8278	0.8159	0.8036	0.7907	0.7773	0.7633	0.7487	0.7336	0.7180
Y	42	0.9047	0.8972	0.8893	0.8807	0.8717	0.8621	0.8520	0.8412	0.8300	0.8182	0.8058	0.7930	0.7796	0.7656	0.7510	0.7359	0.7204
	43	0.9067	0.8992	0.8913	0.8828	0.8738	0.8642	0.8542	0.8435	0.8323	0.8205	0.8082	0.7953	0.7820	0.7680	0.7535	0.7383	0.7229
	44	0.9086	0.9012	0.8934	0.8850	0.8760	0.8665	0.8565	0.8459	0.8347	0.8230	0.8107	0.7979	0.7845	0.7705	0.7560	0.7410	0.7254
	45	0.9106	0.9033	0.8955	0.8872	0.8783	0.8689	0.8589	0.8483	0.8372	0.8255	0.8133	0.8005	0.7872	0.7733	0.7588	0.7437	0.7282
	46	0.9127	0.9055	0.8978	0.8896	0.8807	0.8714	0.8614	0.8509	0.8399	0.8282	0.8161	0.8033	0.7900	0.7761	0.7616	0.7466	0.7311
	47	0.9149	0.9078	0.9001	0.8920	0.8832	0.8739	0.8641	0.8536	0.8426	0.8310	0.8188	0.8062	0.7930	0.7791	0.7647	0.7496	0.7341
	48	0.9172	0.9101	0.9025	0.8945	0.8858	0.8765	0.8668	0.8564	0.8455	0.8340	0.8219	0.8093	0.7961	0.7822	0.7678	0.7528	0.7374
	49	0.9195	0.9125	0.9050	0.8970	0.8885	0.8793	0.8696	0.8593	0.8485	0.8370	0.8250	0.8124	0.7993	0.7855	0.7711	0.7561	0.7407
	50	0.9218	0.9150	0.9076	0.8997	0.8912	0.8822	0.8726	0.8623	0.8516	0.8402	0.8283	0.8157	0.8027	0.7889	0.7747	0.7597	0.7443
	51	0.9242	0.9174	0.9102	0.9025	0.8941	0.8851	0.8756	0.8655	0.8548	0.8435	0.8317	0.8192	0.8062	0.7925	0.7783	0.7634	0.7481
	52	0.9266	0.9200	0.9129	0.9053	0.8970	0.8881	0.8788	0.8688	0.8582	0.8470	0.8353	0.8229	0.8099	0.7963	0.7821	0.7672	0.7520
	53	0.9291	0.9227	0.9156	0.9081	0.9000	0.8913	0.8820	0.8721	0.8617	0.8506	0.8389	0.8267	0.8138	0.8002	0.7861	0.7713	0.7561
	54	0.9317	0.9254	0.9185	0.9111	0.9031	0.8945	0.8854	0.8756	0.8653	0.8543	0.8428	0.8306	0.8178	0.8044	0.7903	0.7756	0.7604
	55	0.9343	0.9281	0.9213	0.9141	0.9062	0.8978	0.8888	0.8792	0.8691	0.8582	0.8467	0.8347	0.8221	0.8087	0.7947	0.7801	0.7650

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	56	0.9368	0.9309	0.9242	0.9172	0.9095	0.9012	0.8924	0.8829	0.8729	0.8621	0.8508	0.8390	0.8264	0.8132	0.7993	0.7847	0.7698
G	57	0.9394	0.9336	0.9272	0.9203	0.9128	0.9047	0.8960	0.8867	0.8769	0.8662	0.8551	0.8434	0.8310	0.8179	0.8041	0.7896	0.7747
E	58	0.9421	0.9364	0.9302	0.9235	0.9162	0.9083	0.8998	0.8906	0.8810	0.8705	0.8595	0.8480	0.8356	0.8227	0.8091	0.7947	0.7799
	59	0.9448	0.9393	0.9332	0.9267	0.9196	0.9118	0.9035	0.8946	0.8851	0.8749	0.8641	0.8526	0.8405	0.8278	0.8142	0.8000	0.7854
O	60	0.9474	0.9420	0.9362	0.9299	0.9230	0.9154	0.9074	0.8986	0.8894	0.8793	0.8687	0.8575	0.8456	0.8329	0.8196	0.8056	0.7910
F	61	0.9500	0.9449	0.9393	0.9331	0.9264	0.9192	0.9113	0.9028	0.8937	0.8839	0.8735	0.8625	0.8508	0.8383	0.8252	0.8113	0.7969
	62	0.9526	0.9477	0.9423	0.9364	0.9299	0.9228	0.9152	0.9069	0.8981	0.8885	0.8784	0.8676	0.8561	0.8439	0.8309	0.8172	0.8030
B	63	0.9553	0.9505	0.9453	0.9396	0.9334	0.9265	0.9192	0.9111	0.9026	0.8932	0.8833	0.8727	0.8615	0.8495	0.8368	0.8233	0.8093
E	64	0.9577	0.9532	0.9483	0.9429	0.9368	0.9302	0.9231	0.9153	0.9070	0.8979	0.8883	0.8780	0.8670	0.8553	0.8428	0.8295	0.8158
N	65	0.9602	0.9559	0.9512	0.9460	0.9402	0.9339	0.9271	0.9196	0.9115	0.9027	0.8934	0.8833	0.8726	0.8611	0.8489	0.8359	0.8224
E	66	0.9627	0.9586	0.9541	0.9491	0.9436	0.9376	0.9310	0.9238	0.9159	0.9075	0.8984	0.8887	0.8783	0.8671	0.8551	0.8425	0.8291
F	67	0.9651	0.9612	0.9569	0.9522	0.9469	0.9411	0.9348	0.9279	0.9204	0.9122	0.9035	0.8940	0.8839	0.8731	0.8614	0.8490	0.8360
I	68	0.9674	0.9637	0.9596	0.9552	0.9502	0.9447	0.9386	0.9320	0.9248	0.9169	0.9085	0.8994	0.8896	0.8790	0.8678	0.8557	0.8429
C	69	0.9696	0.9661	0.9623	0.9581	0.9534	0.9481	0.9424	0.9360	0.9291	0.9216	0.9135	0.9047	0.8953	0.8851	0.8741	0.8623	0.8500
I	70	0.9717	0.9685	0.9648	0.9609	0.9564	0.9514	0.9460	0.9400	0.9334	0.9262	0.9185	0.9100	0.9009	0.8911	0.8804	0.8690	0.8570
A	71	0.9737	0.9708	0.9674	0.9636	0.9594	0.9547	0.9496	0.9438	0.9376	0.9307	0.9233	0.9153	0.9065	0.8971	0.8869	0.8758	0.8641
R	72	0.9757	0.9729	0.9697	0.9662	0.9622	0.9578	0.9530	0.9476	0.9417	0.9351	0.9280	0.9204	0.9120	0.9029	0.8931	0.8825	0.8712
Y	73	0.9776	0.9750	0.9720	0.9687	0.9650	0.9608	0.9563	0.9512	0.9456	0.9395	0.9327	0.9254	0.9174	0.9087	0.8993	0.8890	0.8782
	74	0.9794	0.9769	0.9742	0.9711	0.9677	0.9638	0.9595	0.9547	0.9494	0.9436	0.9372	0.9303	0.9227	0.9145	0.9054	0.8956	0.8852
	75	0.9811	0.9788	0.9763	0.9734	0.9701	0.9665	0.9626	0.9580	0.9531	0.9476	0.9416	0.9351	0.9279	0.9200	0.9114	0.9020	0.8920
	76	0.9826	0.9806	0.9782	0.9755	0.9726	0.9691	0.9654	0.9613	0.9566	0.9515	0.9459	0.9397	0.9329	0.9254	0.9172	0.9083	0.8988
	77	0.9841	0.9822	0.9800	0.9776	0.9748	0.9716	0.9682	0.9643	0.9600	0.9552	0.9498	0.9441	0.9377	0.9306	0.9228	0.9143	0.9053
	78	0.9854	0.9837	0.9817	0.9795	0.9769	0.9740	0.9708	0.9672	0.9632	0.9587	0.9537	0.9483	0.9422	0.9356	0.9283	0.9202	0.9116
	79	0.9868	0.9852	0.9833	0.9813	0.9789	0.9762	0.9732	0.9699	0.9662	0.9619	0.9573	0.9522	0.9466	0.9403	0.9335	0.9259	0.9178
	80	0.9880	0.9865	0.9848	0.9829	0.9808	0.9783	0.9755	0.9724	0.9690	0.9650	0.9608	0.9560	0.9508	0.9449	0.9384	0.9313	0.9236
	81	0.9891	0.9877	0.9861	0.9845	0.9824	0.9802	0.9777	0.9748	0.9717	0.9680	0.9640	0.9596	0.9547	0.9493	0.9432	0.9365	0.9292
	82	0.9901	0.9888	0.9875	0.9859	0.9841	0.9819	0.9796	0.9770	0.9741	0.9707	0.9671	0.9629	0.9584	0.9534	0.9477	0.9414	0.9346
	83	0.9910	0.9899	0.9886	0.9872	0.9855	0.9836	0.9816	0.9791	0.9764	0.9733	0.9699	0.9662	0.9619	0.9572	0.9519	0.9460	0.9397
	84	0.9918	0.9908	0.9896	0.9884	0.9869	0.9851	0.9833	0.9810	0.9786	0.9757	0.9726	0.9691	0.9652	0.9608	0.9560	0.9504	0.9445
	85	0.9927	0.9918	0.9907	0.9895	0.9882	0.9865	0.9848	0.9828	0.9806	0.9779	0.9750	0.9719	0.9683	0.9643	0.9597	0.9547	0.9492

Sub appendix A. 2

TABLE A -

O&R Participants For Distributions Beginning Before July 1, 2004

Joint And 100% Survivorship Option Without Pop-up

	Participant’s Age
Difference in Contingent Annuitant’s Age	25 to 27	28 to 30	31 to 33	34 to 36	37 to 39	40 to 42	43 to 45
Years Younger	%	%	%	%	%	%	%
20 or more	91	90	89	87	85	83	81
17 to 19	92	90	89	88	86	84	82
14 to 16	92	91	90	88	87	85	83
11 to 13	92	91	90	89	87	86	84
8 to 10	93	92	91	90	88	87	85
5 to 7	93	93	92	90	89	88	86
2 to 4	94	93	92	91	90	89	87
0 to 1	94	94	93	92	91	90	89

Years Older	%	%	%	%	%	%	%
0 to 1	94	94	93	92	91	90	89
2 to 4	95	94	94	93	92	91	90
5 to 7	96	95	94	94	93	92	91
8 to 10	96	96	95	94	94	93	92
11 to 13	97	96	96	95	95	94	93
14 to 16	97	97	96	96	95	95	94
17 to 19	97	97	97	96	96	96	95
20 or more	98	98	97	97	97	96	96

Note:	Ages for determination of option reduction: Step 1: Determine Participant’s nearest age in terms of years and months at the date payments commence. Step 2: Determine difference in Participant’s and contingent annuitant’s dates of birth to nearest year. Step 3: Spouse’s nearest age is Participant’s nearest age in Step 1 plus or minus difference determined in Step 2.

Sub appendix A. 2

TABLE A -

O&R Participants

For Distributions Beginning Before July 1, 2004

Joint And 100% Survivorship Option Without Pop-up

	Participant’s Age
Difference in Contingent Annuitant’s Age	46 to 48	49 to 51	52 to 54	55 to 57	58 to 60	61 to 63	64 and over
Years Younger	%	%	%	%	%	%	%
20 or more	79	76	74	71	68	64	61
17 to 19	80	78	75	72	69	66	63
14 to 16	81	79	76	74	71	68	65
11 to 13	82	80	78	75	73	70	67
8 to 10	83	81	79	77	74	72	69
5 to 7	85	83	81	79	77	74	72
2 to 4	86	84	83	81	79	77	75
0 to 1	87	86	84	83	81	79	78

Years Older	%	%	%	%	%	%	%
0 to 1	87	86	84	83	81	79	78
2 to 4	89	87	86	85	83	82	81
5 to 7	90	89	88	87	86	85	83
8 to 10	91	91	90	89	88	87	86
11 to 13	93	92	91	91	90	89	89
14 to 16	94	93	93	92	92	92	91
17 to 19	95	95	94	94	94	94	93
20 or more	96	96	96	95	95	95	95

Note:	Ages for determination of option reduction: Step 1: Determine Participant’s nearest age in terms of years and months at the date payments commence. Step 2: Determine difference in Participant’s and contingent annuitant’s dates of birth to nearest year. Step 3: Spouse’s nearest age is Participant’s nearest age in Step 1 plus or minus difference determined in Step 2.

Sub appendix A. 2

Table B - O&R Participants

For Distributions Beginning Before July 1, 2004

Joint And 50% Survivorship Option Factors Without Pop-Up

	Participant’s Age
Difference in Contingent Annuitant’s Age	25 to 27	28 to 30	31 to 33	34 to 36	37 to 39	40 to 42	43 to 45
Years Younger	%	%	%	%	%	%	%
20 or more	95	95	94	93	92	91	90
17 to 19	96	95	94	93	92	91	90
14 to 16	96	95	95	94	93	92	91
11 to 13	96	96	95	94	93	92	91
8 to 10	96	96	95	95	94	93	92
5 to 7	97	96	96	95	94	93	93
2 to 4	97	96	96	95	95	94	93
0 to 1	97	97	96	96	95	95	94

Years Older	%	%	%	%	%	%	%
0 to 1	97	97	96	96	95	95	94
2 to 4	97	97	97	96	96	95	95
5 to 7	98	97	97	97	96	96	95
8 to 10	98	98	97	97	97	96	96
11 to 13	98	98	98	97	97	97	97
14 to 16	98	98	98	98	98	97	97
17 to 19	99	99	98	98	98	98	98
20 or more	99	99	99	98	98	98	98

Note:	Ages for determination of option reduction: Step 1: Determine Participant’s nearest age in terms of years and months at the date payments commence. Step 2: Determine difference in Participant’s and contingent annuitant’s dates of birth to nearest year. Step 3: Spouse’s nearest age is Participant’s nearest age in Step 1 plus or minus difference determined in Step 2.

Sub appendix A. 2

Table B - O&R Participants

For Distributions Beginning Before July 1, 2004

Joint And 50% Survivorship Option Without Pop-Up

	Participant’s Age
Difference in Contingent Annuitant’s Age	46 to 48	49 to 51	52 to 54	55 to 57	58 to 60	61 to 63	64 and over
Years Younger	%	%	%	%	%	%	%
20 or more	88	87	85	83	81	78	76
17 to 19	89	87	86	84	82	79	77
14 to 16	89	88	86	85	83	81	78
11 to 13	90	89	87	86	84	82	80
8 to 10	91	90	88	87	85	84	82
5 to 7	92	91	89	88	87	85	84
2 to 4	92	91	90	89	88	87	85
0 to 1	93	92	91	91	89	88	87

Years Older	%	%	%	%	%	%	%
0 to 1	93	92	91	91	89	88	87
2 to 4	94	93	93	92	91	90	89
5 to 7	95	94	94	93	92	92	91
8 to 10	96	95	95	94	94	93	93
11 to 13	96	96	95	95	95	94	94
14 to 16	97	97	96	96	96	96	95
17 to 19	97	97	97	97	97	97	96
20 or more	98	98	98	98	98	98	98

Note:	Ages for determination of option reduction: Step 1: Determine Participant’s nearest age in terms of years and months at the date payments commence. Step 2: Determine difference in Participant’s and contingent annuitant’s dates of birth to nearest year. Step 3: Spouse’s nearest age is Participant’s nearest age in Step 1 plus or minus difference determined in Step 2.

Sub appendix A. 2

Table C -

O&R Participants

For Distributions Beginning Before July 1, 2004

Joint And 100% Survivorship Option With Pop-Up

	Participant’s Age
Difference in Contingent Annuitant’s Age	25 to 27	28 to 30	31 to 33	34 to 36	37 to 39	40 to 42	43 to 45
Years Younger	%	%	%	%	%	%	%
20 or more	91	90	89	87	85	83	81
17 to 19	92	90	89	88	86	84	82
14 to 16	92	91	90	88	87	85	83
11 to 13	92	91	90	89	87	86	84
8 to 10	93	92	91	89	88	86	85
5 to 7	93	92	91	90	89	87	86
2 to 4	94	93	92	91	90	88	87
0 to 1	94	93	93	92	90	89	88

Years Older	%	%	%	%	%	%	%
0 to 1	94	93	93	92	90	89	88
2 to 4	95	94	93	92	91	90	89
5 to 7	95	95	94	93	92	91	90
8 to 10	96	95	94	94	93	92	91
11 to 13	96	96	95	94	94	93	92
14 to 16	97	96	96	95	94	94	93
17 to 19	97	97	96	96	95	94	94
20 or more	97	97	97	96	96	95	95

Note:	Ages for determination of option reduction: Step 1: Determine Participant’s nearest age in terms of years and months at the date payments commence. Step 2: Determine difference in Participant’s and contingent annuitant’s dates of birth to nearest year. Step 3: Spouse’s nearest age is Participant’s nearest age in Step 1 plus or minus difference determined in Step 2.

Sub appendix A. 2

Table C -

O&R Participants

For Distributions Beginning Before July 1, 2004

Joint And 100% Survivorship With Pop-Up Option Factors

	Participant’s Age
Difference in Contingent Annuitant’s Age	46 to 48	49 to 51	52 to 54	55 to 57	58 to 60	61 to 63	64 and over
Years Younger	%	%	%	%	%	%	%
20 or more	79	76	73	70	67	64	60
17 to 19	80	77	74	71	68	65	62
14 to 16	81	78	76	73	69	67	63
11 to 13	82	79	77	74	71	68	65
8 to 10	83	80	78	76	73	70	67
5 to 7	84	82	80	77	75	72	69
2 to 4	85	83	81	79	77	74	72
0 to 1	86	84	83	81	79	76	74

Years Older	%	%	%	%	%	%	%
0 to 1	86	84	83	81	79	76	74
2 to 4	87	86	84	82	80	78	76
5 to 7	89	87	86	84	82	81	79
8 to 10	90	89	87	86	84	83	81
11 to 13	91	90	89	87	86	85	83
14 to 16	92	91	90	89	88	87	86
17 to 19	93	92	91	90	90	89	88
20 or more	94	93	93	92	91	90	90

Note:	Ages for determination of option reduction: Step 1: Determine Participant’s nearest age in terms of years and months at the date payments commence. Step 2: Determine difference in Participant’s and contingent annuitant’s dates of birth to nearest year. Step 3: Spouse’s nearest age is Participant’s nearest age in Step 1 plus or minus difference determined in Step 2.

Sub appendix A. 2

Table D -

O&R Participants

For Distributions Beginning Before July 1, 2004

Joint And 50% Survivorship With Pop-Up Option Factors

	Participant’s Age
Difference in Contingent Annuitant’s Age	25 to 27	28 to 30	31 to 33	34 to 36	37 to 39	40 to 42	43 to 45
Years Younger	%	%	%	%	%	%	%
20 or more	95	95	94	93	92	91	90
17 to 19	96	95	94	93	92	91	90
14 to 16	96	95	94	94	93	92	91
11 to 13	96	95	95	94	93	92	91
8 to 10	96	96	95	94	94	93	92
5 to 7	97	96	95	95	94	93	92
2 to 4	97	96	96	95	94	94	93
0 to 1	97	97	96	96	95	94	93

Years Older	%	%	%	%	%	%	%
0 to 1	97	97	96	96	95	94	93
2 to 4	97	97	96	96	95	95	94
5 to 7	98	97	97	96	96	95	95
8 to 10	98	97	97	97	96	96	95
11 to 13	98	98	97	97	97	96	96
14 to 16	98	98	98	97	97	97	96
17 to 19	98	98	98	98	97	97	97
20 or more	99	98	98	98	98	97	97

Note:	Ages for determination of option reduction: Step 1: Determine Participant’s nearest age in terms of years and months at the date payments commence. Step 2: Determine difference in Participant’s and contingent annuitant’s dates of birth to nearest year. Step 3: Spouse’s nearest age is Participant’s nearest age in Step 1 plus or minus difference determined in Step 2.

Sub appendix A. 2

Table D -

O&R Participants

For Distributions Beginning Before July 1, 2004

Joint And 50% Survivorship With Pop-Up Option Factors

	Participant’s Age
Difference in Contingent Annuitant’s Age	46 to 48	49 to 51	52 to 54	55 to 57	58 to 60	61 to 63	64 and over
Years Younger	%	%	%	%	%	%	%
20 or more	88	86	84	82	80	78	75
17 to 19	89	87	85	83	81	79	76
14 to 16	89	88	86	84	82	80	77
11 to 13	90	88	87	85	83	81	79
8 to 10	90	89	88	86	84	82	80
5 to 7	91	90	89	87	85	84	82
2 to 4	92	91	90	88	87	85	83
0 to 1	93	92	90	89	88	86	85

Years Older	%	%	%	%	%	%	%
0 to 1	93	92	90	89	88	86	85
2 to 4	93	92	91	90	89	88	87
5 to 7	94	93	92	91	90	89	88
8 to 10	95	94	93	92	91	91	90
11 to 13	95	95	94	93	93	92	91
14 to 16	96	95	95	94	94	93	92
17 to 19	96	96	95	95	94	94	94
20 or more	97	97	96	96	95	95	95

Note:	Ages for determination of option reduction: Step 1: Determine Participant’s nearest age in terms of years and months at the date payments commence. Step 2: Determine difference in Participant’s and contingent annuitant’s dates of birth to nearest year. Step 3: Spouse’s nearest age is Participant’s nearest age in Step 1 plus or minus difference determined in Step 2.

Sub Appendix A. 2

Table E –

O&R Participants

For Distributions Beginning Before July 1, 2004

Reduction Factors For

Vested Participant Spouse’s Allowance Coverage

Applied for each year of coverage after termination of employment (or if later, from the time that the vested Participant has been given notice of his or her right to waive the vested Participant Spouse’s Allowance) and before the earlier of death or the Annuity Starting Date.

Vested Participant’s Age Range	Factors per Year of Coverage
60 and over	.80%
55 – 59.55%
50 – 54.35%
45 – 49.20%
40 – 44.15%
39 and under	.10%

The factors per year of coverage shall be pro-rated for months of coverage in the established age ranges in a manner determined by the Plan Administrator.

Sub appendix A. 2

TABLE F

O&R PARTICIPANTS

For purposes of calculating payment of Actuarial Equivalent which are otherwise not set forth in the Plan, the Plan Administrator has adopted the interest rate and mortality table described in Section 5.01(c)(3) as the interest rate and mortality table to be used on and after January 1, 2000 in all circumstances required by Code Section 417(e) and the regulations thereunder.

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

Age of Pensioner

		30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
A	20	0.9504	0.9466	0.9426	0.9384	0.9339	0.9290	0.9240	0.9187	0.9130	0.9070	0.9007	0.8941	0.8871	0.8798	0.8721	0.8642
G	21	0.9517	0.9480	0.9440	0.9399	0.9354	0.9306	0.9256	0.9203	0.9147	0.9087	0.9025	0.8958	0.8889	0.8816	0.8740	0.8660
E	22	0.9531	0.9494	0.9455	0.9413	0.9369	0.9322	0.9272	0.9220	0.9163	0.9105	0.9043	0.8976	0.8907	0.8835	0.8759	0.8679
	23	0.9544	0.9508	0.9469	0.9429	0.9385	0.9338	0.9289	0.9237	0.9181	0.9123	0.9061	0.8995	0.8926	0.8854	0.8778	0.8699
O	24	0.9558	0.9522	0.9484	0.9444	0.9401	0.9354	0.9306	0.9255	0.9199	0.9142	0.9080	0.9014	0.8946	0.8874	0.8799	0.8720
F	25	0.9571	0.9536	0.9499	0.9460	0.9417	0.9372	0.9323	0.9272	0.9218	0.9160	0.9099	0.9034	0.8966	0.8895	0.8820	0.8741
	26	0.9585	0.9551	0.9514	0.9476	0.9434	0.9389	0.9341	0.9291	0.9237	0.9180	0.9119	0.9055	0.8987	0.8917	0.8842	0.8763
B	27	0.9599	0.9566	0.9530	0.9492	0.9450	0.9406	0.9359	0.9309	0.9256	0.9199	0.9140	0.9076	0.9009	0.8938	0.8864	0.8786
E	28	0.9613	0.9580	0.9545	0.9508	0.9467	0.9424	0.9378	0.9328	0.9276	0.9220	0.9161	0.9097	0.9031	0.8961	0.8887	0.8810
N	29	0.9627	0.9595	0.9560	0.9524	0.9484	0.9441	0.9396	0.9348	0.9296	0.9241	0.9182	0.9120	0.9054	0.8984	0.8911	0.8834
E	30	0.9641	0.9609	0.9576	0.9540	0.9501	0.9459	0.9415	0.9368	0.9316	0.9262	0.9204	0.9142	0.9077	0.9008	0.8935	0.8859
F	31	0.9655	0.9624	0.9591	0.9556	0.9518	0.9477	0.9434	0.9387	0.9336	0.9284	0.9226	0.9165	0.9101	0.9033	0.8960	0.8884
I	32	0.9668	0.9638	0.9606	0.9572	0.9535	0.9495	0.9453	0.9407	0.9358	0.9305	0.9249	0.9189	0.9125	0.9058	0.8986	0.8911
C	33	0.9681	0.9652	0.9622	0.9589	0.9552	0.9513	0.9472	0.9427	0.9379	0.9327	0.9272	0.9212	0.9150	0.9083	0.9013	0.8938
I	34	0.9694	0.9667	0.9637	0.9605	0.9570	0.9532	0.9491	0.9447	0.9400	0.9349	0.9295	0.9236	0.9174	0.9109	0.9039	0.8966
A	35	0.9708	0.9680	0.9652	0.9620	0.9587	0.9549	0.9510	0.9467	0.9421	0.9371	0.9318	0.9261	0.9200	0.9135	0.9067	0.8994
R	36	0.9720	0.9694	0.9667	0.9636	0.9603	0.9567	0.9529	0.9487	0.9442	0.9393	0.9341	0.9285	0.9226	0.9163	0.9095	0.9023
Y	37	0.9733	0.9708	0.9681	0.9652	0.9620	0.9585	0.9548	0.9508	0.9463	0.9416	0.9365	0.9310	0.9251	0.9189	0.9123	0.9052
	38	0.9745	0.9721	0.9695	0.9667	0.9636	0.9602	0.9566	0.9527	0.9484	0.9438	0.9389	0.9335	0.9277	0.9217	0.9151	0.9082
	39	0.9757	0.9734	0.9709	0.9682	0.9652	0.9620	0.9585	0.9547	0.9505	0.9461	0.9412	0.9360	0.9304	0.9244	0.9180	0.9112
	40	0.9768	0.9746	0.9723	0.9697	0.9668	0.9637	0.9603	0.9567	0.9526	0.9483	0.9436	0.9385	0.9330	0.9272	0.9209	0.9142
	41	0.9780	0.9758	0.9736	0.9711	0.9683	0.9654	0.9621	0.9585	0.9546	0.9505	0.9459	0.9409	0.9356	0.9299	0.9238	0.9172
	42	0.9791	0.9771	0.9749	0.9725	0.9698	0.9670	0.9639	0.9604	0.9567	0.9527	0.9482	0.9434	0.9382	0.9327	0.9267	0.9203
	43	0.9801	0.9782	0.9761	0.9739	0.9713	0.9686	0.9656	0.9623	0.9587	0.9548	0.9505	0.9458	0.9408	0.9355	0.9296	0.9234
	44	0.9812	0.9793	0.9774	0.9752	0.9728	0.9701	0.9673	0.9642	0.9606	0.9569	0.9528	0.9482	0.9434	0.9382	0.9325	0.9264
	45	0.9822	0.9804	0.9785	0.9765	0.9742	0.9717	0.9689	0.9659	0.9626	0.9590	0.9550	0.9506	0.9459	0.9409	0.9354	0.9295
	46	0.9831	0.9815	0.9797	0.9777	0.9755	0.9731	0.9705	0.9676	0.9644	0.9609	0.9571	0.9529	0.9485	0.9436	0.9382	0.9325
	47	0.9840	0.9824	0.9808	0.9789	0.9768	0.9745	0.9721	0.9693	0.9662	0.9629	0.9593	0.9553	0.9509	0.9462	0.9411	0.9356
	48	0.9849	0.9834	0.9818	0.9801	0.9781	0.9759	0.9735	0.9710	0.9680	0.9649	0.9613	0.9575	0.9533	0.9488	0.9439	0.9385
	49	0.9857	0.9844	0.9829	0.9812	0.9793	0.9772	0.9750	0.9725	0.9697	0.9667	0.9634	0.9597	0.9557	0.9514	0.9466	0.9414
	50	0.9866	0.9853	0.9838	0.9823	0.9805	0.9785	0.9764	0.9741	0.9714	0.9686	0.9653	0.9618	0.9580	0.9538	0.9493	0.9443
	51	0.9873	0.9861	0.9847	0.9833	0.9816	0.9797	0.9777	0.9755	0.9730	0.9703	0.9672	0.9639	0.9602	0.9563	0.9519	0.9472
	52	0.9881	0.9869	0.9857	0.9843	0.9827	0.9810	0.9791	0.9769	0.9745	0.9720	0.9691	0.9659	0.9624	0.9587	0.9544	0.9499

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

Age of Pensioner

		30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
A	53	0.9888	0.9877	0.9865	0.9852	0.9837	0.9821	0.9803	0.9783	0.9760	0.9736	0.9709	0.9678	0.9645	0.9609	0.9569	0.9526
G	54	0.9895	0.9885	0.9873	0.9861	0.9847	0.9832	0.9815	0.9796	0.9775	0.9752	0.9726	0.9697	0.9666	0.9632	0.9594	0.9552
E	55	0.9901	0.9892	0.9881	0.9870	0.9857	0.9842	0.9826	0.9808	0.9788	0.9767	0.9742	0.9715	0.9685	0.9654	0.9617	0.9578
	56	0.9907	0.9898	0.9889	0.9878	0.9865	0.9852	0.9838	0.9821	0.9802	0.9782	0.9758	0.9733	0.9705	0.9674	0.9640	0.9603
O	57	0.9914	0.9905	0.9896	0.9886	0.9874	0.9862	0.9848	0.9832	0.9814	0.9795	0.9774	0.9750	0.9723	0.9694	0.9662	0.9627
F	58	0.9920	0.9911	0.9903	0.9893	0.9883	0.9870	0.9858	0.9844	0.9827	0.9809	0.9788	0.9766	0.9741	0.9714	0.9683	0.9650
	59	0.9925	0.9917	0.9909	0.9901	0.9890	0.9879	0.9867	0.9854	0.9838	0.9821	0.9803	0.9781	0.9758	0.9732	0.9703	0.9672
B	60	0.9930	0.9923	0.9916	0.9907	0.9898	0.9887	0.9877	0.9864	0.9849	0.9834	0.9816	0.9796	0.9774	0.9750	0.9723	0.9694
E	61	0.9934	0.9928	0.9922	0.9914	0.9905	0.9896	0.9885	0.9874	0.9860	0.9845	0.9829	0.9810	0.9789	0.9767	0.9741	0.9714
N	62	0.9940	0.9934	0.9927	0.9920	0.9912	0.9903	0.9893	0.9883	0.9870	0.9856	0.9841	0.9823	0.9804	0.9783	0.9760	0.9734
E	63	0.9944	0.9938	0.9933	0.9926	0.9918	0.9910	0.9902	0.9891	0.9879	0.9867	0.9852	0.9836	0.9818	0.9799	0.9776	0.9753
F	64	0.9948	0.9943	0.9937	0.9932	0.9924	0.9917	0.9909	0.9899	0.9888	0.9877	0.9863	0.9848	0.9832	0.9814	0.9793	0.9770
I	65	0.9952	0.9947	0.9942	0.9937	0.9930	0.9923	0.9916	0.9907	0.9897	0.9886	0.9873	0.9860	0.9844	0.9828	0.9808	0.9787
C	66	0.9956	0.9951	0.9947	0.9942	0.9935	0.9929	0.9922	0.9914	0.9905	0.9895	0.9884	0.9871	0.9856	0.9841	0.9822	0.9803
I	67	0.9959	0.9955	0.9951	0.9946	0.9941	0.9935	0.9928	0.9921	0.9912	0.9903	0.9893	0.9880	0.9867	0.9853	0.9836	0.9818
A	68	0.9962	0.9959	0.9955	0.9950	0.9945	0.9940	0.9934	0.9928	0.9919	0.9911	0.9901	0.9890	0.9878	0.9865	0.9849	0.9833
R	69	0.9966	0.9962	0.9958	0.9955	0.9950	0.9945	0.9939	0.9934	0.9926	0.9918	0.9909	0.9899	0.9888	0.9876	0.9862	0.9846
Y	70	0.9968	0.9965	0.9962	0.9959	0.9954	0.9949	0.9945	0.9939	0.9932	0.9926	0.9917	0.9907	0.9897	0.9886	0.9873	0.9859
	71	0.9971	0.9968	0.9965	0.9962	0.9958	0.9954	0.9950	0.9945	0.9938	0.9932	0.9924	0.9915	0.9906	0.9896	0.9883	0.9870
	72	0.9973	0.9971	0.9968	0.9965	0.9961	0.9958	0.9954	0.9949	0.9944	0.9938	0.9930	0.9923	0.9914	0.9904	0.9893	0.9882
	73	0.9976	0.9973	0.9971	0.9969	0.9965	0.9962	0.9958	0.9954	0.9948	0.9943	0.9937	0.9929	0.9921	0.9913	0.9903	0.9892
	74	0.9978	0.9975	0.9974	0.9971	0.9968	0.9965	0.9962	0.9958	0.9953	0.9949	0.9943	0.9935	0.9929	0.9921	0.9911	0.9901
	75	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9965	0.9962	0.9957	0.9953	0.9948	0.9942	0.9935	0.9928	0.9919	0.9910
	76	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9958	0.9953	0.9947	0.9941	0.9934	0.9927	0.9918
	77	0.9984	0.9982	0.9980	0.9979	0.9976	0.9974	0.9972	0.9969	0.9965	0.9961	0.9957	0.9952	0.9947	0.9941	0.9934	0.9926
	78	0.9985	0.9984	0.9982	0.9980	0.9979	0.9977	0.9974	0.9972	0.9968	0.9965	0.9961	0.9956	0.9952	0.9946	0.9939	0.9933
	79	0.9987	0.9985	0.9984	0.9982	0.9980	0.9978	0.9977	0.9975	0.9971	0.9969	0.9965	0.9961	0.9956	0.9951	0.9946	0.9940
	80	0.9988	0.9987	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9974	0.9972	0.9969	0.9965	0.9960	0.9956	0.9951	0.9945
	81	0.9989	0.9988	0.9986	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9968	0.9964	0.9961	0.9955	0.9950
	82	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9982	0.9979	0.9977	0.9975	0.9971	0.9968	0.9965	0.9960	0.9956
	83	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9984	0.9981	0.9980	0.9977	0.9974	0.9971	0.9968	0.9964	0.9960
	84	0.9992	0.9991	0.9990	0.9989	0.9989	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9977	0.9974	0.9971	0.9967	0.9964
	85	0.9993	0.9992	0.9991	0.9991	0.9989	0.9989	0.9988	0.9987	0.9985	0.9983	0.9982	0.9979	0.9977	0.9975	0.9971	0.9968

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

Age of Pensioner

		46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
A	20	0.8559	0.8472	0.8382	0.8289	0.8192	0.8091	0.7986	0.7878	0.7765	0.7648	0.7526	0.7400	0.7269	0.7134	0.6993	0.6848
G	21	0.8577	0.8491	0.8401	0.8307	0.8211	0.8110	0.8005	0.7896	0.7784	0.7666	0.7545	0.7418	0.7287	0.7151	0.7011	0.6866
E	22	0.8597	0.8510	0.8421	0.8327	0.8230	0.8129	0.8024	0.7916	0.7803	0.7686	0.7564	0.7437	0.7306	0.7170	0.7029	0.6884
	23	0.8617	0.8530	0.8441	0.8348	0.8251	0.8149	0.8045	0.7937	0.7824	0.7706	0.7584	0.7457	0.7326	0.7190	0.7049	0.6903
O	24	0.8637	0.8551	0.8462	0.8369	0.8272	0.8171	0.8067	0.7958	0.7845	0.7728	0.7605	0.7479	0.7347	0.7211	0.7070	0.6924
F	25	0.8659	0.8573	0.8484	0.8391	0.8294	0.8193	0.8089	0.7981	0.7867	0.7749	0.7627	0.7501	0.7369	0.7233	0.7091	0.6945
	26	0.8682	0.8596	0.8507	0.8414	0.8318	0.8217	0.8112	0.8004	0.7891	0.7773	0.7651	0.7524	0.7392	0.7256	0.7114	0.6967
B	27	0.8705	0.8619	0.8530	0.8438	0.8342	0.8241	0.8137	0.8029	0.7916	0.7797	0.7675	0.7548	0.7416	0.7279	0.7137	0.6991
E	28	0.8729	0.8644	0.8555	0.8463	0.8367	0.8267	0.8162	0.8054	0.7941	0.7823	0.7701	0.7574	0.7442	0.7304	0.7162	0.7015
N	29	0.8754	0.8669	0.8581	0.8489	0.8393	0.8293	0.8189	0.8081	0.7968	0.7850	0.7728	0.7600	0.7468	0.7331	0.7188	0.7041
E	30	0.8779	0.8695	0.8607	0.8515	0.8420	0.8320	0.8216	0.8108	0.7996	0.7878	0.7755	0.7628	0.7496	0.7359	0.7216	0.7068
F	31	0.8806	0.8721	0.8635	0.8543	0.8448	0.8349	0.8245	0.8138	0.8025	0.7907	0.7785	0.7657	0.7525	0.7388	0.7244	0.7097
I	32	0.8832	0.8749	0.8663	0.8572	0.8477	0.8378	0.8275	0.8167	0.8055	0.7937	0.7815	0.7688	0.7556	0.7418	0.7275	0.7127
C	33	0.8860	0.8778	0.8692	0.8601	0.8507	0.8409	0.8306	0.8199	0.8086	0.7969	0.7847	0.7719	0.7587	0.7450	0.7306	0.7158
I	34	0.8889	0.8807	0.8722	0.8632	0.8539	0.8440	0.8338	0.8231	0.8119	0.8002	0.7880	0.7753	0.7621	0.7483	0.7339	0.7191
A	35	0.8918	0.8837	0.8752	0.8663	0.8571	0.8473	0.8371	0.8264	0.8153	0.8036	0.7914	0.7787	0.7655	0.7517	0.7374	0.7226
R	36	0.8948	0.8868	0.8784	0.8696	0.8604	0.8506	0.8405	0.8299	0.8188	0.8072	0.7950	0.7823	0.7691	0.7553	0.7410	0.7261
Y	37	0.8978	0.8899	0.8816	0.8729	0.8638	0.8541	0.8440	0.8335	0.8225	0.8108	0.7987	0.7861	0.7729	0.7591	0.7448	0.7299
	38	0.9009	0.8931	0.8849	0.8763	0.8672	0.8576	0.8477	0.8372	0.8262	0.8146	0.8026	0.7899	0.7768	0.7631	0.7487	0.7338
	39	0.9040	0.8963	0.8883	0.8797	0.8708	0.8613	0.8514	0.8410	0.8301	0.8186	0.8066	0.7940	0.7809	0.7671	0.7528	0.7379
	40	0.9071	0.8996	0.8917	0.8833	0.8744	0.8650	0.8552	0.8450	0.8341	0.8227	0.8107	0.7982	0.7851	0.7714	0.7570	0.7422
	41	0.9103	0.9029	0.8951	0.8869	0.8781	0.8689	0.8592	0.8490	0.8382	0.8269	0.8150	0.8025	0.7895	0.7758	0.7615	0.7467
	42	0.9136	0.9063	0.8986	0.8905	0.8819	0.8728	0.8632	0.8531	0.8425	0.8312	0.8194	0.8070	0.7940	0.7804	0.7661	0.7513
	43	0.9168	0.9097	0.9022	0.8942	0.8857	0.8768	0.8673	0.8574	0.8468	0.8357	0.8240	0.8116	0.7987	0.7851	0.7709	0.7561
	44	0.9200	0.9131	0.9057	0.8979	0.8896	0.8808	0.8715	0.8617	0.8512	0.8402	0.8286	0.8164	0.8035	0.7900	0.7758	0.7611
	45	0.9232	0.9165	0.9093	0.9017	0.8935	0.8849	0.8757	0.8660	0.8558	0.8448	0.8334	0.8212	0.8085	0.7951	0.7810	0.7663
	46	0.9265	0.9199	0.9129	0.9054	0.8975	0.8890	0.8800	0.8705	0.8604	0.8496	0.8382	0.8262	0.8136	0.8003	0.7863	0.7716
	47	0.9297	0.9233	0.9165	0.9092	0.9015	0.8931	0.8843	0.8750	0.8650	0.8544	0.8432	0.8313	0.8188	0.8056	0.7917	0.7771
	48	0.9328	0.9267	0.9200	0.9129	0.9054	0.8973	0.8887	0.8795	0.8697	0.8593	0.8483	0.8366	0.8242	0.8111	0.7973	0.7828
	49	0.9359	0.9300	0.9236	0.9167	0.9094	0.9015	0.8930	0.8841	0.8745	0.8643	0.8534	0.8419	0.8296	0.8167	0.8030	0.7887
	50	0.9390	0.9333	0.9271	0.9204	0.9133	0.9056	0.8974	0.8887	0.8794	0.8693	0.8587	0.8473	0.8352	0.8224	0.8089	0.7947
	51	0.9420	0.9365	0.9306	0.9241	0.9172	0.9098	0.9019	0.8933	0.8842	0.8744	0.8639	0.8528	0.8409	0.8283	0.8149	0.8008
	52	0.9451	0.9397	0.9340	0.9278	0.9211	0.9140	0.9062	0.8980	0.8891	0.8795	0.8692	0.8583	0.8466	0.8342	0.8210	0.8071

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

Age of Pensioner

		46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
A	53	0.9479	0.9428	0.9373	0.9314	0.9250	0.9180	0.9106	0.9026	0.8939	0.8846	0.8746	0.8639	0.8525	0.8403	0.8273	0.8135
G	54	0.9508	0.9459	0.9406	0.9349	0.9288	0.9221	0.9149	0.9071	0.8988	0.8897	0.8800	0.8695	0.8584	0.8464	0.8336	0.8201
E	55	0.9536	0.9489	0.9439	0.9384	0.9325	0.9261	0.9191	0.9117	0.9036	0.8948	0.8854	0.8752	0.8643	0.8526	0.8401	0.8268
	56	0.9562	0.9518	0.9470	0.9418	0.9362	0.9300	0.9234	0.9162	0.9084	0.8999	0.8907	0.8808	0.8703	0.8588	0.8465	0.8335
O	57	0.9589	0.9547	0.9501	0.9452	0.9398	0.9339	0.9275	0.9206	0.9131	0.9049	0.8961	0.8865	0.8762	0.8651	0.8531	0.8403
F	58	0.9614	0.9574	0.9531	0.9484	0.9433	0.9377	0.9316	0.9251	0.9178	0.9099	0.9014	0.8922	0.8822	0.8714	0.8597	0.8472
	59	0.9638	0.9600	0.9560	0.9516	0.9467	0.9414	0.9356	0.9293	0.9224	0.9149	0.9067	0.8978	0.8881	0.8777	0.8663	0.8542
B	60	0.9662	0.9626	0.9588	0.9546	0.9500	0.9449	0.9395	0.9335	0.9269	0.9198	0.9119	0.9034	0.8941	0.8839	0.8729	0.8612
E	61	0.9685	0.9651	0.9615	0.9576	0.9533	0.9484	0.9432	0.9376	0.9314	0.9245	0.9170	0.9088	0.8998	0.8901	0.8795	0.8681
N	62	0.9706	0.9675	0.9641	0.9603	0.9563	0.9518	0.9469	0.9416	0.9356	0.9291	0.9220	0.9142	0.9056	0.8963	0.8860	0.8750
E	63	0.9727	0.9697	0.9666	0.9631	0.9593	0.9551	0.9504	0.9454	0.9398	0.9336	0.9269	0.9194	0.9112	0.9023	0.8925	0.8819
F	64	0.9746	0.9719	0.9689	0.9657	0.9621	0.9582	0.9539	0.9491	0.9439	0.9380	0.9316	0.9245	0.9168	0.9083	0.8988	0.8887
I	65	0.9765	0.9739	0.9712	0.9681	0.9648	0.9611	0.9571	0.9527	0.9478	0.9422	0.9362	0.9295	0.9221	0.9141	0.9051	0.8953
C	66	0.9783	0.9759	0.9733	0.9705	0.9674	0.9640	0.9602	0.9561	0.9515	0.9463	0.9407	0.9344	0.9274	0.9197	0.9111	0.9019
I	67	0.9799	0.9777	0.9754	0.9727	0.9699	0.9667	0.9631	0.9594	0.9550	0.9502	0.9449	0.9390	0.9324	0.9251	0.9170	0.9082
A	68	0.9815	0.9795	0.9773	0.9748	0.9722	0.9692	0.9660	0.9625	0.9584	0.9539	0.9489	0.9434	0.9372	0.9304	0.9228	0.9144
R	69	0.9830	0.9811	0.9791	0.9768	0.9744	0.9717	0.9687	0.9654	0.9617	0.9574	0.9528	0.9477	0.9419	0.9355	0.9283	0.9204
Y	70	0.9844	0.9826	0.9807	0.9787	0.9765	0.9739	0.9712	0.9681	0.9647	0.9608	0.9565	0.9517	0.9463	0.9403	0.9336	0.9261
	71	0.9857	0.9841	0.9823	0.9805	0.9784	0.9761	0.9735	0.9707	0.9676	0.9639	0.9600	0.9555	0.9505	0.9449	0.9386	0.9317
	72	0.9869	0.9854	0.9838	0.9821	0.9802	0.9780	0.9758	0.9732	0.9703	0.9669	0.9633	0.9592	0.9545	0.9493	0.9435	0.9370
	73	0.9881	0.9867	0.9853	0.9836	0.9819	0.9800	0.9778	0.9755	0.9728	0.9698	0.9663	0.9625	0.9583	0.9535	0.9480	0.9420
	74	0.9891	0.9879	0.9866	0.9851	0.9835	0.9817	0.9797	0.9776	0.9751	0.9724	0.9693	0.9658	0.9618	0.9574	0.9523	0.9467
	75	0.9900	0.9890	0.9877	0.9864	0.9850	0.9833	0.9815	0.9796	0.9773	0.9748	0.9720	0.9688	0.9652	0.9611	0.9564	0.9512
	76	0.9910	0.9899	0.9888	0.9877	0.9863	0.9849	0.9832	0.9815	0.9794	0.9771	0.9745	0.9715	0.9683	0.9645	0.9602	0.9554
	77	0.9918	0.9908	0.9899	0.9888	0.9876	0.9862	0.9847	0.9831	0.9813	0.9792	0.9768	0.9742	0.9712	0.9678	0.9638	0.9594
	78	0.9926	0.9917	0.9908	0.9898	0.9888	0.9875	0.9862	0.9847	0.9830	0.9811	0.9790	0.9766	0.9738	0.9707	0.9671	0.9630
	79	0.9933	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9862	0.9846	0.9829	0.9810	0.9788	0.9763	0.9735	0.9702	0.9665
	80	0.9940	0.9932	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9861	0.9845	0.9828	0.9808	0.9785	0.9759	0.9730	0.9696
	81	0.9945	0.9939	0.9932	0.9925	0.9917	0.9907	0.9898	0.9887	0.9875	0.9860	0.9845	0.9827	0.9806	0.9783	0.9755	0.9725
	82	0.9951	0.9945	0.9939	0.9932	0.9925	0.9917	0.9907	0.9899	0.9887	0.9874	0.9860	0.9844	0.9825	0.9804	0.9779	0.9752
	83	0.9956	0.9950	0.9945	0.9939	0.9933	0.9925	0.9916	0.9908	0.9898	0.9887	0.9874	0.9859	0.9843	0.9824	0.9802	0.9776
	84	0.9960	0.9955	0.9950	0.9945	0.9939	0.9933	0.9925	0.9917	0.9908	0.9898	0.9886	0.9873	0.9858	0.9842	0.9821	0.9799
	85	0.9964	0.9960	0.9955	0.9951	0.9946	0.9939	0.9932	0.9926	0.9918	0.9908	0.9898	0.9887	0.9873	0.9858	0.9840	0.9820

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

Age of Pensioner

		62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	20	0.6699	0.6546	0.6388	0.6228	0.6063	0.5897	0.5728	0.5557	0.5385	0.5211	0.5037	0.4861	0.4686	0.4511
G	21	0.6716	0.6563	0.6405	0.6244	0.6079	0.5912	0.5743	0.5572	0.5399	0.5225	0.5050	0.4874	0.4699	0.4523
E	22	0.6734	0.6581	0.6422	0.6261	0.6096	0.5928	0.5759	0.5587	0.5414	0.5240	0.5065	0.4888	0.4712	0.4536
	23	0.6753	0.6599	0.6441	0.6279	0.6113	0.5945	0.5776	0.5604	0.5430	0.5255	0.5079	0.4902	0.4726	0.4549
O	24	0.6773	0.6619	0.6460	0.6298	0.6132	0.5964	0.5793	0.5621	0.5447	0.5272	0.5095	0.4918	0.4741	0.4564
F	25	0.6794	0.6639	0.6480	0.6318	0.6151	0.5983	0.5812	0.5639	0.5464	0.5289	0.5112	0.4934	0.4756	0.4579
	26	0.6816	0.6661	0.6502	0.6339	0.6172	0.6003	0.5832	0.5658	0.5483	0.5307	0.5130	0.4951	0.4773	0.4595
B	27	0.6840	0.6684	0.6524	0.6361	0.6193	0.6024	0.5852	0.5678	0.5503	0.5326	0.5148	0.4969	0.4790	0.4611
E	28	0.6864	0.6708	0.6548	0.6384	0.6216	0.6046	0.5874	0.5700	0.5524	0.5346	0.5168	0.4988	0.4809	0.4629
N	29	0.6889	0.6733	0.6573	0.6408	0.6240	0.6070	0.5897	0.5722	0.5545	0.5367	0.5188	0.5008	0.4828	0.4648
E	30	0.6917	0.6760	0.6599	0.6434	0.6266	0.6095	0.5921	0.5746	0.5568	0.5390	0.5210	0.5029	0.4849	0.4668
F	31	0.6945	0.6788	0.6626	0.6461	0.6292	0.6121	0.5947	0.5771	0.5593	0.5414	0.5233	0.5051	0.4870	0.4689
I	32	0.6974	0.6817	0.6655	0.6490	0.6320	0.6148	0.5974	0.5797	0.5618	0.5439	0.5258	0.5075	0.4893	0.4711
C	33	0.7005	0.6848	0.6686	0.6520	0.6350	0.6177	0.6002	0.5825	0.5645	0.5465	0.5283	0.5100	0.4917	0.4734
I	34	0.7038	0.6880	0.6717	0.6551	0.6380	0.6207	0.6032	0.5854	0.5674	0.5493	0.5310	0.5126	0.4942	0.4759
A	35	0.7072	0.6914	0.6751	0.6584	0.6413	0.6239	0.6063	0.5885	0.5704	0.5522	0.5339	0.5154	0.4969	0.4785
R	36	0.7108	0.6949	0.6786	0.6619	0.6447	0.6273	0.6096	0.5917	0.5735	0.5553	0.5369	0.5183	0.4998	0.4812
Y	37	0.7145	0.6986	0.6823	0.6655	0.6483	0.6308	0.6131	0.5951	0.5769	0.5585	0.5400	0.5214	0.5028	0.4841
	38	0.7184	0.7025	0.6861	0.6693	0.6521	0.6345	0.6168	0.5987	0.5804	0.5620	0.5434	0.5246	0.5059	0.4872
	39	0.7225	0.7066	0.6902	0.6733	0.6560	0.6384	0.6206	0.6024	0.5841	0.5656	0.5469	0.5281	0.5093	0.4904
	40	0.7268	0.7108	0.6944	0.6775	0.6602	0.6425	0.6246	0.6064	0.5880	0.5694	0.5506	0.5317	0.5128	0.4938
	41	0.7312	0.7153	0.6988	0.6819	0.6646	0.6468	0.6289	0.6106	0.5920	0.5734	0.5545	0.5355	0.5165	0.4974
	42	0.7359	0.7199	0.7035	0.6865	0.6691	0.6513	0.6333	0.6150	0.5963	0.5776	0.5586	0.5395	0.5204	0.5012
	43	0.7407	0.7248	0.7083	0.6913	0.6739	0.6560	0.6380	0.6196	0.6008	0.5820	0.5630	0.5438	0.5245	0.5052
	44	0.7457	0.7298	0.7133	0.6963	0.6788	0.6610	0.6428	0.6244	0.6056	0.5867	0.5675	0.5482	0.5288	0.5094
	45	0.7509	0.7350	0.7185	0.7015	0.6840	0.6661	0.6480	0.6294	0.6106	0.5915	0.5723	0.5529	0.5334	0.5139
	46	0.7563	0.7404	0.7240	0.7070	0.6895	0.6716	0.6533	0.6347	0.6158	0.5967	0.5774	0.5578	0.5382	0.5185
	47	0.7619	0.7460	0.7296	0.7126	0.6951	0.6772	0.6589	0.6402	0.6212	0.6020	0.5826	0.5630	0.5433	0.5235
	48	0.7676	0.7519	0.7355	0.7185	0.7010	0.6830	0.6647	0.6460	0.6269	0.6077	0.5881	0.5684	0.5486	0.5286
	49	0.7736	0.7579	0.7415	0.7246	0.7070	0.6891	0.6708	0.6520	0.6329	0.6135	0.5939	0.5740	0.5541	0.5341
	50	0.7797	0.7641	0.7478	0.7309	0.7134	0.6954	0.6771	0.6583	0.6391	0.6197	0.6000	0.5800	0.5600	0.5398
	51	0.7860	0.7705	0.7543	0.7374	0.7200	0.7020	0.6837	0.6648	0.6456	0.6261	0.6063	0.5863	0.5661	0.5458
	52	0.7924	0.7770	0.7609	0.7441	0.7268	0.7088	0.6905	0.6717	0.6524	0.6329	0.6130	0.5928	0.5725	0.5521

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

Age of Pensioner

		62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	53	0.7990	0.7838	0.7678	0.7511	0.7338	0.7160	0.6976	0.6788	0.6595	0.6399	0.6200	0.5997	0.5793	0.5587
G	54	0.8057	0.7907	0.7748	0.7583	0.7411	0.7233	0.7050	0.6862	0.6669	0.6473	0.6273	0.6069	0.5864	0.5657
E	55	0.8126	0.7977	0.7820	0.7656	0.7486	0.7309	0.7126	0.6939	0.6746	0.6549	0.6349	0.6145	0.5939	0.5731
	56	0.8196	0.8049	0.7895	0.7732	0.7563	0.7387	0.7205	0.7018	0.6826	0.6629	0.6429	0.6224	0.6017	0.5808
O	57	0.8267	0.8123	0.7970	0.7810	0.7642	0.7468	0.7287	0.7101	0.6909	0.6713	0.6512	0.6306	0.6099	0.5889
F	58	0.8339	0.8197	0.8047	0.7889	0.7723	0.7550	0.7372	0.7186	0.6995	0.6799	0.6599	0.6393	0.6185	0.5974
	59	0.8412	0.8273	0.8126	0.7970	0.7807	0.7636	0.7459	0.7275	0.7084	0.6889	0.6689	0.6483	0.6275	0.6063
B	60	0.8485	0.8349	0.8205	0.8053	0.7891	0.7723	0.7548	0.7365	0.7176	0.6982	0.6783	0.6577	0.6368	0.6156
E	61	0.8352	0.8426	0.8285	0.8136	0.7978	0.7811	0.7639	0.7459	0.7271	0.7078	0.6880	0.6674	0.6466	0.6253
N	62	0.8631	0.8503	0.8366	0.8220	0.8065	0.7902	0.7732	0.7554	0.7369	0.7177	0.6979	0.6775	0.6567	0.6354
E	63	0.8704	0.8580	0.8446	0.8305	0.8153	0.7994	0.7826	0.7651	0.7468	0.7279	0.7083	0.6879	0.6672	0.6459
F	64	0.8776	0.8656	0.8527	0.8389	0.8242	0.8086	0.7922	0.7750	0.7569	0.7383	0.7188	0.6986	0.6780	0.6568
I	65	0.8847	0.8732	0.8607	0.8474	0.8330	0.8178	0.8019	0.7849	0.7672	0.7488	0.7296	0.7097	0.6891	0.6680
C	66	0.8917	0.8807	0.8687	0.8557	0.8419	0.8271	0.8115	0.7951	0.7777	0.7596	0.7406	0.7209	0.7006	0.6796
I	67	0.8985	0.8880	0.8764	0.8640	0.8506	0.8363	0.8212	0.8051	0.7882	0.7704	0.7518	0.7323	0.7122	0.6914
A	68	0.9052	0.8951	0.8841	0.8722	0.8592	0.8455	0.8308	0.8152	0.7987	0.7813	0.7631	0.7439	0.7241	0.7035
R	69	0.9117	0.9021	0.8916	0.8802	0.8678	0.8545	0.8404	0.8253	0.8092	0.7923	0.7745	0.7556	0.7361	0.7158
Y	70	0.9179	0.9088	0.8988	0.8880	0.8761	0.8634	0.8498	0.8353	0.8197	0.8033	0.7858	0.7674	0.7483	0.7283
	71	0.9239	0.9153	0.9059	0.8956	0.8843	0.8721	0.8591	0.8451	0.8301	0.8141	0.7972	0.7793	0.7605	0.7409
	72	0.9297	0.9216	0.9127	0.9030	0.8922	0.8807	0.8683	0.8548	0.8403	0.8249	0.8085	0.7911	0.7729	0.7536
	73	0.9352	0.9276	0.9193	0.9101	0.8999	0.8889	0.8771	0.8642	0.8504	0.8356	0.8198	0.8029	0.7851	0.7664
	74	0.9404	0.9334	0.9256	0.9169	0.9073	0.8970	0.8857	0.8735	0.8602	0.8460	0.8309	0.8146	0.7974	0.7791
	75	0.9454	0.9388	0.9315	0.9234	0.9144	0.9046	0.8940	0.8824	0.8698	0.8563	0.8418	0.8261	0.8094	0.7918
	76	0.9500	0.9439	0.9372	0.9296	0.9212	0.9120	0.9020	0.8910	0.8791	0.8662	0.8524	0.8373	0.8213	0.8043
	77	0.9544	0.9488	0.9424	0.9355	0.9276	0.9190	0.9097	0.8993	0.8880	0.8758	0.8626	0.8482	0.8329	0.8165
	78	0.9584	0.9533	0.9475	0.9410	0.9337	0.9257	0.9169	0.9072	0.8966	0.8851	0.8726	0.8589	0.8442	0.8285
	79	0.9622	0.9575	0.9522	0.9461	0.9394	0.9319	0.9237	0.9147	0.9047	0.8939	0.8820	0.8691	0.8551	0.8401
	80	0.9657	0.9614	0.9565	0.9509	0.9446	0.9377	0.9302	0.9217	0.9124	0.9023	0.8912	0.8789	0.8656	0.8513
	81	0.9689	0.9650	0.9605	0.9554	0.9496	0.9432	0.9363	0.9284	0.9197	0.9102	0.8998	0.8882	0.8757	0.8621
	82	0.9720	0.9683	0.9642	0.9595	0.9542	0.9483	0.9419	0.9346	0.9265	0.9177	0.9080	0.8971	0.8853	0.8725
	83	0.9747	0.9714	0.9676	0.9634	0.9586	0.9531	0.9472	0.9405	0.9330	0.9248	0.9157	0.9055	0.8945	0.8824
	84	0.9772	0.9742	0.9708	0.9669	0.9625	0.9575	0.9521	0.9459	0.9390	0.9314	0.9230	0.9135	0.9032	0.8918
	85	0.9795	0.9768	0.9738	0.9702	0.9661	0.9617	0.9567	0.9510	0.9446	0.9376	0.9299	0.9211	0.9115	0.9008

A. 2

Table H –

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

O&R Participants

Age Of Pensioner

		30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
A	20	0.9746	0.9726	0.9705	0.9682	0.9658	0.9632	0.9605	0.9576	0.9545	0.9513	0.9478	0.9441	0.9401	0.9361	0.9317	0.9272
G	21	0.9753	0.9733	0.9712	0.9690	0.9666	0.9640	0.9614	0.9585	0.9554	0.9522	0.9487	0.9451	0.9412	0.9371	0.9327	0.9282
E	22	0.9760	0.9740	0.9720	0.9698	0.9674	0.9649	0.9622	0.9594	0.9563	0.9532	0.9497	0.9461	0.9422	0.9381	0.9338	0.9293
	23	0.9767	0.9748	0.9728	0.9706	0.9682	0.9657	0.9631	0.9603	0.9573	0.9541	0.9508	0.9471	0.9433	0.9393	0.9349	0.9304
O	24	0.9774	0.9755	0.9735	0.9714	0.9691	0.9666	0.9640	0.9613	0.9583	0.9551	0.9518	0.9481	0.9443	0.9404	0.9361	0.9316
F	25	0.9781	0.9762	0.9743	0.9722	0.9700	0.9675	0.9650	0.9622	0.9593	0.9562	0.9528	0.9493	0.9455	0.9415	0.9373	0.9328
	26	0.9789	0.9770	0.9751	0.9731	0.9709	0.9684	0.9659	0.9633	0.9603	0.9573	0.9540	0.9504	0.9466	0.9428	0.9385	0.9340
B	27	0.9796	0.9778	0.9759	0.9739	0.9717	0.9694	0.9669	0.9643	0.9614	0.9583	0.9550	0.9516	0.9478	0.9439	0.9398	0.9353
E	28	0.9803	0.9785	0.9767	0.9748	0.9726	0.9703	0.9679	0.9653	0.9624	0.9594	0.9562	0.9527	0.9491	0.9452	0.9411	0.9367
N	29	0.9810	0.9793	0.9775	0.9756	0.9735	0.9713	0.9689	0.9663	0.9635	0.9605	0.9574	0.9539	0.9503	0.9465	0.9424	0.9381
E	30	0.9817	0.9801	0.9783	0.9765	0.9744	0.9722	0.9698	0.9673	0.9646	0.9617	0.9585	0.9551	0.9516	0.9479	0.9437	0.9395
F	31	0.9825	0.9808	0.9791	0.9773	0.9753	0.9731	0.9709	0.9684	0.9657	0.9628	0.9597	0.9564	0.9529	0.9492	0.9452	0.9409
I	32	0.9831	0.9816	0.9800	0.9782	0.9762	0.9741	0.9719	0.9695	0.9668	0.9640	0.9610	0.9577	0.9542	0.9506	0.9466	0.9424
C	33	0.9838	0.9823	0.9808	0.9790	0.9771	0.9751	0.9729	0.9705	0.9679	0.9652	0.9622	0.9590	0.9556	0.9520	0.9480	0.9439
I	34	0.9845	0.9830	0.9815	0.9799	0.9780	0.9760	0.9739	0.9716	0.9691	0.9664	0.9635	0.9603	0.9569	0.9534	0.9495	0.9455
A	35	0.9852	0.9838	0.9823	0.9807	0.9789	0.9769	0.9749	0.9726	0.9701	0.9676	0.9647	0.9616	0.9583	0.9548	0.9510	0.9470
R	36	0.9858	0.9845	0.9830	0.9815	0.9797	0.9779	0.9759	0.9737	0.9713	0.9687	0.9659	0.9630	0.9597	0.9563	0.9526	0.9486
Y	37	0.9865	0.9852	0.9838	0.9823	0.9806	0.9788	0.9769	0.9748	0.9724	0.9699	0.9672	0.9642	0.9611	0.9578	0.9541	0.9502
	38	0.9871	0.9858	0.9845	0.9831	0.9815	0.9797	0.9778	0.9758	0.9735	0.9711	0.9685	0.9656	0.9625	0.9592	0.9556	0.9519
	39	0.9877	0.9865	0.9853	0.9839	0.9823	0.9806	0.9788	0.9768	0.9746	0.9723	0.9697	0.9669	0.9639	0.9608	0.9572	0.9535
	40	0.9883	0.9871	0.9859	0.9846	0.9831	0.9815	0.9797	0.9778	0.9757	0.9735	0.9709	0.9683	0.9654	0.9622	0.9588	0.9552
	41	0.9889	0.9878	0.9866	0.9853	0.9839	0.9823	0.9807	0.9789	0.9768	0.9746	0.9722	0.9695	0.9667	0.9637	0.9604	0.9568
	42	0.9894	0.9884	0.9873	0.9860	0.9847	0.9832	0.9816	0.9799	0.9778	0.9758	0.9734	0.9708	0.9681	0.9652	0.9620	0.9585
	43	0.9900	0.9890	0.9879	0.9868	0.9854	0.9840	0.9825	0.9808	0.9789	0.9769	0.9746	0.9721	0.9695	0.9667	0.9635	0.9602
	44	0.9905	0.9896	0.9885	0.9874	0.9862	0.9848	0.9833	0.9817	0.9799	0.9780	0.9758	0.9734	0.9708	0.9681	0.9650	0.9618
	45	0.9910	0.9901	0.9892	0.9881	0.9869	0.9856	0.9842	0.9827	0.9809	0.9790	0.9770	0.9747	0.9722	0.9696	0.9666	0.9635
	46	0.9915	0.9906	0.9897	0.9888	0.9876	0.9863	0.9850	0.9835	0.9819	0.9801	0.9781	0.9759	0.9735	0.9710	0.9681	0.9651
	47	0.9920	0.9912	0.9903	0.9893	0.9883	0.9871	0.9858	0.9844	0.9828	0.9811	0.9792	0.9771	0.9748	0.9724	0.9696	0.9667
	48	0.9924	0.9916	0.9908	0.9899	0.9889	0.9878	0.9866	0.9852	0.9837	0.9821	0.9803	0.9783	0.9761	0.9737	0.9711	0.9683
	49	0.9928	0.9921	0.9914	0.9905	0.9895	0.9885	0.9873	0.9861	0.9846	0.9831	0.9813	0.9794	0.9773	0.9751	0.9726	0.9698
	50	0.9933	0.9925	0.9918	0.9911	0.9902	0.9892	0.9880	0.9868	0.9855	0.9840	0.9823	0.9805	0.9785	0.9764	0.9740	0.9713
	51	0.9936	0.9930	0.9923	0.9916	0.9907	0.9897	0.9887	0.9876	0.9863	0.9849	0.9834	0.9816	0.9797	0.9776	0.9753	0.9729
	52	0.9940	0.9934	0.9927	0.9921	0.9913	0.9904	0.9894	0.9883	0.9871	0.9858	0.9843	0.9826	0.9809	0.9789	0.9766	0.9743

Sub appendix A. 2

Table H –

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

O&R Participants

Age Of Pensioner

		30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
A	53	0.9944	0.9938	0.9932	0.9925	0.9918	0.9909	0.9900	0.9890	0.9879	0.9867	0.9852	0.9837	0.9819	0.9801	0.9780	0.9757
G	54	0.9947	0.9942	0.9936	0.9930	0.9923	0.9915	0.9906	0.9897	0.9886	0.9874	0.9861	0.9846	0.9830	0.9812	0.9792	0.9771
E	55	0.9951	0.9945	0.9940	0.9935	0.9928	0.9920	0.9912	0.9903	0.9893	0.9882	0.9870	0.9855	0.9840	0.9823	0.9805	0.9784
	56	0.9954	0.9949	0.9944	0.9939	0.9933	0.9925	0.9918	0.9910	0.9900	0.9889	0.9878	0.9864	0.9850	0.9834	0.9816	0.9797
O	57	0.9957	0.9952	0.9948	0.9943	0.9937	0.9930	0.9923	0.9916	0.9906	0.9897	0.9885	0.9873	0.9860	0.9845	0.9828	0.9810
F	58	0.9959	0.9956	0.9951	0.9946	0.9941	0.9935	0.9928	0.9921	0.9912	0.9904	0.9893	0.9882	0.9868	0.9855	0.9839	0.9822
	59	0.9962	0.9959	0.9954	0.9950	0.9945	0.9939	0.9933	0.9927	0.9918	0.9910	0.9900	0.9889	0.9877	0.9865	0.9849	0.9833
B	60	0.9965	0.9961	0.9958	0.9953	0.9948	0.9943	0.9938	0.9931	0.9924	0.9916	0.9907	0.9897	0.9885	0.9873	0.9860	0.9845
E	61	0.9967	0.9964	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9929	0.9922	0.9913	0.9904	0.9893	0.9882	0.9869	0.9855
N	62	0.9970	0.9967	0.9964	0.9960	0.9956	0.9951	0.9947	0.9941	0.9934	0.9928	0.9920	0.9911	0.9901	0.9891	0.9878	0.9865
E	63	0.9972	0.9969	0.9966	0.9963	0.9959	0.9955	0.9950	0.9945	0.9939	0.9933	0.9926	0.9917	0.9908	0.9898	0.9887	0.9875
F	64	0.9974	0.9971	0.9969	0.9966	0.9962	0.9958	0.9954	0.9949	0.9944	0.9938	0.9931	0.9923	0.9915	0.9906	0.9895	0.9884
I	65	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9957	0.9954	0.9948	0.9943	0.9937	0.9929	0.9921	0.9913	0.9903	0.9892
C	66	0.9978	0.9975	0.9973	0.9971	0.9967	0.9964	0.9961	0.9957	0.9952	0.9947	0.9941	0.9935	0.9927	0.9920	0.9910	0.9901
I	67	0.9980	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9961	0.9956	0.9952	0.9946	0.9940	0.9933	0.9926	0.9917	0.9908
A	68	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9959	0.9955	0.9951	0.9945	0.9939	0.9932	0.9924	0.9915
R	69	0.9983	0.9981	0.9979	0.9978	0.9975	0.9973	0.9970	0.9967	0.9963	0.9959	0.9954	0.9949	0.9944	0.9938	0.9930	0.9922
Y	70	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9966	0.9963	0.9959	0.9953	0.9948	0.9943	0.9936	0.9929
	71	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9966	0.9962	0.9957	0.9952	0.9948	0.9941	0.9934
	72	0.9987	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9971	0.9969	0.9965	0.9961	0.9957	0.9952	0.9946	0.9940
	73	0.9988	0.9987	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9974	0.9972	0.9969	0.9965	0.9960	0.9956	0.9951	0.9945
	74	0.9989	0.9988	0.9986	0.9986	0.9984	0.9983	0.9981	0.9979	0.9976	0.9974	0.9971	0.9968	0.9964	0.9960	0.9955	0.9950
	75	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9974	0.9971	0.9967	0.9964	0.9959	0.9955
	76	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9980	0.9979	0.9977	0.9973	0.9970	0.9967	0.9963	0.9959
	77	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9982	0.9981	0.9978	0.9976	0.9973	0.9970	0.9967	0.9963
	78	0.9992	0.9992	0.9991	0.9991	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9978	0.9976	0.9973	0.9970	0.9966
	79	0.9994	0.9992	0.9992	0.9991	0.9990	0.9989	0.9989	0.9987	0.9985	0.9985	0.9983	0.9980	0.9978	0.9976	0.9973	0.9970
	80	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990	0.9990	0.9988	0.9987	0.9986	0.9985	0.9982	0.9980	0.9978	0.9975	0.9972
	81	0.9995	0.9994	0.9994	0.9993	0.9992	0.9991	0.9990	0.9990	0.9988	0.9987	0.9986	0.9984	0.9982	0.9980	0.9978	0.9975
	82	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9986	0.9984	0.9982	0.9980	0.9977
	83	0.9995	0.9995	0.9995	0.9994	0.9993	0.9993	0.9992	0.9992	0.9990	0.9990	0.9989	0.9987	0.9986	0.9984	0.9982	0.9980
	84	0.9996	0.9995	0.9995	0.9995	0.9994	0.9993	0.9993	0.9993	0.9991	0.9991	0.9990	0.9988	0.9987	0.9986	0.9984	0.9982
	85	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9994	0.9993	0.9992	0.9992	0.9991	0.9989	0.9988	0.9987	0.9985	0.9984

Sub appendix A. 2

Table H –

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

O&R Participants

Age Of Pensioner

		46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
A	20	0.9224	0.9173	0.9120	0.9065	0.9006	0.8945	0.8880	0.8813	0.8742	0.8667	0.8588	0.8506	0.8418	0.8327	0.8231	0.8130
G	21	0.9235	0.9184	0.9131	0.9076	0.9017	0.8956	0.8892	0.8825	0.8754	0.8679	0.8600	0.8518	0.8430	0.8339	0.8243	0.8142
E	22	0.9246	0.9195	0.9143	0.9087	0.9029	0.8968	0.8904	0.8837	0.8766	0.8691	0.8613	0.8530	0.8444	0.8352	0.8256	0.8155
	23	0.9257	0.9207	0.9154	0.9099	0.9041	0.8980	0.8916	0.8850	0.8779	0.8704	0.8626	0.8544	0.8457	0.8365	0.8269	0.8168
O	24	0.9269	0.9219	0.9167	0.9112	0.9054	0.8993	0.8930	0.8863	0.8792	0.8718	0.8640	0.8557	0.8471	0.8380	0.8283	0.8182
F	25	0.9282	0.9232	0.9180	0.9125	0.9068	0.9007	0.8943	0.8877	0.8806	0.8732	0.8654	0.8572	0.8485	0.8394	0.8298	0.8197
	26	0.9295	0.9245	0.9193	0.9139	0.9082	0.9021	0.8957	0.8892	0.8821	0.8747	0.8669	0.8587	0.8500	0.8410	0.8313	0.8213
B	27	0.9308	0.9259	0.9207	0.9153	0.9096	0.9035	0.8973	0.8906	0.8836	0.8762	0.8685	0.8603	0.8516	0.8426	0.8329	0.8229
E	28	0.9321	0.9272	0.9221	0.9167	0.9111	0.9051	0.8988	0.8922	0.8853	0.8779	0.8701	0.8619	0.8533	0.8443	0.8347	0.8246
N	29	0.9335	0.9287	0.9236	0.9183	0.9127	0.9067	0.9004	0.8939	0.8869	0.8795	0.8718	0.8636	0.8551	0.8460	0.8364	0.8264
E	30	0.9350	0.9302	0.9252	0.9198	0.9143	0.9083	0.9021	0.8956	0.8886	0.8813	0.8736	0.8655	0.8569	0.8479	0.8382	0.8283
F	31	0.9365	0.9317	0.9267	0.9215	0.9159	0.9100	0.9038	0.8973	0.8904	0.8831	0.8754	0.8673	0.8588	0.8497	0.8402	0.8302
I	32	0.9380	0.9333	0.9284	0.9231	0.9176	0.9118	0.9056	0.8991	0.8923	0.8850	0.8773	0.8693	0.8608	0.8518	0.8422	0.8322
C	33	0.9396	0.9349	0.9300	0.9248	0.9194	0.9135	0.9074	0.9010	0.8942	0.8870	0.8793	0.8713	0.8628	0.8538	0.8443	0.8344
I	34	0.9412	0.9366	0.9317	0.9266	0.9212	0.9154	0.9093	0.9030	0.8962	0.8890	0.8814	0.8734	0.8650	0.8560	0.8465	0.8366
A	35	0.9428	0.9383	0.9335	0.9284	0.9230	0.9173	0.9113	0.9050	0.8982	0.8911	0.8836	0.8756	0.8672	0.8583	0.8488	0.8389
R	36	0.9445	0.9399	0.9353	0.9302	0.9250	0.9193	0.9133	0.9071	0.9004	0.8933	0.8858	0.8779	0.8695	0.8606	0.8512	0.8414
Y	37	0.9461	0.9417	0.9371	0.9322	0.9269	0.9213	0.9154	0.9092	0.9026	0.8955	0.8881	0.8802	0.8719	0.8631	0.8537	0.8439
	38	0.9479	0.9435	0.9389	0.9340	0.9289	0.9234	0.9175	0.9114	0.9048	0.8978	0.8905	0.8827	0.8744	0.8656	0.8563	0.8465
	39	0.9496	0.9453	0.9408	0.9360	0.9309	0.9255	0.9197	0.9137	0.9072	0.9003	0.8929	0.8852	0.8769	0.8682	0.8590	0.8492
	40	0.9513	0.9471	0.9428	0.9380	0.9330	0.9276	0.9219	0.9160	0.9096	0.9027	0.8955	0.8878	0.8796	0.8709	0.8617	0.8520
	41	0.9531	0.9490	0.9447	0.9400	0.9351	0.9299	0.9243	0.9183	0.9120	0.9052	0.8981	0.8904	0.8824	0.8738	0.8646	0.8549
	42	0.9549	0.9508	0.9466	0.9421	0.9372	0.9321	0.9266	0.9208	0.9145	0.9078	0.9007	0.8932	0.8852	0.8767	0.8676	0.8580
	43	0.9566	0.9527	0.9485	0.9442	0.9394	0.9343	0.9289	0.9232	0.9171	0.9105	0.9034	0.8960	0.8880	0.8796	0.8706	0.8611
	44	0.9583	0.9545	0.9505	0.9462	0.9416	0.9366	0.9313	0.9257	0.9197	0.9132	0.9063	0.8989	0.8910	0.8827	0.8738	0.8643
	45	0.9601	0.9564	0.9525	0.9483	0.9438	0.9389	0.9337	0.9282	0.9223	0.9159	0.9091	0.9018	0.8941	0.8858	0.8770	0.8677
	46	0.9618	0.9583	0.9545	0.9504	0.9460	0.9412	0.9362	0.9308	0.9250	0.9186	0.9120	0.9049	0.8972	0.8891	0.8803	0.8711
	47	0.9636	0.9601	0.9564	0.9524	0.9482	0.9435	0.9386	0.9334	0.9276	0.9215	0.9149	0.9079	0.9004	0.8924	0.8837	0.8746
	48	0.9652	0.9619	0.9584	0.9545	0.9504	0.9459	0.9411	0.9359	0.9304	0.9243	0.9179	0.9110	0.9036	0.8957	0.8872	0.8782
	49	0.9669	0.9637	0.9603	0.9566	0.9526	0.9482	0.9435	0.9385	0.9331	0.9272	0.9209	0.9141	0.9069	0.8991	0.8907	0.8818
	50	0.9686	0.9655	0.9621	0.9586	0.9547	0.9505	0.9459	0.9411	0.9358	0.9301	0.9239	0.9173	0.9102	0.9026	0.8943	0.8856
	51	0.9702	0.9672	0.9641	0.9606	0.9569	0.9527	0.9484	0.9437	0.9386	0.9330	0.9270	0.9205	0.9135	0.9061	0.8980	0.8894
	52	0.9718	0.9689	0.9659	0.9625	0.9589	0.9550	0.9508	0.9462	0.9413	0.9359	0.9300	0.9238	0.9169	0.9096	0.9017	0.8933

Sub appendix A. 2

Table H –

O&R Participants

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

Age Of Pensioner

		46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
A	53	0.9733	0.9706	0.9677	0.9645	0.9610	0.9572	0.9532	0.9488	0.9440	0.9388	0.9331	0.9270	0.9204	0.9132	0.9054	0.8972
G	54	0.9748	0.9722	0.9694	0.9664	0.9631	0.9595	0.9555	0.9513	0.9467	0.9416	0.9361	0.9302	0.9238	0.9168	0.9092	0.9011
E	55	0.9763	0.9738	0.9711	0.9683	0.9651	0.9616	0.9578	0.9538	0.9494	0.9445	0.9392	0.9334	0.9272	0.9204	0.9131	0.9052
	56	0.9776	0.9753	0.9728	0.9700	0.9671	0.9637	0.9602	0.9563	0.9520	0.9473	0.9422	0.9367	0.9306	0.9240	0.9169	0.9092
O	57	0.9790	0.9768	0.9744	0.9718	0.9690	0.9658	0.9624	0.9587	0.9546	0.9501	0.9452	0.9398	0.9340	0.9277	0.9207	0.9132
F	58	0.9803	0.9782	0.9760	0.9736	0.9708	0.9678	0.9646	0.9611	0.9571	0.9528	0.9482	0.9430	0.9374	0.9313	0.9245	0.9173
	59	0.9816	0.9796	0.9775	0.9752	0.9727	0.9698	0.9667	0.9634	0.9597	0.9555	0.9511	0.9462	0.9408	0.9349	0.9283	0.9214
B	60	0.9828	0.9809	0.9789	0.9768	0.9744	0.9717	0.9688	0.9656	0.9621	0.9582	0.9539	0.9492	0.9441	0.9384	0.9322	0.9254
E	61	0.9840	0.9822	0.9804	0.9783	0.9760	0.9736	0.9708	0.9678	0.9645	0.9607	0.9567	0.9522	0.9473	0.9419	0.9359	0.9294
N	62	0.9851	0.9834	0.9817	0.9798	0.9777	0.9753	0.9727	0.9699	0.9668	0.9632	0.9594	0.9551	0.9504	0.9453	0.9395	0.9334
E	63	0.9861	0.9846	0.9830	0.9812	0.9792	0.9770	0.9745	0.9720	0.9690	0.9656	0.9620	0.9580	0.9536	0.9487	0.9432	0.9373
F	64	0.9872	0.9857	0.9842	0.9825	0.9807	0.9786	0.9764	0.9739	0.9711	0.9680	0.9646	0.9608	0.9566	0.9520	0.9467	0.9411
I	65	0.9881	0.9868	0.9854	0.9838	0.9821	0.9802	0.9780	0.9758	0.9731	0.9702	0.9670	0.9635	0.9595	0.9551	0.9502	0.9448
C	66	0.9890	0.9878	0.9865	0.9850	0.9835	0.9816	0.9797	0.9776	0.9751	0.9724	0.9694	0.9661	0.9623	0.9582	0.9535	0.9484
I	67	0.9899	0.9888	0.9875	0.9862	0.9847	0.9830	0.9812	0.9792	0.9770	0.9745	0.9717	0.9685	0.9650	0.9611	0.9567	0.9519
A	68	0.9907	0.9896	0.9885	0.9873	0.9859	0.9844	0.9827	0.9809	0.9788	0.9764	0.9738	0.9708	0.9676	0.9639	0.9598	0.9553
R	69	0.9914	0.9904	0.9894	0.9883	0.9870	0.9856	0.9840	0.9824	0.9805	0.9783	0.9758	0.9731	0.9700	0.9667	0.9628	0.9586
Y	70	0.9922	0.9912	0.9903	0.9892	0.9881	0.9868	0.9853	0.9838	0.9821	0.9800	0.9778	0.9752	0.9724	0.9692	0.9656	0.9617
	71	0.9928	0.9919	0.9911	0.9902	0.9891	0.9879	0.9866	0.9851	0.9835	0.9816	0.9795	0.9772	0.9746	0.9717	0.9683	0.9646
	72	0.9934	0.9927	0.9919	0.9910	0.9900	0.9889	0.9877	0.9864	0.9849	0.9832	0.9813	0.9791	0.9767	0.9740	0.9709	0.9675
	73	0.9940	0.9933	0.9926	0.9918	0.9909	0.9899	0.9888	0.9876	0.9862	0.9846	0.9828	0.9809	0.9787	0.9762	0.9733	0.9701
	74	0.9945	0.9939	0.9932	0.9925	0.9917	0.9907	0.9898	0.9887	0.9874	0.9860	0.9844	0.9826	0.9805	0.9783	0.9755	0.9726
	75	0.9950	0.9944	0.9938	0.9932	0.9925	0.9916	0.9907	0.9897	0.9886	0.9873	0.9858	0.9841	0.9822	0.9802	0.9777	0.9750
	76	0.9955	0.9949	0.9944	0.9938	0.9931	0.9924	0.9915	0.9906	0.9896	0.9884	0.9870	0.9856	0.9839	0.9820	0.9797	0.9772
	77	0.9959	0.9954	0.9949	0.9944	0.9937	0.9931	0.9923	0.9915	0.9906	0.9895	0.9883	0.9869	0.9854	0.9836	0.9815	0.9793
	78	0.9963	0.9959	0.9954	0.9949	0.9944	0.9937	0.9930	0.9923	0.9915	0.9905	0.9894	0.9882	0.9867	0.9851	0.9833	0.9812
	79	0.9967	0.9962	0.9958	0.9954	0.9949	0.9943	0.9937	0.9931	0.9923	0.9913	0.9904	0.9893	0.9880	0.9866	0.9848	0.9829
	80	0.9970	0.9966	0.9962	0.9958	0.9954	0.9948	0.9943	0.9937	0.9930	0.9922	0.9913	0.9903	0.9891	0.9879	0.9863	0.9846
	81	0.9973	0.9969	0.9966	0.9962	0.9958	0.9954	0.9948	0.9943	0.9937	0.9929	0.9922	0.9913	0.9902	0.9890	0.9876	0.9861
	82	0.9975	0.9972	0.9969	0.9966	0.9963	0.9958	0.9953	0.9949	0.9943	0.9937	0.9930	0.9921	0.9912	0.9901	0.9888	0.9874
	83	0.9978	0.9975	0.9973	0.9970	0.9966	0.9962	0.9958	0.9954	0.9949	0.9943	0.9936	0.9929	0.9921	0.9911	0.9900	0.9887
	84	0.9980	0.9978	0.9975	0.9972	0.9970	0.9966	0.9962	0.9959	0.9954	0.9949	0.9943	0.9936	0.9929	0.9920	0.9910	0.9898
	85	0.9982	0.9980	0.9978	0.9976	0.9973	0.9970	0.9966	0.9963	0.9959	0.9954	0.9949	0.9943	0.9936	0.9929	0.9919	0.9909

Sub appendix A. 2

Table H –

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

O&R Participants

Age Of Pensioner

		62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	20	0.8023	0.7913	0.7796	0.7676	0.7549	0.7418	0.7284	0.7144	0.7000	0.6852	0.6699	0.6542	0.6381	0.6217
G	21	0.8036	0.7925	0.7809	0.7688	0.7561	0.7431	0.7296	0.7156	0.7012	0.6864	0.6711	0.6554	0.6393	0.6229
E	22	0.8049	0.7937	0.7821	0.7701	0.7574	0.7444	0.7309	0.7169	0.7025	0.6877	0.6724	0.6566	0.6406	0.6241
	23	0.8062	0.7952	0.7835	0.7714	0.7588	0.7457	0.7323	0.7183	0.7038	0.6890	0.6737	0.6579	0.6418	0.6254
O	24	0.8076	0.7966	0.7850	0.7729	0.7602	0.7471	0.7337	0.7197	0.7052	0.6904	0.6751	0.6593	0.6432	0.6267
F	25	0.8091	0.7980	0.7864	0.7744	0.7617	0.7486	0.7352	0.7212	0.7067	0.6919	0.6766	0.6607	0.6447	0.6281
	26	0.8107	0.7996	0.7880	0.7759	0.7633	0.7502	0.7368	0.7227	0.7082	0.6934	0.6781	0.6623	0.6462	0.6296
B	27	0.8123	0.8013	0.7896	0.7776	0.7649	0.7518	0.7384	0.7244	0.7099	0.6950	0.6797	0.6639	0.6478	0.6312
E	28	0.8140	0.8030	0.7914	0.7793	0.7667	0.7536	0.7401	0.7261	0.7116	0.6968	0.6814	0.6656	0.6494	0.6329
N	29	0.8158	0.8048	0.7932	0.7811	0.7685	0.7554	0.7420	0.7279	0.7134	0.6986	0.6832	0.6674	0.6512	0.6346
E	30	0.8177	0.8067	0.7951	0.7830	0.7704	0.7573	0.7439	0.7298	0.7153	0.7005	0.6851	0.6692	0.6531	0.6365
F	31	0.8197	0.8087	0.7971	0.7850	0.7724	0.7594	0.7459	0.7318	0.7173	0.7025	0.6871	0.6712	0.6550	0.6384
I	32	0.8217	0.8107	0.7992	0.7871	0.7745	0.7615	0.7480	0.7340	0.7194	0.7046	0.6892	0.6733	0.6571	0.6404
C	33	0.8239	0.8129	0.8014	0.7893	0.7767	0.7637	0.7502	0.7362	0.7216	0.7068	0.6914	0.6755	0.6593	0.6426
I	34	0.8262	0.8152	0.8037	0.7916	0.7790	0.7660	0.7525	0.7385	0.7240	0.7091	0.6937	0.6778	0.6615	0.6449
A	35	0.8285	0.8175	0.8061	0.7940	0.7815	0.7684	0.7549	0.7409	0.7264	0.7115	0.6961	0.6802	0.6640	0.6472
R	36	0.8310	0.8200	0.8085	0.7965	0.7840	0.7710	0.7575	0.7435	0.7290	0.7141	0.6986	0.6827	0.6665	0.6497
Y	37	0.8335	0.8226	0.8111	0.7992	0.7866	0.7736	0.7602	0.7462	0.7316	0.7167	0.7013	0.6854	0.6691	0.6524
	38	0.8361	0.8253	0.8139	0.8019	0.7894	0.7764	0.7630	0.7490	0.7344	0.7196	0.7041	0.6882	0.6719	0.6552
	39	0.8389	0.8281	0.8167	0.8048	0.7923	0.7793	0.7659	0.7519	0.7374	0.7225	0.7071	0.6912	0.6749	0.6581
	40	0.8418	0.8310	0.8197	0.8077	0.7953	0.7824	0.7690	0.7550	0.7405	0.7256	0.7102	0.6943	0.6780	0.6612
	41	0.8447	0.8340	0.8227	0.8109	0.7985	0.7855	0.7722	0.7582	0.7437	0.7288	0.7135	0.6975	0.6812	0.6643
	42	0.8479	0.8372	0.8259	0.8141	0.8017	0.7888	0.7755	0.7616	0.7471	0.7322	0.7168	0.7009	0.6845	0.6677
	43	0.8511	0.8404	0.8292	0.8175	0.8052	0.7923	0.7790	0.7651	0.7506	0.7358	0.7204	0.7045	0.6881	0.6713
	44	0.8544	0.8438	0.8327	0.8210	0.8087	0.7959	0.7826	0.7688	0.7544	0.7395	0.7241	0.7082	0.6918	0.6750
	45	0.8577	0.8473	0.8363	0.8246	0.8124	0.7996	0.7864	0.7725	0.7582	0.7434	0.7280	0.7121	0.6958	0.6789
	46	0.8613	0.8509	0.8399	0.8283	0.8162	0.8035	0.7903	0.7766	0.7622	0.7474	0.7321	0.7161	0.6998	0.6830
	47	0.8649	0.8546	0.8437	0.8322	0.8201	0.8075	0.7944	0.7807	0.7663	0.7516	0.7363	0.7204	0.7041	0.6872
	48	0.8686	0.8584	0.8476	0.8362	0.8242	0.8116	0.7986	0.7849	0.7707	0.7560	0.7407	0.7248	0.7085	0.6916
	49	0.8724	0.8623	0.8516	0.8403	0.8284	0.8159	0.8029	0.7893	0.7751	0.7605	0.7453	0.7294	0.7131	0.6963
	50	0.8762	0.8663	0.8557	0.8445	0.8327	0.8203	0.8075	0.7940	0.7798	0.7652	0.7500	0.7342	0.7180	0.7011
	51	0.8802	0.8703	0.8599	0.8489	0.8372	0.8249	0.8122	0.7987	0.7847	0.7701	0.7549	0.7392	0.7229	0.7062
	52	0.8842	0.8745	0.8642	0.8533	0.8417	0.8296	0.8169	0.8036	0.7897	0.7752	0.7601	0.7444	0.7282	0.7114

Sub appendix A. 2

Table H –

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

O&R Participants

Age Of Pensioner

		62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	53	0.8883	0.8788	0.8687	0.8579	0.8464	0.8344	0.8219	0.8087	0.7948	0.7804	0.7655	0.7498	0.7337	0.7169
G	54	0.8924	0.8831	0.8731	0.8625	0.8512	0.8394	0.8270	0.8139	0.8002	0.7859	0.7709	0.7554	0.7393	0.7226
E	55	0.8966	0.8875	0.8777	0.8673	0.8562	0.8445	0.8322	0.8193	0.8057	0.7915	0.7767	0.7612	0.7452	0.7286
	56	0.9008	0.8919	0.8824	0.8721	0.8612	0.8497	0.8376	0.8248	0.8113	0.7973	0.7827	0.7672	0.7513	0.7348
O	57	0.9052	0.8965	0.8870	0.8771	0.8664	0.8550	0.8431	0.8305	0.8172	0.8033	0.7887	0.7735	0.7577	0.7412
F	58	0.9094	0.9010	0.8918	0.8820	0.8715	0.8605	0.8487	0.8363	0.8232	0.8095	0.7951	0.7800	0.7643	0.7479
	59	0.9138	0.9055	0.8966	0.8871	0.8768	0.8659	0.8545	0.8422	0.8293	0.8158	0.8016	0.7867	0.7711	0.7549
B	60	0.9181	0.9101	0.9014	0.8921	0.8822	0.8715	0.8603	0.8483	0.8356	0.8223	0.8083	0.7935	0.7782	0.7620
E	61	0.8352	0.9146	0.9062	0.8972	0.8875	0.8772	0.8662	0.8544	0.8420	0.8289	0.8151	0.8005	0.7854	0.7694
N	62	0.9265	0.9191	0.9110	0.9023	0.8928	0.8828	0.8721	0.8607	0.8485	0.8357	0.8221	0.8078	0.7928	0.7770
E	63	0.9307	0.9235	0.9158	0.9074	0.8983	0.8885	0.8781	0.8669	0.8551	0.8425	0.8292	0.8151	0.8004	0.7849
F	64	0.9348	0.9280	0.9205	0.9124	0.9036	0.8941	0.8841	0.8732	0.8616	0.8494	0.8364	0.8226	0.8082	0.7929
I	65	0.9388	0.9323	0.9252	0.9174	0.9089	0.8998	0.8900	0.8795	0.8683	0.8564	0.8437	0.8301	0.8160	0.8010
C	66	0.9427	0.9365	0.9297	0.9223	0.9141	0.9053	0.8960	0.8858	0.8749	0.8633	0.8510	0.8378	0.8239	0.8092
I	67	0.9466	0.9406	0.9341	0.9271	0.9193	0.9109	0.9019	0.8921	0.8815	0.8703	0.8583	0.8455	0.8319	0.8176
A	68	0.9503	0.9447	0.9385	0.9318	0.9243	0.9163	0.9076	0.8982	0.8881	0.8772	0.8656	0.8532	0.8400	0.8260
R	69	0.9538	0.9485	0.9427	0.9363	0.9292	0.9216	0.9133	0.9043	0.8945	0.8841	0.8729	0.8608	0.8480	0.8343
Y	70	0.9572	0.9522	0.9468	0.9407	0.9340	0.9267	0.9189	0.9102	0.9009	0.8909	0.8801	0.8685	0.8560	0.8427
	71	0.9604	0.9558	0.9506	0.9450	0.9386	0.9317	0.9242	0.9161	0.9071	0.8975	0.8872	0.8760	0.8640	0.8512
	72	0.9635	0.9592	0.9544	0.9490	0.9431	0.9366	0.9295	0.9217	0.9132	0.9041	0.8942	0.8834	0.8719	0.8595
	73	0.9665	0.9625	0.9579	0.9529	0.9474	0.9412	0.9346	0.9272	0.9191	0.9104	0.9010	0.8907	0.8796	0.8678
	74	0.9693	0.9655	0.9613	0.9566	0.9514	0.9457	0.9394	0.9325	0.9248	0.9167	0.9077	0.8978	0.8873	0.8758
	75	0.9719	0.9685	0.9645	0.9602	0.9553	0.9499	0.9441	0.9375	0.9304	0.9226	0.9141	0.9048	0.8947	0.8837
	76	0.9743	0.9711	0.9676	0.9635	0.9590	0.9540	0.9485	0.9424	0.9357	0.9283	0.9203	0.9115	0.9019	0.8915
	77	0.9766	0.9737	0.9704	0.9667	0.9624	0.9578	0.9527	0.9470	0.9406	0.9338	0.9263	0.9178	0.9088	0.8990
	78	0.9788	0.9761	0.9730	0.9696	0.9657	0.9614	0.9567	0.9514	0.9455	0.9391	0.9320	0.9240	0.9155	0.9061
	79	0.9807	0.9783	0.9754	0.9723	0.9687	0.9648	0.9604	0.9554	0.9500	0.9439	0.9374	0.9299	0.9219	0.9130
	80	0.9826	0.9803	0.9778	0.9748	0.9715	0.9679	0.9638	0.9593	0.9541	0.9486	0.9424	0.9355	0.9280	0.9197
	81	0.9842	0.9822	0.9798	0.9772	0.9742	0.9708	0.9670	0.9629	0.9581	0.9530	0.9473	0.9407	0.9338	0.9259
	82	0.9858	0.9839	0.9818	0.9794	0.9765	0.9734	0.9701	0.9662	0.9618	0.9571	0.9517	0.9458	0.9392	0.9318
	83	0.9872	0.9855	0.9836	0.9814	0.9788	0.9760	0.9729	0.9693	0.9653	0.9609	0.9560	0.9504	0.9443	0.9375
	84	0.9885	0.9869	0.9852	0.9832	0.9809	0.9783	0.9755	0.9722	0.9685	0.9645	0.9600	0.9548	0.9491	0.9428
	85	0.9897	0.9883	0.9867	0.9849	0.9828	0.9805	0.9779	0.9749	0.9715	0.9678	0.9637	0.9589	0.9537	0.9478

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

Age Of Pensioner

		30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
A	20	0.9497	0.9458	0.9418	0.9375	0.9330	0.9282	0.9231	0.9177	0.9121	0.9061	0.8998	0.8931	0.8861	0.8788	0.8711	0.8631
G	21	0.9509	0.9471	0.9432	0.9389	0.9344	0.9297	0.9247	0.9193	0.9136	0.9077	0.9014	0.8948	0.8878	0.8805	0.8729	0.8649
E	22	0.9522	0.9485	0.9446	0.9404	0.9359	0.9312	0.9262	0.9209	0.9153	0.9094	0.9031	0.8965	0.8896	0.8824	0.8747	0.8667
	23	0.9535	0.9498	0.9460	0.9419	0.9374	0.9327	0.9278	0.9226	0.9170	0.9111	0.9049	0.8983	0.8914	0.8842	0.8766	0.8686
O	24	0.9548	0.9512	0.9474	0.9433	0.9389	0.9343	0.9294	0.9243	0.9187	0.9129	0.9067	0.9002	0.8933	0.8861	0.8785	0.8706
F	25	0.9561	0.9526	0.9488	0.9448	0.9405	0.9359	0.9311	0.9260	0.9205	0.9147	0.9086	0.9020	0.8952	0.8881	0.8805	0.8726
	26	0.9575	0.9540	0.9503	0.9463	0.9421	0.9376	0.9328	0.9277	0.9223	0.9166	0.9105	0.9040	0.8972	0.8901	0.8826	0.8748
B	27	0.9588	0.9553	0.9518	0.9479	0.9437	0.9392	0.9345	0.9295	0.9241	0.9184	0.9124	0.9060	0.8993	0.8922	0.8847	0.8769
E	28	0.9601	0.9567	0.9532	0.9494	0.9453	0.9409	0.9363	0.9313	0.9260	0.9204	0.9144	0.9081	0.9014	0.8943	0.8869	0.8791
N	29	0.9614	0.9581	0.9547	0.9509	0.9469	0.9426	0.9380	0.9332	0.9279	0.9223	0.9164	0.9101	0.9035	0.8966	0.8892	0.8815
E	30	0.9627	0.9595	0.9562	0.9525	0.9485	0.9443	0.9398	0.9350	0.9298	0.9243	0.9185	0.9123	0.9057	0.8988	0.8915	0.8838
F	31	0.9640	0.9609	0.9576	0.9540	0.9501	0.9460	0.9416	0.9369	0.9318	0.9264	0.9206	0.9145	0.9080	0.9012	0.8938	0.8863
I	32	0.9653	0.9623	0.9591	0.9556	0.9518	0.9477	0.9434	0.9387	0.9337	0.9284	0.9228	0.9167	0.9102	0.9035	0.8962	0.8887
C	33	0.9666	0.9637	0.9605	0.9571	0.9534	0.9494	0.9452	0.9407	0.9357	0.9305	0.9249	0.9189	0.9125	0.9059	0.8987	0.8913
I	34	0.9679	0.9650	0.9619	0.9586	0.9550	0.9511	0.9470	0.9425	0.9377	0.9326	0.9271	0.9211	0.9149	0.9083	0.9013	0.8938
A	35	0.9691	0.9663	0.9633	0.9601	0.9566	0.9528	0.9488	0.9444	0.9397	0.9346	0.9292	0.9234	0.9173	0.9107	0.9038	0.8965
R	36	0.9703	0.9676	0.9647	0.9616	0.9582	0.9545	0.9506	0.9463	0.9417	0.9367	0.9314	0.9257	0.9197	0.9133	0.9064	0.8992
Y	37	0.9715	0.9689	0.9661	0.9631	0.9598	0.9562	0.9524	0.9482	0.9436	0.9389	0.9336	0.9280	0.9221	0.9158	0.9090	0.9019
	38	0.9726	0.9701	0.9674	0.9645	0.9613	0.9578	0.9541	0.9500	0.9456	0.9409	0.9358	0.9303	0.9245	0.9183	0.9116	0.9046
	39	0.9737	0.9713	0.9687	0.9659	0.9628	0.9594	0.9558	0.9519	0.9476	0.9430	0.9380	0.9326	0.9269	0.9209	0.9143	0.9074
	40	0.9748	0.9725	0.9700	0.9673	0.9643	0.9610	0.9575	0.9537	0.9495	0.9450	0.9402	0.9350	0.9294	0.9234	0.9169	0.9102
	41	0.9759	0.9737	0.9713	0.9686	0.9657	0.9626	0.9592	0.9555	0.9514	0.9471	0.9424	0.9373	0.9318	0.9260	0.9196	0.9130
	42	0.9770	0.9748	0.9725	0.9699	0.9672	0.9641	0.9609	0.9573	0.9533	0.9491	0.9445	0.9395	0.9342	0.9285	0.9223	0.9158
	43	0.9780	0.9759	0.9737	0.9712	0.9685	0.9656	0.9625	0.9590	0.9551	0.9511	0.9466	0.9418	0.9365	0.9310	0.9250	0.9186
	44	0.9789	0.9769	0.9748	0.9725	0.9699	0.9670	0.9640	0.9607	0.9570	0.9531	0.9487	0.9440	0.9389	0.9335	0.9276	0.9214
	45	0.9799	0.9780	0.9759	0.9737	0.9712	0.9685	0.9655	0.9624	0.9588	0.9550	0.9508	0.9462	0.9413	0.9360	0.9303	0.9242
	46	0.9808	0.9789	0.9770	0.9748	0.9724	0.9698	0.9670	0.9639	0.9605	0.9568	0.9528	0.9483	0.9436	0.9384	0.9329	0.9269
	47	0.9816	0.9799	0.9780	0.9759	0.9737	0.9712	0.9685	0.9655	0.9622	0.9586	0.9547	0.9504	0.9458	0.9409	0.9355	0.9297
	48	0.9825	0.9808	0.9790	0.9771	0.9749	0.9725	0.9699	0.9670	0.9639	0.9604	0.9567	0.9525	0.9481	0.9433	0.9380	0.9324
	49	0.9832	0.9817	0.9800	0.9781	0.9760	0.9737	0.9713	0.9685	0.9655	0.9622	0.9585	0.9545	0.9502	0.9456	0.9405	0.9351
	50	0.9840	0.9825	0.9809	0.9791	0.9771	0.9749	0.9726	0.9699	0.9670	0.9638	0.9604	0.9565	0.9523	0.9479	0.9429	0.9377
	51	0.9848	0.9833	0.9818	0.9801	0.9782	0.9761	0.9738	0.9713	0.9685	0.9655	0.9621	0.9584	0.9544	0.9502	0.9454	0.9403
	52	0.9855	0.9841	0.9827	0.9811	0.9792	0.9772	0.9751	0.9727	0.9700	0.9671	0.9639	0.9603	0.9565	0.9523	0.9477	0.9428

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

Age Of Pensioner

		30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
A	53	0.9862	0.9849	0.9835	0.9820	0.9802	0.9783	0.9762	0.9739	0.9714	0.9686	0.9655	0.9621	0.9584	0.9544	0.9500	0.9453
G	54	0.9869	0.9856	0.9843	0.9828	0.9812	0.9793	0.9774	0.9752	0.9727	0.9701	0.9672	0.9639	0.9603	0.9565	0.9523	0.9477
E	55	0.9875	0.9863	0.9850	0.9837	0.9821	0.9803	0.9785	0.9764	0.9741	0.9715	0.9687	0.9656	0.9622	0.9585	0.9544	0.9501
	56	0.9881	0.9870	0.9858	0.9844	0.9830	0.9813	0.9795	0.9776	0.9753	0.9729	0.9702	0.9672	0.9639	0.9605	0.9565	0.9524
O	57	0.9887	0.9876	0.9865	0.9852	0.9838	0.9822	0.9806	0.9787	0.9765	0.9742	0.9716	0.9688	0.9657	0.9623	0.9586	0.9545
F	58	0.9892	0.9882	0.9871	0.9860	0.9846	0.9831	0.9815	0.9797	0.9777	0.9755	0.9731	0.9703	0.9674	0.9641	0.9605	0.9567
	59	0.9898	0.9888	0.9878	0.9867	0.9854	0.9840	0.9825	0.9807	0.9788	0.9768	0.9744	0.9718	0.9689	0.9659	0.9625	0.9588
B	60	0.9903	0.9894	0.9884	0.9874	0.9861	0.9848	0.9833	0.9817	0.9799	0.9779	0.9757	0.9732	0.9705	0.9676	0.9643	0.9608
E	61	0.9907	0.9899	0.9890	0.9880	0.9868	0.9855	0.9842	0.9827	0.9809	0.9790	0.9769	0.9746	0.9720	0.9692	0.9661	0.9627
N	62	0.9912	0.9904	0.9896	0.9886	0.9875	0.9863	0.9850	0.9835	0.9819	0.9801	0.9781	0.9758	0.9734	0.9707	0.9677	0.9645
E	63	0.9917	0.9909	0.9901	0.9892	0.9882	0.9870	0.9858	0.9844	0.9828	0.9811	0.9793	0.9771	0.9748	0.9722	0.9694	0.9664
F	64	0.9921	0.9914	0.9906	0.9897	0.9888	0.9877	0.9866	0.9852	0.9837	0.9821	0.9803	0.9783	0.9760	0.9737	0.9709	0.9680
I	65	0.9925	0.9918	0.9911	0.9903	0.9893	0.9883	0.9873	0.9860	0.9846	0.9831	0.9813	0.9794	0.9773	0.9750	0.9724	0.9697
C	66	0.9929	0.9923	0.9916	0.9908	0.9899	0.9890	0.9879	0.9868	0.9854	0.9840	0.9823	0.9805	0.9785	0.9763	0.9739	0.9713
I	67	0.9933	0.9927	0.9920	0.9913	0.9904	0.9896	0.9886	0.9875	0.9862	0.9849	0.9833	0.9815	0.9796	0.9776	0.9752	0.9727
A	68	0.9936	0.9930	0.9925	0.9918	0.9910	0.9902	0.9892	0.9882	0.9869	0.9856	0.9842	0.9825	0.9807	0.9788	0.9766	0.9742
R	69	0.9940	0.9934	0.9929	0.9922	0.9915	0.9907	0.9898	0.9888	0.9876	0.9865	0.9850	0.9835	0.9818	0.9799	0.9778	0.9756
Y	70	0.9943	0.9938	0.9932	0.9926	0.9920	0.9912	0.9904	0.9894	0.9884	0.9872	0.9859	0.9844	0.9827	0.9810	0.9790	0.9769
	71	0.9946	0.9941	0.9936	0.9931	0.9924	0.9917	0.9909	0.9900	0.9890	0.9879	0.9867	0.9852	0.9837	0.9820	0.9801	0.9781
	72	0.9949	0.9944	0.9940	0.9934	0.9928	0.9922	0.9914	0.9906	0.9896	0.9886	0.9874	0.9861	0.9846	0.9830	0.9813	0.9793
	73	0.9952	0.9947	0.9943	0.9938	0.9932	0.9926	0.9919	0.9911	0.9902	0.9892	0.9881	0.9868	0.9855	0.9840	0.9822	0.9805
	74	0.9954	0.9950	0.9946	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9888	0.9876	0.9863	0.9849	0.9832	0.9815
	75	0.9956	0.9953	0.9949	0.9945	0.9940	0.9934	0.9928	0.9921	0.9913	0.9904	0.9895	0.9883	0.9871	0.9857	0.9842	0.9825
	76	0.9959	0.9956	0.9952	0.9948	0.9943	0.9937	0.9932	0.9926	0.9918	0.9910	0.9901	0.9889	0.9878	0.9865	0.9850	0.9835
	77	0.9961	0.9958	0.9954	0.9951	0.9946	0.9941	0.9936	0.9930	0.9923	0.9915	0.9906	0.9896	0.9885	0.9873	0.9859	0.9845
	78	0.9963	0.9960	0.9957	0.9953	0.9949	0.9945	0.9940	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892	0.9880	0.9867	0.9853
	79	0.9966	0.9963	0.9959	0.9956	0.9952	0.9948	0.9944	0.9938	0.9931	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9862
	80	0.9967	0.9964	0.9962	0.9959	0.9955	0.9951	0.9947	0.9942	0.9936	0.9929	0.9922	0.9913	0.9904	0.9894	0.9882	0.9870
	81	0.9969	0.9967	0.9964	0.9961	0.9957	0.9954	0.9950	0.9945	0.9939	0.9934	0.9927	0.9918	0.9910	0.9900	0.9889	0.9877
	82	0.9971	0.9968	0.9966	0.9963	0.9960	0.9956	0.9953	0.9949	0.9943	0.9938	0.9931	0.9923	0.9915	0.9906	0.9895	0.9884
	83	0.9973	0.9970	0.9968	0.9966	0.9963	0.9959	0.9956	0.9952	0.9947	0.9941	0.9935	0.9928	0.9920	0.9912	0.9902	0.9891
	84	0.9974	0.9972	0.9970	0.9968	0.9964	0.9962	0.9959	0.9955	0.9950	0.9945	0.9940	0.9932	0.9925	0.9917	0.9908	0.9898
	85	0.9976	0.9974	0.9972	0.9969	0.9967	0.9964	0.9961	0.9958	0.9953	0.9949	0.9943	0.9937	0.9930	0.9922	0.9914	0.9904

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

Age Of Pensioner

		46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
A	20	0.8549	0.8462	0.8372	0.8278	0.8181	0.8080	0.7975	0.7867	0.7755	0.7637	0.7516	0.7390	0.7259	0.7124	0.6983	0.6839
G	21	0.8566	0.8480	0.8390	0.8296	0.8199	0.8098	0.7994	0.7885	0.7772	0.7655	0.7534	0.7408	0.7277	0.7141	0.7000	0.6856
E	22	0.8585	0.8498	0.8408	0.8315	0.8218	0.8117	0.8013	0.7904	0.7791	0.7674	0.7552	0.7426	0.7295	0.7159	0.7018	0.6873
	23	0.8604	0.8517	0.8428	0.8335	0.8238	0.8137	0.8032	0.7924	0.7811	0.7693	0.7571	0.7445	0.7314	0.7178	0.7037	0.6892
O	24	0.8624	0.8537	0.8448	0.8355	0.8258	0.8157	0.8052	0.7944	0.7831	0.7714	0.7592	0.7465	0.7334	0.7198	0.7057	0.6911
F	25	0.8644	0.8558	0.8469	0.8376	0.8280	0.8178	0.8074	0.7966	0.7853	0.7735	0.7613	0.7487	0.7355	0.7219	0.7078	0.6932
	26	0.8666	0.8580	0.8491	0.8398	0.8302	0.8201	0.8096	0.7988	0.7875	0.7757	0.7636	0.7509	0.7377	0.7241	0.7099	0.6953
B	27	0.8688	0.8602	0.8513	0.8421	0.8324	0.8224	0.8119	0.8011	0.7898	0.7781	0.7659	0.7532	0.7400	0.7264	0.7122	0.6976
E	28	0.8711	0.8625	0.8537	0.8444	0.8348	0.8248	0.8144	0.8036	0.7923	0.7805	0.7683	0.7556	0.7424	0.7287	0.7145	0.6999
N	29	0.8734	0.8649	0.8561	0.8469	0.8373	0.8273	0.8169	0.8061	0.7948	0.7830	0.7708	0.7581	0.7449	0.7312	0.7170	0.7024
E	30	0.8758	0.8673	0.8586	0.8494	0.8398	0.8298	0.8195	0.8087	0.7974	0.7857	0.7734	0.7608	0.7475	0.7339	0.7196	0.7049
F	31	0.8783	0.8699	0.8611	0.8520	0.8425	0.8325	0.8222	0.8114	0.8002	0.7884	0.7762	0.7635	0.7503	0.7366	0.7223	0.7076
I	32	0.8808	0.8725	0.8638	0.8547	0.8452	0.8353	0.8250	0.8142	0.8030	0.7912	0.7790	0.7663	0.7531	0.7394	0.7252	0.7104
C	33	0.8834	0.8751	0.8665	0.8575	0.8480	0.8381	0.8279	0.8172	0.8059	0.7942	0.7820	0.7693	0.7561	0.7424	0.7281	0.7134
I	34	0.8861	0.8779	0.8693	0.8603	0.8509	0.8411	0.8308	0.8202	0.8090	0.7973	0.7851	0.7724	0.7592	0.7455	0.7312	0.7164
A	35	0.8888	0.8807	0.8722	0.8633	0.8539	0.8441	0.8339	0.8233	0.8121	0.8004	0.7883	0.7756	0.7624	0.7487	0.7344	0.7196
R	36	0.8915	0.8835	0.8751	0.8662	0.8570	0.8472	0.8371	0.8265	0.8154	0.8037	0.7916	0.7790	0.7658	0.7521	0.7377	0.7230
Y	37	0.8944	0.8864	0.8781	0.8693	0.8601	0.8504	0.8404	0.8298	0.8188	0.8072	0.7951	0.7824	0.7693	0.7555	0.7412	0.7264
	38	0.8972	0.8894	0.8811	0.8724	0.8633	0.8537	0.8437	0.8333	0.8222	0.8107	0.7986	0.7860	0.7728	0.7591	0.7449	0.7300
	39	0.9001	0.8923	0.8842	0.8756	0.8666	0.8571	0.8471	0.8367	0.8258	0.8143	0.8023	0.7897	0.7766	0.7629	0.7486	0.7338
	40	0.9030	0.8954	0.8873	0.8788	0.8699	0.8605	0.8506	0.8403	0.8295	0.8180	0.8060	0.7935	0.7804	0.7668	0.7525	0.7377
	41	0.9059	0.8984	0.8905	0.8821	0.8733	0.8640	0.8542	0.8440	0.8332	0.8218	0.8099	0.7974	0.7844	0.7708	0.7565	0.7418
	42	0.9089	0.9014	0.8937	0.8854	0.8767	0.8675	0.8579	0.8477	0.8370	0.8257	0.8139	0.8015	0.7885	0.7749	0.7607	0.7459
	43	0.9118	0.9046	0.8969	0.8888	0.8802	0.8712	0.8616	0.8515	0.8409	0.8297	0.8180	0.8057	0.7927	0.7792	0.7650	0.7503
	44	0.9148	0.9077	0.9001	0.8921	0.8837	0.8748	0.8653	0.8554	0.8450	0.8338	0.8222	0.8099	0.7971	0.7836	0.7694	0.7548
	45	0.9177	0.9107	0.9034	0.8955	0.8872	0.8785	0.8692	0.8594	0.8490	0.8380	0.8265	0.8143	0.8015	0.7881	0.7740	0.7594
	46	0.9206	0.9138	0.9066	0.8990	0.8908	0.8822	0.8730	0.8634	0.8531	0.8423	0.8308	0.8188	0.8061	0.7928	0.7788	0.7642
	47	0.9235	0.9169	0.9099	0.9024	0.8944	0.8859	0.8769	0.8674	0.8573	0.8466	0.8353	0.8233	0.8108	0.7976	0.7836	0.7691
	48	0.9264	0.9200	0.9131	0.9057	0.8980	0.8896	0.8808	0.8715	0.8616	0.8510	0.8398	0.8280	0.8155	0.8024	0.7885	0.7741
	49	0.9293	0.9230	0.9163	0.9091	0.9015	0.8934	0.8847	0.8756	0.8658	0.8554	0.8444	0.8327	0.8204	0.8074	0.7936	0.7793
	50	0.9321	0.9260	0.9195	0.9125	0.9051	0.8971	0.8887	0.8797	0.8701	0.8599	0.8490	0.8375	0.8253	0.8124	0.7988	0.7846
	51	0.9349	0.9289	0.9226	0.9158	0.9086	0.9008	0.8926	0.8838	0.8744	0.8643	0.8537	0.8423	0.8303	0.8176	0.8041	0.7900
	52	0.9375	0.9318	0.9257	0.9191	0.9122	0.9046	0.8965	0.8879	0.8787	0.8689	0.8584	0.8472	0.8354	0.8228	0.8095	0.7955

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

Age Of Pensioner

		46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
A	53	0.9402	0.9347	0.9288	0.9224	0.9156	0.9083	0.9004	0.8920	0.8831	0.8734	0.8631	0.8521	0.8405	0.8281	0.8149	0.8011
G	54	0.9428	0.9374	0.9318	0.9256	0.9190	0.9119	0.9043	0.8961	0.8874	0.8779	0.8679	0.8571	0.8457	0.8335	0.8205	0.8068
E	55	0.9454	0.9402	0.9347	0.9288	0.9224	0.9155	0.9081	0.9002	0.8917	0.8824	0.8726	0.8621	0.8509	0.8388	0.8261	0.8126
	56	0.9478	0.9429	0.9376	0.9319	0.9257	0.9190	0.9118	0.9042	0.8959	0.8870	0.8774	0.8671	0.8560	0.8443	0.8317	0.8184
O	57	0.9502	0.9455	0.9404	0.9349	0.9290	0.9225	0.9155	0.9081	0.9001	0.8914	0.8821	0.8720	0.8613	0.8497	0.8374	0.8243
F	58	0.9525	0.9480	0.9431	0.9378	0.9321	0.9259	0.9192	0.9121	0.9043	0.8958	0.8867	0.8770	0.8665	0.8552	0.8431	0.8302
	59	0.9548	0.9505	0.9457	0.9407	0.9352	0.9292	0.9228	0.9159	0.9083	0.9001	0.8914	0.8818	0.8716	0.8606	0.8488	0.8362
B	60	0.9570	0.9528	0.9483	0.9434	0.9382	0.9324	0.9263	0.9196	0.9123	0.9044	0.8959	0.8867	0.8767	0.8660	0.8545	0.8421
E	61	0.9591	0.9551	0.9508	0.9462	0.9411	0.9356	0.9297	0.9233	0.9163	0.9087	0.9004	0.8915	0.8818	0.8714	0.8601	0.8480
N	62	0.9611	0.9573	0.9532	0.9488	0.9440	0.9387	0.9330	0.9269	0.9202	0.9128	0.9049	0.8962	0.8868	0.8767	0.8657	0.8540
E	63	0.9630	0.9594	0.9555	0.9513	0.9467	0.9417	0.9362	0.9303	0.9239	0.9168	0.9091	0.9008	0.8918	0.8820	0.8713	0.8598
F	64	0.9649	0.9614	0.9578	0.9537	0.9494	0.9445	0.9393	0.9337	0.9276	0.9208	0.9134	0.9054	0.8966	0.8871	0.8767	0.8656
I	65	0.9667	0.9634	0.9599	0.9561	0.9519	0.9473	0.9423	0.9370	0.9311	0.9246	0.9175	0.9098	0.9013	0.8922	0.8821	0.8714
C	66	0.9685	0.9653	0.9620	0.9583	0.9543	0.9500	0.9453	0.9402	0.9345	0.9283	0.9215	0.9141	0.9059	0.8971	0.8874	0.8770
I	67	0.9701	0.9671	0.9639	0.9605	0.9567	0.9526	0.9480	0.9432	0.9378	0.9318	0.9254	0.9183	0.9105	0.9019	0.8926	0.8825
A	68	0.9717	0.9688	0.9658	0.9625	0.9589	0.9550	0.9507	0.9461	0.9410	0.9354	0.9291	0.9223	0.9148	0.9067	0.8977	0.8879
R	69	0.9732	0.9704	0.9676	0.9645	0.9611	0.9574	0.9533	0.9489	0.9441	0.9386	0.9328	0.9263	0.9191	0.9112	0.9026	0.8932
Y	70	0.9746	0.9721	0.9693	0.9664	0.9632	0.9596	0.9558	0.9516	0.9470	0.9419	0.9363	0.9301	0.9233	0.9157	0.9074	0.8984
	71	0.9759	0.9736	0.9709	0.9681	0.9651	0.9618	0.9582	0.9542	0.9498	0.9449	0.9397	0.9338	0.9272	0.9200	0.9121	0.9034
	72	0.9773	0.9749	0.9725	0.9699	0.9670	0.9638	0.9604	0.9567	0.9526	0.9479	0.9429	0.9373	0.9311	0.9242	0.9166	0.9083
	73	0.9785	0.9763	0.9740	0.9715	0.9688	0.9658	0.9626	0.9591	0.9551	0.9507	0.9460	0.9406	0.9348	0.9282	0.9210	0.9130
	74	0.9797	0.9777	0.9754	0.9731	0.9705	0.9677	0.9646	0.9613	0.9576	0.9535	0.9490	0.9439	0.9383	0.9321	0.9252	0.9176
	75	0.9808	0.9789	0.9768	0.9746	0.9721	0.9694	0.9666	0.9634	0.9600	0.9561	0.9518	0.9470	0.9417	0.9358	0.9292	0.9219
	76	0.9819	0.9800	0.9780	0.9760	0.9737	0.9711	0.9685	0.9655	0.9623	0.9585	0.9545	0.9500	0.9450	0.9394	0.9331	0.9262
	77	0.9829	0.9811	0.9793	0.9773	0.9751	0.9728	0.9702	0.9674	0.9643	0.9609	0.9570	0.9528	0.9481	0.9428	0.9368	0.9302
	78	0.9839	0.9822	0.9805	0.9786	0.9766	0.9743	0.9719	0.9693	0.9664	0.9631	0.9595	0.9555	0.9510	0.9460	0.9403	0.9341
	79	0.9847	0.9832	0.9816	0.9797	0.9779	0.9757	0.9735	0.9710	0.9683	0.9652	0.9618	0.9581	0.9538	0.9490	0.9437	0.9378
	80	0.9856	0.9841	0.9826	0.9809	0.9791	0.9771	0.9749	0.9727	0.9701	0.9672	0.9641	0.9605	0.9565	0.9520	0.9469	0.9414
	81	0.9865	0.9850	0.9836	0.9820	0.9803	0.9784	0.9764	0.9743	0.9718	0.9691	0.9661	0.9627	0.9590	0.9548	0.9500	0.9447
	82	0.9873	0.9859	0.9845	0.9831	0.9814	0.9796	0.9778	0.9758	0.9735	0.9709	0.9682	0.9650	0.9615	0.9575	0.9529	0.9480
	83	0.9880	0.9868	0.9855	0.9840	0.9825	0.9808	0.9790	0.9772	0.9751	0.9727	0.9700	0.9671	0.9637	0.9600	0.9558	0.9511
	84	0.9888	0.9875	0.9863	0.9850	0.9835	0.9820	0.9803	0.9785	0.9765	0.9743	0.9718	0.9690	0.9659	0.9624	0.9584	0.9540
	85	0.9894	0.9882	0.9871	0.9858	0.9845	0.9830	0.9815	0.9798	0.9780	0.9758	0.9735	0.9709	0.9680	0.9648	0.9609	0.9567

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

Age Of Pensioner

		62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	20	0.6690	0.6537	0.6379	0.6219	0.6055	0.5888	0.5720	0.5549	0.5377	0.5204	0.5030	0.4855	0.4680	0.4505
G	21	0.6706	0.6553	0.6396	0.6235	0.6070	0.5903	0.5735	0.5564	0.5391	0.5218	0.5043	0.4868	0.4692	0.4517
E	22	0.6724	0.6570	0.6413	0.6251	0.6086	0.5919	0.5750	0.5579	0.5406	0.5232	0.5057	0.4881	0.4705	0.4529
	23	0.6742	0.6588	0.6430	0.6268	0.6103	0.5936	0.5767	0.5595	0.5421	0.5247	0.5072	0.4895	0.4719	0.4543
O	24	0.6761	0.6607	0.6449	0.6287	0.6121	0.5953	0.5784	0.5611	0.5438	0.5263	0.5087	0.4910	0.4733	0.4556
F	25	0.6781	0.6627	0.6468	0.6306	0.6140	0.5972	0.5801	0.5629	0.5455	0.5279	0.5103	0.4926	0.4748	0.4571
	26	0.6802	0.6647	0.6489	0.6326	0.6160	0.5991	0.5820	0.5647	0.5472	0.5297	0.5120	0.4942	0.4764	0.4586
B	27	0.6825	0.6670	0.6510	0.6347	0.6180	0.6011	0.5840	0.5667	0.5491	0.5315	0.5138	0.4959	0.4781	0.4603
E	28	0.6848	0.6692	0.6533	0.6369	0.6202	0.6033	0.5861	0.5687	0.5511	0.5335	0.5157	0.4978	0.4799	0.4620
N	29	0.6872	0.6716	0.6556	0.6392	0.6225	0.6055	0.5883	0.5709	0.5532	0.5355	0.5176	0.4997	0.4817	0.4638
E	30	0.6897	0.6741	0.6581	0.6417	0.6249	0.6079	0.5906	0.5731	0.5554	0.5377	0.5197	0.5017	0.4837	0.4657
F	31	0.6924	0.6768	0.6607	0.6442	0.6274	0.6103	0.5930	0.5755	0.5577	0.5399	0.5219	0.5038	0.4858	0.4677
I	32	0.6952	0.6795	0.6634	0.6469	0.6301	0.6129	0.5956	0.5780	0.5601	0.5423	0.5243	0.5061	0.4880	0.4698
C	33	0.6981	0.6824	0.6663	0.6498	0.6328	0.6156	0.5982	0.5806	0.5627	0.5448	0.5267	0.5084	0.4903	0.4720
I	34	0.7012	0.6854	0.6692	0.6527	0.6357	0.6185	0.6010	0.5833	0.5654	0.5474	0.5292	0.5109	0.4927	0.4744
A	35	0.7043	0.6886	0.6724	0.6558	0.6388	0.6215	0.6040	0.5862	0.5682	0.5501	0.5319	0.5135	0.4952	0.4768
R	36	0.7077	0.6919	0.6756	0.6590	0.6419	0.6246	0.6070	0.5892	0.5712	0.5530	0.5347	0.5163	0.4978	0.4794
Y	37	0.7111	0.6953	0.6790	0.6623	0.6453	0.6279	0.6103	0.5924	0.5743	0.5561	0.5377	0.5191	0.5007	0.4821
	38	0.7147	0.6989	0.6826	0.6659	0.6488	0.6313	0.6136	0.5957	0.5775	0.5592	0.5408	0.5222	0.5036	0.4850
	39	0.7185	0.7026	0.6863	0.6695	0.6524	0.6349	0.6172	0.5992	0.5809	0.5626	0.5440	0.5254	0.5067	0.4880
	40	0.7223	0.7065	0.6902	0.6734	0.6562	0.6387	0.6209	0.6028	0.5845	0.5661	0.5475	0.5287	0.5100	0.4912
	41	0.7264	0.7105	0.6942	0.6774	0.6601	0.6426	0.6247	0.6066	0.5882	0.5697	0.5511	0.5322	0.5134	0.4945
	42	0.7306	0.7148	0.6984	0.6815	0.6643	0.6467	0.6288	0.6106	0.5921	0.5736	0.5548	0.5359	0.5170	0.4980
	43	0.7349	0.7191	0.7027	0.6859	0.6685	0.6509	0.6330	0.6147	0.5962	0.5776	0.5588	0.5397	0.5207	0.5016
	44	0.7395	0.7236	0.7072	0.6904	0.6731	0.6554	0.6374	0.6191	0.6005	0.5818	0.5629	0.5438	0.5246	0.5055
	45	0.7441	0.7283	0.7119	0.6951	0.6777	0.6600	0.6420	0.6236	0.6050	0.5862	0.5672	0.5480	0.5288	0.5095
	46	0.7489	0.7331	0.7168	0.6999	0.6826	0.6648	0.6468	0.6283	0.6096	0.5908	0.5717	0.5524	0.5331	0.5137
	47	0.7539	0.7381	0.7218	0.7049	0.6876	0.6698	0.6517	0.6333	0.6145	0.5956	0.5764	0.5571	0.5377	0.5181
	48	0.7590	0.7433	0.7270	0.7101	0.6928	0.6750	0.6569	0.6384	0.6196	0.6006	0.5814	0.5619	0.5424	0.5228
	49	0.7642	0.7486	0.7323	0.7155	0.6982	0.6804	0.6623	0.6437	0.6249	0.6058	0.5865	0.5670	0.5474	0.5277
	50	0.7696	0.7541	0.7379	0.7211	0.7037	0.6860	0.6678	0.6493	0.6304	0.6113	0.5919	0.5723	0.5526	0.5327
	51	0.7751	0.7597	0.7435	0.7268	0.7095	0.6918	0.6736	0.6551	0.6362	0.6170	0.5975	0.5778	0.5580	0.5381
	52	0.7808	0.7654	0.7493	0.7327	0.7154	0.6977	0.6796	0.6610	0.6421	0.6229	0.6034	0.5836	0.5637	0.5437

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

Age Of Pensioner

		62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	53	0.7865	0.7712	0.7553	0.7387	0.7216	0.7039	0.6858	0.6672	0.6483	0.6290	0.6095	0.5896	0.5697	0.5495
G	54	0.7924	0.7773	0.7614	0.7449	0.7279	0.7102	0.6922	0.6736	0.6547	0.6354	0.6159	0.5959	0.5759	0.5557
E	55	0.7983	0.7833	0.7677	0.7513	0.7343	0.7167	0.6988	0.6802	0.6613	0.6420	0.6224	0.6024	0.5823	0.5620
	56	0.8044	0.7895	0.7740	0.7578	0.7409	0.7235	0.7055	0.6871	0.6681	0.6489	0.6293	0.6092	0.5891	0.5687
O	57	0.8104	0.7959	0.7805	0.7644	0.7476	0.7303	0.7125	0.6941	0.6752	0.6560	0.6364	0.6163	0.5961	0.5756
F	58	0.8166	0.8022	0.7870	0.7711	0.7545	0.7373	0.7196	0.7013	0.6825	0.6633	0.6437	0.6236	0.6034	0.5829
	59	0.8228	0.8086	0.7936	0.7780	0.7615	0.7444	0.7269	0.7086	0.6899	0.6708	0.6512	0.6311	0.6109	0.5903
B	60	0.8290	0.8151	0.8003	0.7848	0.7686	0.7517	0.7343	0.7162	0.6976	0.6785	0.6589	0.6389	0.6187	0.5981
E	61	0.8352	0.8215	0.8070	0.7918	0.7757	0.7591	0.7418	0.7239	0.7054	0.6864	0.6669	0.6469	0.6267	0.6061
N	62	0.8414	0.8280	0.8138	0.7988	0.7830	0.7665	0.7494	0.7317	0.7133	0.6945	0.6751	0.6551	0.6349	0.6143
E	63	0.8476	0.8345	0.8205	0.8058	0.7902	0.7740	0.7571	0.7396	0.7214	0.7027	0.6834	0.6636	0.6434	0.6228
F	64	0.8537	0.8409	0.8272	0.8128	0.7975	0.7816	0.7649	0.7476	0.7296	0.7110	0.6919	0.6722	0.6521	0.6315
I	65	0.8597	0.8473	0.8340	0.8198	0.8049	0.7891	0.7728	0.7557	0.7379	0.7195	0.7006	0.6810	0.6609	0.6404
C	66	0.8657	0.8536	0.8406	0.8268	0.8121	0.7968	0.7806	0.7638	0.7462	0.7281	0.7093	0.6898	0.6700	0.6496
I	67	0.8716	0.8598	0.8472	0.8337	0.8194	0.8043	0.7885	0.7719	0.7547	0.7367	0.7182	0.6989	0.6792	0.6589
A	68	0.8774	0.8659	0.8537	0.8405	0.8266	0.8118	0.7964	0.7801	0.7631	0.7455	0.7271	0.7080	0.6884	0.6683
R	69	0.8830	0.8720	0.8601	0.8474	0.8337	0.8193	0.8042	0.7883	0.7716	0.7542	0.7361	0.7173	0.6979	0.6779
Y	70	0.8886	0.8779	0.8663	0.8540	0.8408	0.8267	0.8120	0.7964	0.7800	0.7630	0.7451	0.7266	0.7074	0.6876
	71	0.8940	0.8837	0.8725	0.8605	0.8477	0.8340	0.8197	0.8044	0.7884	0.7717	0.7542	0.7359	0.7170	0.6974
	72	0.8992	0.8893	0.8785	0.8670	0.8545	0.8413	0.8273	0.8125	0.7968	0.7804	0.7632	0.7453	0.7266	0.7073
	73	0.9043	0.8948	0.8844	0.8733	0.8612	0.8483	0.8348	0.8203	0.8051	0.7890	0.7723	0.7546	0.7362	0.7172
	74	0.9092	0.9001	0.8902	0.8794	0.8678	0.8553	0.8421	0.8281	0.8132	0.7976	0.7812	0.7638	0.7459	0.7271
	75	0.9140	0.9052	0.8956	0.8853	0.8741	0.8621	0.8493	0.8358	0.8212	0.8061	0.7900	0.7731	0.7554	0.7370
	76	0.9185	0.9102	0.9010	0.8911	0.8803	0.8687	0.8564	0.8432	0.8291	0.8144	0.7987	0.7822	0.7649	0.7468
	77	0.9230	0.9150	0.9062	0.8967	0.8863	0.8751	0.8632	0.8505	0.8369	0.8225	0.8073	0.7912	0.7743	0.7566
	78	0.9272	0.9195	0.9112	0.9020	0.8921	0.8814	0.8700	0.8576	0.8445	0.8306	0.8158	0.8001	0.7836	0.7663
	79	0.9313	0.9240	0.9160	0.9073	0.8977	0.8874	0.8764	0.8646	0.8519	0.8384	0.8240	0.8088	0.7927	0.7758
	80	0.9351	0.9282	0.9206	0.9123	0.9031	0.8932	0.8827	0.8713	0.8591	0.8460	0.8322	0.8173	0.8017	0.7852
	81	0.9388	0.9323	0.9250	0.9170	0.9083	0.8989	0.8888	0.8778	0.8661	0.8535	0.8401	0.8257	0.8105	0.7944
	82	0.9424	0.9362	0.9293	0.9217	0.9133	0.9043	0.8946	0.8842	0.8728	0.8608	0.8478	0.8339	0.8192	0.8036
	83	0.9457	0.9399	0.9333	0.9261	0.9182	0.9096	0.9003	0.8903	0.8794	0.8679	0.8554	0.8420	0.8278	0.8126
	84	0.9490	0.9434	0.9372	0.9304	0.9228	0.9147	0.9058	0.8962	0.8859	0.8747	0.8627	0.8498	0.8361	0.8214
	85	0.9521	0.9468	0.9410	0.9344	0.9273	0.9195	0.9111	0.9020	0.8920	0.8814	0.8699	0.8575	0.8443	0.8301

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

Age of Pensioner

		30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
A	20	0.9742	0.9721	0.9700	0.9678	0.9653	0.9627	0.9600	0.9571	0.9540	0.9507	0.9472	0.9435	0.9396	0.9355	0.9311	0.9265
G	21	0.9748	0.9728	0.9708	0.9685	0.9661	0.9635	0.9609	0.9580	0.9549	0.9516	0.9481	0.9444	0.9405	0.9365	0.9321	0.9275
E	22	0.9755	0.9736	0.9715	0.9693	0.9669	0.9644	0.9617	0.9588	0.9558	0.9526	0.9491	0.9454	0.9415	0.9375	0.9331	0.9286
	23	0.9762	0.9743	0.9722	0.9701	0.9677	0.9652	0.9625	0.9597	0.9567	0.9535	0.9501	0.9464	0.9425	0.9385	0.9342	0.9297
O	24	0.9769	0.9750	0.9730	0.9708	0.9685	0.9660	0.9634	0.9607	0.9576	0.9545	0.9511	0.9475	0.9436	0.9396	0.9353	0.9308
F	25	0.9776	0.9757	0.9737	0.9716	0.9693	0.9669	0.9643	0.9616	0.9586	0.9555	0.9521	0.9485	0.9447	0.9407	0.9364	0.9320
	26	0.9783	0.9764	0.9745	0.9724	0.9702	0.9678	0.9652	0.9625	0.9596	0.9565	0.9531	0.9496	0.9458	0.9419	0.9376	0.9332
B	27	0.9790	0.9771	0.9753	0.9732	0.9710	0.9687	0.9662	0.9635	0.9605	0.9575	0.9542	0.9507	0.9469	0.9430	0.9388	0.9344
E	28	0.9796	0.9779	0.9760	0.9740	0.9719	0.9696	0.9671	0.9644	0.9615	0.9586	0.9553	0.9518	0.9481	0.9442	0.9400	0.9357
N	29	0.9803	0.9786	0.9768	0.9749	0.9727	0.9705	0.9680	0.9655	0.9626	0.9596	0.9564	0.9529	0.9493	0.9455	0.9413	0.9370
E	30	0.9810	0.9793	0.9776	0.9757	0.9736	0.9714	0.9690	0.9664	0.9636	0.9607	0.9575	0.9541	0.9505	0.9467	0.9426	0.9383
F	31	0.9817	0.9801	0.9783	0.9765	0.9744	0.9722	0.9699	0.9674	0.9647	0.9618	0.9587	0.9553	0.9518	0.9480	0.9439	0.9397
I	32	0.9823	0.9808	0.9791	0.9773	0.9753	0.9731	0.9709	0.9684	0.9657	0.9629	0.9598	0.9565	0.9530	0.9493	0.9453	0.9410
C	33	0.9830	0.9815	0.9798	0.9781	0.9761	0.9740	0.9718	0.9694	0.9668	0.9640	0.9610	0.9577	0.9543	0.9506	0.9467	0.9425
I	34	0.9837	0.9821	0.9806	0.9789	0.9770	0.9749	0.9728	0.9704	0.9678	0.9651	0.9621	0.9589	0.9555	0.9519	0.9480	0.9439
A	35	0.9843	0.9829	0.9813	0.9797	0.9778	0.9759	0.9737	0.9714	0.9689	0.9662	0.9634	0.9602	0.9569	0.9533	0.9494	0.9454
R	36	0.9849	0.9835	0.9821	0.9804	0.9786	0.9767	0.9747	0.9724	0.9700	0.9673	0.9645	0.9614	0.9581	0.9546	0.9509	0.9469
Y	37	0.9856	0.9842	0.9827	0.9812	0.9795	0.9776	0.9756	0.9734	0.9710	0.9684	0.9657	0.9627	0.9595	0.9560	0.9523	0.9484
	38	0.9861	0.9848	0.9834	0.9819	0.9803	0.9784	0.9765	0.9744	0.9720	0.9696	0.9669	0.9639	0.9607	0.9574	0.9538	0.9499
	39	0.9867	0.9854	0.9841	0.9827	0.9810	0.9793	0.9774	0.9753	0.9731	0.9707	0.9680	0.9651	0.9621	0.9588	0.9552	0.9514
	40	0.9873	0.9861	0.9848	0.9834	0.9818	0.9801	0.9783	0.9763	0.9741	0.9717	0.9692	0.9664	0.9634	0.9602	0.9566	0.9529
	41	0.9878	0.9866	0.9854	0.9841	0.9826	0.9809	0.9792	0.9772	0.9751	0.9728	0.9703	0.9676	0.9646	0.9615	0.9581	0.9545
	42	0.9883	0.9872	0.9861	0.9848	0.9833	0.9817	0.9800	0.9782	0.9761	0.9739	0.9715	0.9688	0.9659	0.9629	0.9596	0.9560
	43	0.9889	0.9878	0.9866	0.9854	0.9840	0.9825	0.9808	0.9791	0.9770	0.9749	0.9726	0.9700	0.9672	0.9643	0.9610	0.9575
	44	0.9894	0.9883	0.9873	0.9860	0.9847	0.9832	0.9817	0.9800	0.9780	0.9759	0.9737	0.9712	0.9685	0.9656	0.9624	0.9591
	45	0.9898	0.9889	0.9878	0.9867	0.9854	0.9840	0.9825	0.9808	0.9790	0.9769	0.9748	0.9723	0.9697	0.9670	0.9639	0.9606
	46	0.9903	0.9893	0.9883	0.9872	0.9860	0.9847	0.9832	0.9817	0.9798	0.9779	0.9758	0.9734	0.9710	0.9683	0.9653	0.9621
	47	0.9907	0.9898	0.9889	0.9878	0.9867	0.9854	0.9840	0.9825	0.9807	0.9789	0.9768	0.9746	0.9721	0.9695	0.9667	0.9635
	48	0.9911	0.9903	0.9894	0.9884	0.9872	0.9861	0.9847	0.9832	0.9816	0.9798	0.9778	0.9757	0.9733	0.9708	0.9680	0.9650
	49	0.9915	0.9908	0.9899	0.9889	0.9879	0.9867	0.9854	0.9840	0.9824	0.9807	0.9788	0.9767	0.9745	0.9720	0.9693	0.9664
	50	0.9920	0.9912	0.9904	0.9894	0.9884	0.9873	0.9861	0.9848	0.9832	0.9816	0.9798	0.9778	0.9756	0.9732	0.9706	0.9679
	51	0.9924	0.9916	0.9908	0.9900	0.9890	0.9879	0.9867	0.9855	0.9840	0.9824	0.9807	0.9788	0.9767	0.9744	0.9719	0.9692
	52	0.9927	0.9920	0.9912	0.9904	0.9895	0.9885	0.9874	0.9861	0.9847	0.9833	0.9816	0.9797	0.9777	0.9756	0.9732	0.9705

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

Age of Pensioner

		30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
A	53	0.9930	0.9924	0.9917	0.9909	0.9900	0.9890	0.9880	0.9868	0.9855	0.9841	0.9825	0.9806	0.9787	0.9767	0.9743	0.9719
G	54	0.9934	0.9927	0.9920	0.9914	0.9905	0.9896	0.9886	0.9875	0.9861	0.9848	0.9833	0.9816	0.9798	0.9778	0.9755	0.9731
E	55	0.9937	0.9931	0.9925	0.9918	0.9910	0.9901	0.9891	0.9881	0.9869	0.9856	0.9841	0.9825	0.9807	0.9788	0.9766	0.9744
	56	0.9940	0.9934	0.9929	0.9922	0.9914	0.9906	0.9897	0.9887	0.9875	0.9863	0.9849	0.9833	0.9816	0.9798	0.9777	0.9756
O	57	0.9943	0.9938	0.9932	0.9926	0.9918	0.9910	0.9902	0.9892	0.9881	0.9870	0.9856	0.9841	0.9826	0.9808	0.9789	0.9767
F	58	0.9946	0.9941	0.9935	0.9929	0.9923	0.9915	0.9907	0.9898	0.9887	0.9876	0.9864	0.9849	0.9834	0.9817	0.9798	0.9778
	59	0.9949	0.9943	0.9938	0.9933	0.9926	0.9919	0.9912	0.9903	0.9892	0.9882	0.9870	0.9857	0.9842	0.9826	0.9809	0.9790
B	60	0.9951	0.9946	0.9941	0.9936	0.9930	0.9923	0.9916	0.9908	0.9898	0.9888	0.9877	0.9864	0.9850	0.9835	0.9818	0.9800
E	61	0.9954	0.9949	0.9945	0.9939	0.9934	0.9927	0.9920	0.9913	0.9903	0.9894	0.9883	0.9871	0.9858	0.9844	0.9827	0.9810
N	62	0.9956	0.9952	0.9947	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9900	0.9889	0.9878	0.9865	0.9852	0.9836	0.9820
E	63	0.9958	0.9954	0.9950	0.9946	0.9940	0.9935	0.9928	0.9922	0.9913	0.9905	0.9895	0.9884	0.9872	0.9859	0.9845	0.9829
F	64	0.9960	0.9957	0.9952	0.9949	0.9944	0.9938	0.9932	0.9926	0.9918	0.9910	0.9901	0.9890	0.9879	0.9867	0.9852	0.9838
I	65	0.9963	0.9959	0.9955	0.9951	0.9947	0.9941	0.9936	0.9930	0.9922	0.9915	0.9906	0.9896	0.9885	0.9873	0.9860	0.9846
C	66	0.9965	0.9961	0.9958	0.9954	0.9949	0.9945	0.9939	0.9934	0.9927	0.9919	0.9911	0.9901	0.9891	0.9880	0.9868	0.9854
I	67	0.9966	0.9963	0.9960	0.9956	0.9952	0.9948	0.9942	0.9937	0.9930	0.9924	0.9916	0.9907	0.9897	0.9887	0.9875	0.9862
A	68	0.9968	0.9965	0.9962	0.9959	0.9954	0.9951	0.9945	0.9940	0.9934	0.9928	0.9920	0.9911	0.9903	0.9893	0.9882	0.9869
R	69	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9948	0.9944	0.9938	0.9932	0.9925	0.9916	0.9908	0.9899	0.9888	0.9876
Y	70	0.9971	0.9968	0.9966	0.9963	0.9960	0.9956	0.9951	0.9947	0.9941	0.9936	0.9929	0.9921	0.9913	0.9904	0.9894	0.9883
	71	0.9973	0.9970	0.9968	0.9965	0.9961	0.9958	0.9954	0.9950	0.9945	0.9939	0.9933	0.9926	0.9918	0.9909	0.9900	0.9889
	72	0.9974	0.9972	0.9969	0.9967	0.9964	0.9961	0.9957	0.9953	0.9948	0.9943	0.9937	0.9930	0.9923	0.9914	0.9905	0.9896
	73	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9959	0.9955	0.9951	0.9946	0.9940	0.9934	0.9927	0.9919	0.9910	0.9901
	74	0.9977	0.9975	0.9973	0.9970	0.9968	0.9965	0.9962	0.9958	0.9953	0.9949	0.9944	0.9937	0.9931	0.9924	0.9915	0.9906
	75	0.9978	0.9976	0.9974	0.9972	0.9970	0.9967	0.9964	0.9961	0.9956	0.9952	0.9947	0.9941	0.9935	0.9928	0.9920	0.9912
	76	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9966	0.9963	0.9959	0.9955	0.9950	0.9944	0.9939	0.9932	0.9925	0.9917
	77	0.9981	0.9979	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9961	0.9958	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922
	78	0.9982	0.9980	0.9978	0.9977	0.9974	0.9972	0.9970	0.9967	0.9963	0.9960	0.9956	0.9951	0.9946	0.9940	0.9933	0.9926
	79	0.9983	0.9981	0.9979	0.9978	0.9976	0.9974	0.9972	0.9969	0.9965	0.9963	0.9959	0.9953	0.9949	0.9943	0.9937	0.9930
	80	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9974	0.9971	0.9968	0.9964	0.9961	0.9956	0.9952	0.9947	0.9941	0.9934
	81	0.9985	0.9983	0.9982	0.9980	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9963	0.9959	0.9954	0.9950	0.9944	0.9938
	82	0.9985	0.9984	0.9983	0.9982	0.9980	0.9978	0.9977	0.9975	0.9971	0.9969	0.9965	0.9961	0.9957	0.9953	0.9947	0.9941
	83	0.9987	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960	0.9956	0.9950	0.9945
	84	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9978	0.9975	0.9972	0.9970	0.9966	0.9962	0.9958	0.9953	0.9948
	85	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9979	0.9976	0.9974	0.9972	0.9968	0.9965	0.9961	0.9957	0.9952

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

Age of Pensioner

		46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
A	20	0.9218	0.9167	0.9114	0.9058	0.9000	0.8938	0.8874	0.8806	0.8735	0.8660	0.8582	0.8499	0.8412	0.8320	0.8224	0.8123
G	21	0.9228	0.9177	0.9124	0.9069	0.9011	0.8949	0.8885	0.8818	0.8747	0.8672	0.8593	0.8510	0.8423	0.8332	0.8236	0.8135
E	22	0.9238	0.9188	0.9135	0.9080	0.9022	0.8961	0.8896	0.8830	0.8759	0.8684	0.8605	0.8523	0.8436	0.8344	0.8248	0.8147
	23	0.9250	0.9200	0.9147	0.9092	0.9034	0.8973	0.8909	0.8842	0.8771	0.8696	0.8618	0.8535	0.8449	0.8358	0.8261	0.8160
O	24	0.9261	0.9211	0.9159	0.9104	0.9046	0.8985	0.8921	0.8855	0.8784	0.8709	0.8631	0.8549	0.8462	0.8371	0.8274	0.8174
F	25	0.9273	0.9223	0.9171	0.9117	0.9059	0.8998	0.8934	0.8868	0.8798	0.8723	0.8645	0.8562	0.8476	0.8385	0.8289	0.8188
	26	0.9286	0.9235	0.9184	0.9129	0.9072	0.9011	0.8948	0.8882	0.8812	0.8737	0.8659	0.8577	0.8491	0.8400	0.8303	0.8203
B	27	0.9298	0.9248	0.9197	0.9143	0.9086	0.9025	0.8962	0.8896	0.8826	0.8752	0.8674	0.8592	0.8506	0.8415	0.8319	0.8218
E	28	0.9311	0.9262	0.9211	0.9157	0.9100	0.9040	0.8977	0.8911	0.8841	0.8767	0.8690	0.8608	0.8521	0.8431	0.8335	0.8235
N	29	0.9325	0.9276	0.9225	0.9171	0.9115	0.9055	0.8992	0.8927	0.8857	0.8783	0.8705	0.8624	0.8538	0.8448	0.8352	0.8252
E	30	0.9338	0.9290	0.9239	0.9186	0.9130	0.9070	0.9008	0.8943	0.8873	0.8800	0.8722	0.8641	0.8555	0.8465	0.8370	0.8269
F	31	0.9352	0.9304	0.9254	0.9201	0.9146	0.9086	0.9024	0.8959	0.8890	0.8817	0.8740	0.8659	0.8573	0.8483	0.8388	0.8288
I	32	0.9366	0.9319	0.9269	0.9216	0.9162	0.9103	0.9041	0.8976	0.8907	0.8835	0.8758	0.8677	0.8592	0.8502	0.8407	0.8307
C	33	0.9381	0.9334	0.9285	0.9233	0.9178	0.9119	0.9058	0.8994	0.8926	0.8853	0.8777	0.8696	0.8611	0.8522	0.8427	0.8327
I	34	0.9396	0.9350	0.9301	0.9249	0.9195	0.9137	0.9076	0.9012	0.8944	0.8872	0.8796	0.8716	0.8631	0.8542	0.8447	0.8348
A	35	0.9411	0.9365	0.9317	0.9266	0.9212	0.9155	0.9094	0.9031	0.8963	0.8892	0.8816	0.8736	0.8652	0.8563	0.8469	0.8370
R	36	0.9427	0.9381	0.9334	0.9284	0.9230	0.9173	0.9113	0.9050	0.8983	0.8912	0.8837	0.8758	0.8673	0.8585	0.8491	0.8392
Y	37	0.9443	0.9398	0.9351	0.9301	0.9248	0.9192	0.9133	0.9070	0.9004	0.8933	0.8858	0.8779	0.8696	0.8607	0.8514	0.8415
	38	0.9458	0.9414	0.9368	0.9319	0.9267	0.9211	0.9152	0.9090	0.9025	0.8954	0.8880	0.8801	0.8719	0.8631	0.8538	0.8440
	39	0.9474	0.9431	0.9386	0.9337	0.9285	0.9230	0.9173	0.9111	0.9046	0.8976	0.8903	0.8825	0.8742	0.8655	0.8562	0.8464
	40	0.9491	0.9448	0.9403	0.9355	0.9304	0.9250	0.9193	0.9133	0.9068	0.8999	0.8926	0.8849	0.8767	0.8680	0.8588	0.8490
	41	0.9507	0.9465	0.9420	0.9374	0.9324	0.9270	0.9213	0.9154	0.9090	0.9022	0.8949	0.8873	0.8792	0.8706	0.8614	0.8517
	42	0.9523	0.9482	0.9438	0.9393	0.9343	0.9291	0.9235	0.9176	0.9113	0.9046	0.8974	0.8898	0.8818	0.8732	0.8641	0.8545
	43	0.9539	0.9499	0.9457	0.9411	0.9363	0.9311	0.9257	0.9198	0.9136	0.9070	0.8999	0.8924	0.8844	0.8759	0.8669	0.8573
	44	0.9555	0.9516	0.9475	0.9430	0.9383	0.9332	0.9278	0.9221	0.9160	0.9094	0.9024	0.8950	0.8871	0.8787	0.8697	0.8602
	45	0.9571	0.9533	0.9492	0.9449	0.9403	0.9353	0.9300	0.9244	0.9183	0.9119	0.9050	0.8976	0.8898	0.8815	0.8726	0.8632
	46	0.9587	0.9550	0.9510	0.9468	0.9423	0.9374	0.9322	0.9267	0.9208	0.9144	0.9076	0.9003	0.8926	0.8844	0.8756	0.8663
	47	0.9603	0.9566	0.9528	0.9487	0.9443	0.9395	0.9344	0.9290	0.9232	0.9169	0.9103	0.9031	0.8955	0.8874	0.8787	0.8695
	48	0.9618	0.9583	0.9546	0.9505	0.9463	0.9416	0.9366	0.9314	0.9256	0.9194	0.9129	0.9059	0.8984	0.8904	0.8818	0.8727
	49	0.9633	0.9599	0.9563	0.9524	0.9482	0.9437	0.9388	0.9337	0.9281	0.9221	0.9156	0.9087	0.9013	0.8934	0.8849	0.8760
	50	0.9649	0.9616	0.9580	0.9543	0.9502	0.9458	0.9411	0.9360	0.9306	0.9246	0.9184	0.9115	0.9043	0.8965	0.8881	0.8793
	51	0.9663	0.9632	0.9597	0.9561	0.9521	0.9479	0.9432	0.9383	0.9330	0.9272	0.9211	0.9144	0.9073	0.8996	0.8914	0.8827
	52	0.9678	0.9647	0.9614	0.9579	0.9541	0.9499	0.9454	0.9407	0.9355	0.9298	0.9238	0.9173	0.9103	0.9028	0.8947	0.8861

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

Age of Pensioner

		46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
A	53	0.9692	0.9662	0.9631	0.9597	0.9559	0.9519	0.9476	0.9429	0.9379	0.9324	0.9265	0.9202	0.9134	0.9060	0.8981	0.8896
G	54	0.9706	0.9677	0.9647	0.9614	0.9578	0.9539	0.9497	0.9452	0.9404	0.9350	0.9292	0.9230	0.9164	0.9092	0.9014	0.8931
E	55	0.9719	0.9692	0.9662	0.9631	0.9596	0.9558	0.9518	0.9475	0.9427	0.9375	0.9320	0.9260	0.9194	0.9124	0.9047	0.8966
	56	0.9732	0.9706	0.9678	0.9647	0.9614	0.9578	0.9539	0.9497	0.9451	0.9401	0.9347	0.9288	0.9225	0.9156	0.9081	0.9001
O	57	0.9745	0.9719	0.9692	0.9664	0.9632	0.9596	0.9559	0.9519	0.9474	0.9426	0.9373	0.9317	0.9254	0.9188	0.9115	0.9037
F	58	0.9757	0.9733	0.9708	0.9679	0.9649	0.9615	0.9579	0.9540	0.9497	0.9450	0.9399	0.9344	0.9284	0.9220	0.9148	0.9073
	59	0.9769	0.9746	0.9721	0.9695	0.9665	0.9633	0.9598	0.9561	0.9520	0.9474	0.9426	0.9372	0.9314	0.9251	0.9182	0.9108
B	60	0.9780	0.9758	0.9735	0.9709	0.9681	0.9650	0.9617	0.9581	0.9542	0.9498	0.9451	0.9400	0.9343	0.9282	0.9215	0.9143
E	61	0.9791	0.9770	0.9748	0.9723	0.9697	0.9667	0.9635	0.9602	0.9563	0.9521	0.9476	0.9426	0.9372	0.9313	0.9247	0.9178
N	62	0.9802	0.9782	0.9761	0.9737	0.9712	0.9683	0.9653	0.9621	0.9584	0.9544	0.9500	0.9452	0.9400	0.9343	0.9280	0.9212
E	63	0.9812	0.9793	0.9773	0.9750	0.9727	0.9700	0.9671	0.9639	0.9604	0.9566	0.9524	0.9478	0.9428	0.9373	0.9312	0.9247
F	64	0.9822	0.9804	0.9784	0.9763	0.9740	0.9715	0.9687	0.9658	0.9624	0.9587	0.9547	0.9503	0.9454	0.9402	0.9343	0.9280
I	65	0.9831	0.9814	0.9795	0.9775	0.9754	0.9729	0.9703	0.9675	0.9643	0.9608	0.9570	0.9527	0.9481	0.9430	0.9373	0.9312
C	66	0.9840	0.9823	0.9806	0.9787	0.9766	0.9744	0.9718	0.9692	0.9661	0.9628	0.9592	0.9551	0.9506	0.9458	0.9403	0.9344
I	67	0.9848	0.9833	0.9816	0.9798	0.9779	0.9757	0.9733	0.9708	0.9679	0.9647	0.9612	0.9574	0.9531	0.9485	0.9432	0.9376
A	68	0.9856	0.9841	0.9826	0.9809	0.9790	0.9770	0.9747	0.9723	0.9696	0.9666	0.9633	0.9596	0.9556	0.9511	0.9460	0.9406
R	69	0.9864	0.9850	0.9835	0.9820	0.9802	0.9782	0.9761	0.9738	0.9712	0.9684	0.9652	0.9617	0.9578	0.9536	0.9488	0.9436
Y	70	0.9872	0.9858	0.9844	0.9829	0.9813	0.9794	0.9774	0.9752	0.9728	0.9700	0.9670	0.9637	0.9601	0.9560	0.9515	0.9465
	71	0.9879	0.9866	0.9853	0.9838	0.9823	0.9805	0.9786	0.9766	0.9743	0.9717	0.9689	0.9657	0.9622	0.9583	0.9540	0.9493
	72	0.9885	0.9873	0.9861	0.9847	0.9833	0.9816	0.9798	0.9779	0.9757	0.9733	0.9706	0.9676	0.9643	0.9606	0.9565	0.9520
	73	0.9891	0.9880	0.9868	0.9855	0.9842	0.9826	0.9809	0.9791	0.9771	0.9748	0.9722	0.9694	0.9663	0.9628	0.9589	0.9546
	74	0.9898	0.9887	0.9876	0.9863	0.9850	0.9836	0.9820	0.9803	0.9784	0.9761	0.9738	0.9711	0.9681	0.9648	0.9611	0.9570
	75	0.9904	0.9893	0.9882	0.9871	0.9859	0.9845	0.9830	0.9814	0.9796	0.9775	0.9753	0.9728	0.9700	0.9668	0.9633	0.9594
	76	0.9909	0.9899	0.9889	0.9879	0.9867	0.9854	0.9840	0.9824	0.9807	0.9788	0.9767	0.9743	0.9717	0.9687	0.9653	0.9617
	77	0.9914	0.9904	0.9896	0.9885	0.9874	0.9862	0.9849	0.9835	0.9818	0.9800	0.9780	0.9758	0.9733	0.9705	0.9674	0.9639
	78	0.9919	0.9910	0.9901	0.9892	0.9882	0.9869	0.9857	0.9844	0.9829	0.9812	0.9793	0.9772	0.9748	0.9722	0.9692	0.9659
	79	0.9923	0.9915	0.9907	0.9898	0.9888	0.9877	0.9866	0.9853	0.9839	0.9823	0.9805	0.9785	0.9763	0.9739	0.9711	0.9679
	80	0.9928	0.9920	0.9913	0.9904	0.9894	0.9884	0.9873	0.9862	0.9848	0.9833	0.9817	0.9799	0.9777	0.9754	0.9727	0.9698
	81	0.9932	0.9925	0.9917	0.9910	0.9900	0.9891	0.9881	0.9870	0.9858	0.9843	0.9828	0.9810	0.9791	0.9769	0.9743	0.9716
	82	0.9936	0.9929	0.9922	0.9914	0.9906	0.9897	0.9888	0.9878	0.9866	0.9853	0.9838	0.9822	0.9803	0.9783	0.9759	0.9732
	83	0.9940	0.9933	0.9926	0.9920	0.9912	0.9903	0.9894	0.9885	0.9874	0.9861	0.9848	0.9832	0.9815	0.9796	0.9774	0.9749
	84	0.9943	0.9937	0.9931	0.9924	0.9917	0.9909	0.9901	0.9892	0.9881	0.9870	0.9857	0.9842	0.9827	0.9808	0.9788	0.9764
	85	0.9947	0.9941	0.9935	0.9929	0.9922	0.9914	0.9906	0.9898	0.9889	0.9878	0.9865	0.9853	0.9837	0.9821	0.9801	0.9779

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

Age of Pensioner

		62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	20	0.8017	0.7906	0.7790	0.7669	0.7543	0.7412	0.7278	0.7138	0.6994	0.6846	0.6693	0.6536	0.6376	0.6212
G	21	0.8029	0.7917	0.7802	0.7681	0.7554	0.7424	0.7290	0.7150	0.7006	0.6858	0.6705	0.6548	0.6387	0.6223
E	22	0.8041	0.7930	0.7814	0.7693	0.7567	0.7436	0.7302	0.7162	0.7018	0.6870	0.6717	0.6560	0.6400	0.6235
	23	0.8054	0.7943	0.7827	0.7706	0.7580	0.7450	0.7315	0.7175	0.7031	0.6883	0.6730	0.6573	0.6412	0.6247
O	24	0.8068	0.7957	0.7841	0.7720	0.7594	0.7463	0.7329	0.7189	0.7044	0.6896	0.6744	0.6586	0.6425	0.6260
F	25	0.8082	0.7971	0.7856	0.7734	0.7608	0.7478	0.7343	0.7203	0.7059	0.6910	0.6758	0.6600	0.6439	0.6274
	26	0.8097	0.7986	0.7871	0.7750	0.7623	0.7493	0.7358	0.7218	0.7073	0.6925	0.6773	0.6615	0.6454	0.6289
B	27	0.8113	0.8002	0.7886	0.7765	0.7639	0.7509	0.7374	0.7234	0.7090	0.6941	0.6788	0.6630	0.6469	0.6304
E	28	0.8129	0.8018	0.7903	0.7782	0.7656	0.7525	0.7391	0.7251	0.7106	0.6958	0.6805	0.6647	0.6485	0.6320
N	29	0.8146	0.8035	0.7920	0.7799	0.7673	0.7543	0.7408	0.7268	0.7124	0.6975	0.6822	0.6664	0.6503	0.6337
E	30	0.8164	0.8054	0.7938	0.7817	0.7691	0.7561	0.7426	0.7287	0.7142	0.6993	0.6840	0.6682	0.6520	0.6355
F	31	0.8182	0.8072	0.7957	0.7836	0.7711	0.7580	0.7445	0.7305	0.7161	0.7012	0.6859	0.6701	0.6539	0.6373
I	32	0.8202	0.8092	0.7977	0.7856	0.7731	0.7600	0.7465	0.7326	0.7181	0.7032	0.6879	0.6721	0.6559	0.6393
C	33	0.8222	0.8113	0.7997	0.7877	0.7751	0.7621	0.7486	0.7346	0.7202	0.7053	0.6900	0.6741	0.6579	0.6413
I	34	0.8243	0.8134	0.8018	0.7898	0.7773	0.7643	0.7508	0.7368	0.7224	0.7075	0.6922	0.6763	0.6601	0.6435
A	35	0.8265	0.8156	0.8041	0.7921	0.7795	0.7665	0.7531	0.7391	0.7246	0.7098	0.6945	0.6786	0.6624	0.6457
R	36	0.8288	0.8179	0.8065	0.7945	0.7819	0.7689	0.7555	0.7415	0.7271	0.7122	0.6969	0.6810	0.6648	0.6481
Y	37	0.8312	0.8203	0.8089	0.7969	0.7844	0.7714	0.7580	0.7440	0.7296	0.7147	0.6994	0.6835	0.6673	0.6506
	38	0.8336	0.8228	0.8114	0.7995	0.7869	0.7740	0.7606	0.7466	0.7322	0.7173	0.7020	0.6861	0.6699	0.6532
	39	0.8362	0.8254	0.8140	0.8021	0.7896	0.7767	0.7633	0.7493	0.7349	0.7201	0.7047	0.6888	0.6726	0.6559
	40	0.8388	0.8281	0.8167	0.8048	0.7924	0.7795	0.7661	0.7522	0.7378	0.7229	0.7076	0.6917	0.6755	0.6588
	41	0.8415	0.8308	0.8195	0.8077	0.7953	0.7824	0.7690	0.7552	0.7407	0.7259	0.7106	0.6947	0.6785	0.6618
	42	0.8443	0.8337	0.8224	0.8106	0.7982	0.7854	0.7721	0.7583	0.7438	0.7290	0.7137	0.6978	0.6816	0.6648
	43	0.8473	0.8366	0.8254	0.8137	0.8014	0.7886	0.7753	0.7614	0.7471	0.7322	0.7170	0.7011	0.6848	0.6681
	44	0.8502	0.8396	0.8285	0.8169	0.8046	0.7918	0.7786	0.7648	0.7504	0.7356	0.7203	0.7045	0.6882	0.6715
	45	0.8533	0.8428	0.8317	0.8201	0.8079	0.7952	0.7820	0.7682	0.7539	0.7391	0.7239	0.7080	0.6918	0.6750
	46	0.8564	0.8460	0.8350	0.8235	0.8113	0.7986	0.7855	0.7718	0.7575	0.7428	0.7275	0.7117	0.6955	0.6788
	47	0.8597	0.8494	0.8384	0.8269	0.8148	0.8022	0.7892	0.7755	0.7613	0.7465	0.7313	0.7155	0.6993	0.6826
	48	0.8630	0.8527	0.8420	0.8305	0.8185	0.8060	0.7929	0.7793	0.7651	0.7505	0.7353	0.7195	0.7033	0.6866
	49	0.8664	0.8563	0.8455	0.8342	0.8222	0.8098	0.7968	0.7833	0.7692	0.7546	0.7394	0.7236	0.7075	0.6908
	50	0.8698	0.8598	0.8492	0.8379	0.8261	0.8137	0.8008	0.7874	0.7733	0.7588	0.7436	0.7280	0.7118	0.6951
	51	0.8733	0.8634	0.8529	0.8418	0.8301	0.8178	0.8050	0.7916	0.7776	0.7631	0.7481	0.7324	0.7164	0.6997
	52	0.8769	0.8671	0.8567	0.8457	0.8341	0.8219	0.8093	0.7960	0.7820	0.7676	0.7526	0.7370	0.7210	0.7044

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

Age of Pensioner

		62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	53	0.8805	0.8708	0.8606	0.8498	0.8383	0.8262	0.8136	0.8004	0.7866	0.7723	0.7574	0.7419	0.7258	0.7093
G	54	0.8841	0.8747	0.8646	0.8538	0.8425	0.8305	0.8181	0.8050	0.7913	0.7771	0.7623	0.7468	0.7309	0.7143
E	55	0.8878	0.8785	0.8686	0.8580	0.8468	0.8350	0.8227	0.8097	0.7961	0.7820	0.7673	0.7519	0.7361	0.7196
	56	0.8915	0.8824	0.8726	0.8622	0.8512	0.8395	0.8273	0.8145	0.8010	0.7871	0.7725	0.7572	0.7414	0.7251
O	57	0.8953	0.8864	0.8767	0.8665	0.8556	0.8441	0.8321	0.8195	0.8061	0.7923	0.7778	0.7626	0.7469	0.7307
F	58	0.8990	0.8902	0.8809	0.8708	0.8601	0.8488	0.8369	0.8245	0.8113	0.7976	0.7832	0.7682	0.7526	0.7365
	59	0.9028	0.8942	0.8850	0.8751	0.8646	0.8535	0.8418	0.8295	0.8165	0.8030	0.7888	0.7738	0.7585	0.7424
B	60	0.9065	0.8981	0.8891	0.8795	0.8692	0.8583	0.8468	0.8346	0.8218	0.8085	0.7944	0.7797	0.7644	0.7485
E	61	0.8352	0.9020	0.8932	0.8838	0.8737	0.8630	0.8518	0.8398	0.8272	0.8141	0.8002	0.7856	0.7705	0.7547
N	62	0.9139	0.9059	0.8973	0.8881	0.8783	0.8678	0.8568	0.8451	0.8327	0.8197	0.8061	0.7916	0.7767	0.7611
E	63	0.9175	0.9098	0.9014	0.8925	0.8828	0.8726	0.8618	0.8503	0.8381	0.8254	0.8119	0.7978	0.7830	0.7676
F	64	0.9210	0.9135	0.9055	0.8968	0.8874	0.8774	0.8668	0.8556	0.8436	0.8312	0.8179	0.8039	0.7894	0.7742
I	65	0.9246	0.9174	0.9095	0.9010	0.8919	0.8821	0.8718	0.8608	0.8491	0.8369	0.8240	0.8102	0.7959	0.7808
C	66	0.9280	0.9210	0.9134	0.9052	0.8963	0.8869	0.8769	0.8661	0.8547	0.8427	0.8299	0.8165	0.8024	0.7876
I	67	0.9314	0.9246	0.9173	0.9094	0.9007	0.8916	0.8818	0.8713	0.8601	0.8485	0.8360	0.8228	0.8089	0.7944
A	68	0.9347	0.9282	0.9211	0.9134	0.9051	0.8961	0.8867	0.8765	0.8657	0.8542	0.8420	0.8290	0.8155	0.8012
R	69	0.9379	0.9316	0.9248	0.9174	0.9093	0.9007	0.8915	0.8816	0.8710	0.8599	0.8480	0.8354	0.8221	0.8081
Y	70	0.9410	0.9350	0.9284	0.9213	0.9135	0.9051	0.8962	0.8867	0.8764	0.8656	0.8540	0.8416	0.8287	0.8149
	71	0.9440	0.9383	0.9319	0.9251	0.9175	0.9095	0.9009	0.8917	0.8817	0.8711	0.8599	0.8478	0.8352	0.8217
	72	0.9469	0.9414	0.9354	0.9288	0.9215	0.9138	0.9055	0.8965	0.8868	0.8766	0.8657	0.8540	0.8417	0.8285
	73	0.9497	0.9445	0.9387	0.9324	0.9254	0.9180	0.9100	0.9014	0.8920	0.8821	0.8715	0.8601	0.8481	0.8353
	74	0.9525	0.9474	0.9419	0.9359	0.9292	0.9220	0.9143	0.9060	0.8970	0.8874	0.8772	0.8661	0.8544	0.8420
	75	0.9551	0.9503	0.9449	0.9392	0.9328	0.9259	0.9185	0.9105	0.9019	0.8926	0.8827	0.8720	0.8607	0.8485
	76	0.9576	0.9530	0.9479	0.9424	0.9363	0.9298	0.9227	0.9150	0.9066	0.8977	0.8882	0.8777	0.8668	0.8551
	77	0.9600	0.9556	0.9508	0.9455	0.9397	0.9334	0.9266	0.9192	0.9112	0.9026	0.8934	0.8834	0.8728	0.8614
	78	0.9622	0.9581	0.9535	0.9485	0.9430	0.9369	0.9305	0.9233	0.9157	0.9075	0.8986	0.8889	0.8787	0.8677
	79	0.9644	0.9605	0.9562	0.9514	0.9461	0.9403	0.9341	0.9273	0.9200	0.9121	0.9036	0.8943	0.8844	0.8737
	80	0.9664	0.9628	0.9587	0.9542	0.9490	0.9436	0.9377	0.9313	0.9242	0.9167	0.9084	0.8995	0.8900	0.8797
	81	0.9685	0.9649	0.9611	0.9567	0.9520	0.9467	0.9411	0.9350	0.9282	0.9209	0.9131	0.9045	0.8953	0.8855
	82	0.9703	0.9670	0.9634	0.9593	0.9547	0.9497	0.9444	0.9385	0.9321	0.9252	0.9177	0.9094	0.9007	0.8911
	83	0.9721	0.9690	0.9655	0.9616	0.9574	0.9527	0.9476	0.9419	0.9358	0.9293	0.9221	0.9142	0.9058	0.8966
	84	0.9739	0.9709	0.9676	0.9640	0.9598	0.9554	0.9506	0.9453	0.9394	0.9332	0.9263	0.9188	0.9107	0.9019
	85	0.9755	0.9727	0.9696	0.9662	0.9622	0.9581	0.9535	0.9484	0.9429	0.9370	0.9304	0.9232	0.9155	0.9072

Sub Appendix A. 2

Table K –

O&R Participants

For Distributions Beginning On and After July 1, 2004

Reduction Factors For

Vested Participant Spouse’s Allowance Coverage

Applied for each year of coverage after termination of employment (or if later, from the time that the vested Participant has been given notice of his or her right to waive the vested Participant Spouse’s Allowance) and before the earlier of death or the Annuity Starting Date.

Vested Participant’s Age Range	Factors per Year of Coverage
60 and over	80%
55 – 59.55%
50 – 54	35%
45 – 49	20%
40 – 44.15%
39 and under	10%

The factors per year of coverage shall be pro-rated for months of coverage in the established age ranges in a manner determined by the Plan Administrator.

Sub appendix A. 2

Table L

O&R Participants

For purposes of calculating payment of Actuarial Equivalent which are otherwise not set forth in the Plan, the Plan Administrator has adopted the interest rate and mortality table described in Section 5.01(c)(3) as the interest rate and mortality table to be used on and after January 1, 2000 in all circumstances required by Code Section 417(e) and the regulations thereunder.

Sub appendix A. 3

Table A

CEI Participants

12 Year Certain and Life Annuity

Pensioner Age	Factor
25	0.9987
26	0.9986
27	0.9985
28	0.9984
29	0.9984
30	0.9982
31	0.9980
32	0.9979
33	0.9977
34	0.9976
35	0.9973
36	0.9970
37	0.9968
38	0.9965
39	0.9960
40	0.9956
41	0.9951
42	0.9946
43	0.9939
44	0.9932
45	0.9923
46	0.9915
47	0.9905
48	0.9895
49	0.9884
50	0.9872
51	0.9860
52	0.9846
53	0.9831
54	0.9813
55	0.9794
56	0.9770
57	0.9746
58	0.9716
59	0.9683
60	0.9644
61	0.9599
62	0.9549
63	0.9493
64	0.9428
65	0.9357
66	0.9276
67	0.9185
68	0.9085
69	0.8975
70	0.8854
71	0.8722
72	0.8578
73	0.8420
74	0.8249
75	0.8068

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	25	0.9822	0.9806	0.9790	0.9772	0.9753	0.9733	0.9710	0.9686	0.9659	0.9631	0.9600	0.9567	0.9532	0.9494	0.9454	0.9409	0.9363
G	26	0.9826	0.9811	0.9796	0.9778	0.9760	0.9739	0.9716	0.9693	0.9666	0.9639	0.9608	0.9576	0.9540	0.9503	0.9463	0.9420	0.9373
E	27	0.9831	0.9817	0.9801	0.9784	0.9766	0.9746	0.9723	0.9700	0.9674	0.9647	0.9617	0.9584	0.9550	0.9513	0.9473	0.9430	0.9383
	28	0.9836	0.9822	0.9807	0.9790	0.9772	0.9752	0.9730	0.9708	0.9682	0.9655	0.9625	0.9594	0.9559	0.9523	0.9483	0.9441	0.9395
O	29	0.9840	0.9827	0.9812	0.9795	0.9778	0.9759	0.9737	0.9715	0.9690	0.9664	0.9634	0.9603	0.9569	0.9533	0.9493	0.9452	0.9406
F	30	0.9846	0.9832	0.9817	0.9801	0.9785	0.9766	0.9744	0.9723	0.9697	0.9672	0.9643	0.9612	0.9579	0.9543	0.9505	0.9463	0.9418
	31	0.9851	0.9837	0.9823	0.9807	0.9791	0.9772	0.9751	0.9731	0.9706	0.9681	0.9652	0.9622	0.9589	0.9554	0.9516	0.9474	0.9430
B	32	0.9855	0.9842	0.9828	0.9813	0.9797	0.9779	0.9759	0.9738	0.9714	0.9689	0.9662	0.9632	0.9600	0.9565	0.9527	0.9486	0.9443
E	33	0.9860	0.9847	0.9834	0.9819	0.9804	0.9786	0.9766	0.9746	0.9722	0.9698	0.9671	0.9642	0.9610	0.9576	0.9539	0.9499	0.9455
N	34	0.9864	0.9852	0.9839	0.9825	0.9810	0.9793	0.9774	0.9753	0.9730	0.9707	0.9680	0.9652	0.9620	0.9587	0.9551	0.9511	0.9469
E	35	0.9869	0.9857	0.9845	0.9831	0.9816	0.9799	0.9781	0.9761	0.9739	0.9716	0.9690	0.9662	0.9631	0.9599	0.9563	0.9524	0.9482
F	36	0.9873	0.9863	0.9850	0.9837	0.9822	0.9806	0.9788	0.9769	0.9748	0.9725	0.9700	0.9672	0.9643	0.9610	0.9575	0.9537	0.9495
I	37	0.9878	0.9867	0.9855	0.9842	0.9829	0.9813	0.9795	0.9777	0.9756	0.9734	0.9709	0.9683	0.9653	0.9622	0.9588	0.9550	0.9509
C	38	0.9882	0.9872	0.9861	0.9848	0.9835	0.9820	0.9803	0.9785	0.9764	0.9743	0.9719	0.9693	0.9664	0.9634	0.9600	0.9563	0.9523
I	39	0.9887	0.9876	0.9866	0.9853	0.9841	0.9826	0.9810	0.9793	0.9772	0.9752	0.9729	0.9703	0.9676	0.9645	0.9613	0.9576	0.9537
A	40	0.9890	0.9881	0.9871	0.9859	0.9847	0.9833	0.9816	0.9800	0.9781	0.9761	0.9738	0.9714	0.9686	0.9658	0.9625	0.9590	0.9552
R	41	0.9895	0.9886	0.9875	0.9864	0.9853	0.9839	0.9824	0.9808	0.9789	0.9770	0.9748	0.9724	0.9697	0.9669	0.9638	0.9604	0.9566
Y	42	0.9899	0.9890	0.9880	0.9870	0.9859	0.9845	0.9830	0.9815	0.9797	0.9779	0.9758	0.9734	0.9709	0.9681	0.9651	0.9617	0.9581
	43	0.9903	0.9895	0.9886	0.9875	0.9865	0.9852	0.9837	0.9822	0.9805	0.9788	0.9767	0.9744	0.9720	0.9693	0.9663	0.9631	0.9596
	44	0.9907	0.9899	0.9890	0.9880	0.9870	0.9858	0.9844	0.9830	0.9813	0.9796	0.9776	0.9754	0.9731	0.9705	0.9676	0.9645	0.9610
	45	0.9911	0.9903	0.9894	0.9885	0.9876	0.9863	0.9851	0.9837	0.9820	0.9804	0.9785	0.9764	0.9741	0.9716	0.9689	0.9658	0.9625
	46	0.9914	0.9907	0.9899	0.9890	0.9881	0.9869	0.9856	0.9844	0.9828	0.9812	0.9794	0.9774	0.9752	0.9728	0.9701	0.9672	0.9639
	47	0.9918	0.9911	0.9903	0.9895	0.9886	0.9875	0.9863	0.9851	0.9836	0.9820	0.9803	0.9784	0.9762	0.9739	0.9714	0.9685	0.9654
	48	0.9922	0.9915	0.9908	0.9899	0.9891	0.9881	0.9869	0.9858	0.9843	0.9829	0.9812	0.9793	0.9773	0.9751	0.9725	0.9698	0.9668
	49	0.9925	0.9919	0.9912	0.9904	0.9896	0.9886	0.9875	0.9864	0.9850	0.9837	0.9821	0.9802	0.9783	0.9761	0.9738	0.9712	0.9682
	50	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9881	0.9870	0.9857	0.9844	0.9829	0.9812	0.9792	0.9772	0.9750	0.9724	0.9696
	51	0.9932	0.9926	0.9920	0.9912	0.9906	0.9897	0.9887	0.9877	0.9864	0.9851	0.9837	0.9821	0.9803	0.9783	0.9761	0.9737	0.9710
	52	0.9935	0.9930	0.9924	0.9917	0.9910	0.9902	0.9892	0.9883	0.9870	0.9859	0.9845	0.9829	0.9812	0.9793	0.9773	0.9749	0.9723
	53	0.9938	0.9933	0.9927	0.9921	0.9914	0.9907	0.9898	0.9889	0.9877	0.9865	0.9852	0.9838	0.9821	0.9803	0.9784	0.9761	0.9737
	54	0.9941	0.9936	0.9931	0.9925	0.9919	0.9911	0.9903	0.9894	0.9883	0.9873	0.9860	0.9846	0.9830	0.9813	0.9794	0.9773	0.9749
	55	0.9944	0.9939	0.9935	0.9929	0.9923	0.9916	0.9907	0.9900	0.9890	0.9880	0.9867	0.9854	0.9839	0.9823	0.9805	0.9784	0.9762

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	56	0.9947	0.9943	0.9938	0.9932	0.9927	0.9920	0.9912	0.9905	0.9895	0.9886	0.9875	0.9861	0.9847	0.9833	0.9815	0.9796	0.9774
G	57	0.9950	0.9946	0.9941	0.9936	0.9931	0.9925	0.9918	0.9910	0.9901	0.9892	0.9881	0.9869	0.9856	0.9842	0.9825	0.9807	0.9787
E	58	0.9953	0.9949	0.9944	0.9940	0.9935	0.9929	0.9922	0.9915	0.9907	0.9898	0.9888	0.9876	0.9864	0.9851	0.9835	0.9817	0.9798
	59	0.9955	0.9952	0.9947	0.9943	0.9939	0.9933	0.9927	0.9920	0.9912	0.9904	0.9894	0.9884	0.9872	0.9859	0.9845	0.9828	0.9810
O	60	0.9958	0.9954	0.9950	0.9946	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9901	0.9891	0.9880	0.9867	0.9854	0.9838	0.9821
F	61	0.9960	0.9957	0.9953	0.9949	0.9946	0.9941	0.9935	0.9929	0.9922	0.9915	0.9907	0.9897	0.9886	0.9875	0.9863	0.9848	0.9832
	62	0.9962	0.9959	0.9956	0.9952	0.9949	0.9945	0.9939	0.9934	0.9927	0.9921	0.9913	0.9903	0.9894	0.9883	0.9871	0.9857	0.9842
B	63	0.9964	0.9962	0.9959	0.9955	0.9952	0.9948	0.9943	0.9938	0.9931	0.9926	0.9918	0.9909	0.9901	0.9891	0.9879	0.9867	0.9852
E	64	0.9967	0.9964	0.9961	0.9958	0.9955	0.9951	0.9947	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9887	0.9875	0.9861
N	65	0.9969	0.9967	0.9964	0.9961	0.9958	0.9954	0.9950	0.9946	0.9940	0.9935	0.9929	0.9922	0.9914	0.9905	0.9895	0.9883	0.9870
E	66	0.9971	0.9969	0.9967	0.9963	0.9961	0.9958	0.9953	0.9950	0.9944	0.9939	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892	0.9880
F	67	0.9973	0.9971	0.9969	0.9966	0.9964	0.9960	0.9956	0.9953	0.9948	0.9944	0.9938	0.9932	0.9925	0.9918	0.9909	0.9899	0.9888
I	68	0.9975	0.9973	0.9971	0.9968	0.9966	0.9963	0.9959	0.9956	0.9952	0.9948	0.9943	0.9937	0.9930	0.9924	0.9916	0.9906	0.9896
C	69	0.9976	0.9975	0.9972	0.9970	0.9969	0.9966	0.9962	0.9960	0.9955	0.9952	0.9947	0.9941	0.9936	0.9929	0.9922	0.9913	0.9903
I	70	0.9978	0.9976	0.9975	0.9972	0.9971	0.9969	0.9965	0.9963	0.9958	0.9955	0.9951	0.9946	0.9940	0.9935	0.9927	0.9920	0.9910
A	71	0.9979	0.9978	0.9976	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9959	0.9955	0.9950	0.9945	0.9940	0.9934	0.9926	0.9917
R	72	0.9981	0.9980	0.9978	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9958	0.9954	0.9949	0.9945	0.9939	0.9932	0.9924
Y	73	0.9982	0.9981	0.9980	0.9978	0.9978	0.9975	0.9973	0.9971	0.9967	0.9965	0.9962	0.9958	0.9954	0.9949	0.9944	0.9937	0.9931
	74	0.9984	0.9983	0.9981	0.9980	0.9979	0.9977	0.9975	0.9974	0.9970	0.9968	0.9965	0.9961	0.9958	0.9953	0.9948	0.9942	0.9936
	75	0.9985	0.9984	0.9983	0.9981	0.9981	0.9979	0.9977	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9958	0.9953	0.9947	0.9941
	76	0.9986	0.9985	0.9984	0.9983	0.9983	0.9981	0.9979	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9946
	77	0.9987	0.9987	0.9986	0.9984	0.9984	0.9983	0.9980	0.9980	0.9977	0.9976	0.9973	0.9970	0.9968	0.9965	0.9960	0.9956	0.9951
	78	0.9988	0.9987	0.9987	0.9986	0.9985	0.9984	0.9983	0.9981	0.9979	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960	0.9955
	79	0.9990	0.9989	0.9988	0.9987	0.9987	0.9986	0.9984	0.9983	0.9981	0.9980	0.9978	0.9975	0.9973	0.9971	0.9967	0.9963	0.9959
	80	0.9990	0.9990	0.9989	0.9988	0.9988	0.9987	0.9985	0.9985	0.9983	0.9982	0.9980	0.9978	0.9975	0.9974	0.9971	0.9967	0.9963
	81	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9984	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9970	0.9966
	82	0.9992	0.9991	0.9991	0.9990	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973	0.9969
	83	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9989	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973
	84	0.9993	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9988	0.9986	0.9985	0.9984	0.9982	0.9981	0.9978	0.9975
	85	0.9994	0.9993	0.9993	0.9993	0.9993	0.9992	0.9991	0.9991	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9978

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	25	0.9314	0.9261	0.9205	0.9145	0.9083	0.9017	0.8947	0.8874	0.8797	0.8717	0.8632	0.8543	0.8449	0.8351	0.8247	0.8138	0.8024
G	26	0.9324	0.9271	0.9216	0.9156	0.9094	0.9029	0.8959	0.8886	0.8810	0.8729	0.8645	0.8557	0.8462	0.8364	0.8260	0.8151	0.8037
E	27	0.9335	0.9283	0.9227	0.9168	0.9106	0.9041	0.8972	0.8899	0.8823	0.8743	0.8659	0.8570	0.8476	0.8378	0.8274	0.8165	0.8051
	28	0.9347	0.9295	0.9240	0.9181	0.9119	0.9054	0.8985	0.8912	0.8836	0.8756	0.8673	0.8584	0.8490	0.8392	0.8288	0.8180	0.8065
O	29	0.9359	0.9307	0.9252	0.9194	0.9133	0.9068	0.8999	0.8927	0.8851	0.8771	0.8688	0.8599	0.8506	0.8408	0.8304	0.8195	0.8081
F	30	0.9370	0.9320	0.9265	0.9207	0.9146	0.9082	0.9014	0.8942	0.8866	0.8786	0.8703	0.8615	0.8521	0.8424	0.8320	0.8212	0.8097
	31	0.9383	0.9333	0.9279	0.9221	0.9160	0.9097	0.9028	0.8957	0.8882	0.8803	0.8719	0.8632	0.8539	0.8441	0.8337	0.8230	0.8115
B	32	0.9396	0.9346	0.9293	0.9236	0.9175	0.9112	0.9044	0.8974	0.8898	0.8820	0.8737	0.8649	0.8556	0.8459	0.8356	0.8247	0.9133
E	33	0.9409	0.9360	0.9307	0.9250	0.9191	0.9128	0.9061	0.8990	0.8916	0.8837	0.8755	0.8668	0.8574	0.8478	0.8374	0.8267	0.8153
N	34	0.9423	0.9374	0.9322	0.9266	0.9207	0.9144	0.9078	0.9008	0.8934	0.8856	0.8774	0.8686	0.8594	0.8498	0.8395	0.8287	0.8173
E	35	0.9438	0.9389	0.9337	0.9282	0.9224	0.9161	0.9095	0.9026	0.8953	0.8875	0.8793	0.8707	0.8615	0.8518	0.8416	0.8309	.08195
F	36	0.9452	0.9404	0.9353	0.9298	0.9241	0.9179	0.9114	0.9045	0.8972	0.8895	0.8813	0.8728	0.8636	0.8540	0.8438	0.8331	0.8217
I	37	0.9466	0.9419	0.9369	0.9315	0.9258	0.9197	0.9132	0.9064	0.8992	0.8916	0.8835	0.8750	0.8658	0.8563	0.8461	0.8354	0.8241
C	38	0.9481	0.9435	0.9385	0.9332	0.9276	0.9216	0.9152	0.9084	0.9013	0.8937	0.8857	0.8772	0.8681	0.8586	0.8485	0.8379	0.8266
I	39	0.9496	0.9451	0.9402	0.9350	0.9294	0.9235	0.9172	0.9106	0.9035	0.8959	0.8880	0.8796	0.8706	0.8611	0.8511	0.8404	0.8292
A	39	0.9496	0.9451	0.9402	0.9350	0.9294	0.9235	0.9172	0.9106	0.9035	0.8959	0.8880	0.8796	0.8706	0.8611	0.8511	0.8404	0.8292
R	40	0.9511	0.9467	0.9419	0.9367	0.9313	0.9255	0.9193	0.9127	0.9057	0.8982	0.8904	0.8820	0.8731	0.8637	0.8537	0.8431	0.8319
Y	41	0.9527	0.9483	0.9437	0.9386	0.9333	0.9275	0.9214	0.9148	0.9079	0.9006	0.8929	0.8846	0.8757	0.8664	0.8564	0.8460	0.8348
	42	0.9542	0.9500	0.9454	0.9404	0.9352	0.9296	0.9235	0.9171	0.9103	0.9030	0.8954	0.8872	0.8784	0.8692	0.8593	0.8489	0.8378
	43	0.9558	0.9516	0.9472	0.9423	0.9372	0.9316	0.9257	0.9195	0.9127	0.9055	0.8980	0.8899	0.8812	0.8721	0.8622	0.8520	0.8409
	44	0.9574	0.9533	0.9490	0.9442	0.9392	0.9338	0.9280	0.9218	0.9152	0.9081	0.9007	0.8927	0.8841	0.8751	0.8653	0.8551	0.8442
	45	0.9589	0.9550	0.9508	0.9461	0.9412	0.9359	0.9302	0.9241	0.9177	0.9108	0.9034	0.8956	0.8871	0.8781	0.8685	0.8583	0.8475
	46	0.9605	0.9566	0.9526	0.9480	0.9433	0.9381	0.9325	0.9266	0.9202	0.9135	0.9062	0.8985	0.8901	0.8813	0.8718	0.8617	0.8509
	47	0.9621	0.9583	0.9543	0.9499	0.9453	0.9402	0.9348	0.9290	0.9228	0.9162	0.9090	0.9014	0.8932	0.8845	0.8751	0.8652	0.8546
	48	0.9636	0.9600	0.9561	0.9518	0.9473	0.9424	0.9372	0.9315	0.9254	0.9189	0.9120	0.9045	0.8964	0.8878	0.8786	0.8688	0.8582
	49	0.9651	0.9617	0.9579	0.9537	0.9494	0.9446	0.9395	0.9340	0.9280	0.9217	0.9149	0.9076	0.8996	0.8912	0.8821	0.8724	0.8620
	50	0.9666	0.9633	0.9597	0.9556	0.9514	0.9468	0.9418	0.9364	0.9307	0.9245	0.9178	0.9107	0.9029	0.8947	0.8857	0.8762	0.8660
	51	0.9681	0.9649	0.9614	0.9576	0.9535	0.9490	0.9441	0.9389	0.9333	0.9273	0.9209	0.9138	0.9063	0.8982	0.8893	0.8800	0.8699
	52	0.9696	0.9665	0.9631	0.9594	0.9555	0.9511	0.9465	0.9414	0.9360	0.9302	0.9238	0.9170	0.9097	0.9017	0.8931	0.8839	0.8740
	53	0.9710	0.9680	0.9648	0.9613	0.9575	0.9533	0.9487	0.9439	0.9386	0.9330	0.9269	0.9202	0.9130	0.9053	0.8969	0.8879	0.8782
	54	0.9724	0.9696	0.9665	0.9631	0.9594	0.9554	0.9511	0.9464	0.9413	0.9358	0.9300	0.9235	0.9164	0.9090	0.9008	0.8920	0.8824
	55	0.9738	0.9711	0.9681	0.9648	0.9614	0.9575	0.9533	0.9489	0.9440	0.9387	0.9329	0.9267	0.9199	0.9126	0.9046	0.8960	0.8867

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	56	0.9752	0.9725	0.9697	0.9666	0.9632	0.9596	0.9556	0.9513	0.9465	0.9414	0.9360	0.9300	0.9234	0.9163	0.9086	0.9001	0.8911
G	57	0.9765	0.9740	0.9713	0.9683	0.9651	0.9616	0.9578	0.9537	0.9492	0.9442	0.9390	0.9332	0.9268	0.9200	0.9124	0.9044	0.8955
E	58	0.9777	0.9754	0.9729	0.9700	0.9670	0.9637	0.9599	0.9560	0.9517	0.9470	0.9419	0.9364	0.9302	0.9237	0.9164	0.9086	0.9000
	59	0.9790	0.9768	0.9743	0.9717	0.9688	0.9656	0.9621	0.9583	0.9543	0.9498	0.9449	0.9396	0.9337	0.9273	0.9203	0.9128	0.9044
O	60	0.9802	0.9781	0.9759	0.9733	0.9705	0.9675	0.9642	0.9606	0.9567	0.9525	0.9478	0.9427	0.9371	0.9310	0.9242	0.9170	0.9089
F	61	0.9814	0.9794	0.9772	0.9748	0.9722	0.9694	0.9662	0.9628	0.9591	0.9551	0.9507	0.9458	0.9404	0.9346	0.9281	0.9211	0.9134
	62	0.9825	0.9807	0.9786	0.9763	0.9739	0.9712	0.9682	0.9650	0.9615	0.9576	0.9535	0.9489	0.9437	0.9382	0.9320	0.9252	0.9178
B	63	0.9837	0.9819	0.9799	0.9778	0.9755	0.9729	0.9702	0.9671	0.9638	0.9601	0.9562	0.9518	0.9470	0.9417	0.9358	0.9294	0.9222
E	64	0.9847	0.9830	0.9812	0.9792	0.9771	0.9746	0.9720	0.9691	0.9660	0.9626	0.9589	0.9547	0.9501	0.9451	0.9395	0.9334	0.9265
N	65	0.9857	0.9842	0.9825	0.9806	0.9786	0.9763	0.9738	0.9711	0.9681	0.9649	0.9615	0.9576	0.9532	0.9484	0.9431	0.9373	0.9308
E	66	0.9867	0.9853	0.9836	0.9818	0.9800	0.9778	0.9755	0.9730	0.9703	0.9672	0.9639	0.9603	0.9562	0.9517	0.9467	0.9411	0.9350
F	67	0.9876	0.9863	0.9848	0.9830	0.9814	0.9793	0.9772	0.9749	0.9723	0.9694	0.9663	0.9629	0.9590	0.9548	0.9501	0.9448	0.9390
I	68	0.9885	0.9872	0.9859	0.9843	0.9826	0.9808	0.9788	0.9766	0.9742	0.9715	0.9687	0.9654	0.9618	0.9578	0.9534	0.9485	0.9430
C	69	0.9894	0.9881	0.9869	0.9854	0.9839	0.9822	0.9803	0.9783	0.9760	0.9735	0.9708	0.9678	0.9645	0.9608	0.9566	0.9520	0.9468
I	70	0.9901	0.9891	0.9878	0.9865	0.9850	0.9835	0.9817	0.9798	0.9778	0.9755	0.9729	0.9702	0.9670	0.9636	0.9596	0.9554	0.9505
A	71	0.9909	0.9899	0.9888	0.9875	0.9862	0.9847	0.9831	0.9813	0.9794	0.9773	0.9750	0.9724	0.9695	0.9663	0.9626	0.9586	0.9541
R	72	0.9916	0.9907	0.9896	0.9884	0.9873	0.9859	0.9843	0.9828	0.9810	0.9790	0.9769	0.9745	0.9718	0.9689	0.9654	0.9617	0.9574
Y	73	0.9923	0.9914	0.9905	0.9894	0.9883	0.9870	0.9856	0.9841	0.9824	0.9806	0.9787	0.9765	0.9739	0.9713	0.9680	0.9647	0.9607
	74	0.9929	0.9921	0.9913	0.9902	0.9892	0.9880	0.9867	0.9853	0.9838	0.9822	0.9804	0.9783	0.9760	0.9735	0.9706	0.9675	0.9637
	75	0.9936	0.9928	0.9920	0.9911	0.9901	0.9890	0.9879	0.9865	0.9852	0.9837	0.9820	0.9802	0.9780	0.9757	0.9730	0.9700	0.9666
	76	0.9941	0.9934	0.9927	0.9918	0.9909	0.9900	0.9888	0.9877	0.9864	0.9850	0.9835	0.9818	0.9798	0.9777	0.9752	0.9725	0.9694
	77	0.9946	0.9940	0.9933	0.9925	0.9917	0.9908	0.9898	0.9887	0.9876	0.9863	0.9849	0.9833	0.9815	0.9796	0.9773	0.9748	0.9720
	78	0.9951	0.9945	0.9939	0.9931	0.9924	0.9916	0.9907	0.9897	0.9886	0.9874	0.9862	0.9848	0.9831	0.9814	0.9793	0.9770	0.9744
	79	0.9955	0.9950	0.9944	0.9938	0.9931	0.9924	0.9915	0.9906	0.9896	0.9885	0.9874	0.9861	0.9846	0.9830	0.9811	0.9791	0.9767
	80	0.9959	0.9955	0.9949	0.9943	0.9937	0.9930	0.9922	0.9914	0.9905	0.9896	0.9885	0.9874	0.9859	0.9846	0.9828	0.9809	0.9787
	81	0.9963	0.9959	0.9954	0.9948	0.9943	0.9937	0.9930	0.9922	0.9913	0.9905	0.9896	0.9885	0.9872	0.9859	0.9844	0.9827	0.9806
	82	0.9967	0.9963	0.9959	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922	0.9913	0.9905	0.9896	0.9884	0.9872	0.9858	0.9842	0.9824
	83	0.9970	0.9966	0.9963	0.9957	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922	0.9914	0.9906	0.9894	0.9884	0.9871	0.9857	0.9841
	84	0.9973	0.9970	0.9966	0.9961	0.9958	0.9953	0.9947	0.9942	0.9936	0.9929	0.9922	0.9914	0.9905	0.9895	0.9883	0.9871	0.9855
	85	0.9976	0.9972	0.9970	0.9965	0.9962	0.9958	0.9952	0.9947	0.9942	0.9936	0.9929	0.9923	0.9914	0.9905	0.9894	0.9883	0.9870

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	25	0.7903	0.7777	0.7644	0.7507	0.7363	0.7214	0.7061	0.6902	0.6740	0.6573	0.6402	0.6229	0.6052	0.5873	0.5691	0.5507	0.5323
G	26	0.7916	0.7789	0.7657	0.7520	0.7376	0.7227	0.7074	0.6915	0.6752	0.6584	0.6414	0.6240	0.6064	0.5884	0.5702	0.5518	0.5333
E	27	0.7930	0.7803	0.7671	0.7534	0.7390	0.7241	0.7087	0.6928	0.6765	0.6598	0.6427	0.6253	0.6076	0.5896	0.5714	0.5529	0.5344
	28	0.7944	0.7818	0.7686	0.7548	0.7404	0.7255	0.7102	0.6942	0.6779	0.6611	0.6440	0.6266	0.6089	0.5909	0.5726	0.5541	0.5356
O	29	0.7960	0.7834	0.7701	0.7564	0.7420	0.7270	0.7116	0.6957	0.6794	0.6626	0.6454	0.6280	0.6103	0.5922	0.5739	0.5554	0.5368
F	30	0.7976	0.7851	0.7718	0.7580	0.7437	0.7287	0.7132	0.6973	0.6809	0.6641	0.6470	0.6295	0.6117	0.5936	0.5753	0.5567	0.5381
	31	0.7994	0.7868	0.7736	0.7598	0.7454	0.7304	0.7150	0.6990	0.6826	0.6658	0.6486	0.6311	0.6133	0.5952	0.5768	0.5582	0.5396
B	32	0.8013	0.7887	0.7754	0.7616	0.7472	0.7322	0.7168	0.7008	0.6844	0.6675	0.6504	0.6328	0.6150	0.5968	0.5784	0.5598	0.5411
E	33	0.8032	0.7906	0.7774	0.7636	0.7492	0.7342	0.7187	0.7027	0.6863	0.6694	0.6522	0.6346	0.6168	0.5986	0.5801	0.5614	0.5427
N	34	0.8053	0.7926	0.7795	0.7657	0.7512	0.7362	0.7208	0.7047	0.6883	0.6714	0.6542	0.6365	0.6186	0.6004	0.5819	0.5632	0.5444
E	35	0.8074	0.7949	0.7816	0.7679	0.7534	0.7384	0.7229	0.7069	0.6904	0.6735	0.6562	0.6386	0.6207	0.6024	0.5839	0.5651	0.5463
F	36	0.8097	0.7972	0.7840	0.7701	0.7557	0.7407	0.7253	0.7092	0.6927	0.6757	0.6584	0.6408	0.6228	0.6045	0.5859	0.5670	0.5482
I	37	0.8121	0.7996	0.7863	0.7726	0.7582	0.7431	0.7277	0.7116	0.6951	0.6781	0.6608	0.6431	0.6250	0.6067	0.5881	0.5692	0.5503
C	38	0.8146	0.8021	0.7889	0.7752	0.7607	0.7458	0.7303	0.7142	0.6977	0.6806	0.6633	0.6455	0.6275	0.6091	0.5904	0.5715	0.5525
I	39	0.8173	0.8048	0.7917	0.7779	0.7635	0.7485	0.7330	0.7169	0.7003	0.6833	0.6659	0.6481	0.6301	0.6116	0.5929	0.5739	0.5549
A	40	0.8201	0.8076	0.7945	0.7808	0.7664	0.7514	0.7358	0.7198	0.7032	0.6861	0.6687	0.6509	0.6328	0.6143	0.5955	0.5765	0.5574
R	41	0.8230	0.8106	0.7975	0.7838	0.7694	0.7544	0.7389	0.7228	0.7062	0.6891	0.6717	0.6538	0.6357	0.6172	0.5983	0.5792	0.5601
Y	42	0.8260	0.8137	0.8006	0.7869	0.7726	0.7576	0.7421	0.7259	0.7094	0.6923	0.6748	0.6570	0.6388	0.6202	0.6013	0.5821	0.5629
	43	0.8292	0.8169	0.8039	0.7902	0.7759	0.7609	0.7455	0.7294	0.7128	0.6956	0.6781	0.6603	0.6420	0.6234	0.6044	0.5852	0.5660
	44	0.8325	0.8203	0.8073	0.7937	0.7794	0.7645	0.7490	0.7329	0.7163	0.6992	0.6816	0.6637	0.6454	0.6267	0.6078	0.5885	0.5692
	45	0.8359	0.8237	0.8108	0.7973	0.7830	0.7681	0.7527	0.7366	0.7200	0.7029	0.6853	0.6674	0.6491	0.6303	0.6113	0.5919	0.5726
	46	0.8395	0.8274	0.8145	0.8011	0.7869	0.7720	0.7566	0.7405	0.7239	0.7068	0.6892	0.6713	0.6529	0.6341	0.6151	0.5956	0.5762
	47	0.8432	0.8312	0.8184	0.8050	0.7908	0.7760	0.7606	0.7446	0.7280	0.7109	0.6933	0.6754	0.6569	0.6381	0.6190	0.5995	0.5799
	48	0.8469	0.8351	0.8224	0.8091	0.7950	0.7803	0.7649	0.7489	0.7324	0.7152	0.6976	0.6796	0.6612	0.6423	0.6232	0.6036	0.5840
	49	0.8509	0.8391	0.8265	0.8133	0.7993	0.7846	0.7693	0.7534	0.7369	0.7197	0.7022	0.6841	0.6657	0.6468	0.6275	0.6079	0.5882
	50	0.8549	0.8433	0.8308	0.8177	0.8038	0.7892	0.7739	0.7580	0.7416	0.7244	0.7069	0.6889	0.6704	0.6515	0.6321	0.6125	0.5927
	51	0.8591	0.8475	0.8352	0.8222	0.8084	0.7939	0.7787	0.7629	0.7465	0.7294	0.7118	0.6938	0.6754	0.6564	0.6370	0.6173	0.5975
	52	0.8633	0.8519	0.8398	0.8269	0.8132	0.7988	0.7838	0.7680	0.7516	0.7346	0.7171	0.6990	0.6805	0.6616	0.6422	0.6224	0.6025
	53	0.8677	0.8565	0.8444	0.8317	0.8182	0.8039	0.7890	0.7733	0.7570	0.7400	0.7225	0.7045	0.6860	0.6670	0.6476	0.6278	0.6078
	54	0.8721	0.8611	0.8492	0.8367	0.8233	0.8092	0.7944	0.7788	0.7626	0.7457	0.7282	0.7103	0.6918	0.6728	0.6533	0.6334	0.6134
	55	0.8766	0.8658	0.8542	0.8418	0.8286	0.8146	0.7999	0.7845	0.7684	0.7515	0.7342	0.7163	0.6978	0.6789	0.6594	0.6395	0.6194

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	56	0.8812	0.8706	0.8592	0.8470	0.8340	0.8202	0.8057	0.7904	0.7744	0.7577	0.7404	0.7226	0.7042	0.6852	0.6657	0.6457	0.6256
G	57	0.8859	0.8755	0.8643	0.8524	0.8396	0.8260	0.8117	0.7965	0.7807	0.7641	0.7469	0.7292	0.7108	0.6919	0.6724	0.6524	0.6322
E	58	0.8905	0.8804	0.8696	0.8578	0.8453	0.8319	0.8178	0.8028	0.7872	0.7708	0.7537	0.7360	0.7177	0.6988	0.6794	0.6594	0.6392
	59	0.8953	0.8855	0.8748	0.8634	0.8510	0.8380	0.8241	0.8093	0.7938	0.7776	0.7607	0.7432	0.7250	0.7061	0.6867	0.6668	0.6466
O	60	0.9001	0.8905	0.8802	0.8690	0.8570	0.8441	0.8305	0.8160	0.8008	0.7847	0.7680	0.7505	0.7325	0.7138	0.6944	0.6745	0.6543
F	61	0.9048	0.8956	0.8855	0.8747	0.8629	0.8504	0.8371	0.8228	0.8078	0.7919	0.7754	0.7582	0.7403	0.7216	0.7024	0.6825	0.6624
	62	0.9096	0.9007	0.8909	0.8804	0.8690	0.8567	0.8437	0.8297	0.8150	0.7994	0.7831	0.7661	0.7484	0.7299	0.7107	0.6910	0.6708
B	63	0.9143	0.9057	0.8963	0.8861	0.8750	0.8632	0.8504	0.8367	0.8224	0.8071	0.7910	0.7742	0.7567	0.7383	0.7194	0.6997	0.6796
E	64	0.9190	0.9108	0.9017	0.8918	0.8812	0.8696	0.8572	0.8439	0.8298	0.8148	0.7991	0.7825	0.7652	0.7471	0.7283	0.7087	0.6888
N	65	0.9236	0.9157	0.9070	0.8975	0.8872	0.8760	0.8640	0.8511	0.8374	0.8227	0.8073	0.7911	0.7740	0.7561	0.7375	0.7181	0.6983
E	66	0.9281	0.9206	0.9122	0.9032	0.8932	0.8824	0.8708	0.8583	0.8449	0.8307	0.8155	0.7997	0.7829	0.7653	0.7470	0.7277	0.7081
F	67	0.9325	0.9254	0.9174	0.9087	0.8992	0.8888	0.8776	0.8655	0.8525	0.8386	0.8239	0.8084	0.7920	0.7747	0.7566	0.7376	0.7182
I	68	0.9368	0.9300	0.9224	0.9142	0.9051	0.8951	0.8843	0.8727	0.8601	0.8466	0.8324	0.8172	0.8012	0.7842	0.7664	0.7478	0.7285
C	69	0.9409	0.9346	0.9274	0.9195	0.9108	0.9013	0.8910	0.8797	0.8677	0.8546	0.8408	0.8260	0.8104	0.7938	0.7764	0.7580	0.7390
I	70	0.9450	0.9389	0.9322	0.9247	0.9164	0.9073	0.8976	0.8867	0.8751	0.8625	0.8491	0.8349	0.8197	0.8036	0.7865	0.7684	0.7498
A	71	0.9489	0.9432	0.9368	0.9298	0.9220	0.9133	0.9039	0.8936	0.8825	0.8704	0.8575	0.8437	0.8290	0.8132	0.7966	0.7790	0.7607
R	72	0.9526	0.9473	0.9413	0.9347	0.9272	0.9191	0.9102	0.9004	0.8897	0.8782	0.8658	0.8525	0.8382	0.8231	0.8069	0.7896	0.7717
Y	73	0.9562	0.9512	0.9456	0.9394	0.9324	0.9247	0.9162	0.9069	0.8969	0.8858	0.8739	0.8612	0.8474	0.8328	0.8170	0.8003	0.7829
	74	0.9595	0.9549	0.9497	0.9439	0.9374	0.9301	0.9222	0.9133	0.9037	0.8932	0.8819	0.8697	0.8565	0.8423	0.8271	0.8110	0.7940
	75	0.9628	0.9585	0.9536	0.9482	0.9421	0.9352	0.9278	0.9195	0.9104	0.9004	0.8897	0.8780	0.8654	0.8519	0.8373	0.8216	0.8051
	76	0.9658	0.9618	0.9573	0.9523	0.9466	0.9402	0.9332	0.9254	0.9169	0.9074	0.8973	0.8862	0.8742	0.8611	0.8471	0.8320	0.8161
	77	0.9687	0.9650	0.9608	0.9561	0.9508	0.9450	0.9384	0.9311	0.9230	0.9142	0.9045	0.8940	0.8826	0.8702	0.8568	0.8423	0.8269
	78	0.9713	0.9680	0.9641	0.9598	0.9548	0.9494	0.9433	0.9364	0.9290	0.9206	0.9115	0.9016	0.8908	0.8790	0.8662	0.8523	0.8376
	79	0.9738	0.9708	0.9672	0.9632	0.9586	0.9536	0.9479	0.9415	0.9345	0.9267	0.9182	0.9088	0.8986	0.8875	0.8753	0.8620	0.8480
	80	0.9761	0.9733	0.9700	0.9664	0.9622	0.9575	0.9522	0.9463	0.9398	0.9325	0.9246	0.9158	0.9062	0.8956	0.8841	0.8715	0.8580
	81	0.9783	0.9757	0.9728	0.9694	0.9655	0.9612	0.9563	0.9509	0.9448	0.9380	0.9306	0.9223	0.9133	0.9034	0.8925	0.8806	0.8678
	82	0.9803	0.9779	0.9752	0.9722	0.9686	0.9646	0.9602	0.9551	0.9494	0.9432	0.9362	0.9286	0.9201	0.9108	0.9006	0.8893	0.8771
	83	0.9821	0.9800	0.9775	0.9747	0.9715	0.9678	0.9637	0.9590	0.9538	0.9480	0.9416	0.9345	0.9266	0.9179	0.9083	0.8976	0.8863
	84	0.9839	0.9819	0.9796	0.9770	0.9741	0.9708	0.9670	0.9627	0.9579	0.9526	0.9466	0.9401	0.9327	0.9246	0.9157	0.9056	0.8949
	85	0.9854	0.9836	0.9815	0.9792	0.9766	0.9735	0.9701	0.9662	0.9618	0.9568	0.9514	0.9453	0.9385	0.9309	0.9226	0.9133	0.9032

TABLE C

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	25	0.9818	0.9803	0.9787	0.9768	0.9750	0.9728	0.9705	0.9681	0.9654	0.9626	0.9595	0.9562	0.9526	0.9488	0.9447	0.9403	0.9356
G	26	0.9823	0.9808	0.9792	0.9774	0.9756	0.9735	0.9711	0.9688	0.9661	0.9633	0.9603	0.9570	0.9535	0.9497	0.9456	0.9413	0.9366
E	27	0.9828	0.9813	0.9797	0.9780	0.9761	0.9741	0.9718	0.9695	0.9668	0.9641	0.9611	0.9578	0.9543	0.9506	0.9466	0.9423	0.9376
	28	0.9832	0.9818	0.9802	0.9785	0.9767	0.9747	0.9725	0.9702	0.9676	0.9649	0.9619	0.9586	0.9552	0.9515	0.9475	0.9432	0.9386
O	29	0.9837	0.9823	0.9807	0.9790	0.9773	0.9753	0.9732	0.9709	0.9683	0.9657	0.9628	0.9596	0.9562	0.9525	0.9486	0.9443	0.9397
F	30	0.9841	0.9828	0.9812	0.9796	0.9779	0.9760	0.9738	0.9716	0.9691	0.9665	0.9636	0.9605	0.9571	0.9535	0.9496	0.9454	0.9408
	31	0.9846	0.9832	0.9818	0.9802	0.9786	0.9766	0.9746	0.9723	0.9699	0.9673	0.9645	0.9613	0.9581	0.9545	0.9506	0.9464	0.9420
B	32	0.9851	0.9837	0.9823	0.9808	0.9791	0.9773	0.9752	0.9731	0.9707	0.9681	0.9653	0.9623	0.9591	0.9555	0.9517	0.9476	0.9431
E	33	0.9855	0.9842	0.9828	0.9813	0.9797	0.9779	0.9759	0.9738	0.9715	0.9690	0.9662	0.9633	0.9600	0.9565	0.9528	0.9488	0.9443
N	34	0.9859	0.9847	0.9833	0.9818	0.9804	0.9786	0.9766	0.9746	0.9722	0.9698	0.9671	0.9642	0.9610	0.9576	0.9539	0.9499	0.9456
E	35	0.9864	0.9852	0.9838	0.9824	0.9809	0.9792	0.9773	0.9753	0.9730	0.9706	0.9680	0.9651	0.9620	0.9587	0.9551	0.9511	0.9469
F	36	0.9868	0.9856	0.9843	0.9829	0.9815	0.9799	0.9779	0.9761	0.9738	0.9715	0.9689	0.9661	0.9630	0.9598	0.9562	0.9523	0.9481
I	37	0.9872	0.9861	0.9848	0.9835	0.9821	0.9805	0.9787	0.9768	0.9746	0.9724	0.9698	0.9670	0.9641	0.9609	0.9573	0.9536	0.9494
C	38	0.9876	0.9865	0.9854	0.9840	0.9827	0.9811	0.9793	0.9775	0.9753	0.9732	0.9707	0.9681	0.9651	0.9619	0.9585	0.9548	0.9507
I	39	0.9880	0.9870	0.9858	0.9845	0.9833	0.9817	0.9800	0.9782	0.9761	0.9740	0.9716	0.9690	0.9661	0.9631	0.9597	0.9560	0.9520
A	40	0.9884	0.9874	0.9863	0.9850	0.9838	0.9823	0.9806	0.9789	0.9769	0.9748	0.9725	0.9699	0.9672	0.9642	0.9608	0.9573	0.9533
R	41	0.9887	0.9879	0.9867	0.9855	0.9843	0.9829	0.9813	0.9796	0.9777	0.9757	0.9734	0.9709	0.9682	0.9653	0.9621	0.9585	0.9547
Y	42	0.9892	0.9882	0.9872	0.9860	0.9849	0.9835	0.9819	0.9803	0.9785	0.9765	0.9743	0.9719	0.9692	0.9663	0.9632	0.9598	0.9560
	43	0.9895	0.9887	0.9877	0.9866	0.9854	0.9841	0.9826	0.9810	0.9792	0.9773	0.9752	0.9728	0.9702	0.9674	0.9644	0.9610	0.9573
	44	0.9899	0.9890	0.9881	0.9870	0.9859	0.9847	0.9832	0.9817	0.9799	0.9781	0.9760	0.9737	0.9713	0.9685	0.9655	0.9623	0.9587
	45	0.9903	0.9895	0.9885	0.9875	0.9865	0.9852	0.9837	0.9823	0.9806	0.9789	0.9768	0.9746	0.9722	0.9696	0.9667	0.9635	0.9600
	46	0.9906	0.9898	0.9889	0.9879	0.9869	0.9858	0.9844	0.9830	0.9813	0.9796	0.9777	0.9755	0.9732	0.9707	0.9679	0.9648	0.9614
	47	0.9909	0.9902	0.9893	0.9884	0.9874	0.9863	0.9849	0.9836	0.9820	0.9804	0.9785	0.9764	0.9742	0.9717	0.9690	0.9659	0.9627
	48	0.9912	0.9906	0.9897	0.9888	0.9878	0.9868	0.9855	0.9842	0.9827	0.9811	0.9793	0.9773	0.9751	0.9727	0.9701	0.9672	0.9640
	49	0.9916	0.9908	0.9901	0.9892	0.9884	0.9873	0.9861	0.9848	0.9834	0.9818	0.9801	0.9782	0.9761	0.9738	0.9712	0.9684	0.9653
	50	0.9919	0.9912	0.9905	0.9896	0.9888	0.9877	0.9866	0.9854	0.9840	0.9826	0.9809	0.9790	0.9770	0.9747	0.9722	0.9695	0.9665
	51	0.9922	0.9916	0.9908	0.9900	0.9892	0.9883	0.9871	0.9860	0.9846	0.9832	0.9816	0.9798	0.9778	0.9758	0.9734	0.9707	0.9677
	52	0.9925	0.9919	0.9912	0.9904	0.9896	0.9887	0.9876	0.9866	0.9852	0.9839	0.9824	0.9806	0.9787	0.9766	0.9744	0.9718	0.9690
	53	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9881	0.9871	0.9858	0.9846	0.9830	0.9814	0.9795	0.9776	0.9754	0.9729	0.9702
	54	0.9931	0.9925	0.9919	0.9912	0.9904	0.9896	0.9886	0.9876	0.9864	0.9851	0.9838	0.9821	0.9804	0.9785	0.9764	0.9740	0.9714
	55	0.9933	0.9927	0.9921	0.9915	0.9909	0.9900	0.9890	0.9881	0.9870	0.9858	0.9844	0.9829	0.9812	0.9794	0.9773	0.9751	0.9726

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	56	0.9936	0.9930	0.9925	0.9918	0.9912	0.9905	0.9895	0.9886	0.9875	0.9864	0.9851	0.9836	0.9820	0.9803	0.9783	0.9761	0.9737
G	57	0.9938	0.9933	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9880	0.9870	0.9857	0.9843	0.9827	0.9811	0.9792	0.9771	0.9748
E	58	0.9941	0.9936	0.9931	0.9925	0.9920	0.9912	0.9904	0.9896	0.9885	0.9875	0.9864	0.9850	0.9835	0.9819	0.9801	0.9781	0.9758
	59	0.9943	0.9939	0.9934	0.9928	0.9923	0.9916	0.9908	0.9900	0.9890	0.9881	0.9869	0.9856	0.9842	0.9827	0.9810	0.9790	0.9769
O	60	0.9945	0.9941	0.9937	0.9932	0.9926	0.9919	0.9912	0.9905	0.9895	0.9886	0.9875	0.9863	0.9850	0.9835	0.9818	0.9799	0.9779
F	61	0.9947	0.9944	0.9939	0.9935	0.9929	0.9923	0.9916	0.9909	0.9900	0.9892	0.9881	0.9869	0.9856	0.9842	0.9827	0.9808	0.9788
	62	0.9950	0.9946	0.9942	0.9937	0.9932	0.9927	0.9920	0.9913	0.9905	0.9896	0.9886	0.9875	0.9862	0.9849	0.9834	0.9817	0.9798
B	63	0.9952	0.9948	0.9944	0.9940	0.9935	0.9930	0.9924	0.9917	0.9909	0.9901	0.9891	0.9881	0.9869	0.9857	0.9842	0.9826	0.9807
E	64	0.9954	0.9950	0.9947	0.9943	0.9938	0.9933	0.9927	0.9920	0.9913	0.9906	0.9896	0.9886	0.9875	0.9863	0.9849	0.9834	0.9816
N	65	0.9956	0.9953	0.9949	0.9945	0.9941	0.9936	0.9930	0.9924	0.9917	0.9910	0.9902	0.9891	0.9881	0.9869	0.9857	0.9842	0.9825
E	66	0.9958	0.9955	0.9952	0.9947	0.9944	0.9939	0.9933	0.9928	0.9921	0.9915	0.9906	0.9897	0.9886	0.9876	0.9863	0.9849	0.9833
F	67	0.9959	0.9957	0.9954	0.9950	0.9946	0.9942	0.9936	0.9932	0.9925	0.9918	0.9911	0.9902	0.9892	0.9882	0.9870	0.9857	0.9841
I	68	0.9961	0.9958	0.9955	0.9952	0.9949	0.9945	0.9939	0.9935	0.9928	0.9923	0.9915	0.9906	0.9898	0.9887	0.9876	0.9864	0.9849
C	69	0.9963	0.9961	0.9958	0.9955	0.9951	0.9948	0.9942	0.9938	0.9932	0.9927	0.9920	0.9912	0.9903	0.9894	0.9882	0.9870	0.9857
I	70	0.9964	0.9962	0.9960	0.9957	0.9954	0.9950	0.9945	0.9941	0.9935	0.9930	0.9923	0.9916	0.9908	0.9899	0.9888	0.9876	0.9864
A	71	0.9967	0.9964	0.9961	0.9958	0.9956	0.9952	0.9948	0.9944	0.9938	0.9933	0.9927	0.9920	0.9912	0.9904	0.9894	0.9883	0.9870
R	72	0.9968	0.9966	0.9964	0.9960	0.9958	0.9955	0.9950	0.9947	0.9942	0.9937	0.9931	0.9925	0.9917	0.9909	0.9900	0.9889	0.9877
Y	73	0.9970	0.9967	0.9965	0.9962	0.9960	0.9957	0.9953	0.9950	0.9944	0.9940	0.9935	0.9928	0.9921	0.9914	0.9905	0.9895	0.9883
	74	0.9970	0.9969	0.9967	0.9964	0.9962	0.9959	0.9955	0.9952	0.9947	0.9943	0.9938	0.9932	0.9925	0.9919	0.9910	0.9900	0.9890
	75	0.9972	0.9970	0.9968	0.9966	0.9964	0.9961	0.9957	0.9955	0.9950	0.9946	0.9941	0.9936	0.9930	0.9922	0.9914	0.9906	0.9896
	76	0.9973	0.9972	0.9969	0.9967	0.9966	0.9963	0.9959	0.9957	0.9952	0.9949	0.9944	0.9939	0.9933	0.9927	0.9920	0.9911	0.9901
	77	0.9975	0.9973	0.9971	0.9969	0.9968	0.9965	0.9962	0.9959	0.9955	0.9952	0.9948	0.9942	0.9936	0.9931	0.9924	0.9916	0.9907
	78	0.9976	0.9974	0.9972	0.9971	0.9969	0.9967	0.9964	0.9962	0.9958	0.9955	0.9951	0.9946	0.9940	0.9935	0.9928	0.9920	0.9911
	79	0.9977	0.9975	0.9974	0.9972	0.9971	0.9969	0.9965	0.9963	0.9960	0.9957	0.9953	0.9948	0.9943	0.9938	0.9932	0.9925	0.9917
	80	0.9978	0.9977	0.9975	0.9973	0.9972	0.9970	0.9968	0.9965	0.9962	0.9959	0.9956	0.9951	0.9946	0.9942	0.9936	0.9929	0.9921
	81	0.9979	0.9978	0.9976	0.9975	0.9974	0.9971	0.9969	0.9967	0.9964	0.9961	0.9958	0.9954	0.9949	0.9945	0.9940	0.9933	0.9925
	82	0.9980	0.9979	0.9978	0.9976	0.9975	0.9973	0.9971	0.9969	0.9966	0.9964	0.9960	0.9956	0.9952	0.9948	0.9943	0.9937	0.9930
	83	0.9981	0.9980	0.9978	0.9978	0.9976	0.9974	0.9972	0.9971	0.9967	0.9966	0.9963	0.9959	0.9955	0.9951	0.9947	0.9940	0.9934
	84	0.9982	0.9981	0.9980	0.9978	0.9978	0.9976	0.9974	0.9972	0.9970	0.9967	0.9965	0.9961	0.9958	0.9954	0.9950	0.9944	0.9938
	85	0.9983	0.9982	0.9981	0.9980	0.9979	0.9977	0.9975	0.9974	0.9971	0.9970	0.9966	0.9963	0.9960	0.9957	0.9953	0.9947	0.9941

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up
CEI Participants

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	25	0.9307	0.9254	0.9198	0.9138	0.9075	0.9009	0.8938	0.8866	0.8789	0.8708	0.8623	0.8534	0.8440	0.8342	0.8238	0.8129	0.8014
G	26	0.9317	0.9264	0.9208	0.9148	0.9086	0.9020	0.8950	0.8877	0.8800	0.8720	0.8636	0.8546	0.8452	0.8354	0.8250	0.8141	0.8027
E	27	0.9327	0.9275	0.9219	0.9159	0.9097	0.9031	0.8962	0.8889	0.8813	0.8732	0.8648	0.8560	0.8465	0.8367	0.8263	0.8155	0.8040
	28	0.9338	0.9286	0.9230	0.9171	0.9110	0.9044	0.8975	0.8902	0.8826	0.8745	0.8662	0.8573	0.8479	0.8381	0.8277	0.8168	0.8053
O	29	0.9349	0.9298	0.9242	0.9184	0.9122	0.9057	0.8987	0.8916	0.8840	0.8760	0.8675	0.8587	0.8493	0.8396	0.8292	0.8183	0.8068
F	30	0.9361	0.9309	0.9255	0.9196	0.9135	0.9070	0.9001	0.8930	0.8853	0.8774	0.8690	0.8602	0.8508	0.8411	0.8307	0.8198	0.8084
	31	0.9372	0.9322	0.9267	0.9209	0.9149	0.9084	0.9016	0.8944	0.8869	0.8789	0.8706	0.8618	0.8524	0.8426	0.8323	0.8215	0.8100
B	32	0.9385	0.9334	0.9280	0.9222	0.9162	0.9099	0.9030	0.8959	0.8884	0.8805	0.8722	0.8634	0.8540	0.8443	0.8340	0.8231	0.8117
E	33	0.9398	0.9347	0.9294	0.9237	0.9177	0.9114	0.9046	0.8975	0.8900	0.8821	0.8738	0.8651	0.8558	0.8461	0.8357	0.8249	0.8135
N	34	0.9410	0.9361	0.9308	0.9251	0.9192	0.9129	0.9061	0.8991	0.8917	0.8838	0.8756	0.8669	0.8576	0.8479	0.8376	0.8269	0.8154
E	35	0.9423	0.9374	0.9322	0.9266	0.9207	0.9145	0.9078	0.9008	0.8934	0.8856	0.8774	0.8687	0.8595	0.8499	0.8396	0.8288	0.8174
F	36	0.9437	0.9388	0.9336	0.9281	0.9223	0.9161	0.9095	0.9026	0.8952	0.8874	0.8793	0.8707	0.8615	0.8518	0.8416	0.8309	0.8195
I	37	0.9450	0.9403	0.9352	0.9296	0.9239	0.9178	0.9112	0.9044	0.8971	0.8894	0.8813	0.8726	0.8635	0.8540	0.8437	0.8330	0.8216
C	38	0.9464	0.9417	0.9366	0.9312	0.9256	0.9195	0.9130	0.9062	0.8990	0.8914	0.8833	0.8748	0.8656	0.8561	0.8460	0.8353	0.8240
I	39	0.9478	0.9431	0.9382	0.9329	0.9273	0.9212	0.9149	0.9081	0.9009	0.8934	0.8854	0.8769	0.8679	0.8584	0.8483	0.8376	0.8263
A	40	0.9492	0.9446	0.9398	0.9345	0.9290	0.9231	0.9168	0.9101	0.9030	0.8955	0.8876	0.8791	0.8702	0.8607	0.8507	0.8401	0.8288
R	41	0.9506	0.9461	0.9414	0.9362	0.9308	0.9249	0.9187	0.9121	0.9050	0.8976	0.8898	0.8814	0.8725	0.8632	0.8531	0.8426	0.8314
Y	42	0.9521	0.9477	0.9430	0.9379	0.9325	0.9268	0.9207	0.9142	0.9072	0.8999	0.8921	0.8839	0.8750	0.8657	0.8557	0.8452	0.8341
	43	0.9535	0.9492	0.9446	0.9396	0.9343	0.9287	0.9226	0.9162	0.9094	0.9021	0.8944	0.8863	0.8775	0.8683	0.8584	0.8480	0.8369
	44	0.9549	0.9507	0.9462	0.9413	0.9362	0.9306	0.9247	0.9183	0.9116	0.9044	0.8968	0.8887	0.8801	0.8710	0.8611	0.8508	0.8398
	45	0.9563	0.9522	0.9478	0.9431	0.9380	0.9326	0.9267	0.9205	0.9139	0.9068	0.8993	0.8913	0.8827	0.8737	0.8640	0.8537	0.8428
	46	0.9578	0.9537	0.9495	0.9448	0.9399	0.9345	0.9288	0.9226	0.9162	0.9092	0.9018	0.8940	0.8855	0.8765	0.8669	0.8567	0.8459
	47	0.9591	0.9553	0.9511	0.9465	0.9417	0.9365	0.9308	0.9248	0.9184	0.9116	0.9044	0.8966	0.8882	0.8794	0.8699	0.8598	0.8491
	48	0.9606	0.9568	0.9527	0.9483	0.9435	0.9384	0.9329	0.9271	0.9208	0.9141	0.9070	0.8993	0.8911	0.8823	0.8729	0.8630	0.8523
	49	0.9620	0.9583	0.9543	0.9499	0.9454	0.9404	0.9350	0.9293	0.9231	0.9166	0.9096	0.9021	0.8939	0.8854	0.8761	0.8663	0.8557
	50	0.9633	0.9598	0.9559	0.9517	0.9472	0.9423	0.9371	0.9315	0.9255	0.9191	0.9122	0.9049	0.8969	0.8884	0.8792	0.8695	0.8591
	51	0.9647	0.9612	0.9575	0.9534	0.9491	0.9443	0.9392	0.9337	0.9279	0.9216	0.9149	0.9077	0.8998	0.8915	0.8825	0.8729	0.8626
	52	0.9660	0.9626	0.9590	0.9550	0.9508	0.9463	0.9413	0.9360	0.9303	0.9241	0.9176	0.9105	0.9028	0.8946	0.8858	0.8764	0.8662
	53	0.9673	0.9641	0.9606	0.9567	0.9527	0.9482	0.9434	0.9382	0.9327	0.9267	0.9203	0.9133	0.9058	0.8978	0.8891	0.8798	0.8698
	54	0.9686	0.9654	0.9621	0.9584	0.9544	0.9501	0.9454	0.9404	0.9350	0.9292	0.9230	0.9162	0.9089	0.9011	0.8925	0.8834	0.8736
	55	0.9699	0.9669	0.9636	0.9600	0.9561	0.9520	0.9474	0.9426	0.9374	0.9317	0.9256	0.9191	0.9119	0.9042	0.8959	0.8870	0.8773

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	56	0.9711	0.9682	0.9650	0.9616	0.9579	0.9538	0.9494	0.9448	0.9397	0.9342	0.9283	0.9219	0.9149	0.9075	0.8993	0.8906	0.8812
G	57	0.9723	0.9695	0.9664	0.9631	0.9596	0.9557	0.9514	0.9469	0.9420	0.9367	0.9310	0.9247	0.9180	0.9107	0.9027	0.8942	0.8850
E	58	0.9735	0.9707	0.9678	0.9646	0.9612	0.9575	0.9534	0.9490	0.9442	0.9391	0.9336	0.9275	0.9209	0.9139	0.9062	0.8979	0.8888
	59	0.9746	0.9720	0.9692	0.9661	0.9628	0.9592	0.9553	0.9510	0.9465	0.9415	0.9362	0.9304	0.9240	0.9172	0.9096	0.9015	0.8926
O	60	0.9757	0.9732	0.9706	0.9676	0.9644	0.9609	0.9571	0.9531	0.9486	0.9439	0.9388	0.9332	0.9269	0.9203	0.9130	0.9051	0.8965
F	61	0.9768	0.9744	0.9718	0.9689	0.9659	0.9626	0.9590	0.9550	0.9508	0.9462	0.9413	0.9359	0.9299	0.9235	0.9163	0.9087	0.9003
	62	0.9778	0.9756	0.9731	0.9703	0.9674	0.9642	0.9607	0.9570	0.9529	0.9485	0.9437	0.9385	0.9327	0.9266	0.9197	0.9123	0.9042
B	63	0.9788	0.9766	0.9743	0.9717	0.9689	0.9658	0.9625	0.9588	0.9550	0.9507	0.9461	0.9411	0.9356	0.9296	0.9230	0.9158	0.9079
E	64	0.9798	0.9777	0.9755	0.9729	0.9702	0.9673	0.9641	0.9607	0.9569	0.9529	0.9485	0.9437	0.9383	0.9326	0.9262	0.9193	0.9117
N	65	0.9808	0.9787	0.9765	0.9742	0.9716	0.9689	0.9658	0.9625	0.9589	0.9550	0.9508	0.9462	0.9410	0.9355	0.9294	0.9227	0.9154
E	66	0.9817	0.9797	0.9777	0.9753	0.9729	0.9702	0.9673	0.9642	0.9607	0.9571	0.9530	0.9486	0.9437	0.9384	0.9325	0.9261	0.9190
F	67	0.9825	0.9807	0.9788	0.9765	0.9742	0.9716	0.9688	0.9659	0.9626	0.9590	0.9552	0.9510	0.9463	0.9412	0.9355	0.9294	0.9226
I	68	0.9834	0.9817	0.9798	0.9776	0.9755	0.9730	0.9703	0.9675	0.9644	0.9610	0.9573	0.9533	0.9488	0.9440	0.9385	0.9326	0.9260
C	69	0.9842	0.9826	0.9808	0.9787	0.9766	0.9743	0.9717	0.9690	0.9660	0.9628	0.9594	0.9555	0.9512	0.9466	0.9414	0.9358	0.9294
I	70	0.9850	0.9834	0.9817	0.9797	0.9778	0.9755	0.9731	0.9705	0.9677	0.9646	0.9613	0.9577	0.9536	0.9491	0.9442	0.9388	0.9327
A	71	0.9857	0.9843	0.9826	0.9807	0.9789	0.9767	0.9744	0.9719	0.9692	0.9663	0.9632	0.9597	0.9558	0.9516	0.9469	0.9418	0.9359
R	72	0.9865	0.9850	0.9835	0.9817	0.9799	0.9778	0.9757	0.9734	0.9707	0.9680	0.9651	0.9617	0.9580	0.9540	0.9495	0.9446	0.9391
Y	73	0.9872	0.9858	0.9843	0.9827	0.9809	0.9790	0.9769	0.9746	0.9723	0.9696	0.9668	0.9637	0.9602	0.9564	0.9521	0.9474	0.9421
	74	0.9878	0.9865	0.9851	0.9835	0.9819	0.9800	0.9781	0.9760	0.9736	0.9712	0.9685	0.9655	0.9622	0.9586	0.9545	0.9501	0.9450
	75	0.9885	0.9872	0.9859	0.9844	0.9828	0.9811	0.9792	0.9772	0.9750	0.9726	0.9701	0.9673	0.9641	0.9607	0.9568	0.9526	0.9478
	76	0.9891	0.9879	0.9867	0.9852	0.9837	0.9820	0.9802	0.9784	0.9762	0.9740	0.9716	0.9690	0.9659	0.9627	0.9591	0.9551	0.9505
	77	0.9897	0.9885	0.9874	0.9859	0.9846	0.9830	0.9812	0.9795	0.9775	0.9754	0.9731	0.9706	0.9677	0.9647	0.9612	0.9574	0.9531
	78	0.9902	0.9891	0.9880	0.9867	0.9854	0.9838	0.9823	0.9805	0.9786	0.9767	0.9746	0.9722	0.9695	0.9666	0.9633	0.9597	0.9557
	79	0.9908	0.9898	0.9887	0.9874	0.9862	0.9847	0.9831	0.9815	0.9798	0.9779	0.9759	0.9736	0.9711	0.9684	0.9653	0.9619	0.9580
	80	0.9913	0.9903	0.9893	0.9881	0.9869	0.9855	0.9840	0.9825	0.9808	0.9791	0.9772	0.9750	0.9727	0.9701	0.9671	0.9640	0.9603
	81	0.9918	0.9909	0.9899	0.9887	0.9876	0.9863	0.9849	0.9835	0.9819	0.9801	0.9784	0.9764	0.9741	0.9717	0.9690	0.9659	0.9624
	82	0.9922	0.9914	0.9904	0.9893	0.9883	0.9871	0.9857	0.9844	0.9828	0.9812	0.9795	0.9777	0.9755	0.9733	0.9707	0.9678	0.9646
	83	0.9927	0.9919	0.9910	0.9899	0.9889	0.9878	0.9865	0.9852	0.9838	0.9823	0.9807	0.9789	0.9769	0.9748	0.9723	0.9697	0.9666
	84	0.9931	0.9923	0.9915	0.9905	0.9896	0.9884	0.9872	0.9860	0.9847	0.9833	0.9818	0.9801	0.9782	0.9762	0.9739	0.9714	0.9685
	85	0.9936	0.9928	0.9920	0.9911	0.9901	0.9891	0.9879	0.9868	0.9855	0.9842	0.9828	0.9812	0.9794	0.9776	0.9754	0.9730	0.9703

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	25	0.7893	0.7767	0.7635	0.7497	0.7354	0.7205	0.7052	0.6893	0.6731	0.6564	0.6394	0.6221	0.6045	0.5866	0.5684	0.5500	0.5316
G	26	0.7905	0.7780	0.7647	0.7510	0.7366	0.7217	0.7064	0.6905	0.6743	0.6575	0.6405	0.6232	0.6056	0.5876	0.5694	0.5510	0.5326
E	27	0.7919	0.7793	0.7660	0.7523	0.7379	0.7230	0.7077	0.6918	0.6755	0.6587	0.6417	0.6244	0.6067	0.5887	0.5705	0.5521	0.5336
	28	0.7933	0.7807	0.7675	0.7536	0.7393	0.7244	0.7090	0.6931	0.6768	0.6601	0.6430	0.6256	0.6079	0.5899	0.5717	0.5532	0.5347
O	29	0.7947	0.7821	0.7689	0.7551	0.7407	0.7258	0.7104	0.6945	0.6782	0.6614	0.6443	0.6269	0.6092	0.5912	0.5729	0.5544	0.5359
F	30	0.7963	0.7837	0.7704	0.7567	0.7423	0.7274	0.7120	0.6960	0.6797	0.6629	0.6458	0.6283	0.6106	0.5926	0.5743	0.5557	0.5372
	31	0.7979	0.7853	0.7721	0.7583	0.7439	0.7290	0.7136	0.6976	0.6812	0.6644	0.6473	0.6298	0.6121	0.5940	0.5757	0.5571	0.5385
B	32	0.7997	0.7871	0.7738	0.7600	0.7456	0.7307	0.7152	0.6993	0.6829	0.6661	0.6489	0.6315	0.6137	0.5955	0.5772	0.5586	0.5400
E	33	0.8015	0.7888	0.7756	0.7619	0.7475	0.7325	0.7171	0.7011	0.6847	0.6678	0.6507	0.6331	0.6153	0.5972	0.5787	0.5601	0.5415
N	34	0.8034	0.7908	0.7776	0.7638	0.7494	0.7344	0.7190	0.7030	0.6865	0.6697	0.6525	0.6349	0.6171	0.5989	0.5804	0.5618	0.5431
E	35	0.8054	0.7928	0.7796	0.7658	0.7514	0.7364	0.7210	0.7049	0.6885	0.6716	0.6544	0.6368	0.6189	0.6007	0.5823	0.5635	0.5448
F	36	0.8075	0.7949	0.7817	0.7679	0.7535	0.7385	0.7230	0.7070	0.6906	0.6737	0.6564	0.6388	0.6209	0.6027	0.5842	0.5654	0.5466
I	37	0.8097	0.7972	0.7840	0.7701	0.7558	0.7408	0.7253	0.7092	0.6928	0.6759	0.6586	0.6410	0.6230	0.6047	0.5862	0.5674	0.5486
C	38	0.8120	0.7995	0.7863	0.7725	0.7581	0.7431	0.7276	0.7116	0.6951	0.6781	0.6609	0.6432	0.6252	0.6069	0.5883	0.5695	0.5506
I	39	0.8144	0.8019	0.7887	0.7750	0.7606	0.7456	0.7301	0.7141	0.6976	0.6806	0.6633	0.6456	0.6275	0.6092	0.5906	0.5717	0.5527
A	40	0.8169	0.8044	0.7913	0.7776	0.7632	0.7482	0.7327	0.7167	0.7002	0.6832	0.6658	0.6481	0.6301	0.6116	0.5930	0.5740	0.5551
R	41	0.8196	0.8071	0.7940	0.7803	0.7659	0.7509	0.7354	0.7194	0.7029	0.6859	0.6685	0.6507	0.6327	0.6142	0.5955	0.5765	0.5575
Y	42	0.8223	0.8099	0.7968	0.7831	0.7687	0.7538	0.7384	0.7223	0.7057	0.6887	0.6713	0.6535	0.6354	0.6170	0.5982	0.5791	0.5601
	43	0.8251	0.8128	0.7998	0.7861	0.7717	0.7568	0.7413	0.7253	0.7088	0.6917	0.6743	0.6565	0.6384	0.6198	0.6010	0.5819	0.5628
	44	0.8281	0.8158	0.8028	0.7892	0.7749	0.7600	0.7445	0.7284	0.7119	0.6948	0.6774	0.6596	0.6414	0.6228	0.6040	0.5848	0.5657
	45	0.8312	0.8189	0.8059	0.7924	0.7781	0.7633	0.7478	0.7317	0.7152	0.6981	0.6807	0.6628	0.6446	0.6260	0.6072	0.5880	0.5687
	46	0.8343	0.8221	0.8092	0.7957	0.7815	0.7666	0.7512	0.7352	0.7187	0.7016	0.6841	0.6663	0.6480	0.6294	0.6104	0.5912	0.5719
	47	0.8376	0.8255	0.8127	0.7992	0.7850	0.7702	0.7549	0.7388	0.7223	0.7052	0.6877	0.6699	0.6516	0.6329	0.6140	0.5946	0.5753
	48	0.8409	0.8289	0.8162	0.8028	0.7887	0.7739	0.7586	0.7426	0.7261	0.7090	0.6915	0.6737	0.6553	0.6367	0.6176	0.5983	0.5789
	49	0.8444	0.8325	0.8198	0.8066	0.7925	0.7778	0.7625	0.7465	0.7301	0.7130	0.6955	0.6776	0.6593	0.6406	0.6215	0.6021	0.5826
	50	0.8480	0.8361	0.8236	0.8104	0.7964	0.7818	0.7665	0.7506	0.7342	0.7172	0.6997	0.6818	0.6634	0.6447	0.6256	0.6061	0.5866
	51	0.8516	0.8399	0.8275	0.8143	0.8005	0.7859	0.7707	0.7549	0.7385	0.7215	0.7040	0.6861	0.6678	0.6490	0.6299	0.6104	0.5908
	52	0.8554	0.8438	0.8315	0.8184	0.8047	0.7902	0.7751	0.7593	0.7429	0.7260	0.7086	0.6907	0.6724	0.6536	0.6344	0.6149	0.5952
	53	0.8591	0.8477	0.8356	0.8227	0.8090	0.7946	0.7796	0.7639	0.7476	0.7307	0.7133	0.6954	0.6771	0.6583	0.6391	0.6195	0.5998
	54	0.8630	0.8517	0.8397	0.8270	0.8134	0.7992	0.7843	0.7686	0.7524	0.7356	0.7182	0.7004	0.6821	0.6633	0.6441	0.6245	0.6047
	55	0.8670	0.8558	0.8440	0.8314	0.8180	0.8038	0.7891	0.7735	0.7574	0.7407	0.7234	0.7056	0.6873	0.6685	0.6493	0.6296	0.6098

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	56	0.8709	0.8600	0.8483	0.8358	0.8227	0.8087	0.7940	0.7786	0.7626	0.7459	0.7287	0.7109	0.6927	0.6739	0.6547	0.6351	0.6152
G	57	0.8749	0.8642	0.8527	0.8405	0.8274	0.8136	0.7991	0.7838	0.7679	0.7513	0.7342	0.7165	0.6983	0.6795	0.6603	0.6407	0.6209
E	58	0.8790	0.8685	0.8571	0.8451	0.8322	0.8186	0.8043	0.7891	0.7734	0.7569	0.7399	0.7223	0.7041	0.6854	0.6663	0.6466	0.6267
	59	0.8830	0.8728	0.8617	0.8498	0.8371	0.8236	0.8095	0.7945	0.7789	0.7626	0.7457	0.7282	0.7101	0.6915	0.6724	0.6527	0.6329
O	60	0.8871	0.8771	0.8662	0.8546	0.8421	0.8288	0.8149	0.8001	0.7846	0.7685	0.7517	0.7343	0.7164	0.6978	0.6787	0.6591	0.6393
F	61	0.8912	0.8814	0.8707	0.8594	0.8471	0.8341	0.8203	0.8057	0.7905	0.7745	0.7579	0.7406	0.7228	0.7043	0.6853	0.6657	0.6459
	62	0.8952	0.8857	0.8753	0.8641	0.8521	0.8393	0.8258	0.8114	0.7964	0.7806	0.7642	0.7471	0.7294	0.7110	0.6921	0.6726	0.6528
B	63	0.8993	0.8900	0.8799	0.8690	0.8572	0.8447	0.8314	0.8173	0.8025	0.7868	0.7706	0.7536	0.7361	0.7178	0.6990	0.6796	0.6599
E	64	0.9033	0.8942	0.8844	0.8737	0.8623	0.8500	0.8370	0.8231	0.8085	0.7931	0.7770	0.7603	0.7429	0.7249	0.7062	0.6869	0.6672
N	65	0.9073	0.8984	0.8889	0.8785	0.8674	0.8553	0.8426	0.8290	0.8147	0.7995	0.7837	0.7671	0.7500	0.7321	0.7135	0.6943	0.6748
E	66	0.9111	0.9026	0.8934	0.8833	0.8724	0.8607	0.8482	0.8349	0.8208	0.8059	0.7903	0.7741	0.7571	0.7394	0.7210	0.7019	0.6825
F	67	0.9150	0.9067	0.8978	0.8880	0.8774	0.8660	0.8539	0.8408	0.8270	0.8124	0.7971	0.7811	0.7643	0.7468	0.7286	0.7097	0.6904
I	68	0.9187	0.9108	0.9021	0.8927	0.8823	0.8713	0.8594	0.8466	0.8332	0.8189	0.8038	0.7881	0.7716	0.7543	0.7363	0.7176	0.6985
C	69	0.9224	0.9148	0.9064	0.8973	0.8873	0.8765	0.8650	0.8525	0.8394	0.8253	0.8106	0.7952	0.7789	0.7619	0.7441	0.7257	0.7067
I	70	0.9260	0.9186	0.9105	0.9017	0.8921	0.8816	0.8704	0.8584	0.8455	0.8318	0.8174	0.8023	0.7863	0.7695	0.7520	0.7338	0.7150
A	71	0.9295	0.9224	0.9147	0.9062	0.8968	0.8867	0.8759	0.8641	0.8516	0.8383	0.8242	0.8094	0.7937	0.7772	0.7600	0.7420	0.7235
R	72	0.9329	0.9262	0.9186	0.9105	0.9015	0.8917	0.8812	0.8698	0.8577	0.8447	0.8309	0.8164	0.8011	0.7849	0.7680	0.7503	0.7320
Y	73	0.9362	0.9297	0.9225	0.9147	0.9060	0.8966	0.8864	0.8754	0.8636	0.8509	0.8376	0.8234	0.8085	0.7926	0.7761	0.7586	0.7406
	74	0.9394	0.9332	0.9263	0.9188	0.9105	0.9014	0.8915	0.8809	0.8695	0.8572	0.8442	0.8304	0.8158	0.8003	0.7841	0.7669	0.7492
	75	0.9424	0.9366	0.9300	0.9228	0.9147	0.9060	0.8965	0.8862	0.8753	0.8634	0.8507	0.8373	0.8231	0.8080	0.7920	0.7753	0.7579
	76	0.9454	0.9398	0.9335	0.9266	0.9189	0.9106	0.9015	0.8915	0.8809	0.8694	0.8572	0.8441	0.8303	0.8155	0.8000	0.7835	0.7665
	77	0.9483	0.9429	0.9369	0.9303	0.9230	0.9149	0.9062	0.8966	0.8864	0.8752	0.8634	0.8508	0.8374	0.8230	0.8078	0.7917	0.7750
	78	0.9510	0.9460	0.9402	0.9339	0.9269	0.9192	0.9108	0.9016	0.8918	0.8810	0.8695	0.8573	0.8443	0.8304	0.8156	0.7998	0.7836
	79	0.9536	0.9488	0.9433	0.9374	0.9307	0.9233	0.9152	0.9064	0.8969	0.8866	0.8755	0.8638	0.8512	0.8376	0.8232	0.8080	0.7920
	80	0.9561	0.9515	0.9464	0.9407	0.9343	0.9272	0.9196	0.9111	0.9019	0.8921	0.8814	0.8700	0.8578	0.8447	0.8307	0.8159	0.8003
	81	0.9585	0.9542	0.9493	0.9438	0.9378	0.9310	0.9237	0.9156	0.9069	0.8973	0.8871	0.8761	0.8643	0.8517	0.8382	0.8237	0.8085
	82	0.9608	0.9567	0.9521	0.9469	0.9412	0.9347	0.9277	0.9200	0.9116	0.9025	0.8926	0.8821	0.8708	0.8585	0.8454	0.8314	0.8167
	83	0.9631	0.9592	0.9548	0.9498	0.9444	0.9383	0.9316	0.9242	0.9162	0.9075	0.8980	0.8880	0.8770	0.8652	0.8525	0.8389	0.8247
	84	0.9652	0.9615	0.9573	0.9527	0.9475	0.9417	0.9354	0.9283	0.9207	0.9123	0.9033	0.8936	0.8831	0.8717	0.8595	0.8464	0.8326
	85	0.9672	0.9637	0.9598	0.9554	0.9504	0.9450	0.9390	0.9323	0.9250	0.9170	0.9084	0.8991	0.8891	0.8781	0.8664	0.8537	0.8403

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	25	0.9910	0.9903	0.9894	0.9885	0.9876	0.9865	0.9853	0.9841	0.9826	0.9812	0.9796	0.9779	0.9760	0.9741	0.9719	0.9696	0.9671
G	26	0.9912	0.9905	0.9897	0.9887	0.9878	0.9868	0.9856	0.9844	0.9830	0.9816	0.9801	0.9783	0.9765	0.9746	0.9724	0.9701	0.9676
E	27	0.9914	0.9908	0.9899	0.9890	0.9881	0.9872	0.9859	0.9848	0.9834	0.9820	0.9804	0.9787	0.9770	0.9750	0.9729	0.9706	0.9682
	28	0.9917	0.9910	0.9902	0.9893	0.9885	0.9874	0.9863	0.9852	0.9838	0.9825	0.9810	0.9793	0.9775	0.9755	0.9735	0.9712	0.9688
O	29	0.9920	0.9913	0.9905	0.9896	0.9888	0.9878	0.9867	0.9855	0.9842	0.9829	0.9814	0.9797	0.9780	0.9761	0.9740	0.9718	0.9694
F	30	0.9922	0.9915	0.9908	0.9899	0.9892	0.9882	0.9870	0.9860	0.9846	0.9834	0.9818	0.9802	0.9785	0.9766	0.9746	0.9724	0.9700
	31	0.9925	0.9918	0.9910	0.9903	0.9895	0.9885	0.9874	0.9863	0.9850	0.9838	0.9824	0.9807	0.9790	0.9772	0.9752	0.9730	0.9706
B	32	0.9927	0.9920	0.9913	0.9906	0.9898	0.9888	0.9878	0.9867	0.9855	0.9843	0.9828	0.9812	0.9795	0.9777	0.9758	0.9737	0.9713
E	33	0.9929	0.9923	0.9916	0.9909	0.9901	0.9892	0.9881	0.9872	0.9859	0.9847	0.9833	0.9818	0.9801	0.9783	0.9764	0.9743	0.9720
N	34	0.9931	0.9925	0.9919	0.9912	0.9904	0.9896	0.9885	0.9875	0.9863	0.9851	0.9838	0.9823	0.9807	0.9789	0.9770	0.9749	0.9727
E	35	0.9934	0.9928	0.9921	0.9915	0.9907	0.9899	0.9889	0.9880	0.9867	0.9856	0.9843	0.9828	0.9812	0.9795	0.9776	0.9756	0.9734
F	36	0.9936	0.9930	0.9924	0.9918	0.9911	0.9902	0.9893	0.9883	0.9872	0.9861	0.9848	0.9833	0.9818	0.9801	0.9783	0.9763	0.9741
I	37	0.9939	0.9933	0.9927	0.9921	0.9914	0.9906	0.9896	0.9887	0.9876	0.9865	0.9852	0.9838	0.9824	0.9807	0.9789	0.9770	0.9749
C	38	0.9941	0.9936	0.9930	0.9923	0.9917	0.9909	0.9900	0.9891	0.9881	0.9870	0.9858	0.9844	0.9830	0.9813	0.9796	0.9777	0.9755
I	39	0.9943	0.9938	0.9932	0.9926	0.9920	0.9913	0.9904	0.9895	0.9884	0.9874	0.9863	0.9850	0.9835	0.9820	0.9803	0.9784	0.9763
A	40	0.9945	0.9940	0.9935	0.9929	0.9923	0.9916	0.9907	0.9899	0.9889	0.9879	0.9867	0.9855	0.9841	0.9826	0.9809	0.9791	0.9770
R	41	0.9947	0.9942	0.9938	0.9932	0.9926	0.9919	0.9911	0.9903	0.9893	0.9884	0.9872	0.9860	0.9847	0.9832	0.9816	0.9798	0.9779
Y	42	0.9949	0.9944	0.9940	0.9935	0.9929	0.9922	0.9915	0.9907	0.9897	0.9889	0.9877	0.9865	0.9852	0.9838	0.9822	0.9805	0.9786
	43	0.9951	0.9947	0.9942	0.9937	0.9931	0.9925	0.9918	0.9911	0.9902	0.9892	0.9882	0.9870	0.9858	0.9845	0.9829	0.9812	0.9794
	44	0.9953	0.9949	0.9944	0.9940	0.9934	0.9928	0.9921	0.9914	0.9905	0.9897	0.9887	0.9876	0.9863	0.9851	0.9836	0.9819	0.9801
	45	0.9955	0.9951	0.9947	0.9942	0.9937	0.9931	0.9924	0.9918	0.9909	0.9901	0.9891	0.9881	0.9869	0.9857	0.9842	0.9826	0.9809
	46	0.9957	0.9953	0.9949	0.9944	0.9940	0.9934	0.9928	0.9921	0.9913	0.9906	0.9896	0.9885	0.9874	0.9862	0.9848	0.9833	0.9816
	47	0.9959	0.9955	0.9952	0.9947	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9901	0.9891	0.9880	0.9868	0.9855	0.9840	0.9824
	48	0.9961	0.9957	0.9953	0.9949	0.9946	0.9940	0.9934	0.9928	0.9921	0.9914	0.9905	0.9895	0.9885	0.9874	0.9861	0.9847	0.9831
	49	0.9962	0.9959	0.9955	0.9952	0.9948	0.9943	0.9937	0.9932	0.9925	0.9918	0.9909	0.9900	0.9890	0.9879	0.9867	0.9854	0.9838
	50	0.9964	0.9961	0.9958	0.9954	0.9950	0.9945	0.9940	0.9935	0.9928	0.9921	0.9914	0.9905	0.9896	0.9885	0.9873	0.9860	0.9845
	51	0.9966	0.9963	0.9960	0.9956	0.9953	0.9948	0.9943	0.9938	0.9931	0.9925	0.9917	0.9909	0.9900	0.9891	0.9879	0.9867	0.9853
	52	0.9967	0.9964	0.9961	0.9958	0.9955	0.9951	0.9946	0.9941	0.9934	0.9929	0.9922	0.9914	0.9905	0.9896	0.9885	0.9873	0.9860
	53	0.9969	0.9967	0.9964	0.9960	0.9957	0.9954	0.9948	0.9944	0.9938	0.9933	0.9926	0.9918	0.9910	0.9901	0.9891	0.9880	0.9867
	54	0.9970	0.9968	0.9965	0.9962	0.9960	0.9956	0.9951	0.9947	0.9941	0.9936	0.9929	0.9922	0.9914	0.9906	0.9896	0.9885	0.9873
	55	0.9972	0.9970	0.9967	0.9964	0.9962	0.9958	0.9953	0.9950	0.9944	0.9939	0.9933	0.9926	0.9919	0.9911	0.9901	0.9891	0.9880

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
A	56	0.9973	0.9971	0.9969	0.9966	0.9963	0.9960	0.9956	0.9953	0.9947	0.9942	0.9937	0.9930	0.9924	0.9916	0.9907	0.9897	0.9886
G	57	0.9975	0.9973	0.9970	0.9968	0.9966	0.9963	0.9959	0.9955	0.9950	0.9946	0.9940	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892
E	58	0.9976	0.9974	0.9972	0.9969	0.9968	0.9965	0.9961	0.9958	0.9953	0.9949	0.9944	0.9937	0.9931	0.9925	0.9917	0.9908	0.9898
	59	0.9977	0.9975	0.9974	0.9971	0.9969	0.9966	0.9963	0.9960	0.9955	0.9952	0.9947	0.9941	0.9936	0.9929	0.9922	0.9913	0.9903
O	60	0.9978	0.9977	0.9975	0.9973	0.9971	0.9969	0.9965	0.9962	0.9958	0.9955	0.9950	0.9945	0.9939	0.9933	0.9927	0.9919	0.9910
F	61	0.9980	0.9978	0.9976	0.9975	0.9973	0.9971	0.9967	0.9965	0.9961	0.9958	0.9954	0.9948	0.9943	0.9938	0.9931	0.9923	0.9915
	62	0.9981	0.9980	0.9978	0.9976	0.9975	0.9972	0.9969	0.9967	0.9963	0.9961	0.9956	0.9952	0.9946	0.9942	0.9935	0.9928	0.9920
B	63	0.9982	0.9981	0.9979	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9963	0.9959	0.9955	0.9950	0.9945	0.9940	0.9932	0.9925
E	64	0.9983	0.9982	0.9981	0.9979	0.9978	0.9976	0.9973	0.9971	0.9967	0.9965	0.9962	0.9958	0.9953	0.9948	0.9944	0.9937	0.9930
N	65	0.9984	0.9983	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9947	0.9942	0.9934
E	66	0.9985	0.9984	0.9983	0.9981	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9966	0.9963	0.9959	0.9955	0.9951	0.9946	0.9939
F	67	0.9986	0.9985	0.9984	0.9983	0.9982	0.9980	0.9978	0.9977	0.9973	0.9972	0.9970	0.9966	0.9962	0.9958	0.9954	0.9949	0.9944
I	68	0.9987	0.9987	0.9985	0.9984	0.9984	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9961	0.9957	0.9953	0.9948
C	69	0.9988	0.9987	0.9987	0.9985	0.9984	0.9983	0.9981	0.9980	0.9977	0.9976	0.9973	0.9971	0.9968	0.9965	0.9960	0.9956	0.9952
I	70	0.9989	0.9988	0.9987	0.9986	0.9986	0.9984	0.9983	0.9981	0.9979	0.9978	0.9976	0.9973	0.9970	0.9968	0.9964	0.9960	0.9955
A	71	0.9990	0.9989	0.9988	0.9987	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9967	0.9963	0.9959
R	72	0.9990	0.9990	0.9989	0.9988	0.9988	0.9986	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9966	0.9962
Y	73	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9983	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9965
	74	0.9992	0.9991	0.9990	0.9990	0.9990	0.9989	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9978	0.9977	0.9974	0.9971	0.9968
	75	0.9993	0.9992	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9984	0.9982	0.9981	0.9978	0.9977	0.9973	0.9970
	76	0.9993	0.9993	0.9992	0.9991	0.9991	0.9991	0.9989	0.9989	0.9987	0.9987	0.9985	0.9984	0.9982	0.9981	0.9978	0.9976	0.9973
	77	0.9993	0.9993	0.9993	0.9992	0.9992	0.9992	0.9990	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9981	0.9978	0.9976
	78	0.9994	0.9994	0.9993	0.9993	0.9993	0.9992	0.9991	0.9991	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9977
	79	0.9995	0.9994	0.9994	0.9993	0.9993	0.9993	0.9992	0.9992	0.9990	0.9990	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980
	80	0.9995	0.9995	0.9994	0.9994	0.9994	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9981
	81	0.9996	0.9996	0.9995	0.9994	0.9995	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9988	0.9988	0.9987	0.9985	0.9983
	82	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9992	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985
	83	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9995	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9986
	84	0.9996	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9987
	85	0.9997	0.9996	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9995	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	25	0.9645	0.9616	0.9586	0.9553	0.9519	0.9483	0.9444	0.9403	0.9360	0.9314	0.9266	0.9215	0.9159	0.9101	0.9039	0.8974	0.8903
G	26	0.9651	0.9622	0.9592	0.9559	0.9526	0.9490	0.9451	0.9411	0.9367	0.9321	0.9274	0.9222	0.9167	0.9109	0.9047	0.8982	0.8912
E	27	0.9657	0.9628	0.9598	0.9566	0.9533	0.9497	0.9458	0.9417	0.9374	0.9329	0.9281	0.9230	0.9175	0.9117	0.9055	0.8990	0.8920
	28	0.9662	0.9635	0.9605	0.9573	0.9539	0.9504	0.9465	0.9425	0.9383	0.9337	0.9289	0.9238	0.9184	0.9126	0.9064	0.8999	0.8929
O	29	0.9669	0.9641	0.9611	0.9580	0.9547	0.9511	0.9473	0.9433	0.9391	0.9345	0.9298	0.9247	0.9192	0.9135	0.9073	0.9008	0.8939
F	30	0.9675	0.9648	0.9619	0.9587	0.9554	0.9519	0.9481	0.9442	0.9399	0.9354	0.9307	0.9256	0.9201	0.9145	0.9083	0.9018	0.8949
	31	0.9682	0.9654	0.9626	0.9595	0.9562	0.9527	0.9490	0.9450	0.9408	0.9363	0.9316	0.9266	0.9212	0.9154	0.9093	0.9029	0.8959
B	32	0.9689	0.9662	0.9634	0.9602	0.9570	0.9535	0.9498	0.9459	0.9417	0.9373	0.9326	0.9276	0.9222	0.9166	0.9104	0.9040	0.8971
E	33	0.9696	0.9669	0.9641	0.9610	0.9579	0.9544	0.9507	0.9468	0.9426	0.9383	0.9336	0.9287	0.9233	0.9176	0.9115	0.9051	0.8982
N	34	0.9703	0.9677	0.9649	0.9619	0.9587	0.9553	0.9517	0.9478	0.9437	0.9393	0.9347	0.9297	0.9244	0.9188	0.9127	0.9063	0.8995
E	35	0.9711	0.9685	0.9658	0.9628	0.9596	0.9563	0.9526	0.9488	0.9447	0.9404	0.9358	0.9309	0.9256	0.9200	0.9140	0.9077	0.9008
F	36	0.9718	0.9693	0.9666	0.9636	0.9605	0.9572	0.9536	0.9498	0.9458	0.9415	0.9370	0.9321	0.9268	0.9213	0.9153	0.9089	0.9021
I	37	0.9726	0.9701	0.9674	0.9645	0.9615	0.9582	0.9546	0.9509	0.9469	0.9426	0.9382	0.9333	0.9280	0.9226	0.9166	0.9104	0.9036
C	38	0.9734	0.9710	0.9683	0.9655	0.9624	0.9592	0.9557	0.9520	0.9481	0.9439	0.9394	0.9346	0.9294	0.9240	0.9181	0.9118	0.9051
I	39	0.9742	0.9718	0.9692	0.9664	0.9635	0.9603	0.9568	0.9531	0.9492	0.9451	0.9407	0.9360	0.9308	0.9254	0.9195	0.9133	0.9067
A	40	0.9750	0.9726	0.9701	0.9673	0.9645	0.9613	0.9579	0.9544	0.9505	0.9464	0.9420	0.9373	0.9322	0.9269	0.9211	0.9149	0.9083
R	41	0.9758	0.9735	0.9710	0.9683	0.9655	0.9624	0.9591	0.9556	0.9517	0.9477	0.9434	0.9388	0.9337	0.9285	0.9227	0.9166	0.9100
Y	42	0.9766	0.9744	0.9719	0.9693	0.9665	0.9635	0.9602	0.9568	0.9530	0.9491	0.9448	0.9402	0.9353	0.9301	0.9243	0.9183	0.9118
	43	0.9774	0.9753	0.9729	0.9703	0.9676	0.9646	0.9614	0.9580	0.9543	0.9505	0.9463	0.9417	0.9369	0.9317	0.9261	0.9200	0.9136
	44	0.9783	0.9761	0.9738	0.9713	0.9686	0.9658	0.9626	0.9593	0.9557	0.9518	0.9478	0.9433	0.9385	0.9334	0.9278	0.9219	0.9155
	45	0.9790	0.9770	0.9748	0.9723	0.9697	0.9669	0.9638	0.9606	0.9571	0.9533	0.9493	0.9449	0.9401	0.9352	0.9296	0.9238	0.9175
	46	0.9799	0.9778	0.9757	0.9733	0.9708	0.9681	0.9651	0.9619	0.9584	0.9548	0.9508	0.9465	0.9418	0.9369	0.9315	0.9258	0.9195
	47	0.9807	0.9787	0.9766	0.9743	0.9719	0.9692	0.9663	0.9632	0.9599	0.9562	0.9524	0.9482	0.9436	0.9387	0.9334	0.9277	0.9216
	48	0.9815	0.9796	0.9775	0.9753	0.9730	0.9704	0.9675	0.9645	0.9613	0.9577	0.9539	0.9499	0.9453	0.9406	0.9354	0.9297	0.9237
	49	0.9823	0.9804	0.9785	0.9763	0.9741	0.9715	0.9688	0.9659	0.9627	0.9593	0.9556	0.9516	0.9471	0.9425	0.9374	0.9319	0.9259
	50	0.9831	0.9813	0.9794	0.9773	0.9751	0.9727	0.9700	0.9672	0.9641	0.9608	0.9572	0.9532	0.9489	0.9444	0.9394	0.9340	0.9282
	51	0.9838	0.9821	0.9803	0.9783	0.9761	0.9739	0.9712	0.9685	0.9655	0.9622	0.9588	0.9550	0.9508	0.9464	0.9415	0.9362	0.9305
	52	0.9846	0.9830	0.9812	0.9792	0.9772	0.9750	0.9725	0.9698	0.9670	0.9638	0.9605	0.9567	0.9527	0.9483	0.9435	0.9384	0.9328
	53	0.9853	0.9838	0.9821	0.9802	0.9782	0.9761	0.9737	0.9712	0.9684	0.9653	0.9620	0.9585	0.9546	0.9503	0.9456	0.9406	0.9351
	54	0.9860	0.9846	0.9830	0.9812	0.9793	0.9772	0.9749	0.9724	0.9698	0.9668	0.9637	0.9602	0.9564	0.9523	0.9478	0.9429	0.9376
	55	0.9867	0.9853	0.9839	0.9821	0.9803	0.9783	0.9761	0.9738	0.9711	0.9683	0.9653	0.9620	0.9582	0.9544	0.9499	0.9452	0.9400

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
A	56	0.9874	0.9861	0.9846	0.9830	0.9813	0.9794	0.9773	0.9750	0.9726	0.9698	0.9670	0.9637	0.9602	0.9563	0.9521	0.9475	0.9424
G	57	0.9881	0.9868	0.9855	0.9839	0.9823	0.9804	0.9785	0.9763	0.9739	0.9714	0.9686	0.9654	0.9620	0.9583	0.9542	0.9498	0.9449
E	58	0.9887	0.9876	0.9863	0.9848	0.9832	0.9815	0.9796	0.9775	0.9753	0.9728	0.9701	0.9672	0.9638	0.9604	0.9563	0.9521	0.9473
	59	0.9894	0.9883	0.9870	0.9856	0.9842	0.9825	0.9807	0.9788	0.9766	0.9742	0.9717	0.9689	0.9657	0.9623	0.9585	0.9544	0.9498
O	60	0.9901	0.9890	0.9877	0.9864	0.9850	0.9835	0.9818	0.9799	0.9778	0.9756	0.9733	0.9705	0.9675	0.9643	0.9606	0.9567	0.9523
F	61	0.9906	0.9896	0.9885	0.9872	0.9859	0.9845	0.9828	0.9811	0.9791	0.9770	0.9747	0.9722	0.9693	0.9662	0.9627	0.9589	0.9547
	62	0.9912	0.9902	0.9892	0.9880	0.9868	0.9854	0.9839	0.9822	0.9803	0.9784	0.9762	0.9738	0.9710	0.9681	0.9648	0.9612	0.9572
B	63	0.9918	0.9909	0.9899	0.9888	0.9876	0.9863	0.9848	0.9833	0.9815	0.9797	0.9777	0.9754	0.9728	0.9699	0.9668	0.9634	0.9595
E	64	0.9923	0.9915	0.9906	0.9895	0.9884	0.9872	0.9858	0.9844	0.9827	0.9810	0.9790	0.9768	0.9744	0.9718	0.9688	0.9655	0.9618
N	65	0.9929	0.9920	0.9912	0.9902	0.9892	0.9880	0.9867	0.9853	0.9838	0.9822	0.9804	0.9783	0.9760	0.9735	0.9707	0.9676	0.9642
E	66	0.9933	0.9926	0.9917	0.9908	0.9899	0.9888	0.9876	0.9863	0.9849	0.9833	0.9817	0.9797	0.9776	0.9753	0.9726	0.9697	0.9664
F	67	0.9938	0.9931	0.9924	0.9914	0.9906	0.9896	0.9884	0.9873	0.9859	0.9845	0.9829	0.9812	0.9791	0.9769	0.9744	0.9716	0.9685
I	68	0.9943	0.9936	0.9928	0.9921	0.9912	0.9904	0.9892	0.9882	0.9869	0.9856	0.9841	0.9824	0.9805	0.9785	0.9761	0.9736	0.9706
C	69	0.9947	0.9941	0.9934	0.9926	0.9919	0.9910	0.9900	0.9890	0.9878	0.9866	0.9852	0.9837	0.9819	0.9800	0.9778	0.9754	0.9727
I	70	0.9950	0.9945	0.9939	0.9932	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9863	0.9849	0.9832	0.9815	0.9794	0.9772	0.9746
A	71	0.9954	0.9949	0.9943	0.9937	0.9931	0.9923	0.9915	0.9906	0.9896	0.9885	0.9873	0.9860	0.9845	0.9829	0.9809	0.9789	0.9765
R	72	0.9958	0.9953	0.9948	0.9942	0.9936	0.9929	0.9921	0.9913	0.9904	0.9894	0.9883	0.9871	0.9857	0.9841	0.9824	0.9805	0.9783
Y	73	0.9961	0.9957	0.9952	0.9946	0.9941	0.9935	0.9927	0.9920	0.9912	0.9902	0.9892	0.9881	0.9868	0.9854	0.9838	0.9820	0.9799
	74	0.9965	0.9960	0.9956	0.9951	0.9946	0.9940	0.9933	0.9927	0.9918	0.9910	0.9901	0.9890	0.9878	0.9866	0.9851	0.9835	0.9815
	75	0.9968	0.9964	0.9960	0.9955	0.9951	0.9945	0.9939	0.9932	0.9925	0.9918	0.9909	0.9900	0.9888	0.9877	0.9863	0.9848	0.9830
	76	0.9971	0.9967	0.9963	0.9958	0.9955	0.9950	0.9943	0.9938	0.9932	0.9924	0.9917	0.9908	0.9898	0.9887	0.9874	0.9861	0.9845
	77	0.9973	0.9970	0.9966	0.9962	0.9959	0.9954	0.9948	0.9943	0.9937	0.9931	0.9924	0.9916	0.9906	0.9897	0.9886	0.9873	0.9858
	78	0.9976	0.9972	0.9970	0.9965	0.9962	0.9958	0.9953	0.9948	0.9942	0.9937	0.9930	0.9924	0.9915	0.9906	0.9895	0.9884	0.9871
	79	0.9978	0.9975	0.9972	0.9969	0.9965	0.9962	0.9957	0.9953	0.9947	0.9943	0.9937	0.9930	0.9922	0.9915	0.9905	0.9894	0.9881
	80	0.9979	0.9977	0.9974	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9929	0.9922	0.9913	0.9904	0.9892
	81	0.9982	0.9979	0.9977	0.9974	0.9972	0.9968	0.9965	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9930	0.9921	0.9913	0.9902
	82	0.9983	0.9982	0.9979	0.9976	0.9974	0.9971	0.9968	0.9964	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9928	0.9921	0.9911
	83	0.9985	0.9983	0.9982	0.9978	0.9977	0.9974	0.9970	0.9968	0.9964	0.9960	0.9957	0.9953	0.9947	0.9942	0.9935	0.9928	0.9919
	84	0.9987	0.9985	0.9983	0.9981	0.9979	0.9976	0.9974	0.9971	0.9967	0.9965	0.9961	0.9957	0.9952	0.9947	0.9941	0.9935	0.9928
	85	0.9988	0.9986	0.9985	0.9982	0.9981	0.9979	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9956	0.9952	0.9946	0.9941	0.9935

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		42	43	44	45	45	47	418	49	50	51	52	53	54	55	56	57	58
A	25	0.8828	0.8749	0.8665	0.8576	0.8481	0.8382	0.8277	0.8167	0.8052	0.7932	0.7806	0.7676	0.7541	0.7400	0.7254	0.7102	0.6948
G	26	0.8837	0.8757	0.8673	0.8584	0.8490	0.8391	0.8286	0.8176	0.8062	0.7940	0.7815	0.7685	0.7550	0.7409	0.7263	0.7111	0.6957
E	27	0.8845	0.8766	0.8682	0.8594	0.8499	0.8399	0.8295	0.8185	0.8071	0.7950	0.7825	0.7695	0.7559	0.7418	0.7273	0.7121	0.6966
	28	0.8854	0.8776	0.8691	0.8603	0.8508	0.8409	0.8305	0.8195	0.8080	0.7960	0.7835	0.7704	0.7569	0.7428	0.7282	0.7130	0.6975
O	29	0.8864	0.8785	0.8702	0.8613	0.8519	0.8420	0.8316	0.8205	0.8091	0.7970	0.7845	0.7715	0.7580	0.7439	0.7293	0.7141	0.6986
F	30	0.8874	0.8796	0.8712	0.8624	0.8529	0.8430	0.8327	0.8217	0.8102	0.7982	0.7857	0.7726	0.7591	0.7450	0.7304	0.7152	0.6997
	31	0.8885	0.8807	0.8723	0.8635	0.8541	0.8442	0.8338	0.8228	0.8114	0.7994	0.7869	0.7739	0.7603	0.7462	0.7316	0.7165	0.7010
B	32	0.8896	0.8818	0.8735	0.8647	0.8553	0.8454	0.8351	0.8241	0.8126	0.8007	0.7881	0.7751	0.7616	0.7475	0.7329	0.7177	0.7023
E	33	0.8908	0.8830	0.8747	0.8660	0.8566	0.8467	0.8364	0.8254	0.8140	0.8020	0.7895	0.7765	0.7629	0.7489	0.7343	0.7191	0.7036
N	34	0.8921	0.8844	0.8761	0.8673	0.8580	0.8481	0.8377	0.8268	0.8154	0.8034	0.7909	0.7779	0.7644	0.7503	0.7357	0.7205	0.7050
E	35	0.8934	0.8857	0.8774	0.8687	0.8594	0.8495	0.8392	0.8283	0.8169	0.8049	0.7925	0.7795	0.7659	0.7519	0.7373	0.7221	0.7066
F	36	0.8949	0.8871	0.8789	0.8701	0.8609	0.8511	0.8407	0.8299	0.8185	0.8065	0.7941	0.7811	0.7676	0.7535	0.7389	0.7238	0.7082
I	37	0.8963	0.8886	0.8804	0.8717	0.8624	0.8527	0.8424	0.8315	0.8201	0.8082	0.7957	0.7828	0.7693	0.7553	0.7406	0.7254	0.7099
C	38	0.8979	0.8902	0.8820	0.8734	0.8642	0.8544	0.8441	0.8332	0.8219	0.8099	0.7975	0.7846	0.7711	0.7571	0.7425	0.7273	0.7118
I	39	0.8995	0.8918	0.8837	0.8751	0.8659	0.8562	0.8459	0.8351	0.8238	0.8119	0.7994	0.7865	0.7731	0.7590	0.7444	0.7292	0.7137
A	40	0.9011	0.8936	0.8855	0.8768	0.8677	0.8580	0.8479	0.8371	0.8257	0.8138	0.8014	0.7885	0.7751	0.7611	0.7465	0.7313	0.7158
R	41	0.9029	0.8954	0.8873	0.8788	0.8697	0.8600	0.8498	0.8391	0.8278	0.8159	0.8036	0.7907	0.7773	0.7633	0.7487	0.7336	0.7180
Y	42	0.9047	0.8972	0.8893	0.8807	0.8717	0.8621	0.8520	0.8412	0.8300	0.8182	0.8058	0.7930	0.7796	0.7656	0.7510	0.7359	0.7204
	43	0.9067	0.8992	0.8913	0.8828	0.8738	0.8642	0.8542	0.8435	0.8323	0.8205	0.8082	0.7953	0.7820	0.7680	0.7535	0.7383	0.7229
	44	0.9086	0.9012	0.8934	0.8850	0.8760	0.8665	0.8565	0.8459	0.8347	0.8230	0.8107	0.7979	0.7845	0.7705	0.7560	0.7410	0.7254
	45	0.9106	0.9033	0.8955	0.8872	0.8783	0.8689	0.8589	0.8483	0.8372	0.8255	0.8133	0.8005	0.7872	0.7733	0.7588	0.7437	0.7282
	46	0.9127	0.9055	0.8978	0.8896	0.8807	0.8714	0.8614	0.8509	0.8399	0.8282	0.8161	0.8033	0.7900	0.7761	0.7616	0.7466	0.7311
	47	0.9149	0.9078	0.9001	0.8920	0.8832	0.8739	0.8641	0.8536	0.8426	0.8310	0.8188	0.8062	0.7930	0.7791	0.7647	0.7496	0.7341
	48	0.9172	0.9101	0.9025	0.8945	0.8858	0.8765	0.8668	0.8564	0.8455	0.8340	0.8219	0.8093	0.7961	0.7822	0.7678	0.7528	0.7374
	49	0.9195	0.9125	0.9050	0.8970	0.8885	0.8793	0.8696	0.8593	0.8485	0.8370	0.8250	0.8124	0.7993	0.7855	0.7711	0.7561	0.7407
	50	0.9218	0.9150	0.9076	0.8997	0.8912	0.8822	0.8726	0.8623	0.8516	0.8402	0.8283	0.8157	0.8027	0.7889	0.7747	0.7597	0.7443
	51	0.9242	0.9174	0.9102	0.9025	0.8941	0.8851	0.8756	0.8655	0.8548	0.8435	0.8317	0.8192	0.8062	0.7925	0.7783	0.7634	0.7481
	52	0.9266	0.9200	0.9129	0.9053	0.8970	0.8881	0.8788	0.8688	0.8582	0.8470	0.8353	0.8229	0.8099	0.7963	0.7821	0.7672	0.7520
	53	0.9291	0.9227	0.9156	0.9081	0.9000	0.8913	0.8820	0.8721	0.8617	0.8506	0.8389	0.8267	0.8138	0.8002	0.7861	0.7713	0.7561
	54	0.9317	0.9254	0.9185	0.9111	0.9031	0.8945	0.8854	0.8756	0.8653	0.8543	0.8428	0.8306	0.8178	0.8044	0.7903	0.7756	0.7604
	55	0.9343	0.9281	0.9213	0.9141	0.9062	0.8978	0.8888	0.8792	0.8691	0.8582	0.8467	0.8347	0.8221	0.8087	0.7947	0.7801	0.7650

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

		59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
A	56	0.9368	0.9309	0.9242	0.9172	0.9095	0.9012	0.8924	0.8829	0.8729	0.8621	0.8508	0.8390	0.8264	0.8132	0.7993	0.7847	0.7698
G	57	0.9394	0.9336	0.9272	0.9203	0.9128	0.9047	0.8960	0.8867	0.8769	0.8662	0.8551	0.8434	0.8310	0.8179	0.8041	0.7896	0.7747
E	58	0.9421	0.9364	0.9302	0.9235	0.9162	0.9083	0.8998	0.8906	0.8810	0.8705	0.8595	0.8480	0.8356	0.8227	0.8091	0.7947	0.7799
	59	0.9448	0.9393	0.9332	0.9267	0.9196	0.9118	0.9035	0.8946	0.8851	0.8749	0.8641	0.8526	0.8405	0.8278	0.8142	0.8000	0.7854
O	60	0.9474	0.9420	0.9362	0.9299	0.9230	0.9154	0.9074	0.8986	0.8894	0.8793	0.8687	0.8575	0.8456	0.8329	0.8196	0.8056	0.7910
F	61	0.9500	0.9449	0.9393	0.9331	0.9264	0.9192	0.9113	0.9028	0.8937	0.8839	0.8735	0.8625	0.8508	0.8383	0.8252	0.8113	0.7969
	62	0.9526	0.9477	0.9423	0.9364	0.9299	0.9228	0.9152	0.9069	0.8981	0.8885	0.8784	0.8676	0.8561	0.8439	0.8309	0.8172	0.8030
B	63	0.9553	0.9505	0.9453	0.9396	0.9334	0.9265	0.9192	0.9111	0.9026	0.8932	0.8833	0.8727	0.8615	0.8495	0.8368	0.8233	0.8093
E	64	0.9577	0.9532	0.9483	0.9429	0.9368	0.9302	0.9231	0.9153	0.9070	0.8979	0.8883	0.8780	0.8670	0.8553	0.8428	0.8295	0.8158
N	65	0.9602	0.9559	0.9512	0.9460	0.9402	0.9339	0.9271	0.9196	0.9115	0.9027	0.8934	0.8833	0.8726	0.8611	0.8489	0.8359	0.8224
E	66	0.9627	0.9586	0.9541	0.9491	0.9436	0.9376	0.9310	0.9238	0.9159	0.9075	0.8984	0.8887	0.8783	0.8671	0.8551	0.8425	0.8291
F	67	0.9651	0.9612	0.9569	0.9522	0.9469	0.9411	0.9348	0.9279	0.9204	0.9122	0.9035	0.8940	0.8839	0.8731	0.8614	0.8490	0.8360
I	68	0.9674	0.9637	0.9596	0.9552	0.9502	0.9447	0.9386	0.9320	0.9248	0.9169	0.9085	0.8994	0.8896	0.8790	0.8678	0.8557	0.8429
C	69	0.9696	0.9661	0.9623	0.9581	0.9534	0.9481	0.9424	0.9360	0.9291	0.9216	0.9135	0.9047	0.8953	0.8851	0.8741	0.8623	0.8500
I	70	0.9717	0.9685	0.9648	0.9609	0.9564	0.9514	0.9460	0.9400	0.9334	0.9262	0.9185	0.9100	0.9009	0.8911	0.8804	0.8690	0.8570
A	71	0.9737	0.9708	0.9674	0.9636	0.9594	0.9547	0.9496	0.9438	0.9376	0.9307	0.9233	0.9153	0.9065	0.8971	0.8869	0.8758	0.8641
R	72	0.9757	0.9729	0.9697	0.9662	0.9622	0.9578	0.9530	0.9476	0.9417	0.9351	0.9280	0.9204	0.9120	0.9029	0.8931	0.8825	0.8712
Y	73	0.9776	0.9750	0.9720	0.9687	0.9650	0.9608	0.9563	0.9512	0.9456	0.9395	0.9327	0.9254	0.9174	0.9087	0.8993	0.8890	0.8782
	74	0.9794	0.9769	0.9742	0.9711	0.9677	0.9638	0.9595	0.9547	0.9494	0.9436	0.9372	0.9303	0.9227	0.9145	0.9054	0.8956	0.8852
	75	0.9811	0.9788	0.9763	0.9734	0.9701	0.9665	0.9626	0.9580	0.9531	0.9476	0.9416	0.9351	0.9279	0.9200	0.9114	0.9020	0.8920
	76	0.9826	0.9806	0.9782	0.9755	0.9726	0.9691	0.9654	0.9613	0.9566	0.9515	0.9459	0.9397	0.9329	0.9254	0.9172	0.9083	0.8988
	77	0.9841	0.9822	0.9800	0.9776	0.9748	0.9716	0.9682	0.9643	0.9600	0.9552	0.9498	0.9441	0.9377	0.9306	0.9228	0.9143	0.9053
	78	0.9854	0.9837	0.9817	0.9795	0.9769	0.9740	0.9708	0.9672	0.9632	0.9587	0.9537	0.9483	0.9422	0.9356	0.9283	0.9202	0.9116
	79	0.9868	0.9852	0.9833	0.9813	0.9789	0.9762	0.9732	0.9699	0.9662	0.9619	0.9573	0.9522	0.9466	0.9403	0.9335	0.9259	0.9178
	80	0.9880	0.9865	0.9848	0.9829	0.9808	0.9783	0.9755	0.9724	0.9690	0.9650	0.9608	0.9560	0.9508	0.9449	0.9384	0.9313	0.9236
	81	0.9891	0.9877	0.9861	0.9845	0.9824	0.9802	0.9777	0.9748	0.9717	0.9680	0.9640	0.9596	0.9547	0.9493	0.9432	0.9365	0.9292
	82	0.9901	0.9888	0.9875	0.9859	0.9841	0.9819	0.9796	0.9770	0.9741	0.9707	0.9671	0.9629	0.9584	0.9534	0.9477	0.9414	0.9346
	83	0.9910	0.9899	0.9886	0.9872	0.9855	0.9836	0.9816	0.9791	0.9764	0.9733	0.9699	0.9662	0.9619	0.9572	0.9519	0.9460	0.9397
	84	0.9918	0.9908	0.9896	0.9884	0.9869	0.9851	0.9833	0.9810	0.9786	0.9757	0.9726	0.9691	0.9652	0.9608	0.9560	0.9504	0.9445
	85	0.9927	0.9918	0.9907	0.9895	0.9882	0.9865	0.9848	0.9828	0.9806	0.9779	0.9750	0.9719	0.9683	0.9643	0.9597	0.9547	0.9492

Sub appendix A-4

Domestic Partner Benefits Including a Pre-Retirement Domestic

Partner Survivor Annuity and a

Post-Retirement Domestic Partner Survivor Annuity Benefit

Domestic Partner Benefits
Age Group	Charge	O&R Charge
<30	0.02%	0.10%
30-34	0.04%	0.10%
35-39	0.06%	0.10%
40-44	0.07%	0.15%
45-49	0.10%	0.20%
50-54	0.15%	0.35%
55-59	0.30%	0.55%
60-64	0.60%	0.80%
65-69	1.15%	N/A

1.	Charges are factor per year of coverage.

2.	Charges are based on IRS Mortality Table for 2008.

3.	Current O&R charges apply to deferred vested participants; all benefits should start at age 65.

APPENDICES

THE

CONSOLIDATED EDISON

RETIREMENT PLAN

Part II (b)

i

Subject to the Following Amendments and Clarifications:

— Clarified on May 2, 2002;

— Amended December 13, 2001;

— Amended April 2003 In Accordance with

IRS Issuance of Favorable Determination Letter;

— Amended August 2004 for 2004 Agreement Between Local

Union 503 of the International Brotherhood of Electrical

Workers, AFL0-CIO and O&R;

— Amended August 2004 for 0&R Management Employees

Changes Concurrent with O&R Hourly

Employees;

— Amended August 2004 for the 2004-2008 Collective

Bargaining Agreement Between Consolidated Edison

Company of New York, Inc and Local 1-2 of the Utility

Workers Union of America, AFL-CIO;

— Amended July 2004 for Updated Factors for 0&R Optional

Forms;

— Amended and Restated November 2004 for Miscellaneous

Changes;

— Amended September 2005 for the 2005-2009 Collective

Bargaining Contract Between

Consolidated Edison Company of New York, Inc. and

Local Union No. 3 of the International Brotherhood of Electrical

Workers, AFL-CIO;

— Amended November 2008 In Accordance with the

September 23, 2008 IRS Favorable Determination Letter;

— Amended December 2008 For Domestic Partner Benefits,

Accelerated Vesting for Cash Balance

and 75% QJSA Option;

— Amended December 2008 for the 2008-2012 Collective

Bargaining Contract Between Consolidated Edison

Company of New York, Inc. and Local 1-2 of the Utility

Workers Union of America, AFL-CIO; and

— Amended December 2008 for a Special Pension Accrual

for CECONY Management Employees.

Restated as of January 31, 2007 in Accordance with

Revenue Procedure 2005-66 and Notice 2005-101.

The Restatement Reflects Changes Under EGTRRA,

With technical corrections made by the

Job Creation and Worker Assistance Act of 2002 (JCWAA),

the Pension Funding Equity Act of 2004 (PFEA), and

the American Jobs Creation Act of 2004 (AJCA)

APPENDICES

TABLE OF CONTENT

	Name of Appendix	Page
Appendix A -	Actuarial Factors
Subappendix A – 1	Actuarial Factors for CECONY Participants
Subappendix A – 2	Actuarial Factors for O&R Participants
Subappendix A – 3	Actuarial Factors for CEI Participants

Appendix B -	Employers	B-1

Appendix C -	Provisions Applicable to O&R Participants Transferred to or Hired by CECONY or a CEI Affiliate	C-1 to C-4

Appendix D -	Provisions Applicable to Participants Employed at Facilities Purchased From Western Massachusetts Electric Company	D-1 to D-2

Appendix E -	Determination of Amounts Payable from 401(h) Account	E-1 to E-2

Appendix F	Normal Retirement Benefit Formulas	F -

Appendix G -	Special Pension Adjustment	G

Appendix H -	Provisions Applicable to CECONY Participants at Fossil-Fueled Divested Operations	H-1 to H-2

Appendix I -	Provisions Applicable to O&R Participants under O&R’s Pension Protection Program	I-1 to I-9

Attachments to I	Summary of Pension Allowances to be Provided by O&R to Employees Affected By the Southern Energy Divestiture	I-10 to I-14

Appendix J -	Provisions Applicable to Affected Indian Point (IP) Employees	J-1 to J-2

Appendix K -	Provision Applicable to Voluntary Retirement Incentive – Support Organizations Program	K-1 to K-7

Appendix L -	Sample Illustrations of O&R PBA	L-1 to L-3

Appendix M	Provisions Applicable to Participants Employed at the Lakewood Plant	M-1

APPENDIX B

Employers

B.1	List of Participating Employers

The following sets forth (a) the Affiliates, other than CECONY, that are Employers, (b) the effective date of each Employer’s participation; and (c) if applicable, which Employees are either newly covered Participants or continue their participation in the Plan. The list of Employers is subject to change from time to time. Effective January 1, 2007, CEI Participants who began employment at CECONY or O&R and who are transferred directly to an Affiliate will retain their participation status as CEI Participants at the Affiliates. Effective as of October 2004, the Board of Trustees has approved the participation of the Affiliates who are Affiliates as of that date.

Name of Company	Effective Date of Participation	Eligible Employees	Effective Date of Termination

Consolidated Edison Development, Inc.	May 1, 1996	CECONY Transferred Participants	May 2008

	June 1, 2000	Lakewood Participants	<May 7, 2008

Consolidated Edison Solutions, Inc.	May 1, 1997	CECONY Transferred Participants

Consolidated Edison Communications, Inc.	February 1, 1999	CECONY Transferred Participants	March 1, 2006

Consolidated Edison Energy, Inc.	March 1, 1998	CECONY Transferred Participants

Orange and Rockland Utilities, Inc.	July, 1999	Transferred O&R Management Participants

	January 1, 2001	O&R Management Participants, O&R Hourly Participants, CEI Participants

1

Consolidated Edison Energy Massachusetts, Inc.	July 18, 1999	Employees who were employed by WMECO at the WMECO Facilities, who became CEEM Employees upon the acquisition of the WMECO Facilities by CEEM and any Employee hired by CEEM after July, 1999 to work at the WMECO Facilities.

Competitive Shared Services, Inc.	January 1, 2004	Only CECONY Transferred Participants, Transferred O&R Management Participants and CEI Participants

2

APPENDIX C

Provisions Applicable to O&R Management Participants

Transferred Directly to or Hired Directly by

CECONY or a CEI Affiliate

C.1	Scope of Appendix C

The Pension Allowance payable to an Employee who (i) transfers directly, without a break in employment, from O&R after O&R became an Affiliate or (ii) is hired by CECONY or a CEI Affiliate on or after O&R became an Affiliate and in all cases had been first an O&R Management Participant (“Transferred O&R Management Participant”) shall be determined in accordance with the provisions of this Appendix C.

C.2	Determination of Pension Allowance for Transferred O&R Management Participants

(a) CECONY Post-Transfer Benefit The Pension Allowance payable to a Transferred O&R Management Participant, or to the Surviving Spouse of a Transferred O&R Participant, shall be determined initially in accordance with the pension formula applicable to a CECONY Management Participant set forth in Appendix F, Section F.2. For the purpose of that benefit determination: (1) the Transferred O&R Management Participant’s Vesting Service shall be determined as if O&R had, at all times, been an Affiliate; (2) the Transferred O&R Management Participant’s number of Years of Accredited Service applicable in the CECONY Management Participant’s formula shall be determined by disregarding all periods of employment with O&R prior to the date on which he or she became a Transferred O&R Management Participant; and (3) for the purpose of determining the applicability of the percentage multipliers specified in the CECONY Management Participant formula in Appendix F, Sections F.2(A)(a)(i),(ii),(iii), and (iv), and for the purpose of determining his or her eligibility for, but not the amount of, early retirement benefits in accordance with the CECONY Management Participant

3

formula, his or her Accredited Service shall be determined by treating his or her employment with O&R as if it were employment as a CECONY Management Participant. Accredited Service as a Transferred O&R Management Participant, for purposes of this calculation, is not counted for the purpose of determining the amount of any early retirement benefits. No portion of the Pension Allowance determined in accordance with this subparagraph will be payable to the Transferred O&R Management Participant or to the Surviving Spouse of the Transferred O&R Management Participant, except to the extent provided in Section C.2(c).

(b) Frozen O&R Benefit The Pension Allowance payable to the Transferred O&R Management Participant, or to the Surviving Spouse of the Transferred O&R Participant, under the terms and formula of the O&R Plan or of the O&R Benefit Formula included in this Plan, whichever plan formula is applicable (the “O&R Formula”), as of the date of becoming a Transferred O&R Management Participant (“Transfer Date”), shall be determined as if the Transferred O&R Management Participant had terminated employment from O&R on the Transfer Date. The Transferred O&R Management Participant’s period of employment as a CECONY Management Participant shall be taken into account: (1) in determining whether his or her accrued benefit under the O&R Formula is non-forfeitable, (2) in determining his or her eligibility for early retirement under the O&R Formula, and (3) in determining whether and to what extent the benefit under the O&R Formula is subject to reduction for commencement prior to Normal Retirement Age.

(c) O&R All Service Benefit The amount payable to the Transferred O&R Participant, or to the Surviving Spouse of the Transferred O&R Management Participant, will be determined under the terms of the O&R Plan or the formula for O&R Participants in Appendix F, Section F3, whichever is applicable, determined as if the Transferred O&R Management Participant had remained an O&R Management Participant throughout the period that he or she was a CECONY Management Participant.

4

(d) The Transferred O&R Management Participant’s Pension Allowance shall be the greater of (1) the CECONY Post Transfer Benefit, plus the Frozen O&R Benefit, or (2) the O&R All Service Benefit.

(e) For the purpose of determining the CECONY Post Transfer Benefit, the Frozen O&R Benefit and the O&R All Service Benefit, each benefit shall be expressed as an annuity for the life of the Transferred O&R Management Participant, or the Surviving Spouse of the Transferred O&R Management Participant, as applicable, commencing on the later of (i) the first day of the month following the Transferred O&R Management Participant’s termination of employment, or (ii) the first date on which annuity payments to the Transferred O&R Participant, or the Surviving Spouse of the Transferred O&R Management Participant, as applicable, are payable in accordance with the terms of the O&R Management Participant formula in Appendix F, Section F.3.

(f) A Transferred O&R Management Participant may elect an optional form of benefit as provided under Section 5.02 available to CECONY Participants for any benefits payable determined in accordance with Section C.2(a) and available to an O&R Participant for any benefits payable determined in accordance with Sections C.2(b) or C.2(c).

(g) A Transferred O&R Management Participant shall receive the cost of living adjustment applicable to CECONY Participants under Article XI of the Plan with respect to any benefits payable determined in accordance with Section C.2(a) of this Appendix C, and the cost of living adjustment applicable to O&R Participants under Article XI of the Plan with respect to any benefits payable determined in accordance with Sections C.2(b) or C.2(c) of this Appendix C.

5

APPENDIX D

Provisions Applicable to Participants Employed at

Facilities Purchased from

Western Massachusetts Electric Company

D.1	Effective Date and Scope of Appendix D

This Appendix D shall be effective as of July 18, 1999, the closing date of the acquisition of the electric power generation facilities of Western Massachusetts Electric Company (“WMECO Facilities”) by Consolidated Edison Energy Massachusetts, Inc. (“CEEMI”). CEEMI had been a wholly-owned subsidiary of Consolidated Edison Energy, Inc., which itself is an Affiliate of the Company. CEEMI is now a wholly-owned subsidiary of Consolidated Edison Development, Inc., which is also an Affiliate of the Company.

D.2	WMECO Employees Hired on or after January 1, 2000

For purposes of this Appendix D, the term “WMECO Employee” means an Eligible Employee who is employed at the WMECO Facilities. A WMECO Employee hired on or after January 1, 2000, shall be a CEI Participant, and shall receive the benefit determined under the formula for a CEI Participant set forth in Article IV of the Plan.

D.3	Benefit Provisions Applicable to WMECO Employees Prior to January 1, 2000

Notwithstanding any provision to the contrary, the benefits payable to a WMECO Employee who was employed at the WMECO Facilities prior to January 1, 2000 (“WMECO Participant”) shall be determined solely in accordance with the terms of this Appendix D. The Pension Allowance payable from the Plan to a WMECO Participant shall be equal to the excess of (i) an amount determined in accordance with the provisions of the Northeast Utilities Service

6

Company Retirement Plan, as in effect on July 18, 1999, (“NU Plan”) determined as if the WMECO Participant had remained a participant in the NU Plan until his or her termination of employment from an Employer, over (ii) the amount actually payable to such WMECO Participant from the NU Plan, determined by taking into account his or her termination from employment as of July 18, 1999 and as if he or she elected to commence receipt of his or her Pension Allowance on the same Annuity Starting Date as the date benefits commence under the NU Plan. Each WMECO Participant shall be 100% vested in and have a non-forfeitable right to his or her Pension Allowance.

7

APPENDIX E

Determination of Amounts Payable from 401(h) Account

E.1	Amount Payable from 401(h) Account

Pursuant to Section 12.06, payment shall be made from the 401(h) Account to provide benefits under the Retiree Health Plan for eligible CECONY Management Participants, CECONY Transferred Participants, and CEI Participants employed by CECONY (“CECONY Management Retiree Health Participants”) and their covered dependents and for eligible CECONY Weekly Participants (“CECONY Weekly Retiree Health Participants”) and their covered dependents. The CECONY Management Retiree Health Participants and the CECONY Weekly Retiree Health Participants shall be referred to hereinafter as the “CECONY Retiree Health Participants”. In any Plan Year, the 401(h) Account will pay benefits for CECONY Management Retiree Health Participants if and only to the extent that the total amount payable for such benefits exceeds the sum of (i) the amount of contributions required from the CECONY Management Retiree Health Participants for such Plan Year, plus (ii) the product of $3,000 times the number of CECONY Management Retiree Health Participants determined as of the beginning of such Plan Year.

In any Plan Year, the 401(h) Account will pay benefits for CECONY Weekly Retiree Health Participants, if and only to the extent that the total amount payable for such benefits exceeds the sum of (i) the amount of contributions required from the CECONY Weekly Retiree Health Participants for such Plan Year, plus (ii) the product of $4,000 times the number of CECONY Weekly Retiree Health Participants determined as of the beginning of such Plan Year.

8

For the purpose of the foregoing sentences, the term “Retiree Health Participant” shall not mean a “key employee”, within the meaning of Code Section 416(i). The term “CECONY Retiree Health Participant” includes the spouse of such a CECONY Retiree Health Participant, provided that such spouse is eligible for benefits under the Retiree Health Plan, and the Surviving Spouse of such a CECONY Retiree Health Participant, provided that such Surviving Spouse is eligible for benefits under the Retiree Health Plan.

E.2	Time and Manner of Payment from 401(h) Account

All payments made from the 401(h) Account to provide benefits under the Retiree Health Plan shall be made at the time and in the manner directed by the Plan Administrator.

9

APPENDIX F

Normal Retirement Benefit Formulas

For CECONY Weekly Participants

For CECONY Management Participants and

For O&R Participants

F.1	Benefit Formula for CECONY Weekly Participants

A.	Normal Retirement Benefit for CECONY Weekly Participant.

(a) The annual normal retirement Pension Allowance payable upon retirement on or after Normal Retirement Date to a CECONY Weekly Participant whose employment with the Company or an Affiliate commenced on or after January 1, 1990 shall be equal to the sum of (i), (ii) and (iii):

(i)	1.5% of the Participant’s Final Average Pay multiplied by his or her Years of Accredited Service not in excess of 24;

(ii)	2.0% of such Final Average Pay multiplied by his or her Years of Accredited Service in excess of 24 but not in excess of 30;

(iii)	0.5% of such Final Average Pay multiplied by his or her Years of Accredited Service in excess of 30 years.

Solely for determining Years of Accredited Service in Sections F.1.A. (a) (i), (ii) and (iii), above, periods of less than 12 months shall be a prorated part of a Year of Accredited Service.

(b) The annual normal retirement Pension Allowance payable upon retirement on or after Normal Retirement Date to a CECONY Weekly Participant who (i) terminated employment from CECONY during the month of June 1989; (ii) was in the employ of CECONY at any time during the period from July 1, 1989 through December 31, 1989; or (iii) terminated employment from CECONY with a right to a vested Pension Allowance prior to July 1, 1989 and is re-employed and repays any Cash Out shall be equal to the greater of (i) or (ii):

(i)	the Pension Allowance determined under F.1.A.(a) above or;

10

(ii)	the Pension Allowance determined by computing 2.2% of Total Salary and increasing the result by 0.125% for each calendar month of Accredited Service in excess of 30 years.

(c) Special Accrual for Certain Local 1-2 Participants. This provision applies only to each CECONY Weekly Employee who is a member of Local 1-2 (“Local 1-2 Participant”) and actively employed on and after July 1, 2008. If the Local 1-2 Participant meets certain age and service requirements during a one-time designated time period (“Designated Period”), she or he will earn an additional one-time accrual (“Special Accrual”) during the Designated Period The Special Accrual applies only to the Final Average Pay formula in F.1.A.(a) above.

i	Each actively employed Local 1-2 Participant who, at any time before or during the “Designated Period,” attained or attains age 55 and is credited with 30 years of Accredited Service (“Age and Service Requirement”) will earn an additional accrual (“Special Accrual”) for each month of Accredited Service earned during the Designated Period. The Local 1-2 Participant begins accruing a Special Accrual beginning in the month in which she or he meets the Age and Service Requirement during the Designated Period.

ii	The Designated Period begins on July 1, 2008, and permanently ends on June 30, 2012.

iii	The Special Accrual is an additional pension accrual equal to 0.5% multiplied by his/her Accredited Service earned in the Designated Period multiplied by his or her Final Average Pay in the Designated Period.

iv

The Special Accrual is added to the normal pension accruals under the Final Average Pay formula that the Local 1-2 Participant will receive during the Designated Period. The Special Accrual is frozen at the end of the Designated Period. This means that even if the Local 1-2 Participant remains actively

11

employed following the end of the Designated Period and his or her Annual Compensation increases after the Designated Period and the increased Annual Compensation is used to calculate his or her final Pension Allowance, the Special Accrual does not increase. The Special Accrual will not take into account his or her subsequent increase in Annual Compensation following the Designated Period.

v	The Special Accrual applies only for Accredited Service in the Designated Period during which the Local 1-2 Participant meets the Age and Service Requirement. The Special Accrual applies prospectively and there is no “past service adjustment.” This means that a Local 1-2 Participant who had attained age 55 and had more than 30 years of Accredited Service on the first month of the Designated Period does not get past service credit for any years of Accredited Service over 30 years. He or she is only entitled to the Special Accrual for his or her Accredited Service earned during the Designated Period.

F.2	Benefit Formula for CECONY Management Participant

A.	Normal Retirement Benefit for CECONY Management Participant.

(a) The annual normal retirement Pension Allowance payable upon retirement on or after Normal Retirement Date to a CECONY Management Participant whose employment with CECONY commenced on or after January 1, 1990 and prior to January 1, 2001 or to any such CECONY Management Participant who was employed prior to January 1, 2001, and terminated with a vested Pension Allowance, is re-employed and repays, if applicable, his or her Cash Out shall be equal to the sum of (i), (ii), (iii), and (iv):

(iii)	1.5% of the CECONY Management Participant’s Final Average Salary multiplied by his or her Years of Accredited Service not in excess of 24;

(iv)	2.0% of such Final Average Salary multiplied by his or her Years of Accredited Service in excess of 24 but not in excess of 30;

12

(v)	0.35% of such Final Average Salary in excess of the Social Security Taxable Wage Base multiplied by his or her Years of Accredited Service not in excess of 30; and

(vi)	0.5% of such Final Average Salary multiplied by his or her Years of Accredited Service in excess of 30 years.

Solely for determining Years of Accredited Service in subsections (a) (i), (ii), (iii) and (iv), above periods of less than 12 months shall be a prorated part of a Year of Accredited Service.

(b) The annual normal retirement Pension Allowance payable upon retirement on or after Normal Retirement Date to a CECONY Management Participant, whose employment with the Employer commenced prior to January 1, 1983 and who was on the Employer’s active payroll during 1989, or who terminated employment with a right to a vested Pension Allowance prior to December 31, 1982 and was thereafter re-employed and repaid any Cash Out received shall be equal to the greater of (i) or (ii):

(vii)	the Pension Allowance determined under F.2.A.(a) above;

(viii)	the benefit determined by computing 2.2% of Total Salary and increasing the result by 0.125% for each calendar month of Accredited Service in excess of 30 years.

(c) Special Accrual for Certain CECONY Management Participants. This provision applies only to each CECONY Management Participant who is actively employed on and after December 1, 2008. If the CECONY Management Participant meets certain age and service requirements during a one-time designated time period (“Designated Period”), she or he will earn an additional one-time accrual (“Special Accrual”) during the Designated Period The Special Accrual applies only to the Final Average Salary formula in F.2.A.(a) above.

13

vi	Each actively employed CECONY Management Participant who, at any time before or during the “Designated Period,” attained or attains age 55 and is credited with 30 years of Accredited Service (“Age and Service Requirement”) will earn an additional accrual (“Special Accrual”) for each month of Accredited Service earned during the Designated Period. The CECONY Management Participant begins accruing a Special Accrual beginning in the month in which she or he meets the Age and Service Requirement during the Designated Period.

vii	The Designated Period begins on January 1, 2009, and permanently ends on June 30, 2012.

viii	The Special Accrual is an additional pension accrual equal to 0.5% multiplied by his/her Accredited Service earned in the Designated Period multiplied by his or her Final Average Salary in the Designated Period.

ix	The Special Accrual is added to the normal pension accruals under the Final Average Salary formula that the CECONY Management Participant will receive during the Designated Period. The Special Accrual is frozen at the end of the Designated Period. This means that even if the CECONY Management Participant remains actively employed following the end of the Designated Period and his or her Annual Compensation increases after the Designated Period and the increased Annual Compensation is used to calculate his or her final Pension Allowance, the Special Accrual does not increase. The Special Accrual will not take into account his or her subsequent increase in Annual Compensation following the Designated Period.

x	The Special Accrual applies only for Accredited Service in the Designated Period during which the CECONY Management Participant meets the Age and Service Requirement. The Special Accrual applies prospectively and there is no “past service adjustment.” This means that a CECONY Management Participant who had attained age 55 and had more than 30 years of Accredited Service on the first month of the Designated Period does not get past service credit for any years of Accredited Service over 30 years. He or she is only entitled to the Special Accrual for his or her Accredited Service earned during the Designated Period.

14

F.3	Benefit Formula for O&R Participant

A.	Normal Retirement Benefit for O&R Participant. The annual normal retirement Pension Allowance payable upon retirement on or after the Normal Retirement Date to an O&R Participant shall be as follows:

(a) For an O&R Participant who retires on or after July 1, 1997 and on or before January 1, 2001:

(ix)	Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 1992, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

(x)

Calculation of “past service”: (x) 1 1/2% of O&R Participant’s Annual Compensation as of January 1, 1993, multiplied by (y) the number of Years of Accredited Service prior to January 1, 1993, but not less than

(xi)	the Pension Allowance accrued up to January 1, 1993.

(b) For an O&R Participant who retires after January 1, 2001 and on or before January 1, 2003:

(xii)	Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 1995, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

15

(xiii)

Calculation of “past service”: (x) 1 1/2% of O&R Participant’s Annual Compensation as of January 1, 1996, multiplied by (y) the number of Years of Accredited Service prior to January 1, 1996, but not less than

(xiv)	the Pension Allowance accrued up to January 1, 1996.

(c) For an O&R Participant who retires after January 1, 2003 and on or before January 1, 2005:

(i)	Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 1997, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

(ii)

Calculation of “past service”: (x) 1 1/2% of O&R Participant’s Annual Compensation as of January 1, 1998, multiplied by (y) the number of Years of Accredited Service prior to January 1, 1998, but not less than

(iii)	the Pension Allowance accrued up to January 1, 1998.

(d) For an O&R Participant who retires after January 1, 2005 and on or before January 1, 2008:,

(i)	Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 1999, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

16

(ii)

Calculation of “past service”: (x) 1 1/2% of O&R Participant’s Annual Compensation as of January 1, 2000, multiplied by (y) the number of Years of Accredited Service prior to January 1, 2000, but not less than

(iii)	the Pension Allowance accrued up to January 1, 2000.

(e) For an O&R Participant who retires after January 1, 2008:

(i)	Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 2002, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

(ii)

Calculation of “past service”: (x) 1 1/2% of O&R Participant’s Annual Compensation as of January 1, 2003, multiplied by (y) the number of Years of Accredited Service prior to January 1, 2003, but not less than

(iii)	the Pension Allowance accrued up to January 1, 2003.

(f) Solely for purposes of calculating the “future service” benefit of an O&R Participant, Annual Compensation means his or her actual Compensation and does not mean his or her annual rate of compensation.

17

(g) If greater than the Pension Allowance determined in (a) to (c) above, the Pension Allowance of the O&R Participant will be determined pursuant to Code Section 411 (c)(2)(B) based solely upon the Participant’s Accumulated Contributions.

(h) The Pension Allowance of an employee of the former Orange and Rockland Electric Company who became an O&R Participant as of January 1, 1963 shall be the same as if he or she had been employed at all times by O&R and had become an O&R Participant when first eligible for participation. There shall be deducted from his or her Pension Allowance amounts to which he or she is entitled under Annuity Contract No. 544 of The Equitable Life Assurance Society of the United States which is held by the Trustee in the Trust.

(i) The Pension Allowance of an employee of the former Rockland Gas Co., who became an O&R Participant as of June 30, 1969 shall be the same as if he or she had been employed at all times by O&R and had become an O&R Participant when first eligible for participation, provided that there shall be paid to him or her and deducted from his or her Pension Allowance amounts to which he or she is entitled under Annuity Contract No. 820 of the Equitable Life Assurance Society of the United States which is held by the Trustee in the Trust.

18

APPENDIX G

Special Pension Adjustment

G.1	Special Pension Adjustment

A. Effective April 1, 2001, there will be an increase of $50 per month (“Special Pension Adjustment”) in the monthly Pension Allowance payments to those, other than the Participants and Surviving Spouses excluded by reason of paragraph B below, CECONY Management Participants, CECONY Weekly Participants, and the Surviving Spouses of CECONY Management Participants and CECONY Weekly Participants whose Monthly Pension Allowance payment only as of, and in, March 2001 is equal to or less than $1,000 a month.

B. The Special Pension Allowance shall not be payable to a terminated vested CECONY Participant who is not a Rule of 75 Participant, a Surviving Spouse of a terminated vested CECONY Participant who is not a Rule of 75 Participant, an alternate payee, whether or not the alternate payee is in pay status, or to a non-spouse Beneficiary without regard to the fact that such person may otherwise satisfy the dollar amount.

19

APPENDIX H

Provisions Applicable to CECONY Participants

at Fossil-Fueled Divested Operations

H.1	Effective Date and Scope of Appendix H

This Appendix H shall be effective as of January 1, 1999 and shall be applied to the determination of benefits payable to CECONY Participants at Divested Operations. For the purpose of this Appendix H, the term “CECONY Participant at Divested Operations” shall mean a CECONY Participant who, as of the date of the divestiture (“Divestiture”), had been assigned to one of CECONY’s fossil fuel electricity generation facilities in New York City (“Divested Operations”), and who remained in the employ of the buyer, or successor thereto, of the Divested Operations (“Divestiture Buyer”) subsequent to CECONY’s Divestiture of such facilities in 1999.

H.2	Treatment of CECONY Participants at Divested Operations

(a) Solely for purposes of determining whether a CECONY Participant at Divested Operations is entitled to apply the favorable actuarial discount factors and early retirement subsidiaries available to a Rule of 75 Participant, the Accredited Service of a CECONY Participant at Divested Operations shall be determined by adding to his or her Accredited Service credited prior to the Divestiture his or her “Post Divestiture Service.” “Post Divestiture Service” means the period of employment with the Divestiture Buyer determined as if the Post Divestiture Service were employment with CECONY, including the application of Section 3.02 to the Post Divestiture Service. No portion of any Post Divestiture Service shall be taken into account for benefit accrual or computation of the amount of such Employee’s benefit under the Plan. Post Divestiture Service shall not be taken into account for any period after a Participant’s Annuity Starting Date.

20

(b) A CECONY Participant at Divested Operations who had not earned a nonforfeitable right to one hundred percent (100%) of his or her accrued pension as of the day immediately prior to the Divestiture in accordance with the provisions of Section 4.05(a), shall nonetheless be fully and nonforfeitably vested in one hundred percent (100%) of his or her accrued pension, as of the date of the Divestiture.

(c) For purposes of determining the value of a Participant’s Surviving Spouse’s benefits, the Accredited Service of a CECONY Participant at Divested Operations shall be determined in accordance with the provisions of Section H(2)(a).

(d) For purposes of determining whether a CECONY Participant at Divested Operations has satisfied the conditions requisite for a Disability Pension Allowance under Section 4.06 of the Plan, the Accredited Service of a CECONY Participant at Divested Operations shall be determined by adding to his or her Accredited Service prior to the Divestiture of his or her Post Divestiture Service.

21

APPENDIX I

Provisions Applicable to O&R Participants

Under O&R’s Pension Protection Program

I.1.	Definitions The following words and phrases as used in this Appendix I shall have the meaning indicated below:

(a)	“Buyer” shall mean the entity which purchased the Electric Generating Assets, and any other entity which is aggregated with the Buyer under Code Sections 414(b), (c), (m), or (o).

(b)	A Production Employee’s termination by the Buyer, O&R, or an affiliated company shall be for “Cause” if (i): he or she is convicted of a crime or engaged in an act of moral turpitude; (ii) he or she breaches any of his or her obligations under any employment agreement governing his or her employment; (iii) he or she is grossly negligent or engages in gross misconduct in the performance of his or her duties for the Buyer; (iv) he or she repeatedly fails to follow written policies or guidelines that have been expressly approved by the Buyer; (v) he or she is discharged as a result of poor or unsatisfactory performance for the Buyer; or (vi) where applicable, he or she breaches any of his or her fiduciary duties as an office or director of the Buyer.

(c)	“Divestiture Date” means the effective date of the sale of the Electric Generating Assets.

(d)	“Electric Generating Assets” means the electric generating assets of O&R allocated to O&R’s Electric Production Division.

22

(e)	“50/10 Employee” means a Production Employee who (i) will have reached at least age 50 by the last day of the Plan Year in which the Divestiture Date occurs, and (ii) would have had at least 10 years of Vesting Service by the last day of the Plan Year in which the Divestiture Date occurs if his or her employment had continued with O&R until such last day. Notwithstanding the foregoing and except as otherwise provided in Section 3 (f) of this Appendix I, “Limitations of the Program and Special Rules”, a 50/10 Employee shall not include any Production Employee who declines an offer of employment from the Buyer for a position for which he or she had applied.

(f)	“40/20 Employee” means a Production Employee who (i) will have reached at least age 40 by the last day of the Plan Year in which the Divestiture Date occurs, and (ii) would have had at least 20 years of Vesting Service by the last day of the Plan Year in which the Divestiture Date occurs if his or her employment had continued with O&R until such last day. Notwithstanding the foregoing and except as otherwise provided in Section 3.f. of this Appendix I, “Limitations of the Program and Special Rules,” a 40/20 Employee shall not include any Production Employee who declines an offer of employment from the Buyer for a position for which he or she had applied.

(g)

“Production Employee” shall mean an O&R Employee, other than an O&R Employee who is covered by a collective bargaining agreement (unless included under the terms of a voluntary termination program in which he or she elects to participate and which provides for participation in the Program), who (i) as of the Divestiture Date is an Employee of the Electric Production Division, and ceases

23

to be employed by, and by action of, O&R, and its Affiliates as a result of the sale of the Electric Generating Assets; (ii) as of the Divestiture Date is not an Employee of the Electric Production Division but provides support to such division, and ceases to be employed on or before December 31, 1999 by, and by action of, O&R and its Affiliates for reasons other than Cause as a result of the sale of the Electric Generating Assets; or (iii) as of a date established under a voluntary termination program created by O&R in connection with the sale of the Electric Generating Assets, is not an Employee of the Electric Production Division but provides support to such division, and ceases to be employed by O&R and its Affiliates as a result of his or her election to terminate employment in connection with such voluntary termination program.

(h)	“Program” shall mean the Pension Protection Program, as set forth in this Appendix I, and as amended (if at all) from time to time hereafter. A series of charts to be used in the interpretation of the Program are also set forth in Appendix I.

(i)	“Protection Period” shall mean the period which begins on the Divestiture Date and which ends on the fifth anniversary of such Divestiture Date.

I.2. Protections under the Program

(j)

50/10 Employees. If a 50/10 Employee: (i) declines to apply for employment with the Buyer; (ii) applies for, but is not offered, employment with the Buyer (or declines a position which is described in Section 3.f. of this Appendix I or a position for which he or she did not apply); (iii) is hired by the Buyer but is substantially involuntarily terminated prior to his or her Annuity Starting Date by

24

the Buyer for reasons other than Cause within the Protection Period; or (iv) is hired by the Buyer and remains employed with the Buyer until the end of the Protection Period and does not have an Annuity Starting Date before the end of the Protection Period, he or she shall have 5 years of Vesting Service and 5 years of age added under the Plan to his or her actual Vesting Service and age, respectively, determined as of the Divestiture Date, for purposes of determining his or her eligibility for an early retirement Pension Allowance and for calculating the pre-age 65 early retirement Pension Allowance reduction (if any) but not for purposes of calculating his or her accrued benefit. Notwithstanding the foregoing, a 50/10 Employee described in the preceding sentence who is age 49 as of the Divestiture Date shall be deemed for the purpose of early retirement Pension Allowance eligibility to have retired at age 55, but, as provided in Section 3.6 of this Appendix 1, his or her Pension Allowance cannot commence prior to actual age 55.

A 50/10 Employee who is hired by the Buyer, but who prior to the end of the Protection Period either voluntarily commences receiving Plan benefits while employed by the Buyer or voluntarily terminates employment with the Buyer, shall have his or her eligibility for an early retirement Pension Allowance, and the calculation of the pre-age 65 early retirement Pension Allowance reduction (if applicable) but not the amount of his or her accrued benefit, determined by treating as Vesting Service his or her service with the Buyer from the Divestiture Date until the earlier of his or her Annuity Starting Date or his or her employment termination with the Buyer, and his or her age as of the earlier of such dates. A

25

50/10 Employee who terminates employment prior to age 55 shall not be eligible for an early retirement Pension Allowance; provided, however, that a 50/10 Employee who voluntarily terminates employment with the Buyer in the calendar year of the Divestiture Date shall be deemed for purposes of early retirement Pension Allowance eligibility and for purposes of the 85-point determination to have terminated employment as of the earlier of his or her Annuity Starting Date or the last day of such calendar year. His or her Pension Allowance cannot commence prior to actual age 55.

In the event that a 50/10 Employee receives a post-Divestiture Date grant of age and service in accordance with the preceding paragraphs of this Section, and elects to commence receipt of his or her benefits under the Plan prior to his or her Normal Retirement Date, the reduction for early commencement shall be computed based upon the greater of (i) his or her actual age at the Annuity Starting Date or (ii) his or her actual age at the Divestiture Date, as increased by the applicable grant of additional age under the Program, as set forth above.

(k)

40/20 Employees A 40/20 Employee who declines to apply for employment with the Buyer, who applies for but is not offered employment by the Buyer (or declines a position which is described in Section 3.f. of this Appendix I or a position for which he or she did not apply), or who is involuntarily terminated by the Buyer for reasons other than Cause within the Protection Period (in each case, a “Covered 40/20 Employee”), and who elects to begin receiving benefits prior to his or her Normal Retirement Date will have the reduction for early commencement, but not his or her accrued benefit calculated using the early

26

retirement Pension Allowance factors set forth in Section 4.04(c) based upon his or her age as of his or her Annuity Starting Date. Notwithstanding the foregoing, a Covered 40/20 Employee shall have 5 years of Vesting Service and 5 years of age added under the Plan to his or her Vesting Service and age, respectively, determined as of the Divestiture Date, and to the extent that the sum of his or her age and Vesting Service as of the Divestiture Date, as so adjusted, totals at least 85, there shall be no reduction if the Annuity Starting Date precedes the Normal Retirement Date. A 40/20 Employee who is hired by the Buyer and who either voluntarily terminates employment during the Protection Period or remains employed with the Buyer until the end of the Protection Period will not be a Covered 40/20 Employee, and will be eligible only for a vested Pension Allowance determined under Section 4.05(c) without regard to the Program.

(l)	Other Production Employees Any Production Employee who is a Participant and has less than 5 years of Vesting Service as of the Divestiture Date, and who was not already 100% vested in accordance with the Change in Control provisions of the Prior Plan, shall be 100% vested under the Plan as of the Divestiture Date and shall be eligible to receive a vested Pension Allowance if they accrue any Accredited Service under the Plan.

I.3. Limitations of the Program and Special Rules

(m)	Production Employees’ benefits under the Plan which have accrued as of the Divestiture Date shall not increase thereafter as a result of the Program, nor does the Program affect the amount which is payable to Production Employees commencing at their Normal Retirement Date.

27

(n)	Notwithstanding the Program, no benefits can commence under the Plan to a Production Employee prior to his or her actual attainment of age 55.

(o)	The $600 per month supplement described in Section 4.04(c)(iv) shall be available to a Production Employee only if his or her Annuity Starting Date is within the Protection Period and such Production Employee: (i) is at least age 60 but less than age 62 as of his or her Annuity Starting Date; and (ii) in the event of a voluntary termination from the Buyer, is at least age 60 as of the date of such voluntary termination.

(p)	No Disability Pension Allowance shall commence to a Production Employee after the Divestiture Date.

(q)	Each 50/10 Employee and 40/20 Employee who has not had an Annuity Starting Date shall be eligible for a Spouse’s Pension Allowance under Section 4.08. Such eligibility for a Spouse’s Allowance shall cease upon: (i) voluntary termination from the Buyer within the Protection Period prior to retirement eligibility (for this purpose, a 50/10 Employee who terminates employment with the Buyer in the calendar year of the Divestiture Date shall be treated as retirement eligible if he or she is at least age 55 and has at least 10 years of Vesting Service by the end of such calendar year); or (ii) the end of the Protection Period in the case of a 40/20 Employee who has not voluntarily terminated employment with the Buyer prior to that date. A 50/10 Employee or 40/20 Employee who has not had an Annuity Starting Date but who ceases to be eligible for a Spouse’s Allowance, and any Production Employee who is not a 50/10 Employee or 40/20 Employee and who has not had an Annuity Starting Date, shall be eligible for a vested O&R Participant Spouse’s Allowance under Section 4.08.

28

(r)	For purposes of the Program, a Production Employee shall not be deemed to have been offered employment by the Buyer if he or she declines employment with the Buyer which would require (i) more than a 10% reduction in his or her total compensation (salary plus the target benefit under the Orange and Rockland Utilities, Inc. Annual Team Incentive Plan (“ATIP”)) immediately prior to the Divestiture Date, or (ii) assignment to another geographic location which is more than 50 miles from his or her place of employment immediately prior to the Divestiture Date. Similarly, if a Production Employee accepts an offer of employment with the Buyer, he or she will be deemed to have an involuntary termination of employment during the Protection Period for a reason other than Cause if he or she terminates employment following (i) a reduction in pay to a level more than 10% below his or her total compensation (salary plus the target benefit under the O&R Annual Team Incentive Plan (“ATIP”)) immediately prior to the Divestiture Date, or (ii) reassignment to another location which is more than 50 miles from his or her place of employment immediately prior to the Divestiture Date.

(s)	If the Program is included in a voluntary termination program offered by O&R in connection with the sale of the Electric Generating Assets, O&R may elect to provide (on a uniform basis with respect to all Participants to whom such program is offered) that a Participant who terminates employment under such program shall have (i) any grants of age and Vesting Service for early retirement reduction calculation purposes added to his or her actual age and Vesting Service as of a date specified in the voluntary termination program, which date is other than the Divestiture Date; and (ii) a five-year, Protection Period which begins on such specified date rather than on the Divestiture Date.

29

APPENDIX I

ATTACHMENT I

Summary of Pension Allowance to be Provided by

O&R to Employees Affected by the Southern Energy Divestiture

Production Employees will receive their vested accrued Pension Allowance from the Plan based on service and pay up to the Divestiture Date. The Pension Allowance payable under the Plan will be subject to adjustment each year after benefit payments commence by the Pension Benefit Adjustment (PBA) described in Section 11.06 of the Plan.

Production Employees may elect to receive their pension benefits prior to the normal retirement age/date described in the Plan. However, if they do elect to commence their Pension Allowance early, the Pension Allowance will be reduced and/or subsidized as described in the following tables. The following tables summarize the provisions of Appendix I to the Plan; in the event of a conflict, the provisions of Appendix I will control.

30

Attachment I.1 Union Employees Hired by Southern Energy

(a)		(b)
Age and VS as of the Divestiture Date	If employee elects to start O&R Pension Allowance at Divestiture Date	If employee elects to start O&R Pension Allowance after Divestiture Date
1. Age 65 (regardless of VS)	100% of AB	100% of AB

2. Age 62+ with 10+ VS	100% AB	AB reduced for age at commencement • 6%/Yr. Prior to 65

3. Age 60-62 with 10+ VS	100% of AB and $600 supplement to 62	AB reduced for age at commencement • 6%/Yr. Prior to 65

4. Age 55-59 with 10+ VS	AB reduced for age at commencement: • 4%/Yr. Prior to 60 • no reduction with 85 points	AB reduced for age at commencement • 6%/Yr. Prior to 65

5. Under 55 with 10+ VS	Not applicable	AB reduced for age at commencement • 6%/Yr. Prior to 65. Benefits cannot begin until age 55

6. Any age with under 10 VS	Not applicable	AB vested regardless if Plan Participant on 8/20/98; any others will not be vested; first available for payment at age 65.

31

Attachment I.2 Management Employees Hired by Southern Energy

	a.	b.	c.	d.	e.
If employee delays commencement of O&R Benefits until sometime after Divestiture Date
		If employee terminates/ /retires from Southern Energy within 5 years of Divestiture Date		If employee remains employed at Southern Energy more than 5 years after Divestiture Date
Age and VS as of the Divestiture Date	If employee hired by Southern elects to start O&R payments at Divestiture Date	If Southern Energy involuntarily terminates employee	If employee voluntarily terminates from Southern Energy	If employee elects to start O&R pension within 5 years of divestiture	If employee elects to start O&R pension more than 5 years after divestiture
1. Age 50-54 with 10+ VS (Note: benefits cannot in any case begin until actual age 55)	Not applicable

AB reduced by % below based on age/service as of the divestiture with 5 added to age/service:

•        0% if 85 points at commencement (counting points for 5 years after divestiture; i.e., if 75 points at divestiture), otherwise

•        4%/yr. For commencement prior to 60 (reduction based on greater of (i) actual age or (ii) sum of age at divestiture + 5).

AB reduced by % below based on age at commencement:

•        If termination from Southern before 55, 6%/yr. prior to 65

•        If termination from Southern after age 55

•        0% if 85 points at termination (counting points for actual service up to voluntary termination), otherwise

•        4%/yr. For pre-age 60 commencement.

Same as column c, but counting of points stops at commencement.

AB reduced by % below based on age/service as of the divestiture with 5 added to each:

•        0% reduction if 85 points at end of 5-year period, otherwise

•        4%/yr for commencement prior to 60

No $600/mo. Supplement.

2. Age 40-49 with 20+ VS	Not applicable

AB available between the ages of 55 and 65 adjusted for age at commencement:

•        0% if 85 points at commencement (counting points for 5 years after divestiture; i.e., if 75 points at divestiture), otherwise

•        4%/yr. for commencement prior to 60.

			AB available between the ages of 55 and 65 adjusted for age at commencement: • 6%/yr. for commencement prior to 65.	Not applicable	Same as column c

3. Any age under 50 with 10-19 VS	Not applicable	AB available between the ages of 55 and 65 adjusted for age at commencement: • 6%/yr. prior to 65.	Same as column b	Not applicable	Same as column b

4. Any age with under 10 VS	Not applicable	AB vested at divestiture regardless of service and made available at age 65.	Same as column b	Not applicable	Same as column b.

32

Management Employees Hired by Southern Energy If employee delays commencement of O&R Benefits until sometime after Divestiture Date
		If employee terminates/ /retires from Southern Energy within 5 years of Divestiture Date		If employee remains employed at Southern Energy more than 5 years after Divestiture Date
Age and VS as of the Divestiture Date	If employee hired by Southern elects to start O&R payments at Divestiture Date	If Southern Energy involuntarily terminates employee	If employee voluntarily terminates from Southern Energy	If employee elects to start O&R pension within 5 years of divestiture	If employee elects to start O&R pension more than 5 years after divestiture
1. Age 65	100% of AB	Same as column a	Same as column a	Same as column a	Same as column a

2. Age 62+ with 10+ VS	100% of AB	Same as column a	Same as column a	Same as column a	Same as column a

3. Age 60-62 with 10+ VS	100% of AB and $600/mo. Supplement up to 62	Same as column a	Same as column a	Same as column a	100% of AB

4. Age 55-59 with 10+ VS	AB reduced for age at commencement: • 0% if 85 points at divestiture, otherwise • 4%/yr. prior to 60. No pension protection coverage if involuntarily terminated later.	Regardless of when benefit commences or points at divestiture: • 100% of AB, and • $600/mo. Supplement to 62 if benefit commences between 60 and 62 within the 5-year protection period.

AB reduced for age at commencement:

•        0% if 85 points at termination (counting points for actual service up to termination), otherwise

•        4%/yr. For commencement prior to 60.

$600/mo. Supplement to 60 if termination occurs after age 60, and if benefits commence at 60-62 within the 5-year protection period.

				Same as column c, but no age or service points after benefits commence, and $600/mo. Supplement to 62 if commencement occurs after age 60 but before age 62.	100% of AB, but not eligible for $600/mo. Supplement.

33

Attachment I.3 Addendum 1

Chart for Management Employees Affected by Asset Sales

But Not Hired by Southern Energy and not Eligible to Participate in a Voluntary Severance Program

A		B
Age and VS as of the Divestiture Date	Employee Does Not Apply for Employment with Southern, or Applies but is Not Offered Employment
1. Age 65	100% of AB	Same as column a

2. Age 62+ with 10+ VS	100% of AB	Same of column a

3. Age 60-62 with 10+ VS	100% of AB and $600/mo. supplement up to 62.	Same as column a

4. Age 55-59 with 10+ VS	Regardless of when benefit commences or points at divestiture: • 100% of AB, and • $600/mo. supplement to 62 if benefit commences between 60 and 62 within the 5-year protection period.	AB reduced for age at commencement: • 0% if 85 points at divestiture, otherwise • 4%/yr prior to 60.

5. Age 50-54 with 10+ VS (Note: benefits cannot in any case begin until actual age 55)

AB reduced based on age/service as of the divestiture with 5 added to each:

•        0% if 85 points at commencement (counting points for 5 years after divestiture; i.e., if 75 points at divestiture), otherwise

•        4%/yr. for commencement prior to 60 (reduction based on greater of (i) actual age or (ii) sum of age at divestiture + 5).

AB available at age 55+65, but 6%/yr. reduction prior to 65.

6. Age 40-49 with 20+ VS

AB available between the ages of 55 and 65 adjusted for age at commencement:

•        0% if 85 points at commencement (counting points for 5 years after divestiture; i.e., if 75 points at divestiture), otherwise

•        4%/yr. For commencement prior to 60.

AB available at age 55-65, but 6%/yr. reduction prior to 65.

7. Any age under 50 with 10-19 VS	AB available between the ages of 55 and 65 adjusted for age at commencement: • 6%/yr. prior to 65.	Same as column a.

8. Any age with under 10 VS	AB vested at divestiture regardless of service and made available at age 65.	Same as column a.

(a)	No employee described in this Addendum I will be eligible for a disability benefit from the O&R Plan after the Divestiture Date.

(b)	An employee who declines an offer of employment with Southern (except as otherwise provided in footnote 6) will be eligible for a vested Participant Spouse’s Allowance prior to the employee’s Annuity Starting Date, unless coverage is waived. Employees who did not apply for employment with Southern and who are covered under the Pension Protection Program will be treated as actively employed and their spouses will be entitled to a pre-commencement Spouse’s Allowance for which there is no coverage charge; provided, however, that Spouse’s Allowance coverage will cease as of the end of the 5-year protection period in the case of 40/20 employees.

34

Attachment I.4 Addendum II – Chart for Management and Union Employees

Eligible for a Voluntary Severance Program

Age and ES as of the Employee’s Termination Date

Employee Terminates Employment under Voluntary Severance Program

1. Age 65	100% of AB

2. Age 62+ with 10+ VS	100% of AB

3. Age 60-62 with 10+ VS	100% of AB and $600/mo. Supplement up to 62.

4. Age 55-59 with 10+ VS

Regardless of when benefit commences or points at termination:

•        100% of AB, and

•        $600/mo. Supplement to 62 if benefit commences between 60 and 62 within the 5-year protection period which begins on the date of termination.

5. Age 50-54 with 10+ VS (Note: benefits cannot in any case begin until actual age 55)

AB reduced based on age/service as of the termination with 5 added to each:

•        0% if 85 points at commencement (counting points for 5 years after termination; i.e., if 75 points at termination), otherwise

•        4%/yr. for commencement prior to 60 (reduction based on greater of (i) actual age or (ii) sum of age at termination + 5).

6. Age 40-49 with 20 + VS	AB available between the ages of 55 and 65 adjusted for age at commencement:

• 0% if 85 points at commencement (counting points for 5 years after termination; i.e., if 75 points at divestiture), otherwise • 4%/yr. for commencement prior to 60.

7. Any age under 50 with 10-19 VS	AB available between the ages of 55 and 65 adjusted for age at commencement: • 6%/yr. prior to 65.

8. Any age with under 10 VS	AB vested at termination regardless of service and made available at age 65.

(a)	No Employee described in this Addendum II will be eligible for a disability benefit from the O&R Plan after termination of employment.

(b)	50/10 and 40/20 Employees who terminate employment covered under the VSP will be treated as actively employed and their spouses will be entitled to a pre-commencement Spouse’s Allowance for which there is no coverage charge; provided, however, that Spouse’s Allowance coverage will cease as of the end of the 5-year protection period in the case of 40/20 employees.

35

APPENDIX J

Provisions Applicable to Affected Indian Point (“IP”) Employees

J.1 Effective Date and Scope of Appendix J

This Appendix J shall not become effective unless and until the closing of the sale of CECONY’s nuclear-fueled electricity generating facilities at Indian Point (“IP”) occurs. This Appendix J shall be applied to the determination of benefits payable to a CECONY Management Participant or CECONY Weekly Participant who, as of the date of the closing of the sale of IP (“IP Divestiture”), had been assigned to IP, and who remains in the employ of the buyer, or successor thereto, of the IP (“Divestiture Buyer”) subsequent to IP Divestiture in 2001 (“Affected IP Employees”).

J.2 Treatment of Affected IP Employee

(a) Solely for purposes of determining whether an Affected IP Employee is entitled to apply the favorable actuarial discount factors and early retirement subsidies available to a Rule of 75 Participant, the Accredited Service of an Affected IP Employee shall be determined by adding to his or her Accredited Service credited prior to the IP Divestiture his or her “Post Divestiture Service.” “Post Divestiture Service” means the period of employment with the Divestiture Buyer determined as if the Post Divestiture Service were employment with CECONY, including the application of Section 3.02 to the Post Divestiture Service, provided, however, that Post Divestiture Service shall not be taken into account for purposes of benefit accrual or computation of the amount of the Affected IP Employee’s benefit under the Plan. Post Divestiture Service shall not be taken into account for any period after a Participant’s Annuity Starting Date.

36

(b) An Affected IP Employee who had not earned a nonforfeitable right to one hundred percent (100%) of his or her accrued Pension Allowance as of the day immediately prior to the IP Divestiture shall become fully and nonforfeitably vested in one hundred percent (100%) of his or her Pension Allowance as of the date of the IP Divestiture.

(c) For purposes of determining the value of an Affected IP Employee’s Surviving Spouse’s benefits, the Accredited Service of an Affected IP Employee shall be determined in accordance with the provisions of Appendix J, Section J.2(a).

37

APPENDIX K

Provisions Applicable to CECONY Support Employee re:

Voluntary Retirement Incentive—Support Organizations Program

K.1	Effective Date and Scope of Appendix K

Effective July 1, 1999, and notwithstanding any other provision of the Plan, the provisions of this Appendix K shall be applicable and available to those “CECONY Support Employees,” as defined in Appendix K, Section K.2, who meet the eligibility criteria set forth in Section K.3. The provisions of this Appendix K shall be applicable only during the limited period of time and on the other terms and conditions set forth in this Appendix K.

K.2	CECONY Support Employees

The term “CECONY Support Employee” means an Eligible Employee who, as of June 1, 1999, was employed by CECONY in a department that provided support to the Divestiture Operations, as defined in Appendix H. A list of those departments in which CECONY Support Employees were employed as of June 1, 1999 is set forth in Section K 8.

K.3	Eligibility Criteria

A CECONY Support Employee satisfies the eligibility criteria for the Voluntary Retirement Incentive - Support Organizations Program, if, as of December 31, 1999, she or he or she attained age 53, and the sum of his or her age and Years of Accredited Service, as of August 31, 1999, but projected to December 31, 1999, is seventy-five (75) or more. For the purpose of determining the sum of the CECONY Support Employee’s age and Years of Accredited Service, projected to December 31, 1999, a CECONY Support Employee shall be deemed to have continued in employment with the CECONY until December 31, 1999.

38

K.4	Retirement under Voluntary Retirement Incentive – Support Organizations Program

A CECONY Support Employee who satisfies the eligibility criteria set forth in Section K.3 and who elects during the period from July 1, 1999 through August 16, 1999, on a form furnished by and filed with CECONY, to accept the retirement incentives described in Section K.5, shall retire with an effective date of September 1, 1999. A CECONY Support Employee’s election to retire shall be revocable until the close of business on the seventh day following the end of the election period, or August 23, 1999. If the CECONY determines that deferral is warranted by business necessity or extraordinary circumstances, CECONY may require a CECONY Support Employee who has made an election in accordance with this Section to defer his or her effective date of retirement until no later than January 1, 2000.

K.5	Special Retirement Benefits under Voluntary Retirement Incentive - Support Organizations

The retirement benefits payable to a CECONY Support Employee who elects to retire, pursuant to Section K.4, under the Voluntary Retirement Incentive - Support Organizations Programs, shall be determined as follows:

(a) For purposes of determining the number of Years of Accredited Service, the CECONY Support Employee’s termination from employment shall be deemed to occur on December 31, 1999.

(b) The CECONY Support Employee’s Final Average Salary or Pay shall be determined as if he or she had remained in employment until December 31, 1999 and his or her Annual Basic Straight Time Compensation had remained unchanged from the rate in effect at July 1, 1999.

(c) For purposes of Appendix F.1.A(b), Section I(b), or Section F.2.A(b), the CECONY Support Employee’s Total Salary shall be determined as if he or she had remained in employment until December 31, 1999 and his or her rate of pay had remained unchanged from the rate in effect on July 1, 1999.

39

(d) For purposes of Section 4.04(b)(iv), the discount factor in Table A for all ages equal to or greater than age 55 shall be deemed to be 1.000.

(e) In addition to the benefit determined in accordance with subsections (c) and (d) above, the CECONY Support Employee shall receive a special lump sum amount (“Special Lump Sum”) which shall be equal to the sum of:

(i)	33% of his or her Final Average Salary or Pay, plus

(ii)

2% of his or her Final Average Salary or pay multiplied by his or her Years of Accredited Service, provided, however, that Years of Accredited Service in excess of 33 1/2 shall not be taken into account.

(f) For purposes of determining the amount of the Special Lump Sum, a CECONY Support Employee’s Years of Accredited Service shall be determined by deeming his or her date of termination of employment as December 31, 1999. his or her Final Average Salary or Pay shall be determined by taking into account the provisions of Section K.5 subparagraph (b). The Special Lump Sum shall be payable in accordance with the provisions of Section K.5, subparagraph (g).

(g) The CECONY Support Employee may elect to receive the Special Lump Sum in the form of a single lump sum payment payable as soon as practicable after the CECONY Support Employee’s effective date of retirement. If the CECONY Support Employee is married, such election shall be given effect only if his or her spouse provides written consent thereto, on a form furnished by the Plan Administrator and witnessed by a Notary Public. If the CECONY Support Employee does not make the election described in the foregoing sentence, then the Special Lump Sum shall be payable as an annuity in accordance with the provisions of Section K.5 subparagraph (h).

40

(h) If the Special Lump Sum is payable as an annuity, such annuity shall commence on the same date and be payable in the same form as the CECONY Support Employee’s Pension Allowance determined in accordance with the applicable benefit formula, giving effect to any election by the CECONY Support Employee in accordance with Article 5. The amount of such annuity shall be determined by first converting the Special Lump Sum into an annuity for the life of the CECONY Support Employee, on the basis of the Adjusted IRS Interest Rate and the IRS Mortality Table, and on the basis of the CECONY Support Employee’s age as of January 1, 2000, and then by applying the adjustment factor, if any, applicable to the CECONY Support Employee’s Pension Allowance, pursuant to any election made by the CECONY Support Employee in accordance the provisions of Article 5.

(i) In the event that the actual retirement date of a CECONY Support Employee is deferred, pursuant to Section K.4, then upon his or her actual retirement, his or her retirement benefits shall be determined in accordance with subparagraphs (a) and (b), except that: (i) his or her period of Accredited Service from September 1, 1999 through his or her actual date of retirement shall be added to the Accredited Service otherwise determined in accordance with subparagraph (a); and (ii) subparagraphs (b) and (c) shall be applied by (A) substituting for “December 31, 1999” a date that is later than December 31, 1999 by the same number of months that the CECONY Support Employee’s actual date of retirement is later than September 1, 1999, and (B) by substituting for “July 1, 1999” the earlier of October 1, 1999 or the day next preceding his or her actual date of retirement.

41

(j) If a CECONY Support Employee whose retirement is deferred pursuant Section K. 4, dies prior to his or her actual date of retirement, any election made by such CECONY Support Employee in accordance with Article 5 shall be given effect in the same manner as if the first day of the month that includes his or her date of death had been his or her Annuity Starting Date, and the Special Lump Sum shall be payable in accordance with the election made by the Employee pursuant to subparagraph (g). If the CECONY Support Employee had elected to receive the Special Lump Sum as a single lump sum payment, then such amount shall be paid to his or her Surviving Spouse, or, if there is no Surviving Spouse, to his or her Beneficiary, or, if there is no Beneficiary, to his or her beneficiary under the group term life insurance policy maintained by CECONY at the time of his or her death, on the first day of the month following his or her date of death.

(k) For purposes of the Cost of Living Adjustment provisions and entitlements, Article 11, any CECONY Support Employee whose actual retirement date is deferred until January 1, 2000 and whose Pension Allowance commenced in January 2000 shall be deemed to have had his or her Pension Allowance commenced to be paid prior to December 31, 1999 and shall be entitled to the annual adjustment to be made in April 2000.

42

K.6	Treatment of Certain Employees Retiring after March 31, 1999 but prior to August 1, 1999

An Eligible Employee of CECONY, who would have been a CECONY Support Employee within the meaning of Section K.1 and who would have satisfied the eligibility criteria set forth in Section K.2, except that he or she retired from the employment of CECONY after March 31, 1999 and prior to August 1, 1999, shall nonetheless be entitled to the retirement incentives described in Section K.5. For purposes of subparagraphs (b) and (c) of Section K.5, the date next preceding his or her actual date of retirement shall be substituted for “July 1, 1999”, and provided, further, however, that any increase in his or her Allowance benefit resulting from the application of subparagraphs (a), (b), (c) or (d), of Section K.5 shall be payable effective September 1, 1999 and, for the purpose of subparagraph (h) of Section K.5, he or she shall be deemed to have commenced to receive his or her Pension Allowance as of September 1, 1999.

K.7   Voluntary Nature of Retirement Incentive; Acceptance and Release No Employee shall be obligated to accept any retirement incentive, and an Employee’s election to accept the retirement incentive described in this Appendix K shall be purely voluntary. As a condition to an Employee’s receipt of the additional benefits described in this Appendix K, CECONY shall have the right to obtain from the Employee a waiver and or release of claims against CECONY and/or the Plan, based upon or arising out of termination of employment, consistent with the requirements of the federal Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act.

43

K.8   Support Departments for Purposes of Appendix K For purposes of this Appendix K, the following departments shall be deemed to have provided support to the Divestiture Operation: Central Services; Finance; Law; Central Public Affairs; Energy Management; and Fossil Power Engineering, Construction and Support.

44

APPENDIX L

TABLE 1 – O&R PARTICIPANT

ILLUSTRATIVE PENSION BENEFIT ADJUSTMENT CALCULATION ASSUMING

ANNUAL INFLATION EXCEEDS CAP IN LATER YEARS

Retirement Date	1993
Monthly Pension Payment	$2,000

—Pension         Benefit         Adjustment—

Year	CPI-U (a)	Amount Inflation (b)	Cum. Inflation (c)	PUO Threshold (d)	Excess over Threshold (e)	75% of Cum. Excess Prior Yr. (f)	Cum. 3% Cap (g)	Annual PUO Percent Increases (h)		Cum. PBA (i)	PBA increase Effective June 1 (j)	Monthly Pension Payment (k)
					(d-f)	(75% x c)	(3% Term)	(j / k)		(Lesser f or g)	(dif. Col.k)	($2,000 x i)
1992	140.3
1993	144.5	2.99%	2.99%	20%								$2,000.00
1994	149.6	3.55%	6.63%	20%								$2,000.00
1995	155.6	4.01%	10.91%	20%								$2,000.00
1996	161.2	3.60%	14.90%	20%								$2,000.00
1997	168.0	4.22%	19.74%	20%								$2,000.00
1998	172.5	2.60%	22.29%	20%	2.95%		1					$2,000.00
1999	178.5	3.40%	27.23%	20%	7.23%	2.21%	3.00%	2.01	%(A)	2.01%	40.20	$2,040.20
2000	182.6	2.30%	30.15%	20%	10.15%	5.42%	6.09%	2.61%		5.42%	60.20	$2,100.40
2001	189.0	3.50%	34.71%	20%	14.71%	7.61%	9.27%	1.73%		7.61%	43.00	$2,152.20
2002	195.0	3.17%	30.99%	20%	18.99%	11.05%	12.55%	2.65%		11.03%	60.40	$2,220.40
2003	210.0	7.69%	49.60%	20%	29.60%	14.24%	15.93%	2.30%		14.24%	64.20	$2,284.80
2004	225.0	7.14%	60.37%	20%	40.37%	22.26%	19.41%	5.77%		19.41%	103.40	$2,388.20
2005	205.5	3.00%	45.00%	20%	25.00%	15.64%	19.41%	2.76%		15.64%	61.60	$2,312.80
2006	209.7	3.00%	49.43%	20%	29.43%	10.81%	22.99%	2.74%		18.81%	63.40	$2,376.20
2007	215.9	3.00%	53.91%	20%	33.91%	22.07%	26.60%	2.74%		22.07%	65.20	$2,441.40
2008	222.4	3.00%	50.53%	20%	38.53%	25.43%	30.40%	2.75%		25.43%	67.20	$2,500.60
2009	229.1	3.00%	63.29%	20%	43.29%	20.90%	34.39%	2.77%		28.90%	69.40	$2,578.00
2010	236.0	3.00%	68.18%	20%	40.10%	32.47%	38.42%	2.77%		32.47%	71.40	$2,649.40
2011	243.0	3.00%	73.23%	20%	53.23%	36.14%	42.50%	2.77%		36.14%	73.40	$2,722.00
2012	250.3	3.00%	78.43%	20%	58.43%	39.92%	46.85%	2.78%		39.92%	75.60	$2,798.40
2013	257.8	3.00%	83.70%	20%	63.70%	43.02%	51.26%	2.79%		43.82%	78.00%	$2,876.40

Note:	All calculations performed with Cumulative information. Annual information derived by subtraction.

45

TABLE 2 –O&R PARTICIPANT

ILLUSTRATIVE PENSION BENEFIT ADJUSTMENT CALCULATION ASSUMING

ANNUAL INFLATION EXCEEDS CAP IN EARLY YEARS

Retirement Date	1993
Monthly Pension Payment	$2,000

—Pension         Benefit         Adjustment—

Year	CPI-U (a)	Annual Inflation (b)	Cum. Inflation (c)	PUO Threshold (d)	Excess over Threshold (e)	75% of Cum. Excess Prior Yr. (f)	Cum. 3% Cap (g)	Annual PBA Percent Increases (h)	Cum. PBA (i)	PUA increase Effective June 1 (j)	Monthly Pension Payment (k)
					(d-f)	(75% X c)	(3% Term)	(j / k)	(Lesser f or g)	(dif. Col.k)	($2,000 x i)
1992	140.3
1993	144.5	2.99%	2.99%	20%							$2,000.00
1994	140.7	2.91%	5.99%	20%							$2,000.00
1995	152.0	2.22%	8.34%	20%							$2,000.00
1996	156.0	2.43%	11.19%	20%							$2,000.00
1997	162.0	3.05%	15.47%	20%							$2,000.00
1998	165.5	2.16%	17.96%	20%							$2,000.00
1999	172.0	3.93%	22.59%	20%	2.59%		1				$2,000.00
2000	185.0	7.56%	31.06%	20%	11.86%	1.94%	3.00%	1.94%	1.94%	30.00	$2,038.00
2001	190.0	7.03%	41.15%	20%	21.13%	8.90%	6.09%	4.07%	6.09%	83.00	$2,121.00
2002	210.0	6.06%	49.68%	20%	29.68%	15.05%	9.27%	3.00%	9.27%	63.60	$2,185.40
2003	223.0	6.19%	58.95%	20%	30.95%	22.26%	12.55%	3.00%	12.55%	65.60	$2,251.00
2004	239.0	7.17%	70.35%	20%	50.35%	29.21%	15.93%	3.00%	15.93%	67.60	$2,318.60
2005	253.0	5.86%	80.33%	20%	60.35%	37.76%	19.41%	3.00%	19.41%	69.60	$2,500.20
2006	264.0	4.35%	88.17%	20%	60.17%	45.25%	22.99%	3.00%	22.99%	71.60	$2,459.00
2007	271.0	2.65%	93.16%	20%	73.16%	51.13%	26.60%	3.00%	26.68%	73.80	$2,533.60
2008	279.0	2.95%	98.06%	20%	78.06%	54.07%	30.40%	3.00%	30.40%	76.00	$2,609.60
2009	288.0	3.23%	105.27%	20%	85.27%	59.15%	34.39%	3.00%	34.39%	78.20	$2,687.00
2010	297.0	3.13%	111.69%	20%	91.69%	63.95%	30.42%	3.00%	30.42%	80.00	$2,768.40
2011	305.0	2.69%	117.39%	20%	97.39%	68.77%	42.50%	3.01%	42.50%	85.20	$2,851.60
2012	315.0	3.20%	124.52%	20%	104.52%	73.04%	46.85%	2.99%	46.85%	85.40	$2,937.00
2013	325.0	3.17%	131.65%	20%	111.65%	78.39%	51.26%	3.00%	51.26%	80.70%	$3,025.20

Note:	All calculations performed with Cumulative information. Annual information derived by subtraction.

46

TABLE 3 – O&R PARTICIPANT

ILLUSTRATIVE PENSION BENEFIT ADJUSTMENT CALCULATION ASSUMING

ANNUAL INFLATION EXCEEDS CAP IN EARLY YEARS

Retirement Date	1993
Monthly Pension Payment	$2,000

—Pension         Benefit         Adjustment—

Year	CPI-U (a)	Annual Inflation (b)	Cum. Inflation (c)	PUO Threshold (d)	Excess over Threshold (e)	75% of Cum. Excess Prior Yr. (f)	Cum. 3% Cap (g)	Annual PBA Percent Increases (h)		Cum. PBA (i)	PUA increase Effective June 1 (j)	Monthly Pension Payment (k)
					(d-f)	(75% X c)	(3% Term)	(j / k)		(Lesser f or g)	(dif. Col.k)	($2,000 x i)
1992	140.3
1993	144.5	2.99%	2.99%	20%								$2,000.00
1994	149.6	3.53%	6.63%	20%								$2,000.00
1995	155.6	4.01%	10.91%	20%								$2,000.00
1996	161.2	3.60%	14.90%	20%								$2,000.00
1997	160.0	4.22%	19.74%	20%								$2,000.00
1998	172.5	2.68%	22.95%	20%	7.95%		1					$2,000.00
1999	178.5	3.40%	27.23%	20%	7.23%	2.21%	3.00%	2.01	%(A)	2.01%	40.20	$2,040.20
2000	182.6	2.30%	30.15%	20%	10.15%	5.42%	6.09%	2.61%		5.42%	60.20	$2,100.40
2001	189.0	3.50%	34.71%	20%	14.71%	7.61%	9.27%	1.75%		7.61%	43.00	$2,152.20
2002	195.0	3.17%	38.99%	20%	18.99%	11.03%	12.55%	2.65%		11.03%	60.40	$2,220.40
2003	210.0	7.69%	49.68%	20%	29.60%	14.24%	15.93%	2.30%		14.24%	64.20	$2,284.80
2004	225.0	7.14%	60.37%	20%	40.37%	22.26%	19.41%	5.77%		19.41%	103.40	$2,388.20
2005	245.0	8.89%	74.63%	20%	54.63%	30.28%	22.99%	5.36%		22.99%	71.60	$2,459.80
2006	270.0	10.20%	92.44%	20%	72.44%	40.97%	26.68%	6.67%		26.68%	73.00	$2,533.60
2007	296.0	9.63%	110.98%	20%	90.98%	54.35%	30.40%	7.65%		30.40%	76.00	$2,609.60
2008	315.0	6.42%	124.52%	20%	104.52%	60.24%	34.59%	7.22%		34.39%	78.20	$2,687.80
2009	335.0	6.55%	130.77%	20%	118.77%	78.39%	38.42%	4.01%		38.42%	80.60	$2,768.40
2010	350.0	6.87%	155.17%	20%	135.17%	89.08%	42.50%	4.76%		42.50%	83.70	$2,851.60
2011	379.0	5.87%	170.14%	20%	150.14%	101.37%	46.05%	5.15%		46.05%	85.40	$2,937.00
2012	400.0	5.54%	185.10%	20%	165.10%	112.61%	51.26%	4.40%		51.26%	88.20	$3,025.20
2013	430.0	7.50%	206.49%	20%	186.49%	123.83%	55.80%	4.16%		55.00%	90.80%	$3,116.00

Note:	(A) Excess over 20% threshold is greater than yr. inflation rate in initial year of PBA adjustment. Use 75% of prior year inflation or 75% excess over threshold to calculate PBA. All later years calc. are cumulative. All calculations performed with Cumulative information. Annual information derived by subtraction.

47

APPENDIX M

Provisions Applicable to Participants

Employed at the Lakewood Plant

M.1	Effective Date and Scope of Appendix M

This Appendix M shall be effective as of June 1, 2000, the closing date of the acquisition of the natural gas fueled electric generation facility known as the Lakewood Cogeneration Facility (“Lakewood Plant”) by Consolidated Edison Development, Inc. (“CED”).

M.2	Lakewood Participants

For purposes of this Appendix M, the term “Lakewood Participant” means an Eligible Employee who is employed at the Lakewood Plant. A Lakewood Participant shall be a CEI Participant, and shall receive the benefit determined under the formula for a CEI Participant set forth in Article IV of the Plan.

M.3	Benefit Provisions Applicable to Lakewood Participants as of June 1, 2000

Notwithstanding any provision to the contrary, a Lakewood Participant who was employed at the Lakewood Plant as of June 1, 2000 shall be fully and nonforfeitably vested in 100% of his or her Pension Allowance (“Special Lakewood Participant”). Years of service of a Special Lakewood Participant as a Participant in the Pension Plan for Employees of Consumers Power Company shall be counted as Years of Accredited Service for purposes of calculating his or her Pension Allowance under the formula for a CEI Participant.

48